UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08764

UBS PACE Select Advisors Trust
(Exact name of registrant as specified in charter)

1285 Avenue of the Americas, New York, New York			10019-6028
(Address of principal executive offices)			(Zip code)

Mark F. Kemper, Esq. UBS Global Asset Management 1285 Avenue of the Americas New York, NY 10019-6028
(Name and address of agent for service)

Copy to: Jack W. Murphy, Esq. Dechert LLP 1775 I Street, N.W. Washington, DC 20006-2401

Registrant’s telephone number, including area code:		212-713 3000

Date of fiscal year end:	July 31

Date of reporting period:	January 31, 2010

Item 1.  Reports to Stockholders.

UBS PACE® Select Advisors Trust

Semiannual Report

January 31, 2010

Table of contents

Introduction	2

Portfolio Advisor's and Sub-Advisors' commentaries and schedules of investments

UBS PACE® Money Market Investments	5

UBS PACE® Government Securities Fixed Income Investments	13

UBS PACE® Intermediate Fixed Income Investments	26

UBS PACE® Strategic Fixed Income Investments	39

UBS PACE® Municipal Fixed Income Investments	57

UBS PACE® Global Fixed Income Investments	69

UBS PACE® High Yield Investments	80

UBS PACE® Large Co Value Equity Investments	94

UBS PACE® Large Co Growth Equity Investments	103

UBS PACE® Small/Medium Co Value Equity Investments	114

UBS PACE® Small/Medium Co Growth Equity Investments	124

UBS PACE® International Equity Investments	134

UBS PACE® International Emerging Markets Equity Investments	146

UBS PACE® Global Real Estate Securities Investments	157

UBS PACE® Alternative Strategies Investments	165

Understanding your Portfolio's expenses	194

Statement of assets and liabilities	200

Statement of operations	208

Statement of changes in net assets	212

Financial highlights	219

Notes to financial statements	272

General information	311

Board approval of certain investment advisory agreements	312

UBS PACE Select Advisors Trust offers multiple share classes representing interests in 15 separate Portfolios. (UBS PACE Money Market Investments offers only one share class.) Different classes of shares and/or Portfolios are offered by separate prospectuses.

For more information on a portfolio or class of shares, contact your financial advisor. He or she can send you a current prospectus relating to a portfolio or class of shares. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management (Americas) Inc. at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

UBS PACE Select Advisors Trust

Introduction

March 17, 2010

Dear UBS PACE Shareholder,

We are pleased to provide you with the semiannual report for the UBS PACE portfolios (the "Portfolios"), comprising the UBS PACE Select Advisors Trust. This report includes summaries of the performance of each Portfolio, as well as commentaries from the investment advisor and sub-advisors regarding the events that affected Portfolio performance during the six months ended January 31, 2010. Please note that the opinions of the sub-advisors do not necessarily represent those of UBS Global Asset Management (Americas) Inc.

Market review

Money market fund managers were faced with a number of challenges over the reporting period. The Federal Reserve Board's (the "Fed's") efforts to stimulate economic growth kept yields at historically low levels, making the quest for income largely futile. Significantly, however, despite these obstacles, money market funds continued to attract investors. On the economic front, while economic growth in the US was still strained when the reporting period began, the recession—considered to be the longest since the Great Depression—appears to have ended.* Gross domestic product ("GDP") declined 6.4% for the first quarter of 2009, its third consecutive quarterly contraction. While the economy continued to struggle throughout the second quarter of 2009, GDP fell at a more modest pace, declining 0.7%. The Commerce Department then reported that third quarter 2009 GDP increased 2.2% and its advance estimate for fourth quarter GDP was a strong 5.7% expansion.

The US economy's turnaround was due, in part, to the Federal Reserve Board's (the "Fed's") accommodative monetary policy and the federal government's $787 billion stimulus program.

Economic growth also improved overseas. During the reporting period, data indicated that the recession in both Germany and France ended during the second quarter of 2009. In contrast, the UK emerged from its lengthy downturn during the last three months of 2009. Elsewhere, positive economic growth in Japan resumed during the second quarter of 2009. In many instances, growth rates in emerging markets countries held up relatively better than their developed country counterparts. As a case in point, while growth moderated in China, it avoided falling into a recession.

Global equity markets continue to rally

The US stock market generally moved higher in the period. The S&P 500 Index1 posted positive returns gaining 9.87% over the reporting period. The market's continued ascent was due to a variety of factors, including signs that the economy was recovering, better-than-expected corporate profits and robust investor risk appetites.

International equity markets also generated solid results during the reporting period. International developed stocks, as measured by the MSCI EAFE Index (net),2 returned 6.93% during the period. Emerging markets

*  The National Bureau of Economic Research (NBER) defines economic recession as: "a significant decline in the economic activity spread across the economy, lasting more than a few months, normally visible in real GDP growth, real personal income, employment (non-farm payrolls), industrial production and wholesale-retail sales."

1  The S&P 500 Index is an unmanaged, weighted index composed of 500 widely held common stocks varying in composition, and is not available for direct investment. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

2  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS PACE Select Advisors Trust

equities generated even better results, with the MSCI Emerging Markets Index3 gaining 11.49% over the same period. Rising commodity prices and an improving economic backdrop were two of the factors supporting emerging markets equity prices.

Risk-taking is rewarded in the fixed income markets

The US bond market generated positive results, which is in sharp contrast to late 2008 and early 2009, when investors were drawn to the relative safety of short-term Treasuries. Risk aversion continued to abate throughout the reporting period, primarily as economic conditions showed signs of improvement. Against this backdrop, the US spread sectors (non-Treasuries) generated strong results during the reporting period. (Spread sectors refer to nongovernment fixed income investments with higher yields at greater risk than government investments.)

The US bond market, as measured by the Barclays Capital US Aggregate Index,4 returned 3.87%. Looking at the riskier fixed income asset classes, high yield bonds and emerging markets debt generated strong results over the six-month reporting period. During that time, the Merrill Lynch US High Yield Cash Pay Constrained Index5 gained 16.09% and the J.P. Morgan Emerging Markets Bond Index Global (EMBI Global)6 rose 8.94%.

3  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

4  The Barclays Capital US Aggregate Index is an unmanaged index of the USD-denominated, investment-grade, fixed-rate, taxable bond market of SEC-registered securities. The Index includes bonds from the treasury, government-related, corporate, mortgage-backed, asset-backed and commercial mortgage-backed sectors. US agency hybrid adjustable rate mortgage (ARM) securities were added to the Index on April 1, 2007. Investors should note that indices do not reflect the deduction of fees and expenses.

5  The Merrill Lynch US High Yield Cash Pay Constrained Index is the index of publicly placed non-convertible, coupon-bearing, US dollar denominated below investment grade corporate debt with a term to maturity of at least one year. The Index is market weighted, so that larger bond issuers have a greater effect on the index's return. However, the representation of any single bond issue is restricted to a maximum of 2% of the total index. Investors should note that indices do not reflect the deduction of fees and expenses

6  The J.P. Morgan Emerging Markets Bond Index Global (EMBI Global) is an unmanaged index which tracks total returns for US-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans and Eurobonds. Investors should note that indices do not reflect the deduction of fees and expenses.

UBS PACE Select Advisors Trust

All eyes are on the global economy

While the worst of the global recession appears to be over, a number of uncertainties remain regarding the sustainability of the economic recovery. Unemployment remains high in a number of countries and government stimulus programs are scheduled to largely expire throughout the year. In addition, there are a number of geopolitical "hot spots" that could impact global growth rates and the financial markets. Given this environment, there may be periods of market volatility.

Rather than be swayed by short-term market events, we urge you to work closely with your professional financial advisor. He or she can help you remain focused on your long-term financial goals and adjust your investment portfolio when appropriate. We appreciate your continued support.

Sincerely,

Kai R. Sotorp
President, UBS PACE Select Advisors Trust
Head—Americas, UBS Global Asset Management (Americas) Inc.

This report is intended to assist investors in understanding how the Portfolios performed during the six-month period ended January 31, 2010. The views expressed in the Advisor's and Sub-Advisors' Comments sections are as of the end of the reporting period, reflect performance results gross of fees and expenses, and are those of the investment advisor (with respect to UBS PACE Money Market Investments only) and sub-advisors. Sub-advisors' comments on Portfolios that have more than one subadvisor are reflective of their portion of the Portfolio only. The views and opinions in this report were current as of March 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the investment advisor and sub-advisors reserve the right to change their views about individual securities, sectors and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of a Portfolio's future investment intent.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance

For the six months ended January 31, 2010, the Portfolio returned 0.01%, before the deduction of the maximum UBS PACE program fee. (The Portfolio declined 0.74%, after the deduction of the maximum UBS PACE program fee, for the six-month period.) Please remember that the UBS PACE program fee is assessed outside the Portfolio at the UBS PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. In comparison, the 90-Day US T-Bill Index (the "benchmark") returned 0.06% and the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 7. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Advisor's comments

Money market fund managers were faced with a number of challenges over the reporting period. The Federal Reserve Board's (the "Fed's") efforts to stimulate economic growth kept yields at historically low levels, making the quest for income largely futile. Significantly, however, despite these obstacles, money market funds continued to attract investors.

On the economic front, given the issues impacting the credit markets, we sought to maintain a high degree of liquidity in the Portfolio, in order to minimize pricing volatility and to meet redemption requests. We initially invested a significant portion of the Portfolio's new investments in relatively short-term money market securities, maturing within one to three months. As the reporting period progressed and the credit markets stabilized, we increased the Portfolio's weighted average maturity significantly, ending the period at 53 days. (Weighted average maturity is an average of the maturity dates of a portfolio's securities, weighted by the dollar amount that is invested in each maturity.)

At the issuer level, we maintained a relatively higher level of diversification by investing in smaller positions. The Portfolio is generally able to hold up to 5.00% in any one issuer (subject to certain exceptions), with the goal of reducing risk and keeping the Portfolio liquid. As the economic environment improved in the period, we gradually increased our single issuer exposure, typically purchasing up to 3% in single non-government issuers.

In addition, we significantly increased the Portfolio's position in certificates of deposit and slightly decreased its exposure to asset-backed commercial paper. In contrast, we decreased the Portfolio's position in US government and agency obligations, repurchase agreements and short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

UBS PACE Select Advisors Trust – UBS PACE Money Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Advisor's comments – concluded

On a final note, on January 27, 2010, the Securities and Exchange Commission ("SEC") voted to adopt rule amendments designed to strengthen the regulations governing money market funds. The amendments impose new liquidity, credit quality and maturity limits. They also enhance disclosures by, among other things, requiring the monthly posting of portfolio holdings reports. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") welcomes the SEC's approval of these new requirements. We believe that they will fortify the money market sector and are consistent with UBS Global AM's long-standing conservative approach to the management of its US money market funds. The new amendments are expected to become effective beginning later in 2010.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10	6 months	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE program fee[1]	0.01%	0.07%	2.81%	2.65%
UBS PACE Money Market Investments after deducting maximum UBS PACE program fee[1]	(0.74)%	(1.42)%	1.28%	1.13%
90-Day US T-Bill Index[2]	0.06%	0.15%	2.84%	2.79%
Lipper Money Market Funds median	0.01%	0.08%	2.70%	2.51%

For UBS PACE Money Market Investments, average annual total returns for periods ended December 31, 2009, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, (1.36)%; 5-year period, 1.31%; 10-year period, 1.17%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2010 was 0.01% (without maximum UBS PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.29)% before fee waivers and/or expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was (1.49)% after fee waivers and/or expense reimbursements; the yield was (1.79)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Net assets (mm)	$403.2
Number of holdings	81
Weighted average maturity	53 days
Portfolio composition[1]	01/31/10
Commercial paper	40.1%
US government and agency obligations	23.8
Certificates of deposit	18.1
Repurchase agreements	12.8
Short-term corporate obligations	1.5
Bank note	1.2
Other assets less liabilities	2.5
Total	100.0%
Top 10 holdings[1]	01/31/10
Repurchase agreement with Deutsche Bank Securities, 0.110% due 02/01/10	8.9%
Repurchase agreement with Barclays Bank PLC, 0.110% due 02/01/10	3.7
Federal Home Loan Bank, 0.550% due 06/04/10	2.5
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.170% due 02/16/10	2.5
Dexia Delaware LLC, 0.220% due 02/02/10	2.5
Amsterdam Funding Corp., 0.150% due 02/16/10	2.5
Bank of Montreal, 0.100% due 02/01/10	2.0
ENI Finance USA, Inc., 0.130% due 02/16/10	1.5
Enterprise Funding Co. LLC, 0.220% due 02/24/10	1.4
Federal Home Loan Bank, 0.191% due 02/09/10	1.4
Total	28.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
US government and agency obligations—23.82%
Federal Farm Credit Bank 0.500%, due 08/09/10[1]	$5,000,000	$4,986,875
Federal Home Loan Bank 0.191%, due 02/09/10[2]	5,500,000	5,500,139
0.413%, due 02/13/10[2]	5,000,000	5,000,000
0.520%, due 06/01/10	3,000,000	2,999,638
0.550%, due 06/04/10	10,000,000	10,011,024
2.750%, due 06/18/10	5,000,000	5,046,828
0.500%, due 10/15/10	2,100,000	2,099,906
0.500%, due 10/29/10	4,000,000	4,005,836
0.500%, due 12/28/10	4,000,000	4,000,000
0.400%, due 01/04/11	2,000,000	1,998,579
Federal Home Loan Mortgage Corp.* 0.350%, due 02/16/10[1]	5,000,000	4,999,271
0.210%, due 04/19/10[1]	5,000,000	4,997,754
0.145%, due 04/26/10[1]	5,000,000	4,998,308
0.230%, due 07/06/10[1]	5,000,000	4,995,049
0.520%, due 07/16/10[1]	5,000,000	4,988,083
0.170%, due 07/20/10[1]	5,000,000	4,996,010
Federal National Mortgage Association* 0.141%, due 04/13/10[2]	5,000,000	5,000,000
0.190%, due 06/09/10[1]	5,000,000	4,996,622
2.875%, due 10/12/10	1,300,000	1,321,282
US Treasury Bills 0.495%, due 07/29/10[1]	3,350,000	3,341,801
0.498%, due 07/29/10[1]	1,650,000	1,645,941
US Treasury Notes 2.000%, due 02/28/10	4,100,000	4,105,367
Total US government and agency obligations (cost—$96,034,313)		96,034,313
Bank note—1.24%
Banking-US—1.24%
Bank of America N.A. 0.210%, due 03/26/10 (cost—$5,000,000)	5,000,000	5,000,000
Certificates of deposit—18.13%
Banking-non-US—16.39%
Banco Bilbao Vizcaya London 0.255%, due 02/19/10	5,000,000	5,000,012
Bank of Montreal 0.100%, due 02/01/10	8,000,000	8,000,000
Bank of Nova Scotia 0.320%, due 03/08/10	1,000,000	1,000,010
1.100%, due 05/11/10	1,600,000	1,600,000
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.170%, due 02/16/10	10,000,000	10,000,042
BNP Paribas SA 0.230%, due 03/30/10	3,000,000	3,000,000

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-non-US—(concluded)
Intesa Sanpaolo SpA 0.150%, due 02/12/10	$5,000,000	$5,000,000
National Australia Bank Ltd. 0.210%, due 04/30/10	4,000,000	4,000,000
National Bank of Canada 0.190%, due 02/24/10	5,000,000	5,000,000
Natixis 0.200%, due 02/12/10	5,000,000	5,000,008
0.220%, due 03/22/10	5,000,000	5,000,000
Rabobank Nederland N.V. 0.290%, due 07/06/10	2,000,000	2,000,000
Societe Generale 0.500%, due 02/01/10	2,000,000	2,000,000
UniCredito Italiano SpA 0.210%, due 02/25/10	5,000,000	5,000,000
Westpac Banking Corp. 0.200%, due 02/01/10[2]	3,500,000	3,500,000
0.210%, due 02/01/10[2]	1,000,000	1,000,000
		66,100,072
Banking-US—1.74%
Royal Bank of Scotland PLC 0.200%, due 04/19/10	5,000,000	5,000,000
State Street Bank & Trust Co. 0.220%, due 05/20/10	2,000,000	2,000,000
		7,000,000
Total certificates of deposit (cost—$73,100,072)		73,100,072
Commercial paper[1]—40.08%
Asset backed-miscellaneous—17.15%
Amsterdam Funding Corp. 0.150%, due 02/16/10	10,000,000	9,999,375
Atlantic Asset Securitization LLC 0.190%, due 03/04/10	5,000,000	4,999,182
Bryant Park Funding LLC 0.150%, due 02/17/10	3,201,000	3,200,787
Chariot Funding LLC 0.150%, due 02/25/10	4,000,000	3,999,600
Enterprise Funding Co. LLC 0.220%, due 02/24/10	5,504,000	5,503,226
Market Street Funding LLC 0.200%, due 03/11/10	5,000,000	4,998,944
Old Line Funding Corp. 0.220%, due 02/16/10	5,000,000	4,999,542
Ranger Funding Co. LLC 0.210%, due 03/12/10	2,000,000	1,999,545
0.180%, due 04/27/10	5,000,000	4,997,875
Salisbury Receivables Co. LLC 0.150%, due 02/04/10	2,000,000	1,999,975
Sheffield Receivables Corp. 0.180%, due 04/26/10	5,000,000	4,997,900

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Thames Asset Global Securitization No. 1 0.150%, due 02/10/10	$5,000,000	$4,999,813
0.140%, due 02/18/10	5,000,000	4,999,669
Variable Funding Capital Corp. 0.160%, due 02/16/10	3,446,000	3,445,770
0.150%, due 02/25/10	4,000,000	3,999,600
		69,140,803
Asset backed-securities—2.48%
Grampian Funding LLC 0.250%, due 02/01/10	5,000,000	5,000,000
0.350%, due 02/02/10	5,000,000	4,999,951
		9,999,951
Banking-non-US—2.73%
Banco Bilbao Vizcaya London 0.250%, due 03/17/10	5,000,000	4,998,472
Intesa Funding LLC 0.150%, due 02/19/10	5,000,000	4,999,625
Westpac Securitization NZ Ltd. 0.311%, due 02/22/10	1,000,000	1,000,000
		10,998,097
Banking-US—14.13%
Barclays US Funding Corp. 0.210%, due 02/09/10	5,000,000	4,999,767
Calyon N.A., Inc. 0.280%, due 02/19/10	5,000,000	4,999,300
CBA (Delaware) Finance, Inc. 0.300%, due 06/23/10	3,000,000	2,996,450
Danske Corp. 0.170%, due 02/05/10	5,000,000	4,999,905
0.190%, due 03/01/10	5,000,000	4,999,261
Deutsche Bank Financial LLC 0.190%, due 04/07/10	4,000,000	3,998,628
Dexia Delaware LLC 0.220%, due 02/02/10	10,000,000	9,999,939
ING (US) Funding LLC 0.170%, due 02/08/10	5,000,000	4,999,835
Nordea N.A., Inc. 0.205%, due 02/19/10	5,000,000	4,999,487
Rabobank USA Financial Corp. 0.180%, due 03/18/10	5,000,000	4,998,875
Societe Generale N.A., Inc. 0.245%, due 02/12/10	5,000,000	4,999,626
		56,991,073
Energy-integrated—1.49%
ENI Finance USA, Inc. 0.130%, due 02/16/10	6,000,000	5,999,675

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Finance-captive automotive—0.74%
Toyota Motor Credit Corp. 0.200%, due 02/03/10	$3,000,000	$2,999,967
Finance-noncaptive diversified—0.99%
General Electric Capital Corp. 0.210%, due 05/03/10	4,000,000	3,997,877
Food/beverage—0.37%
Nestle Capital Corp. 0.650%, due 02/16/10	1,500,000	1,499,594
Total commercial paper (cost—$161,627,037)		161,627,037
Short-term corporate obligations—1.49%
Banking-non-US—0.25%
Commonwealth Bank of Australia 0.269%, due 04/28/10[2,3]	1,000,000	1,000,000
Supranationals—1.24%
International Bank for Reconstruction & Development 0.150%, due 03/05/10[1]	5,000,000	4,999,333
Total short-term corporate obligations (cost—$5,999,333)		5,999,333
Repurchase agreements—12.81%
Repurchase agreement dated 01/29/10 with Barclays Bank PLC, 0.110% due 02/01/10, collateralized by $15,380,000 Federal National Mortgage Association obligations, 4.150% due 12/17/18; (value—$15,300,665); proceeds: $15,000,138	15,000,000	15,000,000
Repurchase agreement dated 01/29/10 with Deutsche Bank Securities, 0.110% due 02/01/10, collateralized by $36,743,000 Federal National Mortgage Association obligations, 2.000% due 04/29/13; (value—$36,720,219); proceeds: $36,000,330	36,000,000	36,000,000

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Repurchase agreements—(concluded)
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $669,398 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$669,126); proceeds: $656,001	$656,000	$656,000
Total repurchase agreements (cost—$51,656,000)		51,656,000
Total investments (cost—$393,416,755 which approximates cost for federal income tax purposes)— 97.57%		393,416,755
Other assets in excess of liabilities—2.43%		9,808,247
Net assets (applicable to 403,224,514 shares of beneficial interest outstanding equivalent to $1.00 per share)— 100.00%		$403,225,002

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Interest rates shown are the discount rates at date of purchase.

2  Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2010, and reset periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.25% of net assets as of January 31, 2010, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Affiliated issuer activity

The table below details the Portfolio's activity in an affiliated issuer during the six months ended January 31, 2010.

The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$9,894,000	$—	$9,894,000	$—	$87

UBS PACE Select Advisors Trust

UBS PACE Money Market Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$96,034,313	$—	$96,034,313
Bank note	—	5,000,000	—	5,000,000
Certificates of deposit	—	73,100,072	—	73,100,072
Commercial paper	—	161,627,037	—	161,627,037
Short-term corporate obligations	—	5,999,333	—	5,999,333
Repurchase agreements	—	51,656,000	—	51,656,000
Total	$—	$393,416,755	$—	$393,416,755

Issuer breakdown by country of origin

Percentage of total investments
United States	77.5%
Italy	5.3
Canada	4.0
France	3.8
Japan	3.3
Australia	2.7
Spain	2.5
Netherlands	0.5
Switzerland	0.4
Total	100.0%

Weighted average maturity—53 days

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 5.11%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 4.32%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Mortgage-Backed Securities Index (the "benchmark") returned 3.41%, and the Lipper US Mortgage Funds category posted a median return of 4.75%. In February 2009, Lipper changed the Portfolio's peer group classification from the Lipper Intermediate US Government Funds category to the Lipper US Mortgage Funds category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 15. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio outperformed its benchmark during the reporting period. A longer-than-benchmark duration was a slight positive for performance, as Treasury yields were volatile during the period. (Duration measures a portfolio's sensitivity to interest rate changes. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of assets in the portfolio.)

The Portfolio benefited from an overweight to agency mortgages during the summer, but gradually decreased its position as mortgages reached all-time high valuations. High coupon agency mortgages helped performance early in the period, but was eventually scaled back as mortgage spreads—that is, the difference between the yields paid on these securities versus those paid on Treasuries—significantly narrowed. Our emphasis on what we believed to be attractively priced high quality assets, especially those with government support, was beneficial for performance. Elsewhere, our senior non-government agency mortgage-backed security ("MBS") positions contributed to performance as the sector rallied due to strong demand from Public Private

UBS PACE Select Advisors Trust – UBS PACE Government Securities Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

W. Scott Simon

Objective:

Current income

Investment process:

The Portfolio invests primarily in government fixed income securities which include US bonds, including those backed by mortgages, and related repurchase agreements. Mortgage-backed securities include "to be announced" or "TBA" securities which usually are traded on a forward commitment basis with an approximate principal amount and no defined maturity date; issued or guaranteed by US government agencies and instrumentalities. The Portfolio also invests, to a lesser extent, in investment grade bonds of private issuers, including those backed by mortgages or other assets. The Portfolio may invest in bonds of varying maturities, but normally limits its duration to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. (Duration is a measure of a portfolio's sensitivity to interest rate changes.) PIMCO establishes duration targets based on its expectations for changes in interest rates, and then positions the Portfolio to take advantage of yield curve shifts. PIMCO decides to buy and sell specific bonds based on an analysis of their values relative to other similar securities.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Sub-Advisor's comments – concluded

Investment Program ("PPIP") buyers, continued absence of new supply and improved availability of financing (PPIP is a government-sponsored program between the US Treasury, the FDIC and the Federal Reserve Board designed to improve the health of financial institutions holding real estate-related assets by increasing the flow of credit throughout the US economy). An allocation to super senior commercial MBS was also a positive for performance as spreads tightened on continued support from the Term Asset-Backed Securities Loan Facility ("TALF") and the PPIP (The TALF was created by the Federal Reserve Board to help market participants meet the credit needs of households and small businesses by supporting the issuance of asset-backed securities.)

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	4.90%	10.84%	5.32%	N/A	5.27%
maximum sales charge	Class B3	4.58%	10.08%	4.53%	N/A	4.97%[7]
or UBS PACE Select	Class C4	4.63%	10.27%	4.78%	N/A	5.07%
program fee	Class Y5	5.03%	11.12%	5.62%	N/A	5.59%
	Class P6	5.11%	11.20%	5.58%	6.41%	6.18%
After deducting	Class A2	0.17%	5.85%	4.35%	N/A	4.73%
maximum sales charge	Class B3	(0.40)%	5.08%	4.19%	N/A	4.97%[7]
or UBS PACE Select	Class C4	3.88%	9.52%	4.78%	N/A	5.07%
program fee	Class P6	4.32%	9.54%	4.00%	4.83%	4.60%
Barclays Capital US Mortgage-Backed Securities Index[8]		3.41%	7.09%	5.94%	6.69%	6.51%
Lipper US Mortgage Funds median		4.75%	10.09%	4.34%	5.45%	5.07%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 4.88%; 5-year period, 4.07%; since inception, 4.58%; Class B—1-year period, 4.08%; 5-year period, 3.91%; since inception, 4.82%; Class C—1-year period, 8.54%; 5-year period, 4.49%; since inception, 4.92%; Class Y—1-year period, 10.12%; 5-year period, 5.33%; since inception, 5.44%; Class P—1-year period, 8.47%; 5-year period, 3.73%; 10-year period, 4.60%; since inception, 4.51%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.07% and 1.02%; Class B—1.86% and 1.77%; Class C—1.63% and 1.52%; Class Y—0.92% and 0.77%; and Class P—0.86% and 0.77%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2010 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to PIMCO. The Portfolio and UBS Global AM have also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.02%; Class B—1.77%; Class C—1.52%; Class Y—0.77%; and Class P—0.77%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 18, 2000 for Class B shares, December 4, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Mortgage-Backed Securities Index (formerly known as the Lehman Brothers Mortgage-Backed Securities Index) covers fixed rate securitized issues backed by the mortgage pools of the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association. Graduated Payment Mortgages and Graduated Equity Mortgages are excluded. The average-weighted life is approximately eight years. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Weighted average duration	2.7	yrs.
Weighted average maturity	3.4	yrs.
Average coupon	3.88%
Average quality[1]	AAA
Net assets (mm)	$611.5
Number of holdings	369
Portfolio composition[2]	01/31/10
Bonds	126.3%
Options, futures and swaps	0.1
Investments sold short	(32.9)
Cash equivalents and other assets less liabilities	6.5
Total	100.0%
Asset allocation[2]	01/31/10
US government agency mortgage pass-through certificates	107.2%
Collateralized mortgage obligations	16.5
Asset-backed securities	1.5
US government obligation	1.1
Stripped mortgage-backed securities	0.0	[3]
Options, futures and swaps	0.1
Investments sold short	(32.9)
Cash equivalents and other assets less liabilities	6.5
Total	100.0%

1  Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

3  Weightings represent less than 0.05% of the Portfolio's net assets as of January 31, 2010.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
US government obligation—1.14%
US Treasury Notes 3.125%, due 10/31/16 (cost—$6,963,585)	$6,900,000	$6,944,740
Government national mortgage association certificates—14.73%
GNMA 4.000%, due 04/15/39	887,876	873,468
4.000%, due 05/15/39	1,972,718	1,936,273
4.000%, due 07/15/39	2,658,731	2,615,586
4.500%, due 04/15/39[1]	748,963	760,599
4.500%, due 05/15/39[1]	1,467,549	1,490,350
4.500%, due 06/15/39[1]	1,238,197	1,257,433
4.500%, due 07/15/39[1]	269,424	273,609
4.500%, due 08/15/39[1]	6,060,244	6,154,394
4.500%, due 09/15/39[1]	6,578,135	6,680,330
4.500%, due 10/15/39[1]	4,419,311	4,487,967
4.500%, due 11/15/39[1]	6,981,487	7,089,950
6.000%, due 10/15/31	5,316	5,739
6.000%, due 03/15/34	6,852	7,371
6.000%, due 08/15/34	8,743	9,405
6.000%, due 07/15/36	165,552	177,288
6.500%, due 02/15/29[1]	4,789	5,240
6.500%, due 11/15/34[1]	25,319	27,268
6.500%, due 01/15/36[1]	47,842	51,419
6.500%, due 03/15/36[1]	8,493	9,128
6.500%, due 09/15/36[1]	1,132,903	1,217,593
6.500%, due 02/15/37[1]	67,852	72,829
6.500%, due 04/15/37[1]	200,174	214,856
6.500%, due 01/15/38[1]	36,263	38,906
6.500%, due 04/15/38[1]	1,342,213	1,440,032
6.500%, due 06/15/38[1]	248,250	266,343
6.500%, due 07/15/38[1]	736,405	790,260
6.500%, due 08/15/38[1]	184,732	198,195
6.500%, due 09/15/38[1]	485,838	521,245
6.500%, due 10/15/38[1]	1,037,815	1,113,503
6.500%, due 11/15/38[1]	104,536	112,167
6.500%, due 12/15/38[1]	44,033	47,242
6.500%, due 01/15/39[1]	473,005	507,629
7.500%, due 08/15/21	6,754	7,594
7.500%, due 09/15/23	1,010	1,139
8.000%, due 02/15/23	1,817	2,088
8.250%, due 04/15/19	466,304	527,994
10.500%, due 02/15/19	30,663	34,614
10.500%, due 06/15/19	37,257	42,059
10.500%, due 07/15/19	76,244	86,071
10.500%, due 07/15/20	3,804	4,220
10.500%, due 08/15/20	33,531	37,846
10.500%, due 09/15/20	3,611	4,077
11.500%, due 05/15/19	3,440	3,935
GNMA II 9.000%, due 04/20/25	24,846	28,618
9.000%, due 12/20/26	4,355	5,008
9.000%, due 01/20/27	13,095	15,072
9.000%, due 06/20/30	1,643	1,903

Security description	Face amount	Value
Government national mortgage association certificates—(continued)
9.000%, due 09/20/30	$1,322	$1,426
9.000%, due 10/20/30	8,643	10,013
9.000%, due 11/20/30	29,540	34,221
GNMA II ARM 3.625%, due 07/20/17	12,703	12,992
3.625%, due 09/20/21	180,625	185,044
3.625%, due 08/20/25	41,510	42,579
3.625%, due 09/20/25	51,048	52,356
3.625%, due 08/20/26	54,777	56,213
3.625%, due 09/20/26	8,272	8,541
3.625%, due 07/20/27	21,302	21,861
3.625%, due 08/20/27	52,385	54,111
3.625%, due 07/20/30	263,917	272,483
3.625%, due 08/20/30	203,023	210,006
4.125%, due 11/20/21	34,356	35,635
4.125%, due 11/20/22	67,737	69,519
4.125%, due 12/20/24	1,173	1,212
4.125%, due 10/20/25	36,076	37,071
4.125%, due 12/20/25	7,801	8,014
4.125%, due 10/20/26	23,703	24,519
4.125%, due 12/20/26	31,773	32,847
4.125%, due 11/20/27	92,714	95,224
4.125%, due 12/20/27	10,826	11,206
4.125%, due 10/20/29	17,488	18,114
4.125%, due 10/20/30	40,380	42,206
4.250%, due 02/20/28	4,796	4,949
4.375%, due 04/20/18	17,042	17,618
4.375%, due 05/20/21	7,925	8,235
4.375%, due 06/20/22	170,493	175,651
4.375%, due 01/20/23	132,914	136,633
4.375%, due 03/20/23	64,887	66,776
4.375%, due 01/20/24	176,961	182,144
4.375%, due 04/20/24	204,021	210,334
4.375%, due 01/20/25	15,433	15,977
4.375%, due 02/20/25	40,301	41,508
4.375%, due 03/20/25	54,136	56,141
4.375%, due 05/20/25	119,623	123,704
4.375%, due 06/20/25	33,543	35,014
4.375%, due 03/20/26	30,860	31,781
4.375%, due 04/20/26	274,057	282,297
4.375%, due 06/20/26	125,796	129,643
4.375%, due 01/20/27	184,395	189,730
4.375%, due 02/20/27	20,937	21,695
4.375%, due 04/20/27	72,453	74,725
4.375%, due 01/20/28	23,199	23,909
4.375%, due 02/20/28	13,393	13,803
4.375%, due 04/20/30	52,968	54,802
4.375%, due 05/20/30	1,048,043	1,086,152
4.500%, due 01/20/18	187,069	193,654
4.500%, due 05/20/18	7,605	7,843
4.500%, due 06/20/19	48,605	50,666
4.500%, due 03/20/25	27,939	29,389
4.500%, due 06/20/30	25,239	25,404

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Government national mortgage association certificates—(concluded)
GNMA TBA 5.000%, TBA	$24,000,000	$24,993,744
5.500%, TBA	5,000,000	5,291,405
6.000%, TBA	13,000,000	13,879,528
Total government national mortgage association certificates (cost—$89,139,653)		90,048,122
Federal home loan mortgage corporation certificates*—23.53%
FHLMC 4.000%, due 07/01/39[1]	14,000,006	13,699,414
4.500%, due 07/01/39[1]	489,511	494,891
4.500%, due 09/01/39[1]	3,912,642	3,955,647
4.500%, due 10/01/39[1]	20,337,217	20,560,752
4.500%, due 12/01/39[1]	26,921,679	27,217,586
5.500%, due 02/01/33	1,637,750	1,745,060
5.500%, due 12/01/33	568,878	606,153
5.500%, due 12/01/34	626,966	667,654
5.500%, due 06/01/36	6,249,232	6,650,886
5.500%, due 03/01/37	1,272,630	1,351,044
6.000%, due 07/01/37	537,106	576,284
7.000%, due 08/01/25	1,588	1,780
7.500%, due 10/01/17	2,949	3,297
8.000%, due 03/01/13	48,479	53,787
9.000%, due 04/01/25	39,063	45,211
9.750%, due 11/01/16	10,170	11,344
10.500%, due 11/01/20	1,642	1,626
11.000%, due 05/01/11	1,857	1,941
11.000%, due 03/01/13	310	324
11.000%, due 09/01/15	1,483	1,688
11.000%, due 10/01/15	422	458
11.000%, due 12/01/15	6,212	6,948
11.000%, due 04/01/19	4,926	5,741
11.000%, due 06/01/19	436	479
11.000%, due 08/01/20	50	58
11.000%, due 09/01/20	2,128	2,462
11.500%, due 05/01/10	673	685
11.500%, due 09/01/14	173	176
11.500%, due 01/01/16	2,797	3,254
11.500%, due 01/01/18	9,519	11,073
11.500%, due 05/01/19	4,469	4,863
11.500%, due 06/01/19	20,411	24,150
FHLMC ARM 2.544%, due 01/01/28	103,407	105,402
2.892%, due 11/01/27	187,500	191,778
2.967%, due 07/01/24	351,748	359,182
3.081%, due 10/01/23	180,558	184,772
3.206%, due 04/01/29	341,248	349,316
3.208%, due 06/01/28	541,487	557,049
3.213%, due 11/01/29	684,884	704,315
3.219%, due 07/01/28	253,538	260,552

Security description	Face amount	Value
Federal home loan mortgage corporation certificates*—(concluded)
3.267%, due 12/01/29	$160,801	$165,807
3.309%, due 10/01/27	468,951	483,994
3.375%, due 01/01/30	38,658	39,462
3.419%, due 01/01/29	314,598	323,790
3.460%, due 10/01/27	441,117	455,357
3.527%, due 11/01/25	427,672	440,712
5.094%, due 10/01/29	18,542	19,265
FHLMC TBA 5.000%, TBA	12,000,000	12,470,628
5.500%, TBA	11,000,000	11,661,716
6.000%, TBA	35,000,000	37,437,500
Total federal home loan mortgage corporation certificates (cost—$142,499,363)		143,917,313
Federal housing administration certificates—0.23%
FHA GMAC 7.400%, due 02/01/21	520,555	512,746
FHA Reilly 6.896%, due 07/01/20	875,655	875,655
Total federal housing administration certificates (cost—$1,399,183)		1,388,401
Federal national mortgage association certificates*—68.65%
FNMA 4.000%, due 01/01/39[1]	38,731	38,000
4.000%, due 02/01/39[1]	763,013	748,538
4.000%, due 05/01/39[1]	1,998,514	1,960,648
4.000%, due 07/01/39[1]	37,472,708	36,761,818
4.000%, due 08/01/39[1]	41,779,896	40,987,295
4.000%, due 09/01/39[1]	42,190,511	41,390,120
4.000%, due 12/01/39[1]	10,709,956	10,506,779
4.000%, due 01/01/40[1]	51,290,064	50,317,046
4.500%, due 05/01/38	899,588	909,847
4.500%, due 08/01/38	1,537,114	1,554,643
4.500%, due 07/01/39	26,014	26,308
4.500%, due 09/01/39	178,415	180,432
4.500%, due 12/01/39	46,871,482	47,401,311
4.500%, due 01/01/40	999,999	1,011,303
5.000%, due 06/01/23[1]	63,517	67,157
5.000%, due 07/01/23[1]	6,000,001	6,343,920
5.000%, due 08/01/23[1]	912,342	964,638
5.000%, due 11/01/23[1]	14,000,005	14,802,483
5.000%, due 12/01/23[1]	24,141	25,525
5.000%, due 12/01/33[1]	6,046,688	6,311,328
5.500%, due 06/01/17	111,894	115,520
5.500%, due 07/01/19	64,937	69,981
5.500%, due 10/01/20	56,364	60,654
5.500%, due 02/01/21	63,046	67,570

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Federal national mortgage association certificates*—(continued)
5.500%, due 05/01/21	$34,028	$36,470
5.500%, due 02/01/32	60,385	64,512
5.500%, due 11/01/32	1,094,192	1,164,348
5.500%, due 05/01/33	2,259,433	2,403,594
5.500%, due 09/01/33	379,265	403,464
5.500%, due 10/01/33	676,238	719,384
5.500%, due 11/01/33	22,820	24,276
5.500%, due 12/01/33	594,703	632,649
5.500%, due 01/01/34	230,315	245,010
5.500%, due 04/01/34	533,869	567,598
5.500%, due 07/01/34	392,481	417,523
5.500%, due 11/01/34	1,794,911	1,908,311
5.500%, due 01/01/35	289,714	307,701
5.500%, due 08/01/37	5,698,725	6,058,765
6.000%, due 11/01/21	1,223,967	1,320,011
6.000%, due 06/01/22	199,368	214,701
6.000%, due 01/01/23	1,090,011	1,173,268
6.000%, due 03/01/23	3,707,387	3,998,305
6.000%, due 11/01/26	342,829	369,509
6.000%, due 01/01/32	92,981	100,649
6.000%, due 04/01/32	71,606	77,422
6.000%, due 09/01/32	66,743	72,164
6.000%, due 10/01/32	82,442	89,138
6.000%, due 12/01/32	165,011	178,414
6.000%, due 01/01/33	290,243	313,817
6.000%, due 02/01/33	191,786	207,244
6.000%, due 06/01/33	322,052	348,126
6.000%, due 07/01/33	150,337	162,454
6.000%, due 10/01/33	155,581	168,120
6.000%, due 11/01/33	480,287	518,997
6.000%, due 02/01/34	1,576,460	1,703,520
6.000%, due 05/01/34	112,819	121,806
6.000%, due 09/01/34	288,047	310,993
6.000%, due 11/01/34	144,923	156,468
6.000%, due 01/01/35	755,936	815,363
6.000%, due 02/01/35	603,627	650,309
6.000%, due 04/01/35	7,810	8,400
6.000%, due 05/01/35	739,578	795,716
6.000%, due 06/01/35	176,833	190,201
6.000%, due 07/01/35	1,167,548	1,255,812
6.000%, due 08/01/35	461,475	496,361
6.000%, due 09/01/35	295,753	318,112
6.000%, due 01/01/36	369,122	397,027
6.000%, due 05/01/36	1,775,565	1,905,633
6.000%, due 06/01/36	73,731	79,132
6.000%, due 07/01/36	334,945	359,481
6.000%, due 08/01/36	1,734,723	1,861,799
6.000%, due 09/01/36	541,582	581,255
6.000%, due 11/01/36	366,869	393,744
6.000%, due 12/01/36	1,170,672	1,256,429
6.000%, due 01/01/37	576,883	619,143
6.000%, due 02/01/37	130,908	140,355
6.000%, due 04/01/37	516,250	553,019
6.000%, due 05/01/37	812,702	870,584

Security description	Face amount	Value
Federal national mortgage association certificates*—(continued)
6.000%, due 06/01/37	$644,998	$690,936
6.000%, due 07/01/37	929,430	996,185
6.000%, due 08/01/37	2,212,090	2,369,641
6.000%, due 09/01/37	546,324	585,235
6.000%, due 10/01/37	699,653	749,484
6.000%, due 11/01/37	2,976,395	3,188,383
6.000%, due 12/01/37	628,775	673,558
6.000%, due 03/01/38	4,984,315	5,336,977
6.000%, due 09/01/38	4,892,040	5,240,466
6.000%, due 11/01/38	3,522,921	3,772,183
6.500%, due 09/01/12	3,018	3,251
6.500%, due 12/01/12	8,650	9,318
6.500%, due 01/01/13	2,521	2,725
6.500%, due 02/01/13	12,932	13,932
6.500%, due 03/01/13	15,233	16,411
6.500%, due 04/01/13	1,338	1,441
6.500%, due 06/01/13	29,397	31,773
6.500%, due 07/01/13	4,895	5,291
6.500%, due 08/01/13	6,943	7,504
6.500%, due 09/01/13	32,520	35,146
6.500%, due 10/01/13	15,574	16,833
6.500%, due 11/01/13	31,396	33,933
6.500%, due 07/01/19	78,022	85,445
6.500%, due 09/01/36	5,855,364	6,333,699
6.500%, due 10/01/36	2,500,549	2,704,823
6.500%, due 11/01/36	73,611	79,625
6.500%, due 05/01/37	42,972	46,429
6.500%, due 08/01/37	3,636,278	3,928,787
6.500%, due 11/01/37	5,056,615	5,463,379
7.500%, due 11/01/26	28,064	31,704
8.000%, due 11/01/26	43,851	50,043
9.000%, due 10/01/19	24,330	26,922
9.000%, due 02/01/26	33,001	38,012
10.000%, due 08/01/19	5,126	5,836
10.500%, due 02/01/12	366	390
10.500%, due 07/01/13	578	599
10.500%, due 09/01/15	9,424	10,536
10.500%, due 08/01/20	1,369	1,507
10.500%, due 04/01/22	1,563	1,734
11.000%, due 07/01/13	687	700
11.000%, due 10/01/15	2,646	2,977
11.000%, due 11/01/15	2,536	2,575
11.000%, due 02/01/16	1,603	1,826
FNMA ARM 1.743%, due 03/01/44	945,355	944,858
2.213%, due 10/01/26	885,866	899,478
2.579%, due 09/01/15	123,565	125,183
2.824%, due 02/01/26	54,924	55,940
2.906%, due 12/01/27	47,046	48,813
3.095%, due 09/01/26	71,320	73,079
3.255%, due 02/01/29	8,242	8,417
3.645%, due 07/01/30	27,439	28,257
3.750%, due 02/01/30	70,991	73,583
4.403%, due 05/01/30	126,285	130,416

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Federal national mortgage association certificates*—(concluded)
5.070%, due 03/01/25	$369,382	$382,850
6.365%, due 11/01/23	6,549	6,613
FNMA TBA 4.000%, TBA	20,000,000	20,343,760
4.500%, TBA	32,500,000	33,219,056
5.500%, TBA	10,000,000	10,648,440
6.000%, TBA	3,000,000	3,208,593
6.500%, TBA	4,000,000	4,315,000
Total federal national mortgage association certificates (cost—$415,238,826)		419,839,960
Collateralized mortgage obligations—16.53%
Adjustable Rate Mortgage Trust, Series 2005-8, Class 3A21 5.359%, due 11/25/35	2,753,833	1,933,717
Banc of America Commercial Mortgage, Inc., Series 2006-5, Class A4 5.414%, due 09/10/47	1,700,000	1,661,341
Series 2007-1, Class A4 5.451%, due 01/15/17	1,300,000	1,169,314
Bear Stearns Asset Backed Securities Trust, Series 2003-AC5, Class A1 5.250%, due 10/25/33[2]	3,284,949	3,023,246
Series 2004-AC3, Class A2 5.500%, due 06/25/34[2]	3,241,897	2,867,859
Chevy Chase Funding LLC, Series 2004-1, Class A1 0.511%, due 01/25/35[3,4]	282,720	165,820
Chevy Chase Mortgage Funding Corp., Series 2007-2A, Class A1 0.361%, due 05/25/48[3,4]	2,180,406	958,873
Countrywide Alternative Loan Trust, Series 2006-0A2, Class A1 0.441%, due 05/20/46[4]	4,576,326	2,183,311
Credit Suisse Mortgage Capital Certificates, Series 2006-C4, Class A3 5.467%, due 09/15/39	7,000,000	6,242,801
Series 2009-RR3 5.342%, due 12/15/43[3]	5,000,000	4,444,734
Federal Agricultural Mortgage Corp. ARM, Series 2002, Class AA1 7.863%, due 04/25/11	612,946	632,877
FHLMC REMIC,* Series 0023, Class KZ 6.500%, due 11/25/23	84,984	90,537

Security description	Face amount	Value
Collateralized mortgage obligations—(continued)
Series 0159, Class H 4.500%, due 09/15/21	$20,957	$21,000
Series 1003, Class H 1.000%, due 10/15/20[4]	93,299	93,205
Series 1349, Class PS 7.500%, due 08/15/22	4,536	4,970
Series 1502, Class PX 7.000%, due 04/15/23	663,818	695,329
Series 1534, Class Z 5.000%, due 06/15/23	320,199	320,274
Series 1573, Class PZ 7.000%, due 09/15/23	110,286	120,720
Series 1658, Class GZ 7.000%, due 01/15/24	54,665	58,888
Series 1694, Class Z 6.500%, due 03/15/24	461,573	511,637
Series 1775, Class Z 8.500%, due 03/15/25	10,599	11,724
Series 2411, Class FJ 0.583%, due 12/15/29[4]	80,831	80,363
FNMA REMIC,* Trust 1987-002, Class Z 11.000%, due 11/25/17	290,049	327,552
Trust 1988-007, Class Z 9.250%, due 04/25/18	260,384	289,990
Trust 1992-074, Class Z 8.000%, due 05/25/22	746	823
Trust 1992-129, Class L 6.000%, due 07/25/22	15,349	16,301
Trust 1992-158, Class ZZ 7.750%, due 08/25/22	43,202	47,603
Trust 1993-037, Class PX 7.000%, due 03/25/23	613,389	666,057
Trust 1993-240, Class Z 6.250%, due 12/25/13	2,173	2,311
Trust 1993-250, Class Z 7.000%, due 12/25/23	21,829	23,502
Trust 2004-72, Class F 0.731%, due 09/25/34[4]	4,139,106	4,086,004
Trust 2005-088, Class A 0.381%, due 10/25/35[4]	5,660,236	5,228,938
Trust 2007-4, Class DF 0.676%, due 02/25/37[4]	5,849,096	5,723,771
Trust 2007-114, Class A6 0.431%, due 10/27/37[4]	5,000,000	4,750,000
Trust G92-040, Class ZC 7.000%, due 07/25/22	59,547	65,790
Trust G94-006, Class PJ 8.000%, due 05/17/24	75,259	83,773
GNMA REMIC, Trust 2000-009, Class FH 0.733%, due 02/16/30[4]	60,436	60,523
Trust 2010-H01, Class FA 1.050%, due 01/20/60[4]	6,000,000	5,978,563

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Collateralized mortgage obligations—(continued)
Greenwich Capital Acceptance, Inc., Resecuritization Trust Certificate, Series 2009-6, Class 18A1 0.731%, due 12/26/36[3,4]	$4,424,665	$3,950,759
Indymac Index Mortgage Loan Trust, Series 2005-AR2, Class 2A1A 0.551%, due 02/25/35[4]	1,347,439	880,965
JPMorgan Alternative Loan Trust, Series 2008-R4, Class 2A1 0.731%, due 06/27/37[3,4]	4,923,807	4,052,581
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2007-FL1A, Class A1 0.608%, due 07/15/19[3,4]	9,610,369	8,128,612
MLCC Mortgage Investors, Inc., Series 2004-1, Class 2A2 2.667%, due 12/25/34[4]	1,341,724	1,248,491
Mortgage Equity Conversion Asset Trust,
Series 2006-SFG3, Class A 0.970%, due 10/25/41[3,4]	1,467,026	1,367,856
Series 2007-FF1, Class A 0.880%, due 02/25/42[3,4]	1,769,771	1,648,239
Series 2007-FF3, Class A 0.890%, due 05/25/42[3,4]	6,753,027	6,289,292
Sequoia Mortgage Trust, Series 5, Class A 0.583%, due 10/19/26[4]	611,019	457,606
Small Business Administration, Series 2000-10, Class B1 7.449%, due 08/01/10	103,819	106,760
Structured ARM Loan, Series 2007-4, Class 1A2 0.451%, due 05/25/37	670,603	368,342
Structured Asset Mortgage Investments, Inc., Series 2006-AR3, Class 11A1 0.441%, due 04/25/36[4]	2,151,401	1,256,611
Series 2007-AR5, Class A2 0.781%, due 09/25/47[4]	11,288,352	3,537,905
Washington Mutual Mortgage Pass-Through Certificates, Series 2003-AR9, Class 1A6 2.833%, due 09/25/33[4]	4,723,780	4,644,798
Series 2003-AR9, Class 2A 2.883%, due 09/25/33[4]	1,152,439	1,141,905
Washington Mutual, Series 2003-R1, Class A1 0.771%, due 12/25/27[4]	1,464,479	1,132,365

Security description	Face amount	Value
Collateralized mortgage obligations—(concluded)
Wells Fargo Mortgage Backed Securities Trust, Series 2007-14, Class 1A1 6.000%, due 10/25/37	$6,887,462	$6,229,924
Total collateralized mortgage obligations (cost—$108,862,789)		101,087,052
Asset-backed securities—1.45%
Bank of America Credit Card Trust, Series 2008-A5, Class A5 1.433%, due 12/16/13[4]	2,730,000	2,759,441
Countrywide Asset-Backed Certificates, Series 2005-13, Class 3AV3 0.481%, due 04/25/36[4]	1,521,402	1,298,961
EMC Mortgage Loan Trust, Series 2003-A, Class A2 0.981%, due 08/25/40[3,4]	361,744	222,746
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 1.133%, due 01/15/11[4]	554,306	554,525
Green Tree Financial Corp., Series 1998-2, Class A5 6.240%, due 11/01/16	60,722	56,231
Renaissance Home Equity Loan Trust, Series 2003-2, Class A 0.671%, due 08/25/33[4]	511,063	386,044
Soundview Home Equity Loan Trust, Series 2007-OPT1, Class 2A1 0.311%, due 06/25/37[4]	3,782,392	3,321,545
Specialty Underwriting & Residential Financing, Series 2003-BC1, Class A 0.911%, due 01/25/34[4]	57,784	39,905
Wells Fargo Home Equity Trust, Series 2005-2, Class AII2 0.471%, due 10/25/35[4]	253,320	247,301
Total asset-backed securities (cost—$9,715,586)		8,886,699
Stripped mortgage-backed securities—0.04%
FHLMC REMIC,* Series 0013, Class B 7.000%, due 06/25/23[5,6]	225,124	37,310
Series 2136, Class GD 7.000%, due 03/15/29[5,6]	16,191	3,114
Series 2178, Class PI 7.500%, due 08/15/29[5,6]	93,737	16,866

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Stripped mortgage-backed securities—(concluded)
Hilton Hotel Pool Trust, Series 2000-HLTA, Class X 0.585%, due 10/03/15[3,5,7]	$36,442,632	$171,947
Total stripped mortgage-backed securities (cost—$217,835)		229,237
Short-term US government obligation—0.08%
US Treasury Bills 0.046%, due 03/11/10[8,9] (cost—$492,964)	493,000	492,964
Repurchase agreement—0.12%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $736,746 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$736,446); proceeds: $722,001 (cost—$722,000)	722,000	722,000
Total investments before investments sold short (cost—$775,251,784)— 126.50%		773,556,488

Security description	Face amount	Value
Investments sold short—(32.92)%
FHLMC TBA* 4.000%, TBA	$(14,000,000)	$(13,682,816)
4.500%, TBA	(4,000,000)	(4,038,752)
FNMA TBA* 4.000%, TBA	(168,000,000)	(164,613,792)
5.000%, TBA	(14,000,000)	(14,732,504)
GNMA TBA 4.500%, TBA	(1,000,000)	(1,013,125)
6.500%, TBA	(3,000,000)	(3,215,625)
Total investments sold short (proceeds—$199,212,617)— (32.92)%		(201,296,614)
Other assets in excess of liabilities—6.42%		39,261,834
Net assets—100.00%		$611,521,708

Aggregate cost for federal income tax purposes before investments sold short, which was substantially the same for book purposes, was $775,251,784; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$8,943,559
Gross unrealized depreciation	(10,638,855)
Net unrealized depreciation	$(1,695,296)

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Entire amount pledged as collateral for investments sold short.

2  Step-up bond that converts to the noted fixed rate at a designated future date.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 5.13% of net assets as of January 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Floating rate security. The interest rate shown is the current rate as of January 31, 2010.

5  Interest Only Security. This security entitles the holder to receive interest payments from an underlying pool of mortgages. The risk associated with this security is related to the speed of the principal paydowns. High prepayments would result in a smaller amount of interest being received and cause the yield to decrease. Low prepayments would result in a greater amount of interest being received and cause the yield to increase.

6  Illiquid security. These securities represent 0.12% of net assets as of January 31, 2010.

7  Variable rate security. The interest rate shown is the current rate as of January 31, 2010.

8  Rate shown is the discount rate at date of purchase.

9  Entire amount delivered to broker as collateral for futures transactions.

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2010.

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

MLCC  Merrill Lynch Credit Corporation

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Written options

Number of contracts (000)	Call options written	Counterparty	Pay/ receive floating rate	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
0[10]	US Treasury Note 10 Year Futures, strike @ $117.50	N/A	N/A	02/19/10	$21,413	$39,375	$(17,962)
0[10]	US Treasury Note 10 Year Futures, strike @ $119	N/A	N/A	02/19/10	23,560	24,937	(1,377)
23,000	USD 3 Month LIBOR[11] Interest Rate Swap, strike @ 2.800%[6]	Morgan Stanley Capital Services, Inc.	Receive	02/17/10	131,100	1,180	129,920
15,900	USD 3 Month LIBOR[11] Interest Rate Swap, strike @ 3.500%[6]	Citibank N.A.	Receive	04/19/10	74,730	88,621	(13,891)
					$250,803	$154,113	$96,690
	Put options written
0[10]	US Treasury Note 10 Year Futures, strike @ $115	N/A	N/A	02/19/10	$21,185	$2,375	$18,810
1,500	USD 3 Month LIBOR[11] Interest Rate Swap, strike @ 4.250%[6]	Royal Bank of Scotland PLC	Receive	04/19/10	15,766	9,907	5,859
13,800	USD 3 Month LIBOR[11] Interest Rate Swap, strike @ 4.250%[6]	Deutsche Bank AG	Receive	04/19/10	183,540	91,143	92,397
40,000	USD 3 Month LIBOR[11] Interest Rate Swap, strike @ 5.500%[6]	Morgan Stanley Capital Services, Inc.	Receive	08/31/10	442,800	29,316	413,484
2,600	USD 3 Month LIBOR[11] Interest Rate Swap, strike @ 6.000%[6]	Morgan Stanley Capital Services, Inc.	Receive	08/31/10	21,190	5,037	16,153
					684,481	137,778	546,703
					$935,284	$291,891	$643,393

10  Amount represents less than 500 contracts.

11  3 Month LIBOR (USD on London Interbank Offered Rate) at January 31, 2010 was 0.249%.

LIBOR  London Interbank Offered Rate

N/A  Not applicable

Currency type abbreviations:

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Written option activity for the six months ended January 31, 2010 was as follows:

	Number of contracts (000)	Premiums received
Options outstanding at July 31, 2009	0 [10]	$25,587
Options written	187,301	1,564,484
Options expired prior to exercise	(65,301)	(458,272)
Options terminated in closing purchase transactions	(25,200)	(196,515)
Options outstanding at January 31, 2010	96,800	$935,284

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration date	Cost	Current value	Unrealized appreciation
162	USD	US Treasury Note 10 Year Futures	March 2010	$18,858,500	$19,141,313	$282,813

Currency type abbreviation:

USD  United States Dollar

Credit default swaps on credit indices—buy protection12

				Rate type
Counterparty	Notional amount (000)		Termination date	Payments made by the Portfolio	Payments received by the Portfolio	Upfront payments made	Value	Unrealized depreciation
Morgan Stanley Capital Services Inc.	USD	1,500	02/17/51	0.350%[13]	0.000%[14]	$(326,250)	$289,687	$(36,563)

12  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional value of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

13  Payments are based on the notional amount.

14  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CMBX.NA.AAA Index.

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Government Securities Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligation	$—	$6,944,740	$—	$6,944,740
Government national mortgage association certificates	—	90,048,122	—	90,048,122
Federal home loan mortgage corporation certificates	—	143,917,313	—	143,917,313
Federal housing administration certificates	—	—	1,388,401	1,388,401
Federal national mortgage association certificates	—	419,839,960	—	419,839,960
Collateralized mortgage obligations	—	80,420,225	20,666,827	101,087,052
Asset-backed securities	—	8,886,699	—	8,886,699
Stripped mortgage-backed securities	—	229,237	—	229,237
Short-term US government obligation	—	492,964	—	492,964
Repurchase agreement	—	722,000	—	722,000
Federal home loan mortgage corporation, federal national mortgage association and government national mortgage association certificates sold short	—	(201,296,614)	—	(201,296,614)
Other financial instruments, net[15]	282,284	607,359	—	889,643
Total	$282,284	$550,812,005	$22,055,228	$573,149,517

15  Other financial instruments include written options, open futures contracts and open swap agreements.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) during the six months ended January 31, 2010:

	Federal housing administration certificates	Collateralized mortgage obligations	Total
Beginning balance	$1,434,238	$4,550,000	$5,984,238
Net purchases/(sales)	(67,076)	15,289,534	15,222,458
Accrued discounts/(premiums)	(290)	14,041	13,751
Total realized gain/(loss)	(0)	—	(0)
Net change in unrealized appreciation/depreciation	21,529	144,620	166,149
Net transfers in/(out) of Level 3	—	668,632	668,632
Ending balance	$1,388,401	$20,666,827	$22,055,228

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2010 was $166,149.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 3.73%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 2.95%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Intermediate Government/Credit Index (the "benchmark") returned 3.59%, and the Lipper Short-Intermediate Investment-Grade Debt Funds category posted a median return of 4.45%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 28. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio outperformed its benchmark during the reporting period. Throughout the period, the Portfolio's allocation to spread sectors (non-US Treasuries) contributed to performance, particularly within the commercial mortgage backed securities ("CMBS"), asset backed securities ("ABS") and non-government agency mortgage sectors. CMBS represented the largest contributor to performance, as the sector outperformed Treasuries by 10.69%. In addition to strong demand for riskier assets due to improved macroeconomic data, CMBS returns were fueled by explicit support from the Federal Reserve Board (the "Fed"). Throughout the period, there was strong performance among assets eligible for the Fed's Term Asset Backed Loan Facility ("TALF"). CMBS spreads—the difference between the yields paid on these securities versus those paid on US Treasuries—also tightened in anticipation of Public-Private Investment Program ("PPIP") purchases.

As mentioned, allocations to ABS and non-government agency mortgages also contributed to performance. ABS benefited from support in the broader credit and equity markets particularly through the TALF program. Furthermore, economic indicators supported the positive trend within ABS, credit card delinquencies moderated and auto sales improved. Within the non-government agency mortgage sector, sustained strength in equity and credit indices, combined with light supply, pushed non-government agency residential mortgage-backed securities ("MBS") valuations higher. Market conditions have improved as risk appetite returned. The Portfolio maintained a high quality bias in both the ABS and non-government agency sectors.

UBS PACE Select Advisors Trust – UBS PACE Intermediate Fixed Income Investments

Investment Sub-Advisor:

BlackRock Financial Management, Inc. ("BlackRock")

Portfolio Managers:

Curtis Arledge and Matthew Marra

Objective:

Current income, consistent with reasonable stability of principal

Investment process:

The Portfolio invests primarily in fixed income securities. BlackRock decides to buy specific bonds based on its credit analysis and review. BlackRock strives to add value by controlling the Portfolio's duration within a narrow band relative to the Barclays Capital US Intermediate Government/Credit Index. To accomplish this, BlackRock employs an analytical process that involves evaluating macroeconomic trends, technical market factors, yield-curve exposure and market volatility. Once BlackRock establishes the investment themes on duration, yield curve exposure, convexity, sector weighting, credit quality and liquidity, the Portfolio's investments are diversified by sector, subsector and security.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Sub-Advisor's comments – concluded

The Portfolio's allocation to agency mortgages also contributed to performance during the period, as they outperformed duration-adjusted Treasuries by 1.60%. This was primarily the result of the Federal Reserve Board's MBS Purchase Program of more than $1.1 trillion in MBS.

In contrast, our duration and yield curve positioning detracted from results during the reporting period. (Duration measures a portfolio's sensitivity to interest rate changes. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of assets in the Portfolio.) Our long duration positioning detracted from results when Treasury yields rose. The Portfolio's yield curve flattening bias was a negative when the Treasury curve steepened. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates. A "steepening yield curve" is one in which long-term bond yields increase relative to those of short-term bonds.)

Special considerations

The Portfolio may be appropriate for long-term investors seeking current income with reasonable stability of principal. Investors should be able to withstand short-term fluctuations in the fixed income markets. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	3.51%	9.66%	4.15%	N/A	3.56%
maximum sales charge	Class B3	3.11%	8.82%	3.36%	N/A	3.24%[7]
or UBS PACE Select	Class C4	3.33%	9.20%	3.62%	N/A	3.33%
program fee	Class Y5	3.74%	10.05%	4.43%	N/A	3.84%
	Class P6	3.73%	10.03%	4.42%	4.56%	4.63%
After deducting	Class A2	(1.18)%	4.69%	3.19%	N/A	3.04%
maximum sales charge	Class B3	(1.89)%	3.82%	3.01%	N/A	3.24%[7]
or UBS PACE Select	Class C4	2.58%	8.45%	3.62%	N/A	3.33%
program fee	Class P6	2.95%	8.39%	2.87%	3.01%	3.07%
Barclays Capital US Intermediate Government/Credit Index[8]		3.59%	7.13%	4.91%	6.11%	5.93%
Lipper Short-Intermediate Investment Grade Debt Funds median		4.45%	11.96%	4.19%	5.26%	5.22%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 4.33%; 5-year period, 2.90%; since inception, 2.90%; Class B—1-year period, 3.39%; 5-year period, 2.71%; since inception, 3.10%; Class C—1-year period, 7.93%; 5-year period, 3.32%; since inception, 3.19%; Class Y—1-year period, 9.52%; 5-year period, 4.12%; since inception, 3.70%; Class P—1-year period, 7.87%; 5-year period, 2.56%; 10-year period, 2.80%; since inception, 2.99% .

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.02% and 0.93%; Class B—1.82% and 1.68%; Class C—1.53% and 1.43%; Class Y—0.68% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, January 31, 2001 for Class A shares, December 14, 2000 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Intermediate Government/Credit Index (formerly known as the Lehman Brothers Intermediate Government/Credit Index) is a subset of the Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers Government/Credit Index) covering all investment grade issues with maturities from one up to (but not including) 10 years. The average-weighted maturity is typically between four and five years. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Weighted average duration	3.8	yrs.
Weighted average maturity	7.5	yrs.
Average coupon	5.21%
Net assets (mm)	$436.4
Number of holdings	241
Portfolio composition[1]	01/31/10
Bonds and notes	117.0%
Futures and forward foreign currency contracts	(0.1)
Investments sold short	(6.4)
Cash equivalents and other assets less liabilities	(10.5)
Total	100.0%
Quality diversification[1]	01/31/10
US government and agency securities	58.1%
AAA	19.0
AA	8.5
A	16.2
BBB and below/non-rated	15.2
Futures and forward foreign currency contracts	(0.1)
Investments sold short	(6.4)
Cash equivalents and other assets less liabilities	(10.5)
Total	100.0%
Asset allocation[1]	01/31/10
Corporate notes	40.0%
US government obligations	30.6
US government agency mortgage pass-through certificates	23.8
Collateralized mortgage obligations	14.3
Asset-backed securities	5.8
Non-US government obligations	2.5
Futures and forward foreign currency contracts	(0.1)
Investments sold short	(6.4)
Cash equivalents and other assets less liabilities	(10.5)
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
US government obligations—30.57%
US Treasury Bonds 4.375%, due 11/15/39[2]	$1,550,000	$1,516,094
4.500%, due 02/15/36	1,100,000	1,108,422
4.500%, due 08/15/39	3,925,000	3,920,094
8.000%, due 11/15/21	10,500,000	14,563,825
8.125%, due 08/15/19	9,455,000	12,920,106
8.125%, due 05/15/21	6,850,000	9,542,906
8.125%, due 08/15/21	5,615,000	7,840,820
8.875%, due 08/15/17	1,650,000	2,278,548
9.875%, due 11/15/15	1,400,000	1,946,327
US Treasury Notes 1.375%, due 01/15/13	5,000	5,001
2.250%, due 01/31/15	9,225,000	9,181,735
3.375%, due 11/15/19[2]	65,800,000	64,535,324
4.000%, due 08/15/18[2]	3,900,000	4,065,141
Total US government obligations (cost—$133,837,922)		133,424,343
Federal farm credit bank certificate—1.39%
FFCB 2.625%, due 04/17/14 (cost—$5,988,630)	6,000,000	6,078,156
Federal home loan bank certificates—1.36%
FHLB 5.530%, due 11/03/14	3,740,000	3,741,118
5.625%, due 06/13/16	2,085,000	2,183,942
Total federal home loan bank certificates (cost—$5,777,582)		5,925,060
Federal home loan mortgage corporation certificates*—1.42%
FHLMC 1.750%, due 06/15/12	1,500,000	1,518,754
5.000%, due 03/01/21[3]	103,253	109,500
5.000%, due 04/01/21[3]	1,609,208	1,706,806
5.000%, due 05/01/21[3]	105,433	111,812
5.000%, due 02/01/22[3]	994,052	1,054,193
5.000%, due 04/01/22[3]	994,342	1,054,501
FHLMC TBA 5.500%, TBA	600,000	636,094
Total federal home loan mortgage corporation certificates (cost—$5,951,004)		6,191,660
Federal national mortgage association certificates*—19.45%
FNMA 2.750%, due 02/05/14	3,650,000	3,728,106
4.500%, due 04/01/39[3]	29,331	29,662
4.500%, due 06/01/39[3]	423,630	428,419
4.500%, due 07/01/39[3]	6,304,123	6,375,384
4.500%, due 08/01/39[3]	3,106,197	3,141,310
4.500%, due 09/01/39[3]	2,541,369	2,570,096

Security description	Face amount[1]	Value
Federal national mortgage association certificates*—(concluded)
4.625%, due 05/01/13	$845,000	$909,051
5.000%, due 01/01/23[3]	2,231,191	2,360,254
5.250%, due 08/01/12	1,460,000	1,585,414
5.250%, due 09/15/16[2,4]	3,260,000	3,643,790
6.000%, due 03/01/34[3]	7,075,896	7,646,199
6.000%, due 04/01/35[3]	3,721,258	4,023,509
6.000%, due 11/01/37[3]	3,322,003	3,558,606
FNMA TBA 4.500%, TBA	22,400,000	22,543,494
5.500%, TBA	12,400,000	13,186,941
6.000%, TBA	2,200,000	2,352,968
6.500%, TBA	6,300,000	6,776,438
Total federal national mortgage association certificates (cost—$84,042,060)		84,859,641
Government national mortgage association certificate—0.20%
GNMA TBA 6.500%, TBA (cost—$855,250)	800,000	857,500
Collateralized mortgage obligations—14.29%
Banc of America Commercial Mortgage, Inc., Series 2001-1, Class A2 6.503%, due 04/15/36	1,455,919	1,501,485
Series 2002-PB2, Class A4 6.186%, due 06/11/35	2,145,000	2,268,913
Bear Stearns Alternative Loan Trust-A Trust, Series 2004-13, Class A1 0.971%, due 11/25/34[5]	524,469	384,998
Bear Stearns ARM Trust, Series 2004-5, Class 2A 4.569%, due 07/25/34	1,211,285	1,155,267
Bear Stearns Commercial Mortgage Securities, Series 2003-T12, Class A4 4.680%, due 08/13/39	2,400,000	2,473,992
Commercial Mortgage Pass-Through Certificates, Series 2004-LB3A, Class A3 5.090%, due 07/10/37	1,280,000	1,319,307
Countrywide Home Loans, Series 2006-0A5, Class 2A1 0.431%, due 04/25/46[5]	512,360	257,617
CWCapital COBALT, Series 2007-C3, Class A4 5.820%, due 06/15/17[5]	840,000	725,503
FHLMC REMIC,* Trust 2626, Class NA 5.000%, due 06/15/23	873,079	888,472

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Trust 2964, Class NA 5.500%, due 02/15/26	$368,103	$373,890
Trust 3154, Class PJ 5.500%, due 03/15/27	1,060,345	1,085,976
Trust 3159, Class TA 5.500%, due 11/15/26	863,359	884,933
Trust 3162, Class OA 6.000%, due 10/15/26	937,796	963,773
Trust 3184, Class LA 6.000%, due 03/15/28	1,046,144	1,070,099
Trust 3303, Class PA 5.500%, due 01/15/22	1,990,286	2,027,276
First Horizon Alternative Mortgage Securities, Series 2006-FA2, Class 1A5 6.000%, due 05/25/36	1,653,898	1,314,653
First Union National Bank Commercial Mortgage Trust, Series 2001-C2, Class A2 6.663%, due 01/12/43	2,867,487	2,974,179
Series 2001-C3, Class A3 6.423%, due 08/15/33	2,746,199	2,868,512
FNMA REMIC,* Trust 2004-25, Class PA 5.500%, due 10/25/30	730,657	748,755
Trust 2004-36, Class BS 5.500%, due 11/25/30	543,113	558,400
Trust 2005-88, Class PA 5.000%, due 09/25/24	374,476	376,034
Trust 2005-97, Class HM 5.000%, due 01/25/26	1,188,406	1,209,163
Trust 2005-109, Class PV 6.000%, due 10/25/32	1,498,228	1,621,331
Trust 2005-118, Class MC 6.000%, due 01/25/32	1,346,684	1,381,678
Trust 2005-118, Class WA 6.000%, due 10/25/33	1,384,519	1,420,971
Trust 2006-26, Class QA 5.500%, due 06/25/26	717,966	737,999
Trust 2006-62, Class TA 5.500%, due 06/25/28	316,676	328,373
GMAC Commercial Mortgage Securities, Inc., Series 2000-C3, Class A2 6.957%, due 09/15/35	2,687,495	2,757,938
Series 2001-C1, Class A2 6.465%, due 04/15/34	2,347,694	2,435,347
Series 2004-C3, Class A3 4.207%, due 12/10/41	729,765	741,549
Goldman Sachs Mortgage Securities Corp. II, Series 2005-GG4, Class A4A 4.751%, due 07/10/39	700,000	702,522
Greenwich Capital Commercial Funding Corp., Series 2007-GG11, Class A4 5.736%, due 12/10/49	1,451,000	1,352,745

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
JPMorgan Chase Commercial Mortgage Securities, Series 2004-CB8, Class A1A 4.158%, due 01/12/39[6]	$2,324,072	$2,285,557
Series 2004-CBX, Class A4 4.529%, due 01/12/37	2,090,000	2,118,899
Series 2006-LDP8, Class A4, 5.399%, due 05/15/45	385,000	368,518
JPMorgan Mortgage Trust, Series 2006-S2, Class 2A2 5.875%, due 07/25/36	273,929	250,645
Series 2007-S1, Class 1A2 5.500%, due 03/25/22	225,124	192,727
Morgan Stanley Capital I, Series 2005-HQ6, Class A4A 4.989%, due 08/13/42	2,980,000	3,017,813
Series 2007-IQ14, Class A4 5.692%, due 04/15/49	2,000,000	1,755,410
Small Business Administration, Series 2004-P10B, Class 1 4.754%, due 08/10/14	708,274	743,043
Structured ARM Loan Trust, Series 2004-13, Class A2 0.531%, due 09/25/34	227,549	177,992
Structured Asset Securities Corp., Series 2003-AL1, Class A 3.357%, due 04/25/31[6]	658,569	589,958
Series 2004-6, Class 4A1 ARM 4.848%, due 06/25/34	2,610,699	2,454,347
TIAA Seasoned Commercial Mortgage Trust, Series 2007-C4, Class A1 5.669%, due 08/15/39[5]	2,462,483	2,551,139
Wachovia Bank Commercial Mortgage Trust, Series 2005-C21, Class A3 5.208%, due 10/15/44[5]	1,215,000	1,234,808
Series 2006-C28, Class A4 5.572%, due 10/15/48	1,385,000	1,314,037
WaMu Mortgage Pass Through Certificates, Series 2007-0A4, Class 1A 1.251%, due 05/25/47[5]	606,613	367,461
Washington Mutual Asset Securities Corp., Series 2005-C1A, Class A2 5.150%, due 05/25/36[6]	934,479	940,869
Wells Fargo Mortgage Backed Securities Trust, Series 2006-AR4, Class 2A4 5.771%, due 04/25/36[5]	1,200,000	1,080,497
Total collateralized mortgage obligations (cost—$62,680,578)		62,355,370

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
Asset-backed securities—5.83%
American Express Issuance Trust, Series 2008-2, Class A 4.020%, due 01/18/11	$3,425,000	$3,430,515
Bank of America Auto Trust, Series 2009-2A, Class A2 1.160%, due 02/15/12[6]	2,790,000	2,799,306
Chase Issuance Trust, Series 2009-A7, Class A7 0.683%, due 09/17/12[5]	4,045,000	4,051,675
Citigroup Mortgage Loan Trust, Inc., Series 2007-AMC3, Class A2A 0.341%, due 03/25/37[5]	317,727	290,714
Countrywide Asset-Backed Certificates, Series 2006-2, Class 2A2 0.421%, due 06/25/36[5,7]	1,023,510	847,832
Lehman XS Trust, Series 2005-6, Class 1A1 0.491%, due 11/25/35[5]	557,788	289,964
Nissan Auto Receivables Owner Trust, Series 2006-C, Class A4 5.450%, due 06/15/12	1,820,729	1,857,814
Sallie Mae Student Loan Trust, Series 2005-8, Class A4 0.999%, due 01/25/28[5]	3,300,000	3,213,490
Series 2008-5, Class A2 1.349%, due 10/25/16[5]	4,330,000	4,406,103
Series 2008-5, Class A3 1.549%, due 01/25/18[5]	1,100,000	1,136,036
Series 2008-5, Class A4 1.949%, due 07/25/23[5]	2,950,000	3,121,078
Total asset-backed securities (cost—$25,416,731)		25,444,527
Corporate notes—39.97%
Airlines—0.09%
Continental Airlines, Inc. 6.545%, due 02/02/19	382,897	382,897
Automotive—0.52%
DaimlerChrysler N.A. Holding 4.875%, due 06/15/10	800,000	811,157
5.750%, due 09/08/11	1,150,000	1,222,336
6.500%, due 11/15/13	200,000	224,345
		2,257,838
Banking-non-US—1.89%
Achmea Hypotheekbank N.V. 3.200%, due 11/03/14[6]	1,605,000	1,627,746
Barclays Bank PLC 7.434%, due 12/15/17[6,8,9]	850,000	801,125
Deutsche Bank AG London 5.375%, due 10/12/12	2,450,000	2,675,001
Eksportfinans A/S 5.500%, due 05/25/16	1,275,000	1,406,517

Security description	Face amount[1]	Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Landwirtschaftliche Rentenbank 4.125%, due 07/15/13	$145,000	$154,976
Landwirtschaftliche Rentenbank MTN 4.000%, due 02/02/15	290,000	304,873
4.375%, due 01/15/13	320,000	340,447
5.250%, due 07/02/12	500,000	545,902
Royal Bank of Scotland PLC 2.625%, due 05/11/12[6]	380,000	388,824
		8,245,411
Banking-US—4.27%
Bank of America Corp. 5.750%, due 12/01/17	2,775,000	2,830,109
Citibank N.A. 1.375%, due 08/10/11	6,400,000	6,459,565
1.750%, due 12/28/12	2,790,000	2,799,040
DEPFA Asset Covered Securities Bank 4.875%, due 10/28/15[6]	1,300,000	1,261,502
JPMorgan Chase Bank N.A. 6.000%, due 07/05/17	1,825,000	1,951,812
6.000%, due 10/01/17	1,450,000	1,555,957
State Street Capital Trust 8.250%, due 03/15/11[8,9]	1,725,000	1,765,192
		18,623,177
Beverages—1.49%
Anheuser-Busch InBev Worldwide, Inc. 3.000%, due 10/15/12[6]	4,175,000	4,308,220
Bottling Group LLC 6.950%, due 03/15/14	650,000	758,026
Coca-Cola Enterprises, Inc. 3.750%, due 03/01/12	1,365,000	1,434,338
		6,500,584
Communications equipment—0.34%
Cisco Systems, Inc. 4.450%, due 01/15/20	1,494,000	1,478,583
Consumer products—0.10%
Xstrata Finance Canada 5.800%, due 11/15/16[6]	415,000	438,408
Diversified financial services—4.01%
EnCana Holdings Financial Corp. 5.800%, due 05/01/14	450,000	500,638
General Electric Capital Corp. 2.125%, due 12/21/12	4,720,000	4,785,231
5.000%, due 11/15/11	1,696,000	1,796,980
5.500%, due 01/08/20	900,000	891,310
General Electric Capital Corp. MTN 0.369%, due 04/10/12[5]	2,850,000	2,807,720
2.000%, due 09/28/12	2,200,000	2,228,778
5.000%, due 12/01/10	2,160,000	2,241,570

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
Corporate notes—(continued)
Diversified financial services—(concluded)
General Electric Capital Corp. Series G 2.250%, due 03/12/12	$2,200,000	$2,252,549
		17,504,776
Diversified manufacturing—0.24%
Honeywell International, Inc. 3.875%, due 02/15/14	295,000	310,352
ITT Corp. 4.900%, due 05/01/14	695,000	745,508
		1,055,860
Electric utilities—0.22%
Scottish Power Ltd. 4.910%, due 03/15/10	950,000	954,684
Electric-integrated—2.34%
Duke Energy Corp. 3.950%, due 09/15/14	1,845,000	1,923,392
EDP Finance BV 5.375%, due 11/02/12[6]	5,300,000	5,740,118
Pacificorp 5.500%, due 01/15/19	1,400,000	1,503,345
Progress Energy Carolina 5.300%, due 01/15/19	975,000	1,037,165
		10,204,020
Energy—0.41%
Florida Power Corp. 4.800%, due 03/01/13	340,000	365,437
XTO Energy, Inc. 6.250%, due 08/01/17	1,250,000	1,426,039
		1,791,476
Financial services—5.31%
BP Capital Markets PLC 3.125%, due 03/10/12	1,690,000	1,755,195
Citigroup, Inc. 2.125%, due 04/30/12	3,865,000	3,942,922
Credit Suisse Guernsey 5.860%, due 05/15/17[8,9]	2,290,000	2,015,200
Goldman Sachs Group, Inc. 5.250%, due 10/15/13	2,530,000	2,716,772
JPMorgan Chase & Co. 7.900%, due 04/30/18[8,9]	1,415,000	1,449,399
JPMorgan Chase Capital XXV 6.800%, due 10/01/37	600,000	604,564
Lehman Brothers Holdings, Inc. MTN 6.750%, due 12/28/17[10,11,12]	1,375,000	0
Morgan Stanley 0.499%, due 01/09/12[5]	4,595,000	4,551,361
4.200%, due 11/20/14	2,180,000	2,209,101
6.750%, due 04/15/11	250,000	266,215

Security description	Face amount[1]	Value
Corporate notes—(continued)
Financial services—(concluded)
Morgan Stanley MTN 5.550%, due 04/27/17	$305,000	$313,093
5.625%, due 09/23/19	795,000	802,396
6.250%, due 08/28/17	740,000	789,216
SLM Corp. 1.937%, due 01/31/14[5]	1,700,000	1,396,941
State Street Corp. 7.650%, due 06/15/10	345,000	353,447
		23,165,822
Food products—0.81%
Kraft Foods, Inc. 6.000%, due 02/11/13	575,000	624,339
6.500%, due 08/11/17	2,625,000	2,904,660
		3,528,999
Insurance—2.21%
Chubb Corp. 6.375%, due 03/29/67[5]	425,000	408,000
Metropolitan Life Global Funding I 2.875%, due 09/17/12[6]	2,050,000	2,085,596
5.125%, due 04/10/13[6]	1,850,000	1,992,973
Pricoa Global Funding I 5.400%, due 10/18/12[6]	2,175,000	2,360,952
Progressive Corp. 6.700%, due 06/15/37[5]	735,000	676,200
Prudential Financial, Inc. MTN 5.800%, due 06/15/12	975,000	1,033,828
Teachers Insurance & Annuity Association of America 6.850%, due 12/16/39[6]	625,000	673,606
Travelers Cos., Inc. 6.250%, due 03/15/37[5]	450,000	423,161
		9,654,316
Media—1.49%
Comcast Cable Communications Holdings, Inc. 9.455%, due 11/15/22	650,000	872,265
Comcast Corp. 5.450%, due 11/15/10	1,525,000	1,574,375
5.900%, due 03/15/16	550,000	599,977
News America Holdings 8.500%, due 02/23/25	200,000	242,223
9.500%, due 07/15/24	225,000	293,619
Rogers Communications 6.250%, due 06/15/13	825,000	915,273
Time Warner Cable, Inc. 5.850%, due 05/01/17	810,000	866,107
Time Warner, Inc. 6.875%, due 05/01/12	685,000	758,068
7.570%, due 02/01/24	350,000	397,643
		6,519,550

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
Corporate notes—(continued)
Medical providers—0.75%
Roche Holdings, Inc. 2.262%, due 02/25/11[5,6]	$395,000	$402,725
5.000%, due 03/01/14[6]	1,750,000	1,893,139
WellPoint, Inc. 5.000%, due 01/15/11	950,000	984,337
		3,280,201
Multi-line insurance—0.21%
MetLife, Inc. 7.717%, due 02/15/19	750,000	899,673
Oil & gas—1.04%
Cenovus Energy, Inc. 6.750%, due 11/15/39[6]	965,000	1,072,291
ConocoPhillips Co. 4.600%, due 01/15/15	2,025,000	2,179,742
8.750%, due 05/25/10	1,250,000	1,283,808
		4,535,841
Oil refining—0.09%
Canadian Natural Resources 5.700%, due 05/15/17	380,000	410,742
Oil services—1.14%
Halliburton Co. 5.500%, due 10/15/10	850,000	882,597
Petrobras International Finance Co. 5.750%, due 01/20/20	2,120,000	2,077,600
5.875%, due 03/01/18	95,000	96,317
Shell International Finance BV 4.000%, due 03/21/14	1,825,000	1,929,025
		4,985,539
Paper & forest products—0.20%
International Paper Co. 7.300%, due 11/15/39	825,000	889,574
Pharmaceuticals—1.67%
Abbott Laboratories 5.600%, due 05/15/11	535,000	567,075
Eli Lilly & Co. 3.550%, due 03/06/12	810,000	847,893
GlaxoSmithKline Capital, Inc. 4.850%, due 05/15/13	1,075,000	1,167,736
Merck & Co., Inc. 4.000%, due 06/30/15	1,325,000	1,396,846
Pfizer, Inc. 5.350%, due 03/15/15	2,645,000	2,933,331
Schering-Plough Corp. 5.300%, due 12/01/13[5]	340,000	377,567
		7,290,448
Pipelines—0.12%
Enterprise Products Operating LLC 6.125%, due 10/15/39	550,000	543,634

Security description	Face amount[1]	Value
Corporate notes—(continued)
Real estate investment trusts—0.23%
AvalonBay Communities, Inc. MTN 6.125%, due 11/01/12	$148,000	$159,660
ERP Operating LP 6.625%, due 03/15/12	780,000	836,959
		996,619
Retail—0.46%
CVS Caremark Corp. 0.556%, due 06/01/10[5]	2,025,000	2,026,130
Software—0.47%
Oracle Corp. 4.950%, due 04/15/13	250,000	273,849
Oracle Corp./Ozark Holdings 5.000%, due 01/15/11	1,700,000	1,764,248
		2,038,097
Special purpose entity—1.04%
AEP Texas Central Transition, Series A-4 5.170%, due 01/01/20	425,000	466,867
BAE Systems Holdings, Inc. 5.200%, due 08/15/15[6]	330,000	347,700
Crown Castle Towers LLC 6.113%, due 01/15/20[6]	1,805,000	1,871,435
Goldman Sachs Capital II 5.793%, due 06/01/12[8,9]	450,000	352,125
UnitedHealth Group 5.250%, due 03/15/11	1,425,000	1,484,468
		4,522,595
Telecommunications—3.85%
AT&T Broadband Corp. 8.375%, due 03/15/13	1,585,000	1,841,274
Cox Communications, Inc. 7.125%, due 10/01/12	350,000	392,824
7.750%, due 11/01/10	110,000	115,046
8.375%, due 03/01/39[6]	850,000	1,075,617
SBC Communications, Inc. 5.875%, due 02/01/12	95,000	102,863
TCI Communications, Inc. 7.875%, due 08/01/13	100,000	115,272
8.750%, due 08/01/15	50,000	61,235
Telecom Italia Capital 5.250%, due 11/15/13	1,665,000	1,778,342
5.250%, due 10/01/15	205,000	216,707
6.200%, due 07/18/11	1,750,000	1,860,584
Telefonica Emisiones SAU 5.855%, due 02/04/13	925,000	1,015,111
5.984%, due 06/20/11	1,500,000	1,591,744
6.421%, due 06/20/16	950,000	1,071,048
Telefonica Europe BV 7.750%, due 09/15/10	235,000	244,867

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Corporate notes—(concluded)
Telecommunications—(concluded)
Verizon Communications 6.350%, due 04/01/19		$775,000	$857,747
8.750%, due 11/01/18		1,800,000	2,271,874
Verizon New Jersey, Inc. 5.875%, due 01/17/12		2,030,000	2,176,452
			16,788,607
Telephone-integrated—0.56%
AT&T, Inc. 5.800%, due 02/15/19		2,300,000	2,453,221
Utilities—0.74%
Nisource Finance Corp. 7.875%, due 11/15/10		1,075,000	1,127,462
Tennessee Valley Authority 5.250%, due 09/15/39		2,095,000	2,114,100
			3,241,562
Wireless telecommunications—1.66%
Cellco Partnership/Verizon Wireless Capital LLC 3.750%, due 05/20/11		3,930,000	4,061,659
Vodafone Group PLC 4.150%, due 06/10/14		2,150,000	2,253,884
7.750%, due 02/15/10		920,000	922,132
			7,237,675
Total corporate notes (cost—$168,625,160)			174,446,559
Non-US government obligations—2.52%
Bundesrepublik Deutschland 4.750%, due 07/04/40	EUR	3,700,000	5,861,540
Japan Finance Corp. 2.000%, due 06/24/11		1,120,000	1,136,735
Province of Ontario 1.875%, due 11/19/12		1,455,000	1,459,173
4.100%, due 06/16/14		1,565,000	1,659,468
State of Qatar 4.000%, due 01/20/15[6]		895,000	895,000
Total non-US government obligations (cost—$11,427,105)			11,011,916

Security description	Face amount[1]	Value
Repurchase agreement—1.93%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $8,590,943 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$8,587,455); proceeds: $8,419,007 (cost—$8,419,000)	$8,419,000	$8,419,000
	Number of shares
Investment of cash collateral from securities loaned—1.47%
Money market fund—1.47%
UBS Private Money Market Fund LLC[13] (cost—$6,419,455)	6,419,455	6,419,455
Total investments before investments sold short (cost—$519,440,477)— 120.40%		525,433,187
	Face amount[1]
Investments sold short—(6.38)%
FHLMC TBA * 5.000%, TBA	$(3,800,000)	(4,014,343)
FNMA TBA* 4.500%, TBA	(12,200,000)	(12,322,000)
5.000%, TBA	(2,200,000)	(2,323,064)
6.000%, TBA	(8,600,000)	(9,171,091)
Total investments sold short (proceeds—$27,724,570)— (6.38)%		(27,830,498)
Liabilities in excess of other assets—(14.02)%		(61,197,244)
Net assets—100.00%		$436,405,445

Aggregate cost for federal income tax purposes before investments sold short, which was substantially the same for book purposes, was $519,440,477; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,142,686
Gross unrealized depreciation	(5,149,976)
Net unrealized appreciation	$5,992,710

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2010.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

3  Entire amount pledged as collateral for investments sold short.

4  Partial amount delivered to broker as collateral for futures transactions.

5  Floating rate security. The interest rate shown is the current rate as of January 31, 2010.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 8.22% of net assets as of January 10, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Step-up bond that converts to the noted fixed rate at a designated future date.

8  Variable rate security. The interest rate shown is the current rate as of January 31, 2010, and resets at the next call date.

9  Perpetual bond security. The maturity date reflects the next call date.

10  Bond interest in default.

11  Illiquid security representing 0.00% of net assets as of January 31, 2010.

12  Security is being fair valued by a valuation committee under the direction of the board of trustees.

13  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$7,903,377	$263,864,716	$265,348,638	$6,419,455	$7,890

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2010.

EUR  Euro

FFCB  Federal Farm Credit Bank

FHLB  Federal Home Loan Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

MTN  Medium Term Note

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIAA  Teachers Insurance and Annuity Association

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized depreciation
451	USD	US Treasury Note 5 Year Futures	March 2010	$52,553,109	$52,523,883	$(29,226)
		Sale contracts		Proceeds
93	USD	US Treasury Bond 20 Year Futures	March 2010	$11,024,704	$11,049,563	$(24,859)
374	USD	US Treasury Note 2 Year Futures	March 2010	81,305,006	81,514,469	(209,463)
605	USD	US Treasury Note 10 Year Futures	March 2010	70,969,042	71,484,531	(515,489)
				163,298,752	164,048,563	(749,811)
						$(779,037)

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Canadian Dollar	4,893,500	USD	4,677,999	04/21/10	$101,849
Canadian Dollar	73,825	USD	69,767	04/21/10	729
Euro	4,350,000	USD	6,307,500	03/24/10	276,965
United States Dollar	4,694,282	CAD	4,967,325	04/21/10	(49,095)
					$330,448

Currency type abbreviations:

CAD  Canadian Dollar

USD  United States Dollar

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)[14]	Total
US government obligations	$—	$133,424,343	$—	$133,424,343
Federal farm credit bank certificate	—	6,078,156	—	6,078,156
Federal home loan bank certificates	—	5,925,060	—	5,925,060
Federal home loan mortgage corporation certificates	—	6,191,660	—	6,191,660
Federal national mortgage association certificates	—	84,859,641	—	84,859,641
Government national mortgage association certificate	—	857,500	—	857,500
Collateralized mortgage obligations	—	62,355,370	—	62,355,370
Asset-backed securities	—	25,444,527	—	25,444,527
Corporate notes	—	174,446,559	0	174,446,559
Non-US government obligations	—	11,011,916	—	11,011,916
Repurchase agreement	—	8,419,000	—	8,419,000
Investment of cash collateral from securities loaned	—	6,419,455	—	6,419,455
Federal home loan mortgage corporation and federal national mortgage association certificates sold short	—	(27,830,498)	—	(27,830,498)
Other financial instruments, net[15]	(779,037)	330,448	—	(448,589)
Total	$(779,037)	$497,933,137	$0	$497,154,100

14   Security categorized as Level 3 has a value of $0.

15   Other financial instruments include open futures contracts and forward foreign currency contracts.

UBS PACE Select Advisors Trust

UBS PACE Intermediate Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) during the six months ended January 31, 2010:

Corporate note
Beginning balance	$—
Net purchases/(sales)	—
Accrued discounts/(premiums)	41
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	(178)
Net transfers in/(out) of Level 3	137
Ending balance	$0

The change in unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2010 was $(178).

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	90.7%
Germany	1.9
Netherlands	1.8
United Kingdom	1.3
Canada	1.2
Luxembourg	0.7
Spain	0.7
Cayman Islands	0.4
Switzerland	0.4
Norway	0.3
Ireland	0.2
Japan	0.2
Qatar	0.2
100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 8.79%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 7.97%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Government/Credit Index (the "benchmark") returned 3.64%, and the Lipper Intermediate Investment Grade Debt Funds category posted a median return of 5.73%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 41. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio outperformed its benchmark during the reporting period. A longer-than-benchmark duration was positive for performance early in the reporting period. However, it then detracted from performance during the fourth quarter as Treasury yields rose sharply in December 2009. Our duration positioning was again a positive as yields again fell in January 2010. (Duration measures a portfolio's sensitivity to interest rate changes. A longer duration means that changes in market interest rates are likely to have a larger effect on the value of assets in the Portfolio.) A US yield curve steepening bias was positive for performance as the spread between the 2-year and 30-year yields steepened over the period. (A "steepening yield curve" is one in which long-term bond yields increase relative to those of short-term bonds.) Outside the US, positions in European and UK securities modestly added to returns during the period.

Elsewhere, a substantial overweight to high quality agency mortgage pass-through securities added to returns as these bonds outperformed Treasuries. In addition, the success of the Federal Reserve Board's Mortgage Backed Security ("MBS") Purchase Program—designed to provide support to the mortgage and housing markets, and to foster improved conditions in financial markets—reduced mortgage spreads closer to pre-credit crisis levels. Agency mortgages also contributed to returns, as those bonds outperformed the broader market.

UBS PACE Select Advisors Trust – UBS PACE Strategic Fixed Income Investments

Investment Sub-Advisor:

Pacific Investment Management Company LLC ("PIMCO")

Portfolio Manager:

Saumil H. Parikh

Objective:

Total return consisting of income and capital appreciation

Investment process:

The Portfolio invests primarily in investment grade fixed income securities of governmental and private issuers in the United States and foreign countries. Its duration (a measure of a portfolio's sensitivity to interest rate changes) is normally limited to within two years (plus or minus) of the effective duration of the Portfolio's benchmark index. PIMCO seeks to invest in the areas of the bond market it considers undervalued, based on such factors as quality, sector, coupon and maturity. PIMCO decides to buy or sell specific bonds based on an analysis of their values relative to other similar bonds. PIMCO monitors the prepayment experience of the Portfolio's mortgage-backed bonds, and will also buy and sell securities to adjust the average portfolio duration, credit quality, yield curve, sector and prepayment exposure, as appropriate.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Sub-Advisor's comments – concluded

Holdings of non-government agency mortgages also contributed to results. A lack of new issuance over the last two years and anticipated demand from the government's Public Private Investment Program ("PPIP") drove non-government agency prices higher.

An underweight to investment-grade corporate bonds detracted from performance as corporate spreads—the difference between the yields paid on these securities versus those paid on US Treasuries—tightened. However, the Portfolio's exposure to high grade financials contributed to performance. They outperformed the broader corporate market during the period, bolstered by government programs such as the Commercial Paper Funding Facility (CPFF) and the Troubled Asset Relief Program (TARP). Elsewhere, a modest allocation to high yield corporate bonds and emerging markets debt was beneficial, generating strong returns during the period. Both local and US dollar-denominated emerging markets debt were positive during the period, but saw a modest pullback with negative news out of Dubai in December 2009. Municipal bonds were also strong performers, as municipal yields relative to Treasuries moved closer to historical averages after previously widening dramatically. In addition, inflows into municipal bond mutual funds remained strong amid heightened expectations for future tax increases.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return consisting of income and capital appreciation and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	8.64%	18.24%	6.25%	N/A	6.70%
maximum sales charge	Class B3	8.24%	17.38%	5.43%	N/A	6.04%[7]
or UBS PACE Select	Class C4	8.38%	17.67%	5.72%	N/A	6.25%
program fee	Class Y5	8.84%	18.64%	6.61%	N/A	6.78%
	Class P6	8.79%	18.54%	6.50%	7.44%	7.09%
After deducting	Class A2	3.73%	12.92%	5.28%	N/A	6.16%
maximum sales charge	Class B3	3.24%	12.38%	5.11%	N/A	6.04%[7]
or UBS PACE Select	Class C4	7.63%	16.92%	5.72%	N/A	6.25%
program fee	Class P6	7.97%	16.78%	4.92%	5.84%	5.49%
Barclays Capital US Government/Credit Index[8]		3.64%	7.73%	4.87%	6.50%	6.26%
Lipper Intermediate Investment Grade Debt Funds median		5.73%	14.68%	4.63%	5.89%	5.63%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 9.68%; 5-year period, 4.84%; since inception, 5.93%; Class B—1-year period, 8.88%; 5-year period, 4.69%; since inception, 5.79%; Class C—1-year period, 13.41%; 5-year period, 5.30%; since inception, 6.01%; Class Y—1-year period, 15.20%; 5-year period, 6.18%; since inception, 6.55%; Class P—1-year period, 13.39%; 5-year period, 4.50%; 10-year period, 5.50%; since inception, 5.35%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.09% and 1.06%; Class B—1.92% and 1.81%; Class C—1.57% and 1.56%; Class Y—0.72% and 0.72%; and Class P—0.86% and 0.81%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.06%; Class B—1.81%; Class C—1.56%; Class Y—0.81%; and Class P—0.81%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance or reissuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, January 30, 2001 for Class B shares, December 1, 2000 for Class C shares and February 2, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Government/Credit Index (formerly known as the Lehman Brothers Government/ Credit Index) is composed of all investment-grade bonds that have at least one year to maturity. The Index's total return comprises price appreciation/depreciation and income as a percentage of the original investment. The Index is rebalanced monthly by market capitalization. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Weighted average duration	5.7	yrs.
Weighted average maturity	7.5	yrs.
Average coupon	4.23%
Net assets (mm)	$704.9
Number of holdings	265
Portfolio composition[1]	01/31/10
Bonds, notes and loan assignments	98.3%
Preferred stock	0.9
Options, futures, swaps and forward foreign currency contracts	0.4
Investment sold short	(0.5)
Cash equivalents and other assets less liabilities	0.9
Total	100.0%
Quality diversification[1]	01/31/10
US government and agency securities	51.3%
AAA	15.1
AA	6.4
A	13.1
BBB	7.0
BB	1.5
B	1.1
Below B/non-rated	2.8
Preferred stock	0.9
Options, futures, swaps and forward foreign currency contracts	0.4
Investment sold short	(0.5)
Cash equivalents and other assets less liabilities	0.9
Total	100.0%
Asset allocation[1]	01/31/10
US government obligations	28.6%
Corporate notes	28.1
Collateralized mortgage obligations	27.5
US government agency mortgage pass-through certificates	3.7
Asset-backed securities	3.4
Municipal bonds and notes	3.1
Non-US government obligations	2.9
Loan assignments	1.0
Preferred stock	0.9
Options, futures, swaps and forward foreign currency contracts	0.4
Investment sold short	(0.5)
Cash equivalents and other assets less liabilities	0.9
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
US government obligations—28.60%
US Treasury Notes 2.125%, due 11/30/14[2]	$8,700,000	$8,642,928
2.250%, due 05/31/14[3]	11,200,000	11,302,379
2.375%, due 08/31/14	5,500,000	5,551,991
2.375%, due 10/31/14	700,000	704,319
2.625%, due 07/31/14	3,000,000	3,065,391
2.625%, due 12/31/14	11,000,000	11,160,710
3.000%, due 08/31/16	111,000,000	111,268,842
3.125%, due 10/31/16	15,900,000	16,003,096
3.375%, due 11/15/19[2]	26,900,000	26,382,982
3.500%, due 02/15/18	3,000,000	3,037,266
4.000%, due 08/15/18[2]	4,300,000	4,482,079
Total US government obligations (cost—$200,840,376)		201,601,983
Government national mortgage association certificates—0.04%
GNMA 8.000%, due 06/15/17	46,304	51,060
8.000%, due 07/15/17	37,163	41,457
8.000%, due 09/15/17	27,380	29,868
8.000%, due 11/15/17	60,770	67,166
GNMA II ARM 3.625%, due 07/20/25	10,267	10,530
4.125%, due 11/20/23	8,519	8,738
4.375%, due 01/20/26	18,095	18,629
4.375%, due 05/20/26	30,682	31,631
Total government national mortgage association certificates (cost—$251,690)		259,079
Federal home loan mortgage corporation certificates*—0.27%
FHLMC 7.645%, due 05/01/25	1,390,783	1,489,876
FHLMC ARM 5.758%, due 03/01/36	393,921	420,499
Total federal home loan mortgage corporation certificates (cost—$1,792,585)		1,910,375
Federal housing administration certificates—0.01%
FHA GMAC 7.430%, due 06/01/21	54,846	54,846
FHA Reilly 7.430%, due 10/01/20	14,449	14,449
Total federal housing administration certificates (cost—$74,015)		69,295

Security description	Face amount[1]	Value
Federal national mortgage association certificates*—3.34%
FNMA 5.396%, due 11/01/34	$11,787,638	$12,222,254
6.000%, due 07/01/36[4]	57,741	61,971
6.000%, due 10/01/36[4]	90,104	96,704
6.000%, due 07/01/37[4]	668,760	716,391
6.000%, due 08/01/37[4]	453,639	485,948
6.000%, due 09/01/37[4]	20,211	21,650
6.000%, due 10/01/37[4]	431,752	462,503
6.000%, due 02/01/38[4]	857,948	918,651
6.000%, due 05/01/38[4]	1,693,106	1,812,901
FNMA ARM 1.944%, due 08/01/40	250,885	250,805
3.314%, due 04/01/27	39,374	40,496
3.352%, due 05/01/27	57,456	59,053
4.403%, due 05/01/30	126,285	130,416
5.160%, due 10/01/35	469,493	490,581
5.211%, due 09/01/35	396,128	417,083
5.379%, due 11/01/35	586,630	621,730
5.383%, due 01/01/36	584,095	619,377
5.528%, due 03/01/36	376,630	399,548
5.529%, due 01/01/36	373,947	394,638
5.568%, due 02/01/36	718,060	762,601
5.616%, due 03/01/36	440,051	465,144
5.635%, due 12/01/35	487,032	518,701
5.700%, due 03/01/36	526,085	560,294
5.746%, due 03/01/36	631,054	673,245
5.934%, due 06/01/36	214,826	229,660
FNMA ARM COFI 4.683%, due 11/01/26	132,884	130,891
Total federal national mortgage association certificates (cost—$22,889,765)		23,563,236
Collateralized mortgage obligations—27.46%
ARM Trust, Series 2005-5, Class 2A1 5.109%, due 09/25/35	523,516	347,256
Banc of America Funding Corp., Series 2005-D, Class A1 3.131%, due 05/25/35[5]	4,409,489	4,071,031
Bank of America Mortgage Securities, Inc., Series 2002-G, Class 1A3 4.196%, due 07/20/32[5]	9,517	8,430
Bear Stearns Alternative Loan Trust-A Trust, Series 2005-7, Class 22A1 5.275%, due 09/25/36[5]	1,800,749	1,336,167
Series 2006-1, Class 21A2 5.669%, due 02/25/36[5]	1,835,377	973,322
Bear Stearns ARM Trust, Series 2003-5, Class 2A1 4.502%, due 08/25/33	890,279	847,004

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2004-9, Class 22A1 4.151%, due 11/25/34	$84,723	$80,237
Series 2005-5, Class A2 2.560%, due 08/25/35	4,632,484	4,468,157
Series 2005-9, Class A1 4.625%, due 10/25/35	2,025,630	1,763,646
Series 2005-10, Class A1 4.429%, due 10/25/35	1,893,332	1,852,242
Bear Stearns Commerical Mortgage Securities, Series 2006-BBA7, Class A1 0.343%, due 03/15/19[5,6]	3,840,246	3,430,595
Bear Stearns, Series 2003-1, Class 5A1 5.434%, due 04/25/33[5]	59,676	55,725
Series 2003-1, Class 6A1 4.445%, due 04/25/33[5]	129,453	116,137
Series 2003-3, Class 1A 3.429%, due 10/25/33[5]	64,303	58,305
Series 2004-3, Class 1A2 4.145%, due 07/25/34[5]	615,962	549,353
Series 2004-6, Class 2A1 3.727%, due 09/25/34[5]	2,760,984	2,536,413
Series 2004-7, Class 1A1 3.908%, due 10/25/34[5]	780,241	498,527
Series 2004-9, Class 2A1 3.618%, due 09/25/34[5]	1,189,648	812,400
Citicorp Mortgage Securities, Inc., Series 2002-12, Class 2A1 5.250%, due 12/25/32	94,452	97,152
Citigroup Mortgage Loan Trust, Inc., Series 2005-6, Class A2 4.248%, due 08/25/35[5]	319,615	291,193
Series 2005-6, Class A3 4.098%, due 08/25/35[5]	62,880	55,595
Series 2005-11, Class A1A 2.990%, due 12/25/35[5]	1,269,848	1,160,422
Series 2006-AR1, Class 1A1 4.900%, due 10/25/35[5]	3,158,319	2,620,088
Countrywide Alternative Loan Trust, Series 2003-J3, Class 2A1 6.250%, due 12/25/33	479,564	483,760
Series 2006-41CB, Class 1A9 6.000%, due 01/25/37	1,780,343	1,191,995
Countrywide Home Loans, Series 2003-R4, Class 2A 6.500%, due 01/25/34[6]	1,560,560	1,480,581
Series 2004-12, Class 11A2 3.968%, due 08/25/34[5]	599,936	424,439
FHLMC REMIC,* Series 1278, Class K 7.000%, due 05/15/22	140,228	153,495
Series 1367, Class KA 6.500%, due 09/15/22	2,711	2,968

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 1502, Class PXZ 7.000%, due 04/15/23	$738,460	$773,515
Series 1503, Class PZ 7.000%, due 05/15/23	252,152	262,436
Series 1534, Class Z 5.000%, due 06/15/23	256,159	256,219
Series 1548, Class Z 7.000%, due 07/15/23	202,940	214,768
Series 1562, Class Z 7.000%, due 07/15/23	303,264	331,956
Series 1694, Class Z 6.500%, due 03/15/24	140,630	155,884
Series 2061, Class Z 6.500%, due 06/15/28	581,640	626,797
Series 2400, Class FQ 0.733%, due 01/15/32[5]	267,831	266,969
Series 2579, Class DZ 5.000%, due 03/15/34	6,689,229	6,715,031
Series 2764, Class LZ 4.500%, due 03/15/34	2,599,077	2,464,539
Series 2764, Class ZG 5.500%, due 03/15/34	4,820,431	5,036,872
Series 2835, Class JZ 5.000%, due 08/15/34	3,668,893	3,845,694
Series 2921, Class PG 5.000%, due 01/15/35	6,200,000	6,421,191
Series 2983, Class TZ 6.000%, due 05/15/35	5,685,490	6,065,602
Series 3149, Class CZ 6.000%, due 05/15/36	7,917,857	8,468,064
Series G23, Class KZ 6.500%, due 11/25/23	193,146	205,766
Series T-054, Class 2A 6.500%, due 02/25/43	1,116,851	1,218,764
Series T-058, Class 2A 6.500%, due 09/25/43	4,270,236	4,657,893
Series T-075, Class A1 0.271%, due 12/25/36[5]	2,748,806	2,658,405
First Horizon Mortgage Pass-Through Trust, Series 2005-AR3, Class 2A1 5.361%, due 08/25/35[5]	132,483	118,232
FNMA REMIC,* Series 1998-066, Class FG 0.531%, due 12/25/28[5]	120,102	119,025
Series 2000-034, Class F 0.681%, due 10/25/30[5]	19,542	19,391
Series 2002-080, Class A1 6.500%, due 11/25/42	2,125,247	2,319,176
Series 2003-064, Class AH 6.000%, due 07/25/33	10,380,468	11,222,929
Series 2003-106, Class US 8.729%, due 11/25/23[7,8]	333,000	312,611

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
Series 2003-W8, Class 2A 7.000%, due 10/25/42	$148,202	$163,647
Series 2004-T1, Class 1A1 6.000%, due 01/25/44	2,549,598	2,769,500
Series 2004-W8, Class 2A 6.500%, due 06/25/44	2,898,533	3,163,024
Series 2005-024, Class ZE 5.000%, due 04/25/35	1,448,367	1,446,805
Series 2005-116, Class TZ 5.500%, due 01/25/36	6,881,374	7,156,069
Series 2005-120, Class ZU 5.500%, due 01/25/36	7,506,953	7,823,528
Series 2006-065, Class GD 6.000%, due 07/25/26	2,800,000	3,062,515
Trust, Series 1991-065, Class Z 6.500%, due 06/25/21	12,590	13,715
Trust, Series 1992-040, Class ZC 7.000%, due 07/25/22	29,861	32,991
Trust, Series 1992-129, Class L 6.000%, due 07/25/22	14,884	15,808
Trust, Series 1993-037, Class PX 7.000%, due 03/25/23	42,528	46,180
Trust, Series 1993-060, Class Z 7.000%, due 05/25/23	233,777	258,590
Trust, Series 1993-065, Class ZZ 7.000%, due 06/25/13	187,729	204,477
Trust, Series 1993-070, Class Z 6.900%, due 05/25/23	37,516	41,441
Trust, Series 1993-096, Class PZ 7.000%, due 06/25/23	231,448	255,992
Trust, Series 1993-160, Class ZB 6.500%, due 09/25/23	68,188	70,664
Trust, Series 1993-163, Class ZB 7.000%, due 09/25/23	20,183	21,608
Trust, Series 1994-023, Class PX 6.000%, due 08/25/23	469,215	503,013
Trust, Series 1998-M7, Class Z 6.390%, due 05/25/36	580,759	628,706
Trust, Series 1999-W4, Class A9 6.250%, due 02/25/29	1,014,204	1,099,143
GNMA REMIC, Trust, Series 2000-009, Class FG 0.833%, due 02/16/30[5]	159,625	159,048
Trust, Series 2002-031, Class FW 0.633%, due 06/16/31[5]	164,617	164,348
Trust, Series 2003-98, Class Z 6.000%, due 11/20/33	14,464,005	15,484,338
Trust, Series 2005-26, Class ZA 5.500%, due 01/20/35	6,257,883	6,378,392
GS Mortgage Securities Corp. II, Series 2007-EOP, Class A1 0.323%, due 03/06/20[5,6]	2,070,898	1,973,527

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(continued)
GS Residential Mortgage Loan Trust, Series 2005-AR6, Class 2A1 2.955%, due 09/25/35[5]	$2,445,489	$2,262,233
Harborview Mortgage Loan Trust, Series 2005-4, Class 3A1 5.033%, due 07/19/35[5]	807,563	582,467
Housing Security, Inc., Series 1992-8, Class B 3.543%, due 06/25/24[5]	310,242	310,200
Lehman Brothers Mortgage Trust, Series 1991-2, Class A3 8.440%, due 01/20/17[5]	388,521	388,521
Merrill Lynch/Countrywide Commercial Mortgage Trust, Series 2007-8, Class A3 5.957%, due 08/12/49[5]	4,500,000	4,121,753
Residential Asset Securitization Trust, Series 2006-A14C, Class 2A6 0.681%, due 12/25/36[5]	2,097,651	970,946
Residential Funding Mortgage Security I, Series 2004-S2, Class A1 5.250%, due 03/25/34	727,680	720,504
Series 2004-S9, Class 1A23 5.500%, due 12/25/34	2,300,000	2,128,521
Small Business Administration, Series 1999-20K, Class 1 7.060%, due 11/01/19	461,928	504,968
Series 2000-20K, Class 1 7.220%, due 11/01/20	645,604	709,241
Series 2001-P10B, Class 1 6.344%, due 08/10/11	399,492	420,313
Series 2002-20K, Class 1 5.080%, due 11/01/22	2,905,002	3,084,712
Series 2003-20I, Class 1 5.130%, due 09/01/23	558,642	593,818
Series 2003-20L, Class 1 4.890%, due 12/01/23	1,560,200	1,662,737
Series 2004-P10A, Class 1 4.504%, due 02/10/14	2,889,811	3,005,686
Series 2005-20H, Class 1 5.110%, due 08/01/25	2,006,776	2,141,075
Series 2007-20D, Class 1 5.320%, due 04/01/27	5,698,299	6,144,062
Structured ARM Loan Trust, Series 2004-8, Class 3A 2.858%, due 07/25/34	1,493,589	1,251,811
Structured Asset Mortgage Investments, Inc., Series 2002-AR3, Class A1 0.893%, due 09/19/32[5]	466,500	389,921
Series 2006-AR3, Class 11A1 0.441%, due 04/25/36[5]	2,237,457	1,306,875

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
Collateralized mortgage obligations—(concluded)
Structured Asset Securities Corp., Series 2001-SB1, Class A2 3.375%, due 08/25/31	$2,553,957	$2,058,874
Washington Mutual Mortgage Securities Corp., Series 2002-AR6, Class A 1.881%, due 06/25/42[5]	79,442	62,406
Series 2005-AR1, Class A1A 0.551%, due 01/25/45[5]	187,843	139,003
Series 2005-AR2, Class 2A1A 0.541%, due 01/25/45[5]	228,893	174,180
Series 2006-AR7, Class 3A 3.594%, due 07/25/46[5]	3,287,340	1,820,147
Series 2006-AR9, Class 1A 1.481%, due 08/25/46[5]	2,335,110	1,307,212
Series 2006-AR9, Class 2A 3.594%, due 08/25/46[5]	1,803,629	1,140,064
Wells Fargo Mortgage Backed Securities Trust, Series 2003-M, Class A1 4.687%, due 12/25/33[5]	1,487,268	1,464,646
Series 2004-CC, Class A1 4.940%, due 01/25/35[5]	529,278	496,663
Series 2006-AR2, Class 2A1 4.950%, due 03/25/36	3,047,000	2,697,390
Total collateralized mortgage obligations (cost—$195,462,392)		193,522,382
Asset-backed securities—3.44%
Chase Issuance Trust, Series 2008-A13, Class A13 1.754%, due 09/15/15[5]	2,200,000	2,291,655
Countrywide Asset-Backed Certificates, Series 2007-5, Class 2A1 0.331%, due 03/25/37[5]	1,005,365	936,834
CSAB Mortgage Backed Trust, Series 2006-1, Class A6A 6.172%, due 06/25/36[9]	776,552	429,072
Delta Funding Home Equity Loan Trust, Series 1999-003, Class A1A 1.053%, due 09/15/29[5]	60,720	30,238
Ford Credit Auto Owner Trust, Series 2008-C, Class A2B 1.133%, due 01/15/11[5]	31,675	31,687
Series 2008-C, Class A3 1.653%, due 06/15/12[5]	4,300,000	4,332,783
Franklin Auto Trust, Series 2008-A, Class A2 1.231%, due 10/20/11[5]	153,592	153,782

Security description	Face amount[1]	Value
Asset-backed securities—(concluded)
Mid-State Trust Series 4, Class A 8.330%, due 04/01/30	$369,761	$375,720
SLC Student Loan Trust, Series 2008-2, Class A2 0.704%, due 06/15/17[5]	8,300,000	8,302,802
SLM Student Loan Trust, Series 2008-9, Class A 1.749%, due 04/25/23[5]	7,071,681	7,373,412
Total asset-backed securities (cost—$24,152,470)		24,257,985
Corporate notes—28.09%
Airlines—1.03%
American Airlines Pass Through Trust 2009-1A 10.375%, due 07/02/19	2,979,333	3,381,543
Continental Airlines Pass Through Trust 2009-2, Series A 7.250%, due 11/10/19	200,000	204,000
Northwest Airlines, Series 2000-1, Class G 7.150%, due 04/01/21[5]	3,972,167	3,664,325
United Air Lines, 1991 Equipment Trust 10.360%, due 11/27/12[7,10]	231,906	649
		7,250,517
Banking-non-US—7.04%
Bank of Scotland Group PLC 0.317%, due 12/08/10[5,6]	200,000	198,512
Barclays Bank PLC 7.434%, due 12/15/17[6,11,12]	1,000,000	942,500
BNP Paribas 5.186%, due 06/29/15[6,11,12]	3,100,000	2,758,011
Commonwealth Bank of Australia 2.750%, due 10/15/12[6]	4,600,000	4,663,586
Credit Agricole 0.304%, due 05/28/10[5,6]	6,800,000	6,799,545
6.637%, due 05/31/17[6,11,12]	900,000	775,125
Export-Import Bank of Korea 5.875%, due 01/14/15	1,000,000	1,070,000
ING Bank N.V. 3.900%, due 03/19/14[6]	2,000,000	2,083,560
LBG Capital No.1 PLC 8.500%, due 12/17/21[7,11,12,13]	2,400,000	1,992,000
National Australia Bank 0.750%, due 07/08/14[5,6]	11,700,000	11,828,852
Royal Bank of Scotland Group PLC 7.640%, due 09/27/17[11,12]	5,500,000	3,190,000
Santander Perpetual 6.671%, due 10/24/17[6,11,12]	6,700,000	6,353,161

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Corporate notes—(continued)
Banking-non-US—(concluded)
Societe Financement de l'Economie Francaise 3.375%, due 05/05/14[6]		$6,700,000	$6,952,141
			49,606,993
Banking-US—2.49%
Bank of America Corp. 5.750%, due 12/01/17		3,200,000	3,263,549
Bank of America N.A. 5.300%, due 03/15/17		3,500,000	3,446,723
6.100%, due 06/15/17		4,400,000	4,537,900
Credit Suisse New York MTN 5.000%, due 05/15/13		2,700,000	2,910,181
JPMorgan Chase Bank N.A. 0.584%, due 06/13/16[5]		400,000	377,499
US Central Federal Credit Union 1.900%, due 10/19/12		3,000,000	3,026,811
			17,562,663
Computers—0.59%
Hewlett-Packard Co. 2.250%, due 05/27/11		4,100,000	4,180,134
Diversified financials—5.72%
American Express Co. 6.150%, due 08/28/17		5,400,000	5,765,110
General Electric Capital Corp. 5.500%, due 09/15/67[5,6]	EUR	5,000,000	5,719,309
5.875%, due 01/14/38		1,700,000	1,574,083
General Electric Capital Corp. MTN 0.403%, due 12/28/18[5]		800,000	663,476
1.167%, due 05/22/13[5]		3,500,000	3,477,687
Goldman Sachs Group, Inc. 0.701%, due 03/22/16[5]		1,000,000	939,081
LeasePlan Corp. N.V. MTN 3.250%, due 05/22/14	EUR	4,300,000	6,120,122
Lehman Brothers Holdings, Inc. MTN 5.625%, due 01/24/13[10]		4,500,000	978,750
Macquarie Bank Ltd. 2.600%, due 01/20/12[6]		900,000	923,673
Merrill Lynch & Co. MTN 6.875%, due 04/25/18		8,200,000	8,852,786
Temasek Financial I Ltd. 4.300%, due 10/25/19[6]		5,400,000	5,332,740
			40,346,817
Education—0.52%
Stanford University 4.250%, due 05/01/16		3,500,000	3,688,125
Electric utilities—0.27%
PSE&G Power LLC 5.000%, due 04/01/14		1,800,000	1,885,288

Security description	Face amount[1]		Value
Corporate notes—(continued)
Electric-generation—0.98%
Korea Hydro & Nuclear Power Co. Ltd. 6.250%, due 06/17/14		$100,000	$108,883
6.250%, due 06/17/14[6]		6,278,000	6,823,904
			6,932,787
Electric-integrated—0.03%
Centrais Eletricas Brasileiras SA 6.875%, due 07/30/19[6]		200,000	208,000
Financial services—1.86%
Citigroup, Inc. 0.361%, due 05/18/11[5]		700,000	692,260
1.973%, due 05/15/18[5]		900,000	852,687
General Motors Acceptance Corp. LLC 7.250%, due 03/02/11		1,300,000	1,307,457
Morgan Stanley MTN 1.017%, due 11/29/13[5]	EUR	5,900,000	7,781,209
SLM Corp. 0.454%, due 03/15/11[5]		2,600,000	2,479,243
			13,112,856
Insurance—3.22%
American International Group 8.175%, due 05/15/38[5]		6,400,000	4,304,000
8.250%, due 08/15/18		5,700,000	5,229,847
8.625%, due 05/22/38[5]	GBP	1,600,000	1,700,805
American International Group, Inc. MTN 4.000%, due 09/20/11	EUR	1,500,000	1,985,623
Metropolitan Life Global Funding I 0.313%, due 05/17/10[5,6]		500,000	499,805
Progressive Corp. 6.700%, due 06/15/37[5]		2,800,000	2,576,000
Prudential Financial, Inc. MTN 6.000%, due 12/01/17		6,000,000	6,369,114
			22,665,194
Media—0.69%
Historic TW, Inc. 9.125%, due 01/15/13		1,400,000	1,639,506
Time Warner, Inc. 5.500%, due 11/15/11		3,000,000	3,205,362
			4,844,868
Oil refining—0.04%
Valero Energy Corp. 6.625%, due 06/15/37		300,000	282,527
Oil services—1.79%
Cameron International Corp. 6.375%, due 07/15/18		8,400,000	9,242,512

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Corporate notes—(concluded)
Oil services—(concluded)
El Paso Corp. 7.000%, due 06/15/17		$1,700,000	$1,738,090
Shell International Finance BV 4.300%, due 09/22/19		1,600,000	1,596,302
			12,576,904
Paper & forest products—0.08%
Celulosa Arauco y Constitucion SA 7.250%, due 07/29/19		500,000	550,074
Pipelines—0.27%
Kinder Morgan Finance Co. 5.350%, due 01/05/11		1,900,000	1,933,250
Retail—0.48%
Macy's Retail Holdings, Inc. 8.875%, due 07/15/15[9]		3,100,000	3,379,000
Telecommunication services—0.76%
Verizon North, Inc. 5.634%, due 01/01/21[7,13]		918,090	894,862
Vodafone Group PLC 5.450%, due 06/10/19		4,300,000	4,475,784
			5,370,646
Tobacco—0.23%
Reynolds American, Inc. 7.250%, due 06/15/37		1,600,000	1,636,414
Total corporate notes (cost—$198,572,973)			198,013,057
Loan assignments[5]—0.99%
Diversified financials—0.88%
DaimlerChrysler Financial Services Americas LLC Term Loan 4.240%, due 02/16/10		5,437,962	5,339,046
First Data Corp. Term Loan B2 2.999%, due 03/24/10		930,990	804,645
3.001%, due 03/31/10		48,960	42,316
			6,186,007
Raw materials/paper—0.11%
Georgia-Pacific Corp. New Term Loan B 2.251%, due 03/31/10		47,384	46,330
2.256%, due 03/10/10		734,232	717,895
			764,225
Total loan assignments (cost—$6,988,713)			6,950,232
Non-US government obligations—2.93%
Canadian Government Bond 2.000%, due 12/01/14	CAD	3,000,000	2,748,749

Security description	Face amount[1]		Value
Non-US government obligations—(concluded)
Federal Republic of Brazil 6.000%, due 01/17/17		$5,500,000	$5,857,500
Kingdom of Denmark 4.000%, due 11/15/19	DKK	34,200,000	6,613,592
State of Qatar 4.000%, due 01/20/15[6]		4,300,000	4,300,000
5.250%, due 01/20/20[6]		900,000	900,000
6.400%, due 01/20/40[6]		200,000	200,000
Total non-US government obligations (cost—$21,153,617)			20,619,841
Municipal bonds and notes—3.10%
Education—1.46%
Clark County School District, Limited Tax (Building), Series A 5.000%, due 06/15/19		300,000	324,687
Los Angeles Unified School District Refunding, Series A-1 (NATL-RE Insured) 4.500%, due 07/01/25		3,200,000	3,164,832
4.500%, due 01/01/28		3,800,000	3,544,678
New York City Transitional Finance Authority Building Aid Revenue Fiscal 2008, Series S-1 5.000%, due 01/15/25		100,000	104,944
University of Toledo General Receipts Bonds (Build America Bonds) 6.750%, due 06/01/22		2,000,000	2,191,200
Will County Community High School District No. 210 Lincoln-Way (Capital Appreciation) (AGM Insured) 4.980%, due 01/01/21[14]		1,600,000	960,208
			10,290,549
General obligation—0.39%
California State 6.000%, due 04/01/38		100,000	101,326
California State Build America Bonds 7.500%, due 04/01/34		1,400,000	1,383,004
Cook County Build America Bonds (Recovery Zone Economic Development) 6.360%, due 11/15/33		1,200,000	1,232,976
			2,717,306

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
Municipal bonds and notes—(concluded)
Tobacco—0.22%
Buckeye Tobacco Settlement Financing Authority (Asset Backed Series Turbo), Series A-2 5.875%, due 06/01/47	$500,000	$383,635
Tobacco Settlement Funding Corp., Louisiana, Series 2001-B 5.875%, due 05/15/39	1,075,000	1,001,975
Tobacco Settlement Funding Corp., Rhode Island, Series A 6.250%, due 06/01/42	200,000	183,478
		1,569,088
Transportation—0.77%
Bay Area Toll Authority Toll Bridge Revenue (Build America Bonds) 6.263%, due 04/01/49	1,500,000	1,505,490
Harris County Metropolitan Transportation Authority (Build America Bonds), Series C 6.875%, due 11/01/38	3,100,000	3,227,131
Port Authority of New York & New Jersey Consolidated (One Hundred Fifty-Eight) 5.859%, due 12/01/24	700,000	723,051
		5,455,672
Utilities—0.26%
Cincinnati Water System Revenue (Build America Bonds), Series B 6.458%, due 12/01/34	100,000	103,931
Metropolitan Water District Southern California (Build America Bonds) 5.906%, due 07/01/25	1,700,000	1,698,929
		1,802,860
Total municipal bonds and notes (cost—$20,964,388)		21,835,475
	Number of shares
Preferred stock[15]—0.85%
Commercial banks—0.85%
Wells Fargo & Co. (cost—$3,810,820)	6,400	6,016,000

Security description	Face amount[1]	Value
Short-term US government obligation—0.08%
US Treasury Bills 0.120%, due 03/11/10[3,16] (cost—$564,964)	$565,000	$564,964
Repurchase agreement—1.55%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $11,136,899 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10, (value—$11,132,377); proceeds: $10,914,009 (cost—$10,914,000)	10,914,000	10,914,000
	Number of shares
Investment of cash collateral from securities loaned—2.94%
Money market fund—2.94%
UBS Private Money Market Fund LLC[17] (cost—$20,755,455)	20,755,455	20,755,455
Total investments before investments sold short (cost—$729,188,223)— 103.69%		730,853,359
	Face amount[1]
Investment sold short—(0.53)%
FNMA TBA* 6.000%, TBA (proceeds—$3,701,797)	$(3,500,000)	(3,743,359)
Liabilities in excess of other assets—(3.16)%		(22,241,722)
Net assets—100.00%		$704,868,278

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Aggregate cost for federal income tax purposes before investments sold short, which was substantially the same for book purposes, was $729,188,223; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$25,697,451
Gross unrealized depreciation	(24,032,315)
Net unrealized appreciation	$1,665,136

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  In US Dollars unless otherwise indicated.

2  Security, or portion thereof, was on loan at January 31, 2010.

3  Entire or partial amount delivered to broker as collateral for futures transactions.

4  Entire amount pledged as collateral for investments sold short.

5  Floating rate security. The interest rate shown is the current rate as of January 31, 2010.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 10.66% of net assets as of January 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Illiquid securities representing 0.47% of net assets as of January 31, 2010.

8  Inverse variable rate security. The interest rate shown is the current rate as of January 31, 2010.

9  Step-up bond that converts to the noted fixed rate at a designated future date.

10  Bond interest in default.

11  Variable rate security. The interest rate shown is the current rate as of January 31, 2010. and resets at the next call date.

12  Perpetual bond security. The maturity date reflects the next call date.

13  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.41% of net assets as of January 31, 2010, are considered illiquid and restricted (see table below for more information).

Illiquid and restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 01/31/10	Value as a percentage of net assets
LBG Capital No. 1 PLC 8.500%, 12/17/21	12/14/09	$1,680,000	0.24%	$1,992,000	0.28%
Verizon North, Inc. 5.634%, 01/01/21	04/25/03	918,090	0.13	894,862	0.13
		$2,598,090	0.37%	$2,886,862	0.41%

14  Zero coupon bond; interest rate represents annualized yield at date of purchase.

15  Non cumulative preferred stock. Convertible until 12/31/49.

16  Rates shown are the discount rates at date of purchase.

17  The table below details the Portfolios's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$16,758,475	$222,659,160	$218,662,180	$20,755,455	$7,969

AGM  Assured Guaranty Municipal Corporation

ARM  Adjustable Rate Mortgage—The interest rate shown is the current rate as of January 31, 2010.

CAD  Canadian Dollar

COFI  Cost of Funds Index

DKK  Danish Krone

EUR  Euro

FHA  Federal Housing Administration

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

GNMA  Government National Mortgage Association

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

GS  Goldman Sachs

MTN  Medium Term Note

NATL-RE  National Reinsurance

REMIC  Real Estate Mortgage Investment Conduit

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

Written options

Number of contracts (000)		Call options written	Counterparty	Pay/ receive floating rate	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
3,200		USD 3 Month LIBOR[18] Interest Rate Swap, strike @ 2.750%[7]	BNP Paribus	Receive	04/19/10	$5,760	$3,434	$2,326
7,800		USD 3 Month LIBOR[18] Interest Rate Swap, strike @ 3.250%[7]	Royal Bank of Scotland PLC	Receive	04/19/10	77,025	14,886	62,139
0	[19]	US Treasury Note 10 Year Futures, strike @ $119	N/A	N/A	02/19/10	81,726	84,656	(2,930)
0	[19]	US Treasury Note 10 Year Futures, strike @ $120	N/A	N/A	02/19/10	27,439	15,188	12,251
						$191,950	$118,164	$73,786
		Put options written
7,800		USD 3 Month LIBOR[18] Interest Rate Swap, strike @ 4.250%[7]	Royal Bank of Scotland PLC	Receive	04/19/10	$81,983	$51,515	$30,468
6,600		USD 3 Month LIBOR[18] Interest Rate Swap, strike @ 4.000%[7]	Deutsche Bank AG	Receive	02/17/10	46,200	12,757	33,443
3,200		USD 3 Month LIBOR[18] Interest Rate Swap, strike @ 4.000%[7]	BNP Paribus	Receive	04/19/10	25,312	8,437	16,875
0	[19]	US Treasury Note 10 Year Futures, strike @ $115	N/A	N/A	02/19/10	85,658	5,063	80,595
0	[19]	US Treasury Note 10 Year Futures, strike @ $116	N/A	N/A	02/19/10	58,974	32,250	26,724
						298,127	110,022	188,105
						$490,077	$228,186	$261,891

18  3 Month LIBOR (USD on London Interbank Offered Rate) at January 31, 2010 was 0.249%.

19  Amount represents less than 500 contracts.

LIBOR  London Interbank Offered Rate

N/A  Not applicable

Currency type abbreviation:

USD  United States Dollar

Written option activity for the six months ended January 31, 2010 was as follows:

	Number of contracts (000)	Premiums received
Options outstanding at July 31, 2009	77,900	$518,914
Options written	51,401	911,797
Options terminated in closing purchase transactions	(77,900)	(502,440)
Options expired prior to exercise	(22,801)	(438,194)
Options outstanding at January 31, 2010	28,600	$490,077

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
687	USD	90 Day Euro Dollar Futures	December 2010	$168,680,488	$170,049,675	$1,369,187
273	USD	90 Day Euro Dollar Futures	March 2011	66,769,325	67,314,975	545,650
303	USD	US Treasury Note 5 Year Futures	March 2010	35,448,469	35,287,664	(160,805)
128	USD	US Treasury Note 10 Year Futures	March 2010	15,246,750	15,124,000	(122,750)
				$286,145,032	$287,776,314	$1,631,282

Currency type abbreviation:

USD  United States Dollar

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	7,164,000	USD	6,548,054	02/26/10	$226,334
Chinese Yuan Renminbi	41,659,040	USD	6,134,449	03/29/10	35,023
Danish Krone	109,000	USD	20,708	03/23/10	423
Euro	20,138,000	USD	28,520,644	04/26/10	605,344
Great Britain Pound	1,003,000	USD	1,607,063	03/25/10	4,364
Japanese Yen	30,000,000	USD	323,838	02/03/10	(8,518)
Japanese Yen	603,000,000	USD	6,611,799	02/16/10	(68,831)
Japanese Yen	10,000,000	USD	109,945	04/16/10	(872)
Mexican Peso	318,429	USD	23,863	04/22/10	(258)
New Taiwan Dollar	734,400	USD	23,090	06/10/10	(218)
New Taiwan Dollar	786,697	USD	24,790	06/10/10	(178)
New Taiwan Dollar	326,115	USD	10,427	10/12/10	(38)
New Taiwan Dollar	716,000	USD	22,824	10/12/10	(153)
Singapore Dollar	9,304	USD	6,703	03/17/10	90
United States Dollar	2,464,507	AUD	3,122,000	06/07/10	259,586
United States Dollar	3,597,339	AUD	4,550,000	06/07/10	372,752
United States Dollar	6,200,000	CNY	41,659,040	03/29/10	(100,575)
United States Dollar	10,400,000	CNY	62,712,000	01/28/15	(331,277)
United States Dollar	1,700,000	INR	78,659,000	11/12/10	(34,225)
United States Dollar	4,550,426	KRW	5,327,639,000	11/12/10	916
United States Dollar	2,493,994	KRW	2,912,361,000	11/12/10	(5,996)
United States Dollar	3,533,582	NOK	19,887,000	03/23/10	(183,868)
United States Dollar	1,789,455	SGD	2,478,395	02/11/10	(27,166)
United States Dollar	488	TWD	15,164	10/12/10	(1)
					$742,658

Currency type abbrevations:

AUD  Australian Dollar

CNY  Chinese Yuan Renminbi

INR  Indian Rupee

KRW  South Korean Won

NOK  Norwegian Krone

SGD  Singapore Dollar

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

TWD  New Taiwan Dollar

USD  United States Dollar

Interest rate swaps

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio	Upfront payments made	Value	Unrealized appreciation
Citibank N.A.	USD	18,600	12/16/16	0.249%[18]		4.000%	$(274,350)	$928,757	$654,407
Morgan Stanley Capital Services, Inc.	USD	8,000	12/16/16	0.249	[18]	4.000	(234,860)	399,465	164,605
							$(509,210)	$1,328,222	$819,012

USD  United States Dollar

Credit default swaps on corporate issues—buy protection20

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments made	Value	Unrealized appreciation (depreciation)
Barclays Bamk PLC	USD	3,100	09/20/15	7.150%[21]		0.000%[22]		$—	$(725,456)	$(725,456)
Citibank N.A.	USD	5,000	12/20/11	2.470	[21]	0.000	[23]	—	(155,610)	(155,610)
Citibank N.A.	USD	300	12/20/13	3.400	[21]	0.000	[24]	—	(19,265)	(19,265)
Credit Suisse First Boston	USD	1,400	03/20/13	1.450	[21]	0.000	[25]	—	(44,524)	(44,524)
Deutsche Bank AG	USD	3,200	12/20/17	1.020	[21]	0.000	[26]	—	52,290	52,290
Deutsche Bank AG	USD	1,000	06/20/18	1.370	[21]	0.000	[27]	(45,996)	10,197	(35,799)
Deutsche Bank AG	USD	8,400	09/20/18	0.820	[21]	0.000	[28]	—	(13,743)	(13,743)
								$(45,996)	$(896,111)	$(942,107)

20  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) received a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

21  Payments made are based on the notional amount.

22  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Macy's Retail Holdings, Inc. bond, 8.875%, due 07/15/15.

23  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Wachovia Corp. bond, 5.300%, due 10/15/11.

24  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Valero Energy Corp. bond, 8.750%, due 06/15/30.

25  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Historic TW, Inc. bond, 9.125%, due 01/15/13.

26  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Bank of America Corp. bond, 5.750%, due 12/01/17.

27  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Merrill Lynch & Co. bond, 6.875%, due 04/25/18.

28  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the Cameron International Corp. bond, 6.375%, due 07/15/18.

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Credit default swaps on corporate issues—sell protection29

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received	Value	Unrealized appreciation (depreciation)	Credit spread[30]
Barclays Bank PLC	USD	3,900	03/20/13	0.000%[31]		2.029%[32]		$—	$36,234	$36,234	1.72%
BNP Paribas	USD	1,000	12/20/12	0.000	[33]	2.870	[32]	—	(47,100)	(47,100)	4.69
Citibank N.A.	USD	1,800	03/20/14	0.000	[34]	5.000	[32]	88,920	148,977	237,897	2.83
Deutsche Bank AG	USD	1,000	12/20/12	0.000	[33]	2.900	[32]	—	(46,323)	(46,323)	4.69
Deutsche Bank AG	USD	3,000	03/20/13	0.000	[31]	2.073	[32]	—	31,738	31,738	1.72
Royal Bank of Scotland PLC	USD	800	03/20/10	0.000	[35]	8.250	[32]	—	8,535	8,535	0.56
								$88,920	$132,061	$220,981

29  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

30  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

31  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the MetLife, Inc. bond, 5.000%, due 06/15/15.

32  Payments received are based on the notional amount.

33  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the SLM Corp. bond, 5.125%, due 08/27/12.

34  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the El Paso Corp. bond, 6.875%, due 06/15/14.

35  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the JPMorgan Chase & Co. bond, 4.750%, due 03/01/15.

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government obligations	$—	$201,601,983	$—	$201,601,983
Government national mortgage association certificates	—	259,079	—	259,079
Federal home loan mortgage corporation certificates	—	420,499	1,489,876	1,910,375
Federal housing administration certificates	—	—	69,295	69,295
Federal national mortgage association certificates	—	23,432,345	130,891	23,563,236
Collateralized mortgage obligations	—	193,133,861	388,521	193,522,382
Asset-backed securities	—	24,257,985	—	24,257,985
Corporate notes	—	198,013,057	—	198,013,057
Loan assignments	—	6,950,232	—	6,950,232
Non-US government obligations	—	20,619,841	—	20,619,841
Municipal bonds and notes	—	21,835,475	—	21,835,475
Preferred stock	—	6,016,000	—	6,016,000
Short-term US government obligation	—	564,964	—	564,964
Repurchase agreement	—	10,914,000	—	10,914,000
Investment of cash collateral from securities loaned	—	20,755,455	—	20,755,455
Federal national mortgage association certificate sold short	—	(3,743,359)	—	(3,743,359)
Other financial instruments, net[36]	1,747,922	985,795	—	2,733,717
Total	$1,747,922	$726,017,212	$2,078,583	$729,843,717

36  Other financial instruments include written options, open futures contracts, forward foreign currency contracts and open swap agreements.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) during the six months ended January 31, 2010:

	Federal home loan mortgage corporation certificate	Federal housing administration certificates	Federal national mortgage association certificate	Collateralized mortgage obligations	Total
Beginning balance	$1,512,265	$104,298	$149,678	$3,395,174	$5,161,415
Net purchases/(sales)	(22,563)	(35,105)	(19,849)	(454,002)	(531,519)
Accrued discounts/(premiums)	—	(2,889)	—	—	(2,889)
Total realized gain/(loss)	—	—	—	—	—
Net change in unrealized appreciation/depreciation	174	2,991	1,062	105,754	109,981
Net transfers in/(out) of Level 3	—	—	—	(2,658,405)	(2,658,405)
Ending balance	$1,489,876	$69,295	$130,891	$388,521	$2,078,583

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2010 was $2,058.

UBS PACE Select Advisors Trust

UBS PACE Strategic Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	86.2%
Australia	2.4
France	2.4
United Kingdom	1.5
Netherlands	1.3
South Korea	1.1
Denmark	0.9
Spain	0.9
Brazil	0.8
Qatar	0.7
Singapore	0.7
Canada	0.6
Switzerland	0.4
Chile	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 3.65%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 2.87%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital US Municipal 3-15 year Blend Index (the "benchmark") returned 3.53% and the Lipper Intermediate Municipal Debt Funds category posted a median return of 3.90%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 59. Please note that the returns shown do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio outperformed its benchmark during the reporting period, due to favorable sector positioning and yield curve exposure. (The yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.) The municipal market benefited from strong demand, led by record positive flows into mutual funds. A growing investor desire for higher yielding investments led them to flee low yielding money market funds and move steadily into short-term municipal and intermediate term municipal bonds, as well as long-term mutual funds.

The ongoing success of the Build America Bond Program ("BAB") helped to fuel the rally in the municipal bond market, as steady issuance of federally taxable bonds in this program (nearly $65 billion or 25% of total municipal issuance during 2009 was BAB related) led to lighter supply and availability of tax-exempt bonds, particularly with longer maturities (BABs are a new form of taxable government bond issued by a state, municipality or county to finance its capital expenditures.)

From a municipal sector standpoint, as with most other financial markets, the more risk or credit oriented securities delivered the strongest returns during the reporting period. The Portfolio's sector positioning proved advantageous in this environment fueled by overweight positions in revenue bonds, including hospital, power, education and corporate-backed municipals, such as tobacco and prepaid gas securities.

A strategic underweight to Treasury–backed pre-refunded bonds was also a plus as municipal investors were less enticed by these lower yielding securities (pre-refunded bonds are issued to fund another callable bond, where the issuer actually decides to exercise its right to buy its bonds back before the scheduled maturity

UBS PACE Select Advisors Trust – UBS PACE Municipal Fixed Income Investments

Investment Sub-Advisor:

Standish Mellon Asset Management Company LLC ("Standish Mellon")

Portfolio Manager:

Christine L. Todd

Objective:

High current income exempt from federal income tax

Investment process:

In deciding which securities to buy for the Portfolio, Standish Mellon seeks to identify undervalued sectors or geographical regions of the municipal market, or undervalued individual securities. To do this, Standish Mellon uses credit research and valuation analysis, and monitors the relationship of the municipal yield curve to the Treasury yield curve. Standish Mellon may also make modest duration adjustments based on economic analyses and interest rate forecasts. Standish Mellon generally sells securities if it identifies more attractive investment opportunities within its investment criteria that may improve the Portfolio's return. Standish Mellon also may sell securities with weakening credit profiles or to adjust the average duration of the Portfolio.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Sub-Advisor's comments – concluded

date). However, an overweight to some of the highest grade sectors, such as essential service water, detracted from relative returns as these bonds lagged the broader municipal market.

The credit quality picture for most states and political subdivisions remained strained as tax revenues declined due to high unemployment and housing market weakness. The Portfolio benefited from a tactical underweight to California's state general obligation bonds, which lagged the national market as prices were pressured by heavy new issuance and budget challenges. The Portfolio was also rewarded for its overweight to Puerto Rico's general obligation bonds (bonds backed directly by the Commonwealth of Puerto Rico) as attractive valuations spurred greater demand.

In contrast, an underweight to New York City bonds was a detractor from performance, as steady demand from retail investors aided prices despite the challenging economic environment. With an increased tolerance for risk among investors, the municipal market saw lower rated investment grade bonds in the A- and BBB- rated categories perform strongly. Against this backdrop, the Portfolio benefited from its overweight in these securities (33% vs. benchmark at 28%).

The Portfolio's duration posture was maintained within a relatively tight band around the benchmark. (Duration measures a portfolio's sensitivity to interest rate changes.) While broad yield curve exposure was maintained primarily across two to 17-year maturities, greater emphasis toward longer duration securities within the eight to 10-year portion of the curve was a plus, as these bonds performed strongly versus their shorter maturity counterparts. Municipal bonds with call features (which allow the issuer to opportunistically redeem bonds at a set price) performed strongly during the period amidst a declining volatility environment, making the Portfolio's underweight a negative contributor to relative returns.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high current income exempt from federal income taxes. Investors should be able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	3.52%	6.07%	3.33%	N/A	3.67%
maximum sales charge	Class B3	3.13%	5.37%	2.56%	N/A	3.15%[7]
or UBS PACE Select	Class C4	3.26%	5.54%	2.81%	N/A	3.39%
program fee	Class Y5	3.65%	6.42%	3.58%	N/A	3.93%
	Class P6	3.65%	6.33%	3.58%	4.53%	4.47%
After deducting	Class A2	(1.16)%	1.31%	2.38%	N/A	3.14%
maximum sales charge	Class B3	(1.87)%	0.37%	2.19%	N/A	3.15%[7]
or UBS PACE Select	Class C4	2.51%	4.79%	2.81%	N/A	3.39%
program fee	Class P6	2.87%	4.75%	2.04%	2.97%	2.91%
Barclays Capital US Municipal 3-15 Year Blend Index[8]		3.53%	6.27%	4.50%	5.69%	5.47%
Lipper Intermediate Municipal Debt Funds median		3.90%	6.79%	3.48%	4.73%	4.60%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 5.00%; 5-year period, 2.27%; since inception, 3.10%; Class B—1-year period, 4.11%; 5-year period, 2.08%; since inception, 3.11%; Class C—1-year period, 8.56%; 5-year period, 2.71%; since inception, 3.36%; Class Y—1-year period, 10.13%; 5-year period, 3.47%; since inception, 3.88%; Class P—1-year period, 8.49%; 5-year period, 1.93%; 10-year period, 2.83%; since inception, 2.89%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—0.96% and 0.93%; Class B—1.74% and 1.68%; Class C—1.47% and 1.43%; Class Y—0.76% and 0.68%; and Class P—0.74% and 0.68%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—0.93%; Class B—1.68%; Class C—1.43%; Class Y—0.68%; and Class P—0.68%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, January 23, 2001 for Class A shares, February 23, 2001 for Class B shares, December 4, 2000 for Class C shares and February 23, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital US Municipal 3-15 Year Blend Index (formerly known as the Lehman Brothers US Municipal 3-15 Year Blend Index) is a total return performance benchmark for the tax-exempt bond market. The Index includes municipal bonds with an effective maturity between 2 and 17 years that have at least one year to maturity and are investment grade. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Weighted average duration	5.0	yrs.
Weighted average maturity	6.0	yrs.
Average coupon	5.25%
Net assets (mm)	$309.1
Number of holdings	154
Portfolio composition[1]	01/31/10
Municipal bonds and notes	99.3%
Tax-free money market fund	0.0	[2]
Other assets less liabilities	0.7
Total	100.0%
Top five sectors[1]	01/31/10
Revenue	44.6%
General obligations	24.0
Lease revenue/special revenue	20.4
Pre-refunded	4.6
Housing	2.2
Total	95.8%
Top five states or territories[1]	01/31/10
Texas	15.1%
California	10.7
Puerto Rico	7.1
Florida	7.0
Illinois	7.0
Total	46.9%
Quality diversification[1]	01/31/10
AAA and agency backed securities	34.9%
AA	25.9
A	21.9
BBB	9.6
Non-rated	7.0
Tax-free money market fund	0.0	[2]
Other assets less liabilities	0.7
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2010.

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—99.33%
Alabama—0.69%
Birmingham Waterworks Board Water Revenue Series A (Assured Guaranty Insured) 5.000%, due 01/01/24	$2,005,000	$2,138,633
Alaska—2.90%
Alaska Housing Finance Corp. General Housing Series C (NATL-RE Insured) 5.000%, due 12/01/13	1,110,000	1,228,059
Alaska Housing Finance Corp. Mortgage Series A-2 5.650%, due 12/01/10[1]	970,000	972,435
Alaska International Airports Revenue Refunding Series A (NATL-RE Insured) 5.500%, due 10/01/15[1]	3,500,000	3,734,115
North Slope Boro Series A (NATL-RE Insured) 5.000%, due 06/30/16	2,000,000	2,251,960
Northern Tobacco Securitization Corp. Alaska Tobacco Settlement Asset-Backed Bonds Series A 4.625%, due 06/01/23	790,000	777,368
		8,963,937
Arizona—1.24%
Arizona State Transportation Board Excise Tax Revenue Maricopa County Regional Area Road Fund 5.000%, due 07/01/15	2,000,000	2,284,720
San Manuel Entertainment Series 04-C 4.500%, due 12/01/16[2]	1,800,000	1,559,448
		3,844,168
Arkansas—0.00%
Springdale Residential Housing Mortgage Series A (FNMA Collateralized) 7.650%, due 09/01/11	811	831
California—10.70%
California State 5.000%, due 03/01/17	2,000,000	2,143,220
5.000%, due 08/01/19	3,000,000	3,113,550
5.250%, due 10/01/20	1,000,000	1,059,600
5.500%, due 04/01/21	3,000,000	3,201,840
California State Economic Recovery Refunding Series A 5.000%, due 07/01/20	3,000,000	3,235,950

Security description	Face amount	Value
Municipal bonds and notes—(continued)
California—(concluded)
California Statewide Communities Development Authority Pollution Control Revenue Refunding Southern California Edison Company Series A (Mandatory Put 04/01/13 @ 100) (XL Capital Insured) 4.100%, due 04/01/28	$1,000,000	$1,037,930
California Statewide Communities Development Authority Revenue Kaiser Permanente Series A 5.000%, due 04/01/19	3,000,000	3,174,630
California Statewide Communities Development Authority Revenue St. Joseph Series F (AGM Insured) 5.250%, due 07/01/18	1,500,000	1,642,440
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue Asset-Backed Senior Series A-1 4.500%, due 06/01/27	5,915,000	5,413,704
Sacramento Utility District Electric Revenue, White Rock Project (Escrowed to Maturity) 6.750%, due 03/01/10	100,000	100,501
6.800%, due 05/01/10	50,000	50,823
San Diego Public Facilities Financing Authority Sewer Revenue Senior Series A 5.000%, due 05/15/25	2,500,000	2,664,325
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue Asset-Backed Bonds Series A-1 4.750%, due 06/01/23	825,000	759,660
Tuolumne Wind Project Authority Revenue Tuolumne Co. Project Series A 5.250%, due 01/01/24	2,590,000	2,723,592
University of California Revenue Series Q 5.250%, due 05/15/23	2,500,000	2,768,625
		33,090,390
Delaware—0.57%
Delaware State Series 2009B 5.000%, due 01/01/17	1,500,000	1,753,590
District of Columbia—0.35%
Metropolitan Airport Authority System Refunding Series A (NATL-RE-FGIC Insured) 5.750%, due 10/01/14[1]	1,000,000	1,070,070

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Florida—6.98%
Citizens Property Insurance Corp. Refunding Senior Secured High Risk Account Series A (NATL-RE Insured) 5.000%, due 03/01/14	$2,000,000	$2,133,660
Citizens Property Insurance Corp. Senior Secured High Account Series A-1 5.500%, due 06/01/14	1,000,000	1,088,680
Florida Department of Children's & Family Services Certificates of Participation (Florida Civil Commitment Center) (NATL-RE Insured) 5.000%, due 04/01/14	1,065,000	1,190,127
Florida State Municipal Power Agency Revenue All Requirements Power Series A 5.250%, due 10/01/20	1,555,000	1,725,350
5.250%, due 10/01/21	2,000,000	2,173,920
Gainesville Utilities Systems Revenue Series B 6.500%, due 10/01/12	1,795,000	2,039,569
Miami-Dade County Water & Sewer Revenue Refunding Series C 5.250%, due 10/01/18	2,000,000	2,240,360
Miami-Dade County Water & Sewer Revenue Refunding Systems Series B (AGM Insured) 5.250%, due 10/01/18	2,500,000	2,794,350
Orlando & Orange County Expressway Authority Expressway Revenue Junior Lien (NATL-RE-IBC/FGIC Insured) 8.250%, due 07/01/16	2,595,000	3,336,288
Tampa Utilities Tax & Special Revenue Refunding Series B (AMBAC Insured) 5.750%, due 10/01/15	1,000,000	1,160,970
Tampa-Hillsborough County Expressway Authority Revenue (AMBAC Insured) 5.000%, due 07/01/14	1,535,000	1,700,519
		21,583,793
Georgia—2.30%
De Kalb County Water & Sewer Revenue Refunding Series B 5.250%, due 10/01/24	2,000,000	2,376,020
Fulton De Kalb Hospital Authority Hospital Revenue Refunding Certificates (AGM Insured) 5.250%, due 01/01/15	2,000,000	2,234,380

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Georgia—(concluded)
Gwinnett County Development Authority Certificates of Participation, Gwinnett County Public Schools Project (Pre-refunded with State and Local Government Securities to 01/01/14 @ 100) (NATL-RE Insured) 5.250%, due 01/01/20	$1,250,000	$1,435,613
Main Street Natural Gas, Inc. Gas Project Revenue Series B 5.000%, due 03/15/15	1,000,000	1,052,340
		7,098,353
Guam—0.33%
Guam Education Financing Foundation Certificates of Participation, Guam Public Schools Project Series A 5.000%, due 10/01/12	1,000,000	1,022,610
Hawaii—0.34%
Hawaii State Harbor Systems Revenue Series A (AGM Insured) 5.000%, due 01/01/13[1]	1,000,000	1,064,480
Idaho—0.17%
Idaho Housing & Finance Association Single-Family Mortgage Series G-2, Class III 5.950%, due 07/01/19[1]	425,000	443,861
Subseries D-3 5.150%, due 07/01/13[1]	95,000	96,923
		540,784
Illinois—6.95%
Chicago (Pre-refunded with State and Local Government Securities to 01/01/14 @ 100) Series A (AGM Insured) 5.000%, due 01/01/34	2,000,000	2,283,700
Cook County Forest Preservation District (AMBAC Insured) 5.000%, due 11/15/19	5,180,000	5,769,795
Illinois Development Finance Authority Revenue DePaul University Series C 5.500%, due 10/01/13	1,000,000	1,109,800
Illinois Development Finance Authority Revenue School District Program School District No. U-46 (AGM Insured) 5.150%, due 01/01/19	2,000,000	2,247,700

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Illinois—(concluded)
Illinois Educational Facilities Authority Revenue Evangelical Hospital Series A (Escrowed to Maturity) 6.750%, due 04/15/17	$660,000	$797,874
Illinois Health Facilities Authority Revenue University of Chicago Hospital & Health (NATL-RE Insured) 5.000%, due 08/15/12	2,000,000	2,163,300
Illinois Municipal Electric Agency Power Supply Refunding Series C (NATL-RE-FGIC Insured) 5.000%, due 02/01/16	1,200,000	1,333,152
Regional Transportation Authority Series A (AGM Insured) 5.750%, due 06/01/18	3,000,000	3,545,520
Springfield Electric Revenue Senior Lien Electric 5.000%, due 03/01/16	2,000,000	2,246,360
		21,497,201
Indiana—1.60%
Carmel Industry School Building Corp. First Mortgage (Pre-refunded with State and Local Government Securities to 07/15/13 @ 100) (NATL-RE Insured) 5.000%, due 07/15/20	1,800,000	2,042,280
Indiana State Finance Authority Environmental Facilities Revenue Refunding Industrial Power & Light Co. Series C 4.900%, due 01/01/16	1,500,000	1,579,410
Indiana University Revenues Student Fees Series S 5.000%, due 08/01/19	1,185,000	1,325,695
		4,947,385
Iowa—1.18%
Iowa Finance Authority Revenue Revolving Fund 5.250%, due 02/01/14	3,310,000	3,643,549
Kentucky—0.51%
Louisville & Jefferson County Regional Airport Authority Airport Systems Revenue Series A (AGM Insured) 5.750%, due 07/01/13[1]	1,505,000	1,581,559

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Louisiana—1.88%
Jefferson Parish Home Mortgage Authority Single-Family Mortgage Revenue Series A (GNMA/FNMA and FHA/VA/USDA Mortgages Insured) 5.125%, due 06/01/26[1]	$875,000	$899,281
Louisiana Public Facilities Authority Revenue Hurricane Recovery Project (AMBAC Insured) 5.000%, due 06/01/15	2,880,000	3,172,551
New Orleans Aviation Board Revenue New Orleans Aviation Series B2 Refunding (AGM Insured) 5.000%, due 01/01/12[1]	1,655,000	1,738,197
		5,810,029
Maryland—0.74%
Maryland State & Local Facilities Lien First Series 5.000%, due 08/01/15	2,000,000	2,293,240
Massachusetts—4.46%
Massachusetts Bay Transportation Authority Massachusetts Sales Tax Revenue Series A 5.000%, due 07/01/22	2,000,000	2,305,520
Series B 5.250%, due 07/01/21	6,000,000	7,077,540
Massachusetts Health & Educational Facilities Authority Revenue Massachusetts Institute of Technology Series M 5.250%, due 07/01/29	1,000,000	1,187,180
Massachusetts Health & Educational Facilities Authority Revenue Partners Healthcare Systems Series G-5 5.000%, due 07/01/19	1,000,000	1,066,950
Massachusetts State Development Finance Agency Solid Waste Disposal Revenue Waste Management Income Project 5.450%, due 06/01/14[1]	2,000,000	2,134,880
		13,772,070
Michigan—3.12%
Detroit Sewer Disposal Revenue Refunding Senior Lien Series C-1 6.500%, due 07/01/24	2,250,000	2,490,322
Detroit Sewer Disposal Revenue Second Lien Series D-2 (Mandatory Put 01/01/12 @ 100) (NATL-RE Insured) 5.500%, due 07/01/32[3]	2,000,000	2,078,220

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Michigan—(concluded)
Detroit Sewer Disposal Revenue Senior Lien Series A (AGM Insured) 5.250%, due 07/01/19	$2,500,000	$2,615,225
Michigan State Housing Development Authority Series A 4.550%, due 12/01/14[1]	2,395,000	2,475,520
		9,659,287
Minnesota—0.01%
Moorhead Residential Mortgage (Escrowed to Maturity) (FHA/VA Insured) 7.100%, due 08/01/11	15,000	16,100
Missouri—3.04%
Missouri State Health & Educational Facilities Authority Health Facilities Revenue St. Lukes Health Systems Series A (AGM Insured) 5.000%, due 11/15/16	2,000,000	2,164,820
5.000%, due 11/15/17	2,500,000	2,686,825
Missouri State Highways & Transit Commission State Road Revenue Second Lien 5.000%, due 05/01/16	2,000,000	2,320,460
Springfield Public Building Corp. Leasehold Revenue Springfield Branson Airport Series B (AMBAC Insured) 5.000%, due 07/01/13[1]	2,075,000	2,240,896
		9,413,001
Nevada—0.54%
Las Vegas Valley Water District Refunding & Improvement Series A 5.000%, due 02/01/17	1,500,000	1,680,930
New Jersey—0.67%
New Jersey Transportation Trust Fund Authority Transportation System Series B (AGC-ICC/FGIC Insured) 5.500%, due 12/15/20	1,500,000	1,709,895
Tobacco Settlement Financing Corp. Series 1-A 4.500%, due 06/01/23	380,000	354,266
		2,064,161
New York—5.60%
New York City Industrial Development Agency Special Facility Revenue Terminal One Group Association Project 5.000%, due 01/01/11[1]	4,000,000	4,099,760

Security description	Face amount	Value
Municipal bonds and notes—(continued)
New York—(concluded)
New York City Transitional Finance Authority Revenue Refunding Future Tax Secured Series A 5.500%, due 11/01/26[3]	$2,000,000	$2,154,120
New York State Dorm Authority Lease Revenue Series B (Mandatory Put 07/01/13 @ 100) (XL Capital Insured) 5.250%, due 07/01/32[3]	1,500,000	1,673,640
New York State Dorm Authority State Personal Income Tax Revenue Education Series D 5.000%, due 03/15/15	2,500,000	2,863,075
Port Authority of New York & New Jersey (NATL-RE-FGIC Insured) 5.000%, due 10/01/13[1]	6,000,000	6,526,260
		17,316,855
North Carolina—1.93%
Iredell County Certificates of Participation Iredell County School Project (AGM Insured) 5.250%, due 06/01/15	1,000,000	1,148,360
North Carolina Capital Facilities Finance Agency Revenue Duke University Project (Pre-refunded with State and Local Government Securities to 10/01/12 @ 100) Series A 5.125%, due 07/01/42	2,700,000	3,006,585
North Carolina State Refunding Series E 5.000%, due 02/01/13	1,610,000	1,807,756
		5,962,701
Ohio—2.78%
Cleveland Waterworks Revenue Refunding First Mortgage Series G (NATL-RE Insured) 5.500%, due 01/01/13	1,555,000	1,640,229
Franklin County Revenue Refunding Trinity Health Credit Series A 5.000%, due 06/01/11	1,180,000	1,243,024
Kent State University Revenue General Receipts Series B (Assured Guaranty Insured) 5.000%, due 05/01/21	3,000,000	3,249,300
Ohio Housing Finance Agency Mortgage Revenue Residential Series B-2 (GNMA Collateralized) 5.350%, due 09/01/18[1]	265,000	271,572

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Ohio—(concluded)
Ohio State Water Development Authority Water Pollution Control Revenue Loan Fund (Pre-refunded with State and Local Government Securities to 06/01/12 @ 100) 5.050%, due 12/01/21	$2,000,000	$2,199,640
		8,603,765
Oklahoma—0.36%
Oklahoma Department of Transportation Revenue Grant Anticipation Notes Series A 5.000%, due 09/01/13	1,000,000	1,121,310
Pennsylvania—2.92%
Allegheny County Sanitation Authority Sewer Revenue (Pre-refunded with US Government Securities and a Repurchase Agreement to 12/01/10 @ 101) (NATL-RE Insured) 5.750%, due 12/01/15	800,000	839,840
Lancaster Sewer Authority (Escrowed to Maturity) 6.000%, due 04/01/12	30,000	31,685
Pennsylvania Intergovernmental Cooperative Authority Special Tax Revenue Refunding Philadelphia Funding Program 5.000%, due 06/15/17	2,000,000	2,244,900
Pennsylvania State Higher Educational Facilties Authority Revenue University of Pennsylvania Series A 5.000%, due 09/01/17	1,150,000	1,329,779
Pennsylvania Third Series (AGM Insured) 5.000%, due 09/01/15	2,000,000	2,254,580
University of Pittsburgh of the Commonwealth System of Higher Education Capital Project Series B 5.500%, due 09/15/21	2,000,000	2,330,380
		9,031,164
Puerto Rico—7.06%
Puerto Rico Commonwealth Government Development Bank Senior Notes Series B 5.000%, due 12/01/14	1,500,000	1,580,910
Series C 5.250%, due 01/01/15[1]	1,000,000	1,041,710

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Puerto Rico—(concluded)
Puerto Rico Commonwealth Highway & Transportation Authority Highway Revenue Refunding Series CC 5.000%, due 07/01/13	$1,070,000	$1,140,374
Puerto Rico Commonwealth Highway & Transportation Authority Transportation Revenue (Assured Guaranty AGM) 5.500%, due 07/01/25	2,000,000	2,151,240
Puerto Rico Commonwealth Refunding Public Improvement Series A 5.000%, due 07/01/13	1,000,000	1,065,770
Puerto Rico Commonwealth Refunding Series A (Mandatory Put 07/01/12 @ 100) 5.000%, due 07/01/30[3]	1,000,000	1,027,260
Puerto Rico Public Buildings Authority Revenue Guaranteed Refunding Government Facilities Series J (Mandatory Put 07/01/12 @ 100) (Commonwealth GTD) 5.000%, due 07/01/28[3]	3,000,000	3,081,780
Series M (Commonwealth GTD) 5.750%, due 07/01/16	2,000,000	2,124,280
Puerto Rico Public Finance Corp. Refunding Commonwealth Appropriations Series A (Mandatory Put 02/01/12 @ 100) (Government Development Bank for Puerto Rico Insured) 5.750%, due 08/01/27[3]	4,250,000	4,377,670
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue First Sub- Series A 5.500%, due 08/01/23	4,000,000	4,224,200
		21,815,194
South Carolina—0.74%
Richland County School District No. 002 Series A (SCSDE Insured) 5.000%, due 02/01/21	2,000,000	2,272,540
South Dakota—0.81%
South Dakota Health & Educational Facilities Authority Revenue Refunding Prairie Lakes Health Care (ACA/CBI Insured) 5.450%, due 04/01/13	2,485,000	2,492,654

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Tennessee—2.25%
Clarksville Natural Gas Acquisition Corp. Gas Revenue 5.000%, due 12/15/14	$2,000,000	$2,120,760
Metropolitan Government Nashville & Davidson County Water Sewer Revenue Cab Converter Refunding (NATL-RE-FGIC/TCRs) 7.700%, due 01/01/12	4,455,000	4,835,145
		6,955,905
Texas—15.12%
Aldine Independent School District School Building (PSF-GTD) 5.000%, due 02/15/19	1,435,000	1,619,943
Cypress-Fairbanks Independent School District Refunding (PSF-GTD) 5.000%, due 02/15/22	2,000,000	2,188,580
Cypress-Fairbanks Independent School District Schoolhouse (PSF-GTD) 5.000%, due 02/15/18	2,500,000	2,843,900
Dallas-Fort Worth International Airport Revenue Refunding & Improvement Series A (NATL-RE-FGIC Insured) 5.750%, due 11/01/13[1]	2,000,000	2,136,500
Dickinson Independent School District Refunding Schoolhouse (PSF-GTD) 5.000%, due 02/15/23	1,920,000	2,041,862
Fort Worth Independent School District (PSF-GTD) 5.000%, due 02/15/15	2,000,000	2,314,600
Harris County Flood Control District Refunding Contract Series A 5.250%, due 10/01/18	2,000,000	2,337,140
Harris County Hospital District Revenue Refunding Senior Lien Series A (NATL-RE Insured) 5.000%, due 02/15/18	1,675,000	1,766,924
Houston Texas Airport Systems Revenue (Escrowed to Maturity) 7.600%, due 07/01/10	45,000	46,240
Houston Utilities Systems Revenue Refunding Combined First Lien Series A (AGM Insured) 5.250%, due 11/15/17	2,500,000	2,855,400
Katy Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/15/14	2,000,000	2,222,080

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Texas—(concluded)
Keller Independent School District Refunding (PSF-GTD) 5.000%, due 08/15/16	$1,500,000	$1,709,925
Lower Colorado River Authority Refunding LCRA Transmission Services (BHAC Insured) 5.000%, due 05/15/20	1,765,000	1,939,947
North East Independent School District School Building Series A (PSF-GTD) 5.000%, due 08/01/21	2,000,000	2,240,920
North Texas Health Facilities Development Corp. Hospital Revenue United Regional Health Care Systems (AGM Insured) 5.000%, due 09/01/21	1,450,000	1,471,605
5.000%, due 09/01/22	1,400,000	1,414,644
Pasadena Independent School District Refunding (PSF-GTD) 5.000%, due 02/15/19	2,000,000	2,282,300
Round Rock Independent School District (PSF-GTD) 5.000%, due 08/01/16	2,750,000	3,198,250
San Antonio Electric & Gas Refunding Series A 5.000%, due 02/01/17	1,295,000	1,489,664
Schertz-Cibolo-Universal City Independent School District School Building Series A (PSF-GTD) 5.000%, due 02/01/14	1,500,000	1,716,120
Texas Municipal Power Agency Revenue (Escrowed to Maturity) (NATL-RE Insured) 6.100%, due 09/01/13[4]	25,000	23,702
Texas Water Development Board Revenue State Revolving Fund Subseries A-1 5.000%, due 07/15/24	1,885,000	2,098,853
Tyler Independent School District School Building 5.000%, due 02/15/18	2,165,000	2,458,336
University of Texas Revenue Refunding Financing Systems Series D 5.000%, due 08/15/17	2,000,000	2,312,420
		46,729,855
Utah—0.58%
Riverton Hospital Revenue IHC Health Services, Inc. 5.000%, due 08/15/15	1,200,000	1,340,112

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Municipal bonds and notes—(continued)
Utah—(concluded)
Utah State Housing Finance Agency Single-Family Mortgage Series G-3, Class III 5.700%, due 07/01/15[1]	$425,000	$438,927
		1,779,039
Virginia—1.42%
Fairfax County Economic Development Authority Resource Recovery Revenue Refunding Series A (AMBAC Insured) 6.100%, due 02/01/11[1]	2,000,000	2,089,900
Virginia College Building Authority Educational Facilities Revenue 21st Century College & Equipment (Pre-refunded with State and Local Government Securities to 02/01/14 @ 100) Series A 5.000%, due 02/01/21	2,000,000	2,298,560
		4,388,460
Washington—6.15%
Energy Northwest Electric Revenue Columbia Station Series A 5.000%, due 07/01/23	2,500,000	2,704,975
Energy Northwest Electric Revenue Refunding Columbia Station Series A 5.000%, due 07/01/21	2,000,000	2,186,200
Energy Northwest Electric Revenue Refunding Project 1 Series A 5.000%, due 07/01/16	1,515,000	1,747,144
Energy Northwest Electric Revenue Refunding Project 3 Series A 5.500%, due 07/01/13	1,000,000	1,144,830
Washington Health Care Facilities Authority Overlake Hospital Medical Center Series A (Assured Guaranty Insured) 5.000%, due 07/01/16	1,000,000	1,052,260

Security description	Face amount	Value
Municipal bonds and notes—(concluded)
Washington—(concluded)
Washington State Public Power Supply Systems Nuclear Project No. 1 Revenue Refunding Series B 7.125%, due 07/01/16	$3,000,000	$3,767,760
Washington State Series 93-A (Escrowed to Maturity) 5.750%, due 10/01/12	10,000	10,778
Series A-Various Purpose 5.000%, due 07/01/17	2,130,000	2,442,961
5.000%, due 07/01/20	2,625,000	2,936,404
Washington State Unrefunded Balance Series 93-A (AGM Insured) 5.750%, due 10/01/12	940,000	1,004,681
		18,997,993
Wyoming—0.34%
Sweetwater County Improvement Projects Joint Powers Board Lease Revenue Bonds (NATL-RE Insured) 5.000%, due 06/15/13	1,000,000	1,043,420
Total municipal bonds and notes (cost—$296,960,911)		307,061,006
	Number of shares
Tax-free money market fund—0.04%
State Street Global Advisors Tax Free Money Market Fund (cost—$107,526)	107,526	107,526
Total investments (cost—$297,068,437)— 99.37%		307,168,532
Other assets in excess of liabilities—0.63%		1,958,435
Net assets—100.00%		$309,126,967

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $297,068,437; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$11,508,877
Gross unrealized depreciation	(1,408,782)
Net unrealized appreciation	$10,100,095

UBS PACE Select Advisors Trust

UBS PACE Municipal Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

1  Security subject to Alternative Minimum Tax.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.50% of net assets as of January 31, 2010, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Floating rate security. The interest rate shown is the current rate as of January 31, 2010.

4  Zero coupon bond; interest rate represents annualized yield at date of purchase.

ACA  American Capital Access

AGC  Associated General Contractors

AGM  Assured Guaranty Municipal Corporation

AMBAC  American Municipal Bond Assurance Corporation

BHAC  Berkshire Hathaway Assurance Corporation

CBI  Certificates of Bond Insurance

FGIC  Financial Guaranty Insurance Company

FHA  Federal Housing Administration

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

GTD  Guaranteed

IBC  Insured Bond Certificate

ICC  International Code Council

NATL-RE  National Reinsurance

PSF  Permanent School Fund

SCSDE  South Carolina School District Enhancement

TCRs  Transferable Custodial Receipts

USDA  United States Department of Agriculture

VA  Veterans Administration

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Municipal bonds and notes	$—	$307,061,006	$—	$307,061,006
Tax-free money market fund	—	107,526	—	107,526
Total	$—	$307,168,532	$—	$307,168,532

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 3.36%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 2.59%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the Barclays Capital Global Aggregate ex US Index (the "benchmark") returned 3.14%, and the Lipper International Income Funds category posted a return of 3.50%. In September 2009, Lipper changed the Portfolio's peer group classification from the Lipper Global Income Funds category to the Lipper International Income Funds category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 71. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio performed largely in line with its benchmark during the reporting period. Over the six months ended January 31, 2010, we had a preference for economies with strong economic fundamentals, such as Norway, Denmark, Australia and Sweden. Australia was the best performing bond market, in local currency terms, and our overweight duration position in Australia added to returns. (Duration measures a portfolio's sensitivity to interest rate changes.) Overweights to euro and Swedish bonds were also positives for relative performance, as was an underweight to Japan. However, being short duration in the UK and US detracted from results.

Overweight positions in the Norwegian krone, a basket of Asian currencies and the Russian ruble helped relative Portfolio performance over the period. An overweight in the Australian dollar versus the Canadian dollar also added to relative performance, as did an underweight to the British pound. In contrast, underweights to the Japanese yen and Swiss franc detracted from relative returns.

The financial markets continued to grapple with both concerns about the scale of government bond issuance as well as ongoing concerns about the sustainability of the economic recovery. The steep yield curve created a favorable environment for government bonds. Against this backdrop, the overall duration of the Portfolio was

UBS PACE Select Advisors Trust – UBS PACE Global Fixed Income Investments

Investment Sub-Advisor:

Rogge Global Partners plc ("Rogge Global Partners")

Portfolio Managers:

Olaf Rogge, John Graham, Richard Bell, Adrian James, Malie Conway and Richard Gray

Objective:

High total return

Investment process:

Rogge Global Partners seeks to invest the Portfolio assets in fixed income securities of financially healthy issuers, because it believes that these investments produce the highest bond and currency returns over time. In deciding which fixed income securities to buy for the Portfolio, Rogge Global Partners uses a top-down analysis to find value across countries and to forecast interest and currency-exchange rates over a one-year horizon in those countries. Rogge Global Partners also uses an optimization model to help determine country, currency and duration positions for the Portfolio. Rogge Global Partners generally sells securities that no longer meet these selection criteria or when it identifies more attractive investment opportunities, and may also sell securities to adjust the average duration of the Portfolio assets it manages.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Sub-Advisor's comments – concluded

extended versus the benchmark. This benefited performance; as bond yields declined in the market, the value of the bonds held by the Portfolio rose. The longer the duration of a portfolio, the more sensitive it is to changes in interest rates.

During the reporting period, evidence of an economic recovery, positive corporate news and continued strong demand supported investment grade corporate bonds. The Portfolio's overweight position in investment grade bonds, particularly in the financial sector, contributed to relative returns over the period. However, a focus on higher credit quality issuers subtracted from returns. Elsewhere, overweights to US and UK inflation-linked bonds contributed to relative performance.

Finally, the Portfolio's small position in emerging markets debt helped returns, supported by a rally in riskier assets during much of the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking high total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The yield and value of the Portfolio change every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging markets than in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	3.15%	15.78%	4.04%	N/A	6.60%
maximum sales charge	Class B3	2.75%	14.87%	3.26%	N/A	5.69%[7]
or UBS PACE Select	Class C4	2.90%	15.22%	3.53%	N/A	6.13%
program fee	Class Y5	3.34%	16.21%	4.39%	N/A	6.65%
	Class P6	3.36%	16.06%	4.29%	6.21%	5.41%
After deducting	Class A2	(1.50)%	10.53%	3.09%	N/A	6.06%
maximum sales charge	Class B3	(2.17)%	9.87%	2.93%	N/A	5.69%[7]
or UBS PACE Select	Class C4	2.16%	14.47%	3.53%	N/A	6.13%
program fee	Class P6	2.59%	14.34%	2.74%	4.63%	3.84%
Barclays Capital Global Aggregate ex US Index[8]		3.14%	12.59%	4.62%	6.75%	5.62%
Lipper International Income Funds median[9]		3.50%	13.29%	4.13%	6.30%	5.59%
Lipper Global Income Funds median[9]		4.75%	14.94%	4.42%	6.27%	5.88%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 4.87%; 5-year period, 2.88%; since inception, 6.16%; Class B—1-year period, 4.00%; 5-year period, 2.70%; since inception, 5.78%; Class C—1-year period, 8.57%; 5-year period, 3.32%; since inception, 6.23%; Class Y—1-year period, 10.25%; 5-year period, 4.17%; since inception, 6.74%; Class P—1-year period, 8.49%; 5-year period, 2.53%; 10-year period, 4.24%; since inception, 3.89%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.32% and 1.25%; Class B—2.10% and 2.00%; Class C—1.80% and 1.75%; Class Y—0.94% and 0.89%; and Class P—1.17% and 1.00%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2010 to the extent necessary to reflect the lower sub-advisory fee paid by UBS Global AM to Rogge Global Partners. The Portfolio and UBS Global AM also entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.25%; Class B—2.00%; Class C—1.75%; Class Y—1.00%; and Class P—1.00%. The Portfolio has agreed agreed to repay UBS Global AM for any waived fees/reimbursed expenses under the preceding sentence to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, February 5, 2001 for Class B shares, December 1, 2000 for Class C shares and January 16, 2001 for Class Y shares. Since inception returns for the Indices and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Barclays Capital Global Aggregate ex US Index (formerly known as the Lehman Brothers Global Aggregate ex US Index) provides a broad-based measure of the global investment-grade fixed income markets excluding the US market. The two major components of this Index are the Pan-European Aggregate and the Asian-Pacific Aggregate Indices. The Index also includes Eurodollar and Euro-Yen corporate bonds, Canadian government, agency and corporate securities. Investors should note that indices do not reflect the deduction of fees and expenses.

9  On September 18, 2009, Lipper changed the peer group classification for UBS PACE Global Fixed Income Investments from the Lipper Global Income Funds category to the Lipper International Income Funds category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Weighted average duration	6.63	yrs.
Weighted average maturity	8.05	yrs.
Average coupon	3.78%
Net assets (mm)	$507.6
Number of holdings	114
Portfolio composition[1]	01/31/10
Long-term global debt securities	89.5%
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	10.4
Total	100.0%
Quality diversification[1]	01/31/10
US government and agency securities	2.4%
AAA	26.1
AA	11.3
A	15.6
BBB	11.2
BB	6.9
Non-rated	16.0
Futures and forward foreign currency contracts	0.1
Cash equivalents and other assets less liabilities	10.4
Total	100.0%
Top five countries of origin[1]	01/31/10
Germany	16.7%
Japan	15.7
United Kingdom	15.1
United States	10.5
France	7.1
Total	65.1%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Long-term global debt securities—89.47%
Australia—0.38%
Australia & New Zealand Banking Group Ltd. 4.450%, due 02/05/15[2]	EUR	450,000	$623,934
BHP Billiton Finance 4.125%, due 05/05/11	EUR	900,000	1,286,308
			1,910,242
Brazil—0.47%
Federal Republic of Brazil 8.000%, due 01/15/18	USD	933,333	1,064,000
11.000%, due 08/17/40	USD	1,000,000	1,319,000
			2,383,000
Canada—3.11%
Canadian Government Bond 3.750%, due 06/01/19		10,040,000	9,702,438
Toronto-Dominion Bank 5.375%, due 05/14/15	EUR	4,000,000	6,100,591
			15,803,029
Cayman Islands—0.13%
Pacific Life Funding LLC 5.125%, due 01/20/15	GBP	400,000	643,350
Denmark—4.89%
Kingdom of Denmark 4.000%, due 11/15/15		11,760,000	2,318,706
4.000%, due 11/15/17		91,800,000	17,930,562
5.000%, due 11/15/13		14,180,000	2,900,807
Nykredit A/S 4.000%, due 01/01/12		8,613,000	1,648,037
			24,798,112
France—7.10%
BNP Paribas 3.125%, due 12/06/15[2]		750,000	1,045,933
Caisse d'Amortissement de la Dette Sociale 3.625%, due 04/25/15		11,600,000	16,813,736
Credit Agricole (London) 5.971%, due 01/02/18		3,000,000	4,683,665
Electricite De France 5.375%, due 05/29/20		1,000,000	1,533,865
Republic of France 4.000%, due 04/25/55		1,250,000	1,693,366
5.750%, due 10/25/32		2,520,000	4,337,738
Societe Financement de I' Economic Francaise 3.500%, due 11/24/11		600,000	864,502
Societe Generale 5.250%, due 03/28/13		2,750,000	4,120,026
6.125%, due 08/20/18		600,000	947,035
			36,039,866

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Germany—16.70%
Bayerische Landesbank 4.000%, due 01/16/12		7,340,000	$10,639,281
Bundesobligation, Series 151 4.250%, due 10/12/12		4,050,000	6,035,235
Series 155 2.500%, due 10/10/14		8,360,000	11,754,915
Bundesrepublik Deutschland, 5.250%, due 01/04/11		3,500,000	5,056,659
Series 09 3.750%, due 01/04/19		9,890,000	14,379,451
Series 98 5.625%, due 01/04/28		1,950,000	3,293,290
Daimler AG 4.125%, due 01/19/17		1,100,000	1,520,587
DEFPA Deutsche Pfandbriefbank AG 4.000%, due 03/15/13		6,605,000	9,593,657
Deutsche Bank AG 3.625%, due 03/09/17[2]		3,400,000	4,730,799
4.500%, due 03/07/11		1,700,000	2,435,588
Deutsche Genossenschafts- Hypothekenbank 4.000%, due 10/31/16		4,050,000	5,938,478
Kreditanstalt Fuer Wiederaufbau 5.250%, due 07/04/12		4,100,000	6,147,655
NRW Bank 3.875%, due 01/27/20		2,300,000	3,248,253
			84,773,848
Italy—1.01%
Intesa Sanpaolo SpA 3.875%, due 04/01/15		3,600,000	5,113,466
Japan—15.72%
Bank of Tokyo- Mitsubishi UFJ 3.500%, due 12/16/15[2]	EUR	2,300,000	3,178,568
3.850%, due 01/22/15[3]	USD	1,900,000	1,927,647
Development Bank of Japan 1.750%, due 03/17/17		130,000,000	1,516,666
2.300%, due 03/19/26		500,000,000	5,720,661
Government of Japan 1.700%, due 12/20/16		1,755,000,000	20,595,668
1.700%, due 03/20/17		360,600,000	4,228,086
2.000%, due 03/20/16		2,906,000,000	34,731,376
2.200%, due 09/20/26		159,700,000	1,832,721
2.300%, due 12/20/36		380,000,000	4,239,872
Japan Finance Corp. Municipal Enterprises 1.900%, due 06/22/18		40,000,000	468,950
Sumitomo Mitsui Banking 4.375%, due 10/15/15[4,5]	EUR	1,050,000	1,324,800
			79,765,015

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Luxembourg—2.17%
European Investment Bank 1.400%, due 06/20/17	JPY	42,000,000	$477,278
6.000%, due 12/07/28	GBP	3,200,000	5,982,205
Gaz Capital SA 8.125%, due 02/04/15		2,000,000	3,112,691
John Deere Bank SA 6.000%, due 06/23/11		1,000,000	1,456,973
			11,029,147
Mexico—0.40%
Petroleos Mexicanos 5.500%, due 01/09/17	EUR	350,000	493,233
United Mexican States 5.500%, due 02/17/20	EUR	300,000	431,548
7.500%, due 03/08/10	EUR	800,000	1,114,745
			2,039,526
Netherlands—3.72%
Bank Nederlandse Gemeenten 3.750%, due 12/16/13		200,000	290,347
4.375%, due 01/19/15	GBP	660,000	1,088,593
Deutsche Telekom International Finance 8.125%, due 05/29/12		1,805,000	2,824,274
ENBW International Finance BV 4.875%, due 01/16/25		1,580,000	2,291,168
Generali Finance BV 6.214%, due 06/16/16[4,5]	GBP	550,000	791,258
Government of the Netherlands 5.500%, due 01/15/28		1,830,500	3,024,316
ING Bank N.V. 6.125%, due 05/29/23[2]		800,000	1,173,200
RWE Finance BV 5.125%, due 07/23/18		3,400,000	5,171,444
Urenco Finance N.V. 5.375%, due 05/22/15		1,500,000	2,246,798
			18,901,398
Norway—0.57%
DnB NOR Boligkreditt 3.375%, due 01/20/17	EUR	2,100,000	2,893,858
Peru—0.42%
Republic of Peru 6.550%, due 03/14/37	USD	550,000	552,750
7.350%, due 07/21/25	USD	400,000	447,000
8.750%, due 11/21/33	USD	900,000	1,138,500
			2,138,250
Philippines—0.16%
Republic of Philippines 6.375%, due 10/23/34	USD	850,000	801,125

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
Russia—1.01%
Gaz Capital (Gazprom) 4.560%, due 12/09/12	EUR	3,200,000	$4,525,533
8.625%, due 04/28/34	USD	100,000	111,250
Russian Ministry of Finance 3.000%, due 05/14/11	USD	500,000	501,250
			5,138,033
Singapore—0.96%
DBS Bank Ltd. 5.000%, due 11/15/19[2,3]	USD	1,250,000	1,276,112
Oversea-Chinese Banking Corp., Ltd. 4.250%, due 11/18/19[2]	USD	2,300,000	2,268,902
United Overseas Bank Ltd. 5.375%, due 09/03/19[2,3]	USD	1,300,000	1,346,150
			4,891,164
Spain—1.42%
Santander International Debt SA 5.625%, due 02/14/12		1,100,000	1,631,327
Santander Issuances 4.500%, due 09/30/19[2]		1,600,000	2,259,885
Telefonica Emisiones SAU 6.221%, due 07/03/17	USD	3,000,000	3,340,581
			7,231,793
Sweden—2.65%
Government of Sweden 4.250%, due 03/12/19		14,830,000	2,172,872
Nordea Bank AB 4.000%, due 09/30/16[2]	EUR	1,900,000	2,666,126
Nordea Hypotek AB 3.500%, due 01/18/17	EUR	2,100,000	2,919,865
Skandinaviska Enskilda 4.500%, due 04/25/13	EUR	3,880,000	5,691,963
			13,450,826
Switzerland—0.88%
Credit Suisse London 5.125%, due 09/18/17	EUR	3,000,000	4,445,533
United Kingdom—15.10%
Abbey National Treasury Services PLC 3.625%, due 10/14/16	EUR	2,000,000	2,766,495
3.875%, due 11/10/14[3]	USD	2,700,000	2,737,128
Anglian Water Services Finance 6.250%, due 06/27/16	EUR	900,000	1,409,920
Aviva PLC 5.250%, due 10/02/23[2]	EUR	1,500,000	2,079,749
Barclays Bank PLC 4.250%, due 10/24/11	EUR	360,000	522,844
4.500%, due 03/04/19[2]	EUR	2,200,000	3,102,787
Diageo Finance PLC 6.625%, due 12/05/14	EUR	3,100,000	4,959,529

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Long-term global debt securities—(continued)
United Kingdom—(concluded)
HSBC Holdings PLC 3.625%, due 06/29/20[2]	EUR	1,050,000	$1,442,033
6.250%, due 03/19/18	EUR	4,000,000	6,334,410
Lloyds TSB Bank PLC 5.625%, due 03/05/18[2]	EUR	1,800,000	2,450,736
National Grid Gas PLC 5.125%, due 05/14/13	EUR	1,700,000	2,530,544
Network Rail Infrastructure Finance 4.875%, due 11/27/15		705,000	1,205,012
Royal Bank of Scotland Group PLC 5.250%, due 05/15/13	EUR	1,350,000	1,956,311
Royal Bank of Scotland PLC 4.875%, due 08/25/14[3]		3,000,000	3,078,423
Scottish & Southern Energy 6.125%, due 07/29/13	EUR	900,000	1,374,537
Standard Chartered Bank 3.625%, due 02/03/17[2]	EUR	1,400,000	1,935,900
United Kingdom Treasury Bonds 4.250%, due 12/07/55		2,920,000	4,640,085
4.500%, due 03/07/19		14,000,000	23,369,289
United Kingdom Treasury Inflation Linked Bonds 1.220%, due 11/22/17		3,018,546	5,035,333
1.875%, due 11/22/22		2,106,220	3,697,650
			76,628,715
United States—10.50%
Bank of America Corp. 5.750%, due 12/01/17		5,000,000	5,099,295
Citigroup, Inc. 6.000%, due 08/15/17		1,800,000	1,815,064
IBM Corp. 5.700%, due 09/14/17		3,000,000	3,331,260
Inter-American Development Bank 5.125%, due 09/13/16		7,000,000	7,743,428
JPMorgan Chase Bank N.A. 6.000%, due 10/01/17		4,850,000	5,204,409

Security description	Face amount[1]		Value
Long-term global debt securities—(concluded)
United States—(concluded)
Pfizer, Inc. 5.750%, due 06/03/21	EUR	3,900,000	$6,187,318
Philip Morris International, Inc. 5.650%, due 05/16/18		1,200,000	1,279,098
6.875%, due 03/17/14		1,800,000	2,075,278
Procter & Gamble Co. 4.875%, due 05/11/27	EUR	1,610,000	2,304,285
Roche Holdings, Inc. 6.500%, due 03/04/21	EUR	2,900,000	4,863,147
US Treasury Inflation Index Notes (TIPS) 1.375%, due 07/15/18		9,530,210	9,716,345
US Treasury Notes 3.375%, due 11/15/19		2,690,000	2,638,298
Vodafone Group PLC 5.625%, due 02/27/17		980,000	1,051,650
			53,308,875
Total long-term global debt securities (cost—$431,775,102)			454,128,171
Repurchase agreement—1.87%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $9,677,694 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$9,673,764); proceeds: $9,484,008 (cost—$9,484,000)		9,484,000	9,484,000
Total investments (cost—$441,259,102)— 91.34%			463,612,171
Other assets in excess of liabilities—8.66%			43,939,576
Net assets—100.00%			$507,551,747

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $441,259,102; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$32,310,006
Gross unrealized depreciation	(9,956,937)
Net unrealized appreciation	$22,353,069

  Note: The portfolio of investments is listed by the issuer's country of origin.

1  In local currency unless otherwise indicated.

2  Floating rate security. The interest rate shown is the current rate as of January 31, 2010.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.04% of net assets as of January 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

4  Variable rate security. The interest rates shown are the current rates as of January 31, 2010, and reset periodically.

5  Perpetual bond security. The maturity date reflects the next call date.

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

USD  United States Dollar

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$3,705,975	$47,512	$3,753,487	$—	$10

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
270	AUD	Australian Bond 10 Year Futures	March 2010	$24,542,204	$24,931,220	$389,016
79	CAD	Canada Government Bond 10 Year Futures	March 2010	8,860,330	8,929,632	69,302
444	EUR	Euro Bund 10 Year Futures	March 2010	75,824,169	75,964,424	140,255
15	JPY	Japan Government Bond 10 Year Futures	March 2010	23,153,838	23,176,988	23,150
				132,380,541	133,002,264	621,723
		Sale contracts		Proceeds
18	EUR	Euro BOBL 5 Year Futures	March 2010	$2,909,353	$2,926,880	$(17,527)
79	GBP	United Kingdom Long Gilt 10 Year Futures	March 2010	14,660,840	14,612,571	48,269
118	USD	US Treasury Bond 20 Year Futures	March 2010	14,270,360	14,019,875	250,485
202	USD	US Treasury Note 5 Year Futures	March 2010	23,554,639	23,525,109	29,530
583	USD	US Treasury Note 10 Year Futures	March 2010	69,013,954	68,885,094	128,860
				124,409,146	123,969,529	439,617
						$1,061,340

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

JPY  Japanese Yen

USD  United States Dollar

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	33,911,149	EUR	20,671,984	03/17/10	$(1,204,218)
Australian Dollar	800,450	USD	719,336	03/17/10	14,443
Canadian Dollar	3,794,387	GBP	2,198,663	03/17/10	(34,991)
Canadian Dollar	6,890,664	NOK	37,004,932	03/17/10	(209,113)
Canadian Dollar	10,472,477	USD	9,892,761	03/17/10	99,090
Canadian Dollar	212,870	USD	200,628	03/17/10	1,555
Danish Krone	61,492,797	GBP	7,478,646	03/17/10	505,701
Danish Krone	9,154,651	SEK	12,816,511	03/17/10	30,818
Danish Krone	175,247,172	USD	35,434,609	03/17/10	2,817,341
Euro	4,805,445	CAD	7,508,268	03/17/10	359,558
Euro	7,680,000	CHF	11,292,902	03/17/10	2,064
Euro	6,271,539	DKK	46,712,302	03/17/10	(396)
Euro	1,190,000	GBP	1,036,014	03/17/10	5,785
Euro	47,787,976	JPY	6,297,666,729	03/17/10	3,528,181
Euro	2,794,378	JPY	368,299,061	03/17/10	206,820
Euro	2,461,075	NOK	20,959,624	03/17/10	119,543
Euro	13,624,000	USD	19,289,554	03/17/10	401,895
Euro	3,756,350	USD	5,478,651	03/17/10	271,027
Euro	1,715,000	USD	2,464,994	03/17/10	87,400
Euro	122,000	USD	175,288	03/17/10	6,153
Great Britain Pound	13,520,940	AUD	24,480,473	03/17/10	(48,368)
Great Britain Pound	3,519,773	EUR	3,875,548	03/17/10	(251,702)
Great Britain Pound	632,645	JPY	92,998,801	03/17/10	19,479
Great Britain Pound	14,942,000	USD	24,246,383	03/17/10	369,156
Great Britain Pound	65,000	USD	106,221	03/17/10	2,351
Japanese Yen	985,845,066	AUD	12,185,971	03/17/10	(192,098)
Japanese Yen	2,271,658,632	USD	25,504,804	03/17/10	334,470
Japanese Yen	15,149,115	USD	168,818	03/17/10	963
Norwegian Krone	22,232,312	EUR	2,690,000	03/17/10	(16,606)
Norwegian Krone	6,466,958	GBP	687,083	03/17/10	8,345
Norwegian Krone	34,345,552	SEK	41,695,500	03/17/10	(143,414)
Norwegian Krone	415,034	USD	71,489	03/17/10	1,560
Swedish Krona	29,824,746	EUR	2,862,260	03/17/10	(68,635)
Swedish Krona	107,343,838	USD	15,512,115	03/17/10	983,290
Swiss Franc	13,202,471	EUR	8,772,406	03/17/10	(288,334)
United States Dollar	1,513,741	AUD	1,681,000	03/17/10	(33,417)
United States Dollar	610,368	AUD	675,231	03/17/10	(15,746)

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	17,298,694	AUD	19,114,579	03/17/10	$(465,998)
United States Dollar	405,625	BRL	750,000	10/20/10	(28,581)
United States Dollar	3,566,017	BRL	6,590,000	10/20/10	(253,062)
United States Dollar	23,653,012	CAD	25,058,496	03/17/10	(218,760)
United States Dollar	591,555	CAD	630,000	03/17/10	(2,391)
United States Dollar	4,570,329	CNY	30,400,000	10/20/10	(100,145)
United States Dollar	2,453,526	CNY	16,300,000	10/20/10	(56,684)
United States Dollar	1,664,045	DKK	8,464,165	03/17/10	(88,682)
United States Dollar	62,018,373	EUR	42,046,355	03/17/10	(3,727,327)
United States Dollar	8,841,049	EUR	6,017,000	03/17/10	(499,370)
United States Dollar	2,176,286	EUR	1,502,061	03/17/10	(93,901)
United States Dollar	26,536,663	EUR	17,980,000	03/17/10	(1,610,055)
United States Dollar	5,219,183	EUR	3,540,157	03/17/10	(311,279)
United States Dollar	16,806,930	GBP	10,304,678	03/17/10	(340,115)
United States Dollar	2,109,660	GBP	1,299,000	03/17/10	(33,866)
United States Dollar	81,955	GBP	50,329	03/17/10	(1,530)
United States Dollar	3,365,893	INR	165,400,000	06/10/10	177,864
United States Dollar	2,338,876	JPY	208,264,140	03/17/10	(31,277)
United States Dollar	875,035	JPY	77,453,000	03/17/10	(16,843)
United States Dollar	2,881,472	KRW	3,570,000,000	06/10/10	180,270
United States Dollar	426,530	KRW	500,000,000	10/20/10	910
United States Dollar	7,236,387	KRW	8,472,000,000	10/20/10	6,164
United States Dollar	3,228,836	MXN	44,700,000	06/10/10	136,744
United States Dollar	1,465,631	MYR	5,000,000	10/20/10	(16,607)
United States Dollar	15,251,981	NOK	86,730,387	03/17/10	(638,893)
United States Dollar	3,647,819	RUB	112,900,000	10/20/10	(68,831)
United States Dollar	13,706,505	SEK	99,714,825	03/17/10	(210,255)
United States Dollar	1,376,378	SGD	1,910,000	10/20/10	(20,416)
					$(662,966)

Currency type abbrevations:

AUD  Australian Dollar

BRL  Brazilian Real

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

DKK  Danish Krone

EUR  Euro

GBP  Great Britain Pound

INR  Indian Rupee

JPY  Japanese Yen

KRW  South Korean Won

MXN  Mexican Peso

MYR  Malaysian Ringgit

NOK  Norwegian Krone

RUB  Russian Ruble

SEK  Swedish Krona

SGD  Singapore Dollar

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Global Fixed Income Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Long-term global debt securities	$—	$454,128,171	$—	$454,128,171
Repurchase agreement	—	9,484,000	—	9,484,000
Other financial instruments, net[6]	1,061,340	(662,966)	—	398,374
Total	$1,061,340	$462,949,205	$—	$464,010,545

6  Other financial instruments include open futures contracts and forward foreign currency contracts.

Investments by type of issuer

	Percentage of total investments
	Long-term	Short-term
Government and other public issuers	53.12%	—
Repurchase agreement	—	2.05%
Banks and other financial institutions	33.79	—
Industrial	11.04	—
	97.95%	2.05%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 17.01%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 16.13%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the Merrill Lynch Global High Yield Index (hedged in USD) (the "benchmark") returned 17.52%, and the Lipper High Current Yield Funds category posted a median return of 13.83%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 82. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

The Portfolio performed largely in line with its benchmark during the reporting period. The two primary drivers of performance in the high yield market and the Portfolio were lower quality bonds and securities in the financial sector. During this period, the lower-rated CCC and below rated portion of the high yield market returned 30.6% and the financial sector gained 35.2% (based on the returns within the benchmark).

Since the end of 2008, we have positioned the Portfolio to have a risk profile closer to that of the benchmark, which included increasing our exposure to bonds with lower dollar prices and to bonds in the financial sector. This was the biggest driver of our returns for the period. Specifically, within the lower-dollar priced segment of the Portfolio, General Motors, which entered bankruptcy in the first quarter of 2009, and Ford, which reported its first annual profit in four years, were significant contributors to returns.

UBS PACE Select Advisors Trust – UBS PACE High Yield Investments

Investment Sub-Advisor:

MacKay Shields LLC ("MacKay Shields")

Portfolio Managers:

Dan Roberts, Taylor Wagenseil, Michael Kimble and Louis Cohen

Objective:

Total return

Investment process:

MacKay Shields attempts to deliver attractive risk-adjusted returns by avoiding most of the unusually large losses in the high yield market, even if it means giving up much of the large gains. MacKay Shields believes that there is a very small subset of bonds that delivers outsized gains in the market. Due to the limited upside inherent in most bonds, over time, outsized gains are expected to be smaller than unusually large losses. By attempting to limit the Portfolio's participation in the extremes of the market, MacKay Shields strives to add value over a market cycle with lower volatility. MacKay Shields does this through a rigorous process that attempts to screen out what it believes to be the riskiest issuers in the market.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Sub-Advisor's comments – concluded

The Portfolio sold over half of its holdings during the period and the transaction costs associated with this event hurt relative performance. However, by November 2009, we believe that we achieved our goal of creating a portfolio with a risk profile similar to that of the market and poised for long term growth potential.

Special considerations

The Portfolio may be appropriate for long-term investors seeking total return and who are able to withstand short-term fluctuations in the fixed income markets in return for potentially higher returns over the long term. The Portfolio seeks to achieve its objective by investing primarily in a professionally managed, diversified portfolio of fixed income securities rated below investment grade or considered to be of comparable quality (commonly referred to as "junk bonds"). These securities are subject to higher risks than investment grade securities, including greater price volatility and a greater risk of loss of principal and nonpayment of interest. Issuers of such securities are typically in poor financial health, and their ability to pay interest and principal is uncertain. The prices of such securities may be more vulnerable to bad economic news, or even the expectation of bad news, than higher rated or investment grade bonds and other fixed income securities. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers in which the Portfolio invests. In addition, investments in foreign bonds involve special risks. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	Since inception[1]
Before deducting	Class A2	16.91%	46.47%	8.03%
maximum sales charge	Class C3	16.53%	45.76%	44.52%
or UBS PACE Select	Class Y4	17.11%	46.82%	54.69%
program fee	Class P5	17.01%	46.93%	8.27%
After deducting
maximum sales charge	Class A2	11.67%	39.91%	6.71%
or UBS PACE Select	Class C3	15.78%	45.01%	44.52%
program fee	Class P5	16.13%	44.74%	6.66%
Merrill Lynch Global High Yield Index (hedged in USD)[6]		17.52%	54.97%	7.54%
Lipper High Current Yield Funds median		13.83%	41.89%	4.96%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 43.57%; since inception, 6.22%; Class C—since inception, 42.32%; Class Y—1 year period, 50.95%; since inception, 56.88%; Class P—1-year period, 48.61%; since inception, 6.20%. Please note the since inception return for Class C shares has not been annualized.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.46% and 1.35%; Class B—2.17% and 2.10%; Class C—1.92% and 1.85%; Class Y—1.37% and 1.10%; and Class P—1.34% and 1.10%. Class B shares were not operational as of November 28, 2009. Therefore these amounts have been estimated. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.35%; Class B—2.10%; Class C—1.85%; Class Y—1.10%; and Class P—1.10%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P shares, May 1, 2006 for Class A shares and January 21, 2009 for Class C shares. Class Y shares commenced issuance on April 3, 2006 and had fully redeemed by July 24, 2006 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Index and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 4.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 0.75% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

6  The Merrill Lynch Global High Yield Index (hedged in USD) covers US dollar, Canadian dollar, sterling and euro-denominated fixed rate debt of corporate issuers domiciled in an investment grade rated country (i.e., BBB or higher foreign currency long-term debt rating). Individual bonds must be rated below investment grade (i.e., BB or lower based on a composite of Moody's and S&P) but not in default; and must have at least one year remaining term to maturity; a minimum face value outstanding of $100 million, C$50 million, 50 million pounds sterling or 50 million euros; and have available price quotations. New issues qualify for inclusion after they settle. Investors should note that indices do not reflect the deduction of fees and expenses.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Weighted average duration	4.0	yrs.
Weighted average maturity	5.3	yrs.
Average coupon	6.98%
Net assets (mm)	$202.4
Number of holdings	259
Portfolio composition[1]	01/31/10
Bonds and loan assignments	95.3%
Common stocks and warrants	0.5
Forward foreign currency contract	0.7
Collateralized mortgage obligations	0.8
Cash equivalents and other assets less liabilities	2.7
Total	100.0%
Quality diversification[1]	01/31/10
BB & higher	36.9%
B	31.9
CCC & lower	14.3
Not rated	13.5
Forward foreign currency contract	0.7
Cash equivalents and other assets less liabilities	2.7
Total	100.0%
Asset allocation[1]	01/31/10
Corporate bonds	88.3%
Loan assignments	5.9
Collateralized mortgage obligations	0.8
Asset-backed securities	1.1
Forward foreign currency contract	0.7
Common stocks and warrants	0.5
Cash equivalents and other assets less liabilities	2.7
Total	100.0%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time. Credit quality ratings shown are based on the ratings assigned to the portfolio holdings by Standard & Poor's Ratings Group, an independent rating agency.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—88.29%
Aerospace & defense—0.98%
Alliant Techsystems, Inc. 6.750%, due 04/01/16		$55,000	$54,862
BE Aerospace, Inc. 8.500%, due 07/01/18		600,000	628,500
Hexcel Corp. 6.750%, due 02/01/15		1,360,000	1,309,000
			1,992,362
Airlines—2.60%
American Airlines Pass Through Trust 2001-01 6.977%, due 05/23/21		409,797	323,739
American Airlines, Inc., Series 2001-1, Class B 7.377%, due 05/23/19		420,418	336,334
British Airways 8.750%, due 08/23/16	GBP	375,000	560,756
Continental Airlines, Inc. 7.033%, due 06/15/11		144,977	137,004
Series ERJ1 9.798%, due 04/01/21		1,242,475	1,124,440
Series RJ03 7.875%, due 07/02/18		1,003,789	893,372
Series RJ04 9.558%, due 03/01/21		883,874	804,325
Delta Air Lines, Inc. 7.711%, due 09/18/11		280,000	277,200
United Air Lines, Inc. 9.750%, due 01/15/17		765,000	803,250
			5,260,420
Auto & truck—5.19%
Ford Holdings, Inc. 9.300%, due 03/01/30		815,000	806,850
Ford Motor Co. 6.625%, due 10/01/28		4,345,000	3,367,375
7.125%, due 11/15/25		570,000	473,100
7.450%, due 07/16/31		970,000	863,300
Motors Liquidation Co. 8.375%, due 07/05/33[2]	EUR	2,000,000	720,980
8.375%, due 07/15/33[2,3]		11,910,000	3,334,800
Navistar International Corp. 8.250%, due 11/01/21		935,000	944,350
			10,510,755
Automotive parts—0.32%
Goodyear Tire & Rubber Co. 10.500%, due 05/15/16		590,000	640,150
Banking-non-US—1.83%
EGG Banking PLC 6.875%, due 12/29/21	GBP	883,000	1,160,262
7.500%, due 12/09/13[4,5]	GBP	310,000	408,103
HT1 Funding GmbH 6.352%, due 06/30/17[4,5]	EUR	1,600,000	1,308,855

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Banking-non-US—(concluded)
IKB Deutsche Industriebank AG 4.500%, due 07/09/13	EUR	750,000	$831,900
			3,709,120
Banking-US—0.55%
Wachovia Capital Trust III 5.800%, due 03/15/11[4,5]		750,000	579,825
Wells Fargo & Co., Series K 7.980%, due 03/15/18[4,5]		525,000	530,250
			1,110,075
Beverages—0.56%
Constellation Brands, Inc. 7.250%, due 09/01/16		590,000	592,950
7.250%, due 05/15/17		225,000	225,844
8.375%, due 12/15/14		300,000	321,000
			1,139,794
Broadcast—0.55%
Clear Channel Communications 4.900%, due 05/15/15		985,000	522,050
6.875%, due 06/15/18		730,000	379,600
7.250%, due 10/15/27		445,000	206,925
			1,108,575
Building & construction—2.17%
D.R. Horton, Inc. 5.625%, due 01/15/16		195,000	183,300
6.500%, due 04/15/16		255,000	247,350
K. Hovnanian Enterprises 6.500%, due 01/15/14		770,000	585,200
7.750%, due 05/15/13[3]		80,000	64,000
10.625%, due 10/15/16[6]		1,195,000	1,272,675
PERI GmbH 5.625%, due 12/15/11	EUR	335,000	469,122
Pulte Homes, Inc. 6.375%, due 05/15/33		567,000	456,435
Taylor Wimpey PLC 8.425%, due 05/24/19[4]	GBP	338,533	516,793
8.675%, due 07/03/12[4]	GBP	286,141	441,387
William Lyon Homes, Inc. 10.750%, due 04/01/13		200,000	156,000
			4,392,262
Building materials—0.35%
Interface, Inc., Series B 11.375%, due 11/01/13		625,000	706,250
Building products—2.15%
Mueller Water Products 7.375%, due 06/01/17		755,000	679,500
Nortek, Inc. 11.000%, due 12/01/13		1,381,111	1,450,167

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Building products—(concluded)
US Concrete, Inc. 8.375%, due 04/01/14		$1,370,000	$952,150
USG Corp. 6.300%, due 11/15/16		630,000	557,550
9.500%, due 01/15/18		690,000	703,800
			4,343,167
Building products-cement—0.97%
Hanson Ltd. 6.125%, due 08/15/16		600,000	595,567
HeidelbergCement AG 7.500%, due 04/03/20	EUR	395,000	540,821
Texas Industries, Inc. 7.250%, due 07/15/13		837,000	832,815
			1,969,203
Cable—0.96%
Cequel Communications Holdings I/Capital 8.625%, due 11/15/17[6]		1,145,000	1,145,000
Dish DBS Corp. 6.625%, due 10/01/14		800,000	794,000
			1,939,000
Car rental—1.08%
Avis Budget Car Rental 2.773%, due 05/15/14[7]		200,000	166,000
7.625%, due 05/15/14[3]		605,000	574,750
Europcar Groupe SA 4.214%, due 05/15/13[7]	EUR	300,000	363,956
Hertz Corp. 8.875%, due 01/01/14		1,065,000	1,072,988
			2,177,694
Chemicals—3.22%
Hexion US Finance Corp./ Nova Scotia 9.750%, due 11/15/14[3]		725,000	701,438
Huntsman International LLC 6.875%, due 11/15/13	EUR	600,000	761,188
7.375%, due 01/01/15		1,440,000	1,360,800
7.500%, due 01/01/15	EUR	650,000	815,608
Innophos, Inc. 8.875%, due 08/15/14		960,000	979,200
Invista 9.250%, due 05/01/12[6]		915,000	921,863
Nalco Co. 9.000%, due 11/15/13	EUR	430,000	611,099
Rockwood Specialties Group 7.625%, due 11/15/14	EUR	270,000	372,483
			6,523,679

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Coal—0.70%
Cloud Peak Energy Resources LLC/Finance 8.250%, due 12/15/17[6]		$770,000	$789,250
8.500%, due 12/15/19[6]		605,000	629,200
			1,418,450
Commercial services—2.22%
Ashtead Holdings PLC 8.625%, due 08/01/15[6]		765,000	765,000
Corrections Corp. of America 6.250%, due 03/15/13		430,000	431,075
6.750%, due 01/31/14		685,000	686,712
Iron Mountain, Inc. 6.750%, due 10/15/18	EUR	495,000	669,159
7.750%, due 01/15/15		390,000	392,925
United Rentals North America, Inc. 7.000%, due 02/15/14		155,000	144,344
7.750%, due 11/15/13[3]		830,000	808,212
9.250%, due 12/15/19		575,000	593,688
			4,491,115
Computer software & services—0.31%
Sungard Data Systems, Inc. 10.250%, due 08/15/15		600,000	622,500
Consumer products—0.42%
Jarden Corp. 7.500%, due 01/15/20		520,000	522,600
7.500%, due 01/15/20	EUR	245,000	336,295
			858,895
Containers & packaging—2.18%
IFCO Systems NV 10.000%, due 06/30/16	EUR	500,000	748,709
Impress Holdings BV 3.809%, due 09/15/13[7]	EUR	900,000	1,191,696
OI European Group BV 6.875%, due 03/31/17	EUR	115,000	157,056
Owens-Brockway Glass Container, Inc. 6.750%, due 12/01/14	EUR	435,000	603,127
Rexam PLC 6.750%, due 06/29/67[4]	EUR	1,406,000	1,715,449
			4,416,037
Diversified financial services—2.61%
Bank of America Corp. 8.000%, due 01/30/18[4,5]		345,000	327,560
General Electric Capital Corp. 6.500%, due 09/15/67[4]	GBP	1,750,000	2,358,748
GMAC, Inc. 8.000%, due 11/01/31		2,720,000	2,588,582
			5,274,890

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Diversified operations—1.33%
Stena AB 5.875%, due 02/01/19	EUR	650,000	$784,065
6.125%, due 02/01/17	EUR	1,500,000	1,913,369
			2,697,434
Electric utilities—2.70%
Edison Mission Energy 7.500%, due 06/15/13		1,470,000	1,396,500
Energy Future Holdings 11.250%, due 11/01/17[8]		2,597,566	1,909,211
Series R 6.550%, due 11/15/34		1,970,000	1,034,512
NRG Energy, Inc. 7.250%, due 02/01/14		830,000	833,113
8.500%, due 06/15/19		295,000	296,475
			5,469,811
Electric-generation—0.67%
Intergen NV 8.500%, due 06/30/17	EUR	205,000	295,602
9.500%, due 06/30/17	GBP	490,000	826,345
Tenaska Alabama Partners 7.000%, due 06/30/21[6]		231,540	231,805
			1,353,752
Electronics—0.31%
SGL Carbon SE 1.964%, due 05/15/15[7]	EUR	500,000	623,925
Finance-captive automotive—1.90%
FCE Bank PLC 7.125%, due 01/15/13	EUR	800,000	1,087,015
Ford Motor Credit Co. LLC 8.000%, due 12/15/16		2,332,000	2,345,827
GMAC Canada Ltd. 6.000%, due 05/23/12	EUR	300,000	405,551
			3,838,393
Finance-noncaptive consumer—1.45%
CIT Group, Inc. 7.000%, due 05/01/13[3]		337,561	308,025
7.000%, due 05/01/14		506,342	453,176
7.000%, due 05/01/15		506,342	440,518
7.000%, due 05/01/16		843,905	725,758
7.000%, due 05/01/17		1,181,469	1,007,202
			2,934,679
Finance-other—1.71%
American General Finance Corp. 3.250%, due 01/16/13	EUR	1,000,000	1,067,893
Series H 5.375%, due 10/01/12		175,000	144,811
Series J 5.200%, due 12/15/11		865,000	774,911

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Finance-other—(concluded)
American Real Estate Partners LP 4.000%, due 08/15/13[7]		$900,000	$796,500
Argon Capital PLC 8.162%, due 10/05/12[4,5]	GBP	750,000	671,370
			3,455,485
Financial services—0.78%
Bear Stearns Cos., Inc. 11.000%, due 02/02/17[4,9,10]		320,000	366,272
HSBC Finance Capital Trust IX 5.911%, due 11/30/35[4]		1,450,000	1,223,437
			1,589,709
Firearms & ammunition—0.56%
Colt Defense LLC/Finance 8.750%, due 11/15/17[6]		1,130,000	1,132,825
Food—1.23%
Land O'Lakes Capital Trust I 7.450%, due 03/15/28[6]		785,000	686,875
Smithfield Foods, Inc. 7.000%, due 08/01/11[3]		1,360,000	1,360,000
10.000%, due 07/15/14[6]		410,000	446,387
			2,493,262
Food-wholesale—0.09%
Barry Callebaut Services NV 6.000%, due 07/13/17	EUR	140,000	191,198
Gaming—5.35%
Harrah's Operating Co., Inc. 10.000%, due 12/15/18		579,000	460,305
10.750%, due 02/01/16[3]		1,860,000	1,539,150
Isle of Capri Casinos 7.000%, due 03/01/14[3]		855,000	759,881
Mandalay Resort Group 6.375%, due 12/15/11		790,000	756,425
MGM Mirage, Inc. 5.875%, due 02/27/14[3]		395,000	328,838
6.625%, due 07/15/15[3]		790,000	653,725
7.500%, due 06/01/16[3]		1,195,000	997,825
Mohegan Tribal Gaming 6.125%, due 02/15/13		1,475,000	1,268,500
8.000%, due 04/01/12		240,000	221,100
11.500%, due 11/01/17[3,6]		285,000	299,250
Pinnacle Entertainment, Inc. 7.500%, due 06/15/15		1,260,000	1,165,500
River Rock Entertainment 9.750%, due 11/01/11		955,000	897,700
Station Casinos 6.000%, due 04/01/12[2,3]		575,000	97,750
Wynn Las Vegas LLC Corp. 6.625%, due 12/01/14[3]		1,440,000	1,378,800
			10,824,749

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Health care providers & services—1.47%
HCA, Inc. 6.500%, due 02/15/16		$3,165,000	$2,911,800
9.250%, due 11/15/16		55,000	58,025
			2,969,825
Hotels, restaurants & leisure—0.59%
Royal Caribbean Cruises Ltd. 5.625%, due 01/27/14	EUR	925,000	1,186,323
Insurance—2.36%
American International Group, Inc. 5.000%, due 04/26/23	GBP	750,000	848,006
Hartford Life, Inc. 7.650%, due 06/15/27		885,000	901,102
Liberty Mutual Group 7.800%, due 03/15/37[6]		2,000,000	1,720,000
Lincoln National Corp. 7.000%, due 05/17/66[4]		1,555,000	1,302,312
			4,771,420
Machinery—0.81%
AGCO Corp. 6.875%, due 04/15/14	EUR	300,000	407,631
Terex Corp. 7.375%, due 01/15/14		1,220,000	1,223,050
			1,630,681
Machinery-agriculture & construction—0.44%
Case New Holland, Inc. 7.125%, due 03/01/14		275,000	275,000
CNH America LLC 7.250%, due 01/15/16		625,000	623,437
			898,437
Manufacturing-diversified—2.35%
American Railcar Industries, Inc. 7.500%, due 03/01/14		1,135,000	1,072,575
Geokinetics Holdings, Inc. 9.750%, due 12/15/14[6]		1,125,000	1,094,062
RBS Global & Rexnord Corp. 9.500%, due 08/01/14		1,590,000	1,593,975
SPX Corp. 7.625%, due 12/15/14		955,000	990,813
			4,751,425
Media—0.87%
Lamar Media Corp. 6.625%, due 08/15/15[3]		285,000	274,312
7.250%, due 01/01/13[3]		1,135,000	1,135,000
Series C, 6.625%, due 08/15/15		105,000	100,013
Lighthouse International Co. SA 8.000%, due 04/30/14	EUR	275,000	245,930
			1,755,255

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Medical products—0.82%
Bausch & Lomb, Inc. 9.875%, due 11/01/15		$1,215,000	$1,275,750
FMC Finance III SA 6.875%, due 07/15/17		365,000	376,862
			1,652,612
Metals—2.45%
Century Aluminum Co. 8.000%, due 05/15/14		2,338,150	2,320,614
Novelis, Inc. 7.250%, due 02/15/15		2,670,000	2,529,825
RathGibson, Inc. 11.250%, due 02/15/14[2,3]		335,000	110,550
			4,960,989
Metals & mining—3.40%
Arch Western Finance 6.750%, due 07/01/13		985,000	975,150
FMG Finance Pty Ltd. 9.750%, due 09/01/13	EUR	725,000	1,055,573
10.000%, due 09/01/13[6]		650,000	687,375
10.625%, due 09/01/16[6]		685,000	775,762
Foundation PA Coal Co. 7.250%, due 08/01/14		1,160,000	1,165,800
Glencore Finance Europe 6.500%, due 02/27/19	GBP	500,000	815,068
Massey Energy Co. 6.875%, due 12/15/13		1,065,000	1,057,012
Teck Resources Ltd. 10.750%, due 05/15/19		305,000	359,138
			6,890,878
Oil & gas—8.32%
Chesapeake Energy Corp. 6.250%, due 01/15/17	EUR	515,000	681,915
6.375%, due 06/15/15		2,240,000	2,195,200
7.500%, due 09/15/13		595,000	603,925
7.500%, due 06/15/14		515,000	522,725
Compton Petroleum Finance Corp. 7.625%, due 12/01/13		1,150,000	922,875
Delta Petroleum Corp. 7.000%, due 04/01/15		1,490,000	1,095,150
Denbury Resources, Inc. 7.500%, due 12/15/15		1,040,000	1,037,400
El Paso Corp. 6.875%, due 06/15/14		2,055,000	2,110,462
Forest Oil Corp. 8.000%, due 12/15/11		75,000	78,281
Hilcorp Energy Co. 9.000%, due 06/01/16[6]		510,000	529,125
Inergy LP 6.875%, due 12/15/14		1,475,000	1,471,312

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Oil & gas—(concluded)
Linn Energy LLC 9.875%, due 07/01/18		$1,230,000	$1,322,250
Markwest Energy Partners 8.500%, due 07/15/16		975,000	996,938
Range Resources Corp. 7.375%, due 07/15/13		250,000	255,000
Regency Energy Partners 8.375%, due 12/15/13		1,198,000	1,251,910
Swift Energy Co. 8.875%, due 01/15/20		895,000	935,275
Targa Resources Partners 8.250%, due 07/01/16		630,000	639,450
Williams Partners LP 7.500%, due 06/15/11		170,000	180,066
			16,829,259
Oil refining—1.47%
Petroplus Finance Ltd. 6.750%, due 05/01/14[6]		1,050,000	971,250
Tesoro Corp. 6.250%, due 11/01/12		1,835,000	1,848,762
6.500%, due 06/01/17		160,000	152,400
			2,972,412
Oil services—2.35%
Basic Energy Services 7.125%, due 04/15/16		1,335,000	1,148,100
CIE Generale de Geophysique 7.500%, due 05/15/15		1,270,000	1,260,475
Helix Energy Solutions 9.500%, due 01/15/16[6]		1,005,000	1,030,125
Hornbeck Offshore Services, Series B 6.125%, due 12/01/14		1,375,000	1,309,687
			4,748,387
Packaging—0.75%
Reynolds Group Escrow 7.750%, due 10/15/16	EUR	1,100,000	1,517,539
Paper & forest products—2.06%
Boise Cascade LLC 7.125%, due 10/15/14		1,230,000	1,116,225
Boise Paper Holdings LLC 9.000%, due 11/01/17[6]		725,000	766,687
Domtar Corp. 10.750%, due 06/01/17		810,000	939,600
Norske Skogindustrier ASA 7.000%, due 06/26/17	EUR	900,000	820,461
7.125%, due 10/15/33[6]		1,000,000	535,000
			4,177,973
Railroads—0.49%
RailAmerica, Inc. 9.250%, due 07/01/17		927,000	982,620

Security description	Face amount[1]		Value
Corporate bonds—(continued)
Real estate investment trusts—0.66%
iStar Financial, Inc. 5.875%, due 03/15/16		$550,000	$349,250
Prologis International Funding SA 7.625%, due 10/23/14	EUR	750,000	985,281
			1,334,531
Retail—0.69%
Neiman Marcus Group, Inc. 9.000%, due 10/15/15[3,8]		1,442,704	1,403,030
Steel—1.16%
California Steel Industries 6.125%, due 03/15/14		1,280,000	1,216,000
US Steel Corp. 7.000%, due 02/01/18		1,170,000	1,127,827
			2,343,827
Support-services—0.24%
KAR Holdings, Inc. 10.000%, due 05/01/15		33,000	34,980
TUI AG 5.125%, due 12/10/12	EUR	380,000	458,377
			493,357
Telecommunication services—2.09%
Alcatel-Lucent USA, Inc. 6.450%, due 03/15/29		1,020,000	716,550
Nordic Telephone Co. Holdings 6.222%, due 05/01/16[7]	EUR	535,000	741,777
8.875%, due 05/01/16[6]		705,000	750,825
Softbank Corp. 7.750%, due 10/15/13	EUR	1,450,000	2,020,476
			4,229,628
Telephone-integrated—1.26%
Frontier Communications Corp. 7.000%, due 11/01/25		965,000	791,300
7.050%, due 10/01/46		905,000	701,375
Virgin Media Finance PLC 9.500%, due 08/15/16	EUR	700,000	1,045,767
9.750%, due 04/15/14	GBP	10,509	17,302
			2,555,744
Transportation services—0.96%
Bristow Group, Inc. 6.125%, due 06/15/13		947,000	942,265
PHI, Inc. 7.125%, due 04/15/13		805,000	796,950
Teekay Corp. 8.500%, due 01/15/20		195,000	197,925
			1,937,140

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
Corporate bonds—(concluded)
Wireless telecommunication services—0.23%
Crown Castle International Corp. 9.000%, due 01/15/15	$430,000	$466,013
Total corporate bonds (cost—$165,396,724)		178,668,920
Loan assignments[7]—5.85%
Biotechnology—0.08%
Life Technologies Corp. Term Loan B 5.250%, due 03/31/10	160,625	161,160
Cable—0.50%
Charter Communications Operating, LLC Replacement Term Loan 2.260%, due 02/26/10	1,083,417	1,007,231
Chemicals—0.67%
Lyondell Chemical Co. Term Loan 0.000%†, due 03/31/10	111,415	115,935
13.000%, due 03/31/10	222,932	231,978
Lyondell Chemical Co. Term Loan Roll-up 5.793%, due 02/26/10	333,318	349,057
6.560%, due 02/26/10	370	387
LyondellBasell Cam Exchange Dutch Tranche A Dollar Term Loan 3.731%, due 02/26/10	34,041	24,616
LyondellBasell Cam Exchange Dutch Tranche Revolving Credit Line 3.731%, due 02/26/10	15,039	10,875
LyondellBasell Cam Exchange German Tranche B-1 Euro Term Loan 3.981%, due 02/26/10	43,175	31,221
LyondellBasell Cam Exchange German Tranche B-2 Euro Term Loan 3.981%, due 02/26/10	43,175	31,221
LyondellBasell Cam Exchange German Tranche B-3 Euro Term Loan 3.981%, due 02/26/10	43,175	31,221
LyondellBasell Cam Exchange US Tranche A Dollar Term Loan 3.731%, due 02/26/10	107,448	77,699
LyondellBasell Cam Exchange US Tranche B-1 Dollar Term Loan 7.000%, due 02/26/10	187,346	135,476

Security description	Face amount[1]	Value
Loan assignments[7]—(continued)
Chemicals—(concluded)
LyondellBasell Cam Exchange US Tranche B-2 Dollar Term Loan 7.000%, due 02/26/10	$187,346	$135,476
LyondellBasell Cam Exchange US Tranche B-3 Dollar Term Loan 7.000%, due 02/26/10	187,346	135,476
LyondellBasell Cam Exchange US Tranche Primary Revolving Credit Loan 3.731%, due 02/26/10	56,395	40,781
		1,351,419
Commercial services—0.57%
Aramark Corp. Synthetic Letter of Credit 2.145%, due 03/31/10	73,956	70,761
Aramark Corp. Term Loan 2.126%, due 03/31/10	1,124,548	1,075,967
		1,146,728
Computer software & services—0.90%
Sungard Data Systems, Inc. Tranche B 3.869%, due 02/09/10	136,030	133,480
3.900%, due 02/08/10	1,730,299	1,697,855
		1,831,335
Defense/aerospace—0.40%
Hawker Beechcraft Acquisition Co. LLC LC Facility Deposits 2.251%, due 03/31/10	60,863	45,533
Hawker Beechcraft Acquisition Co. LLC Term Loan 2.231%, due 02/26/10	754,094	564,161
2.251%, due 03/31/10	271,855	203,383
		813,077
Energy equipment & services—0.43%
Precision Drilling Corp. Tranche B-1 Term Loan 8.250%, due 03/31/10	859,921	865,295
Machinery—0.29%
Manitowoc Co., Inc. Term Loan B 7.500%, due 02/19/10	592,864	588,839
Metals—0.52%
Aleris International, Inc. Term Loan 13.000%, due 02/12/10	224,061	227,284
13.000%, due 03/31/10	244,620	248,137
Aleris International, Inc. US Roll-up 12.500%, due 03/31/10	552,629	299,343

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[1]	Value
Loan assignments[7]—(concluded)
Metals—(concluded)
Aleris International, Inc. USD German C1 Non Roll-up 4.250%, due 02/26/10	$354,269	$272,787
Aleris International, Inc. USD Term Loan B1 Non Roll-up 4.250%, due 03/31/10[2]	255,431	8,940
		1,056,491
Paper & packaging—0.58%
Georgia-Pacific Corp. New Term Loan B 2.251%, due 03/31/10	73,566	71,929
2.256%, due 03/10/10	1,139,934	1,114,571
		1,186,500
Printing & publishing—0.50%
World Color (USA) Corp. Exit Term Loan 9.000%, due 02/01/10	996,389	1,006,353
Wireless telecommunication services—0.41%
MetroPCS Wireless, Inc. Term Loan B 2.500%, due 02/26/10	305,026	294,813
2.563%, due 02/01/10	556,616	537,981
		832,794
Total loan assignments (cost—$11,938,760)		11,847,222
Asset-backed securities—1.11%
Home Equity Loan Trust, Series 2007- FRE1, Class 2AV1 0.361%, due 04/25/37[7]	996,047	766,799
Morgan Stanley Capital, Inc., Series 2006-HE8, Class A2B 0.331%, due 10/25/36[7]	390,000	339,949
Rutland Rated Investments, Series DRYD-1A, Class A1AL 0.603%, due 06/20/13[7,9,10]	1,440,000	1,130,011
Total asset-backed securities (cost—$2,221,674)		2,236,759
Collateralized mortgage obligations—0.84%
Banc of America Mortgage Securities, Series 2005-J, Class 1A1 3.475%, due 11/25/35[7]	974,910	792,492
Countrywide Alternative Loan Trust, Series 2006-OC6, Class 2A1 0.301%, due 07/25/36[7]	1,003,945	906,470
Total collateralized mortgage obligations (cost—$1,717,593)		1,698,962

Security description	Number of shares	Value
Common stocks—0.48%
Building products—0.02%
Nortek, Inc.*	1,375	$53,625
Diversified financial services—0.46%
CIT Group, Inc.*	29,055	924,530
Total common stocks (cost—$768,340)		978,155
	Number of warrants
Warrants*—0.01%
Cable—0.01%
Charter Communications, Inc., strike price $46.86, expires 11/30/14 (cost—$3,636)	1,818	10,908
	Face amount[1]
Repurchase agreement—0.93%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $1,926,559 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$1,925,777); proceeds: $1,888,002 (cost—$1,888,000)	$1,888,000	1,888,000
	Number of shares
Investment of cash collateral from securities loaned—7.53%
Money market fund—7.53%
UBS Private Money Market Fund LLC[11] (cost—$15,245,092)	15,245,092	15,245,092
Total investments (cost—$199,179,819)— 105.04%		212,574,018
Liabilities in excess of other assets—(5.04)%		(10,207,451)
Net assets—100.00%		$202,366,567

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2010 (unaudited)

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $199,179,819; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$18,684,502
Gross unrealized depreciation	(5,290,303)
Net unrealized appreciation	$13,394,199

*  Non-income producing security.

†  Represents unfunded tranche. Security paid a 1.50% commitment fee during the six months ended January 31, 2010.

1  In US Dollars unless otherwise indicated.

2  Bond interest in default.

3  Security, or portion thereof, was on loan at January 31, 2010.

4  Variable rate security. The interest rate shown is the current rate as of January 31, 2010, and resets periodically.

5  Perpetual bond security. The maturity date reflects the next call date.

6  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 8.49% of net assets as of January 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

7  Floating rate security. The interest rate shown is the current rate as of January 31, 2010.

8  Payment-in-kind security for which part of the income earned may be paid as additional principal.

9  Illiquid securities representing 0.74% of net assets as of January 31, 2010.

10  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.74% of net assets as of January 31, 2010, are considered illiquid and restricted (see table below for more information).

Illiquid and restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 01/31/10	Value as a percentage of net assets
Bear Stearns Cos., Inc. 11.000%, 02/02/17	02/01/07	$318,400	0.16%	$366,272	0.18%
Rutland Rated Investments, Series DRYD-1A, Class A1AL 0.603%, 06/20/13	03/19/08	951,094	0.47	1,130,011	0.56
		$1,269,494	0.63%	$1,496,283	0.74%

11  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$21,770,202	$54,986,919	$61,512,029	$15,245,092	$91,348

EUR  Euro

GBP  Great Britain Pound

GMAC  General Motors Acceptance Corporation

Forward foreign currency contract

	Contracts to deliver	In exchange for		Maturity date	Unrealized appreciation
Euro	26,000,000	USD	37,415,300	03/05/10	$1,369,169

Currency type abbreviation:

USD   United States Dollar

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Corporate bonds	$—	$178,668,920	$—	$178,668,920
Loan assignments	—	11,847,222	—	11,847,222
Collateralized mortgage obligations	—	1,698,962	—	1,698,962
Asset-backed securities	—	1,106,748	1,130,011	2,236,759
Common stocks	978,155	—	—	978,155
Warrants	—	10,908	—	10,908
Repurchase agreement	—	1,888,000	—	1,888,000
Investment of cash collateral from securities loaned	—	15,245,092	—	15,245,092
Other financial instruments, net[12]	—	1,369,169	—	1,369,169
Total	$978,155	$211,835,021	$1,130,011	$213,943,187

12 Other financial instruments include forward foreign currency contracts.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) during the six months ended January 31, 2010:

Asset-backed security
Beginning balance	$636,437
Net purchases/(sales)	—
Accrued discounts/(premiums)	41,933
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	451,641
Net transfers in/(out) of Level 3	—
Ending balance	$1,130,011

The change in unrealized appreciation/depreciation relating to the Level 3 investment held at January 31, 2010 was $451,641.

UBS PACE Select Advisors Trust

UBS PACE High Yield Investments

Portfolio of investments—January 31, 2010 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	81.8%
United Kingdom	3.9
Germany	2.0
Canada	2.0
Netherlands	1.5
Sweden	1.3
Australia	1.2
Luxembourg	1.1
Japan	1.0
France	0.8
Denmark	0.7
Norway	0.6
Liberia	0.6
Cayman Islands	0.5
Bermuda	0.5
Ireland	0.3
Marshall Islands	0.1
Belgium	0.1
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 10.02%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 9.19%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the Russell 1000 Value Index (the "benchmark") returned 10.70%, and the Lipper Large-Cap Value Funds category posted a median return of 9.48%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 97. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

ICAP

Our portion of the Portfolio underperformed the benchmark during the reporting period. Performance was driven primarily by a handful of individual names in several sectors. In the energy sector, a top contributor was Halliburton. Higher oil and natural gas prices have led to a rise in the global rig count as well as increased oil field spending, and the company has been well-positioned to benefit from these trends. Another oil field services company, Baker Hughes, detracted from returns. The stock was added to the Portfolio with the belief that management would be able to improve the company's performance. We sold the position after management failed to execute on its business plan and continued to lose market share. Integrated energy company Marathon Oil also detracted from performance. Its shares lagged the benchmark due to weak margins in its refining business and large capital expenditures. However, we believe its stock price should perform better as new projects are successfully delivered and refining margins improve with the economy.

In health care, Covidien, Pfizer and Merck were top contributors to performance, while Sanofi-Aventis detracted from results. Covidien is a manufacturer of medical devices and hospital equipment. The company improved its margins through the launch of new products that have come as a result of increased research and development (R&D). Covidien has also

UBS PACE Select Advisors Trust – UBS PACE Large Co Value Equity Investments

Investment Sub-Advisors:

Institutional Capital LLC ("ICAP"), Westwood Management Corp. ("Westwood") and Pzena Investment Management, LLC ("Pzena")

Portfolio Managers:

ICAP: Jerrold Senser and Thomas Wenzel;

Westwood: Susan M. Byrne;

Pzena: Richard S. Pzena, John P. Goetz and Antonio DeSpirito, III

Objective:

Capital appreciation and dividend income

Investment process:

ICAP uses its proprietary valuation model to identify large capitalization companies that it believes offer the best relative values because they sell below the price-to-earnings ratio warranted by their prospects. ICAP looks for companies where there is a catalyst for positive change with potential to produce stock appreciation of 15% or more relative to the market over a 12- to 18-month period.

ICAP also uses internally generated research to evaluate the financial condition and business prospects of every company it considers. ICAP monitors each stock purchased and sells the stock when its target price is achieved, the catalyst becomes inoperative, or ICAP identifies another stock with greater opportunity for appreciation.

Westwood utilizes a value style of investing in which it chooses common stocks it believes are currently undervalued.

Other key metrics it considers are return on equity, debt/equity ratio and, in the case of

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Sub-Advisors' comments – continued

expanded its sales force and restructured its business to move away from lower margin product lines. Merck and Pfizer are two large pharmaceutical firms that are benefiting from the acquisition of other large drug companies. We believe Merck has most of the attributes one could hope for in a large health care firm: attractive cash flow and valuation metrics and a solid product pipeline. With the merger of Schering-Plough completed, we believe this integration will lead to cost savings and higher earnings. Pfizer also has a strong product pipeline and should see earnings stabilize and grow through its integration of Wyeth. Sanofi-Aventis detracted from returns but remains in the Portfolio, as we believe the stock will benefit from the company's aggressive restructuring plan to cut costs, shut down unproductive R&D projects, and grow through acquisition of non-drug businesses, particularly in the emerging markets.

Compared to the benchmark, stock selection in the retail and capital spending sectors detracted from performance. In the retail sector, CVS Caremark detracted from returns. The company's sales figures and outlook disappointed investors, as expected gains from the integration of CVS and Caremark have not materialized as planned. The stock was subsequently eliminated from the Portfolio. Home improvement retailer Lowe's also detracted from performance but remains in the Portfolio given our belief that the company is well-positioned to benefit from stabilizing trends in housing sales. In addition, the company has made significant improvements in its distribution, inventory and expense control systems. In the capital spending sector, defense contractor Lockheed Martin detracted from results. The stock underperformed the benchmark as lower defense spending and a shift to lower margin products delayed earnings improvement. As a result, we sold the position. In this sector, construction equipment manufacturer Caterpillar performed well, as improved pricing and cost control helped the stock move higher.

Westwood

Our portion of the Portfolio underperformed the benchmark during the reporting period, primarily due to security selection in the consumer discretionary, producer durables and materials and processing sectors. These are all sectors that were heavily impacted by the low quality rally that began in March 2009 and continued into the third quarter of 2009. Our focus on high quality stocks—in particular those that generate stable and high levels of free cash flow and also carry lower debt levels—was a key factor in our relative underperformance. Within producer durables, General Electric, a large position in the benchmark, rebounded strongly and our underweight position negatively impacted our relative results. Due to its financial services division, General Electric's shares had previously performed poorly. However, it then rebounded along with other banks and financial services stocks. Our worst performing holdings included Wal-Mart Stores, Yum! Brands, McDonald's, ExxonMobil, and AT&T, all of which lagged the benchmark in an environment where more economically-sensitive, higher risk stocks were favored. Wal-Mart Stores, Yum! Brands and McDonald's were sold during the period.

Investment process (concluded)

common equities, positive earnings surprises without a corresponding increase in Wall Street estimates.

Westwood has disciplines in place that serve as sell signals, such as a security reaching a pre-determined price target or a change to a company's fundamentals that negatively impacts the original investment thesis.

Pzena follows a disciplined investment process to implement its value philosophy, focusing exclusively on companies that are underperforming their historically demonstrated earnings power. Pzena applies intensive fundamental research to these companies in an effort to determine whether the problems that caused the earnings shortfall are temporary or permanent. The research process incorporates perspectives on valuation, earnings, management strategy, and downside protection.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Sub-Advisors' comments – concluded

In contrast, our relative performance was aided by security selection in the energy sector and underweights to utility and financial services stocks. Within energy, exploration and production focused holdings, such as Anadarko Petroleum and Apache Corp., performed better than large, integrated companies. Integrated oil companies tend to have very large market capitalizations, whereas our exploration and production oriented companies are smaller in nature. During the reporting period, larger companies as a whole lagged their smaller sized counterparts. Other top performing stocks included MasterCard, DIRECTV, Gap, Inc. and Deere & Co.

On an absolute basis, we produced strong performance during the reporting period. While we recognize that our bias towards quality was out of favor for much of 2009, we believe our portion of the Portfolio is positioned appropriately given the current uncertain economic environment. Although the market is likely beginning to factor in a slower economic growth rate, we believe equity investors will be rewarded for owning securities that focus on quality and favor companies with attractive valuation characteristics, especially free cash flow yield.

Pzena

Our portion of the Portfolio outperformed the benchmark during the reporting period, led by our holdings in the consumer discretionary and technology sectors. Despite the belief by some that 2009 was a "junk" rally, our returns were generated predominantly by high quality companies with solid balance sheets and industry-leading positions.

Our two largest contributors to performance were Boeing Co. and Northrop Grumman Corp. Commercial aviation and defense company Boeing enhanced our results after reporting a swing to a profit in the fourth quarter of 2009 versus a loss a year ago. This turnaround was driven by higher-than-expected margins in its commercial airplane business. Investors and its share price responded positively when the company received analysts' upgrades. Defense contractor Northrop Grumman's shares performed well, driven by better-than-expected quarterly results, the divestiture of its advisory services business at an attractive valuation and improving investor sentiment about US defense spending.

We believe that a long term investment horizon and an investing approach that focuses on identifying good business franchises at compelling valuations can be a meaningful generator of returns over time.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation and dividend income and who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	9.91%	37.23%	0.58%	N/A	2.16%
maximum sales charge	Class B3	9.47%	36.19%	(0.27)%	N/A	1.63%[7]
or UBS PACE Select	Class C4	9.41%	36.24%	(0.21)%	N/A	1.38%
program fee	Class Y5	10.10%	37.86%	0.95%	N/A	2.28%
	Class P6	10.02%	37.63%	0.84%	2.64%	6.23%
After deducting	Class A2	3.83%	29.72%	(0.55)%	N/A	1.53%
maximum sales charge	Class B3	4.47%	31.19%	(0.58)%	N/A	1.63%[7]
or UBS PACE Select	Class C4	8.41%	35.24%	(0.21)%	N/A	1.38%
program fee	Class P6	9.19%	35.58%	(0.66)%	1.11%	4.65%
Russell 1000 Value Index[8]		10.70%	31.44%	(0.46)%	2.52%	7.40%
Lipper Large-Cap Value Funds median		9.48%	31.74%	(0.52)%	2.08%	6.02%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 19.88%; 5-year period, (0.35)%; since inception, 1.81%; Class B—1-year period, 20.91%; 5-year period, (0.37)%; since inception, 1.92%; Class C—1-year period, 24.92%; 5-year period, 0.01%; since inception, 1.68%; Class Y—1-year period, 27.45%; 5-year period, 1.16%; since inception, 2.58%; Class P—1-year period, 25.31%; 5-year period, (0.45)%; 10-year period, 0.65%; since inception, 4.86%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.24% and 1.24%; Class B—2.30% and 2.02%; Class C—2.05% and 2.02%; Class Y—0.86% and 0.86%; and Class P—0.99% and 0.99%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.27%; Class B—2.02%; Class C—2.02%; Class Y—1.02%; and Class P—1.02%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 19, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 1000 Value Index measures the performance of the large-cap value segment of the US equity universe. It includes Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Net assets (mm)	$1,077.6
Number of holdings	113
Portfolio composition[1]	01/31/10
Common stocks	94.2%
ADRs	4.3
Cash equivalents and other assets less liabilities	1.5
Total	100.0%
Top five sectors[1]	01/31/10
Financials	24.1%
Information technology	14.7
Industrials	13.3
Health care	11.9
Energy	11.9
Total	75.9%
Top ten equity holdings[1]	01/31/10
Pfizer, Inc.	2.8%
JPMorgan Chase & Co.	2.7
Wells Fargo & Co.	2.2
Honeywell International, Inc.	2.1
Occidental Petroleum Corp.	2.1
Merck & Co., Inc.	1.9
PepsiCo, Inc.	1.8
Exxon Mobil Corp.	1.8
Boeing Co.	1.7
Northrop Grumman Corp.	1.7
Total	20.8%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—98.46%
Aerospace & defense—7.26%
Boeing Co.	304,625	$18,460,275
Honeywell International, Inc.	599,450	23,162,748
ITT Industries, Inc.	83,800	4,048,378
L-3 Communications Holdings, Inc.	126,254	10,522,008
Northrop Grumman Corp.	322,600	18,259,160
Raytheon Co.	71,500	3,748,745
		78,201,314
Air freight & logistics—0.40%
FedEx Corp.	55,700	4,364,095
Auto components—1.94%
Johnson Controls, Inc.	352,450	9,808,683
Magna International, Inc., Class A	200,925	11,064,940
		20,873,623
Beverages—1.79%
PepsiCo, Inc.	323,850	19,307,937
Capital markets—2.55%
Ameriprise Financial, Inc.	107,900	4,126,096
BlackRock, Inc.	14,900	3,185,918
Franklin Resources, Inc.	65,200	6,456,756
Morgan Stanley	275,125	7,367,848
State Street Corp.	147,375	6,319,440
		27,456,058
Chemicals—0.78%
E.I. du Pont de Nemours and Co.	219,800	7,167,678
Praxair, Inc.	17,000	1,280,440
		8,448,118
Commercial banks—6.20%
BB&T Corp.	325,650	9,075,865
Comerica, Inc.	306,300	10,570,413
PNC Financial Services Group, Inc.	147,225	8,160,682
US Bancorp	598,400	15,007,872
Wells Fargo & Co.	845,000	24,023,350
		66,838,182
Communications equipment—1.77%
Alcatel-Lucent, ADR*	2,550,475	8,493,082
Cisco Systems, Inc.*	350,000	7,864,500
Motorola, Inc.*	440,565	2,709,475
		19,067,057
Computers & peripherals—2.50%
Dell, Inc.*	586,950	7,571,655
EMC Corp.*	246,000	4,100,820
Hewlett-Packard Co.	233,550	10,993,198
International Business Machines Corp.	35,150	4,302,009
		26,967,682

Security description	Number of shares	Value
Common stocks—(continued)
Consumer finance—1.38%
Capital One Financial Corp.	403,925	$14,888,676
Diversified financial services—5.06%
Bank of America Corp.	1,184,800	17,985,264
Citigroup, Inc.	2,357,564	7,827,113
JPMorgan Chase & Co.	737,843	28,731,606
		54,543,983
Diversified telecommunication services—0.91%
AT&T, Inc.	385,000	9,763,600
Electric utilities—0.57%
Edison International	48,525	1,616,853
FPL Group, Inc.	92,100	4,490,796
		6,107,649
Electrical equipment—0.09%
Cooper Industries PLC	22,496	965,078
Electronic equipment, instruments & components—2.62%
Corning, Inc.	833,500	15,069,680
Tyco Electronics Ltd.	528,850	13,157,788
		28,227,468
Energy equipment & services—1.91%
BJ Services Co.	404,750	8,366,182
Halliburton Co.	419,089	12,241,590
		20,607,772
Food & staples retailing—0.80%
CVS Corp.	131,300	4,250,181
Sysco Corp.	157,700	4,414,023
		8,664,204
Food products—0.77%
Kraft Foods, Inc., Class A	284,825	7,878,260
Sara Lee Corp.	34,250	415,795
		8,294,055
Gas utilities—0.39%
EQT Corp.	96,400	4,243,528
Health care equipment & supplies—2.55%
Becton, Dickinson and Co.	58,200	4,386,534
Covidien PLC	286,250	14,472,800
Zimmer Holdings, Inc.*	152,400	8,583,168
		27,442,502
Health care providers & services—1.25%
Aetna, Inc.	316,275	9,478,762
Cardinal Health, Inc.	120,375	3,980,801
		13,459,563
Household durables—0.60%
Whirlpool Corp.	85,780	6,448,940

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Industrial conglomerates—1.14%
General Electric Co.	532,400	$8,560,992
Textron, Inc.	189,900	3,708,747
		12,269,739
Insurance—8.90%
ACE Ltd.	153,000	7,538,310
Aflac, Inc.	142,050	6,879,481
Allstate Corp.	485,800	14,539,994
Aon Corp.	194,900	7,581,610
Axis Capital Holdings Ltd.	345,525	9,951,120
Fidelity National Financial, Inc., Class A	416,150	5,368,335
Hartford Financial Services Group, Inc.	271,325	6,509,087
MetLife, Inc.	460,750	16,273,690
The Travelers Cos., Inc.	164,700	8,345,349
Torchmark Corp.	287,350	12,902,015
		95,888,991
Internet software & services—0.39%
eBay, Inc.*	184,800	4,254,096
IT services—0.86%
Accenture PLC, Class A	135,700	5,562,343
MasterCard, Inc., Class A	14,700	3,673,530
		9,235,873
Machinery—2.92%
Caterpillar, Inc.	245,350	12,817,084
Cummins, Inc.	237,550	10,727,758
Deere & Co.	158,300	7,907,085
		31,451,927
Media—3.63%
Comcast Corp., Class A	457,900	7,248,557
DIRECTV, Class A*	134,500	4,082,075
Omnicom Group, Inc.	328,100	11,581,930
The Walt Disney Co.	146,200	4,320,210
Viacom, Inc., Class B*	406,650	11,849,781
		39,082,553
Metals & mining—1.46%
Newmont Mining Corp.	273,950	11,741,497
Nucor Corp.	98,100	4,002,480
		15,743,977
Multi-utilities—1.90%
Dominion Resources, Inc.	116,900	4,379,074
PG&E Corp.	103,100	4,354,944
Sempra Energy	230,275	11,686,456
		20,420,474
Multiline retail—1.25%
J.C. Penney Co., Inc. (Holding Co.)	542,575	13,472,137

Security description	Number of shares	Value
Common stocks—(continued)
Oil, gas & consumable fuels—9.95%
Anadarko Petroleum Corp.	142,400	$9,082,272
Apache Corp.	170,277	16,818,259
BP PLC, ADR	180,150	10,110,018
Chevron Corp.	140,200	10,111,224
Devon Energy Corp.	65,000	4,349,150
Exxon Mobil Corp.	293,837	18,931,918
Marathon Oil Corp.	394,550	11,761,536
Occidental Petroleum Corp.	289,047	22,643,942
Valero Energy Corp.	185,650	3,419,673
		107,227,992
Personal products—0.63%
Avon Products, Inc.	226,300	6,820,682
Pharmaceuticals—8.08%
Bristol-Myers Squibb Co.	182,200	4,438,392
Johnson & Johnson	221,200	13,904,632
Merck & Co., Inc.	534,175	20,394,801
Pfizer, Inc.	1,617,702	30,186,319
Sanofi-Aventis, ADR	396,650	14,600,687
Teva Pharmaceutical Industries Ltd., ADR	61,900	3,510,968
		87,035,799
Road & rail—1.54%
CSX Corp.	285,850	12,251,531
Union Pacific Corp.	71,600	4,331,800
		16,583,331
Semiconductors & semiconductor equipment—3.16%
Intel Corp.	886,000	17,188,400
Lam Research Corp.*	85,650	2,827,307
Texas Instruments, Inc.	622,700	14,010,750
		34,026,457
Software—3.40%
CA, Inc.	744,425	16,407,127
Microsoft Corp.	568,227	16,012,637
Oracle Corp.	182,000	4,196,920
		36,616,684
Specialty retail—3.35%
Home Depot, Inc.	176,125	4,933,261
Lowe's Cos., Inc.	667,550	14,452,458
The Gap, Inc.	319,900	6,103,692
The Sherwin-Williams Co.	167,875	10,634,881
		36,124,292
Textiles, apparel & luxury goods—0.33%
Nike, Inc., Class B	55,400	3,531,750
Tobacco—0.57%
Philip Morris International, Inc.	135,400	6,162,054

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
Wireless telecommunication services—0.91%
Vodafone Group PLC, ADR	457,100	$9,809,366
Total common stocks (cost—$990,493,675)		1,060,939,258

Security description	Face amount	Value
Repurchase agreement—0.92%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $10,144,027 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10, (value—$10,139,908); proceeds: $9,941,008 (cost—$9,941,000)	$9,941,000	$9,941,000
Total investments (cost—$1,000,434,675)— 99.38%		1,070,880,258
Other assets in excess of liabilities—0.62%		6,695,223
Net assets—100.00%		$1,077,575,481

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $1,000,434,675; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$126,967,511
Gross unrealized depreciation	(56,521,928)
Net unrealized appreciation	$70,445,583

*  Non-income producing security.

ADR  American Depositary Receipt

Affiliated issuer activity

The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$147,996,105	$291,347,669	$439,343,774	$—	$31,525

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$1,060,939,258	$—	$—	$1,060,939,258
Repurchase agreement	—	9,941,000	—	9,941,000
Total	$1,060,939,258	$9,941,000	$—	$1,070,880,258

UBS PACE Select Advisors Trust

UBS PACE Large Co Value Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	89.8%
France	2.2
Ireland	2.0
Switzerland	1.9
United Kingdom	1.9
Canada	1.0
Bermuda	0.9
Israel	0.3
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 9.24%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 8.42%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the Russell 1000 Growth Index (the "benchmark") returned 9.85%, and the Lipper Large-Cap Growth Funds category posted a median return of 8.06%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 107. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Wellington

Our portion of the Portfolio underperformed the benchmark during the reporting period, as stock selection and sector allocation both detracted from results.

Stock selection within the consumer discretionary and information technology sectors detracted the most from performance during the period. Among the largest top detractors in the consumer discretionary sector were Apollo Group, Harley-Davidson, and International Game Technology. Within the information technology sector, our positions in QUALCOMM and Research in Motion hurt relative results amid increased competitive pressures and soft demand in this sector. Overweight allocations to financials and energy, as well as an underweight exposure to health care also detracted from relative results during the period.

Strong stock selection within the financials and energy sectors contributed the most to our performance during the period. Within financials, our holding in Hartford Financial contributed the most to relative results, as the company's shares rose early in the period after reporting better-than-expected earnings. In energy, shares of oilfield services companies Halliburton and Schlumberger benefited from an expected increase in drilling activity, while not owning ExxonMobil, which underperformed

UBS PACE Select Advisors Trust – UBS PACE Large Co Growth Equity Investments

Investment Sub-Advisors:

Wellington Management Company, LLP ("Wellington"), Marsico Capital Management, LLC ("Marsico"), SSgA Funds Management, Inc. ("SSgA") and Delaware Management Company ("Delaware")

Portfolio Managers:

Wellington: Andrew Shilling;

Marsico: Thomas Marsico; Doug Rao;

SSgA: J. Lee Montag and Brian Shannahan;

Delaware: Jeffrey Van Harte, Christopher Bonavico, Daniel Prislin and Christopher Ericksen

Objective:

Capital appreciation

Investment process:

Wellington applies in-depth fundamental research in its effort to identify corporate change early, differentiate sustainable growth opportunities from short-lived events, identify superior business models, and develop strict valuation parameters for the companies it evaluates. Wellington's strategy is focused on investing in companies that appear well-positioned to benefit from long-lasting trends and that have structural advantages to maintaining their position.

Marsico uses an approach that combines top-down macro-economic analysis with bottom-up stock selection. It considers macro-economic factors such as interest rates, inflation, demographics, the regulatory environment and the global competitive environment. It then seeks to identify companies with earnings growth potential that may not be recognizable by the market at large. Marsico's stock

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

the benchmark, aided our relative performance. From a sector perspective, an overweight to the strong performing consumer discretionary sector also helped our relative performance during the period.

As of the end of the period, we had overweights to the following sectors: financials, consumer discretionary, information technology, industrials and energy. In contrast, our largest underweights were in the consumer staples and health care sectors.

Marsico

Our portion of the Portfolio posted a return that was in line with the benchmark during the reporting period. Select holdings in the software and services industry, including Google, Inc., Visa, Inc., MasterCard, Inc. and Baidu, Inc., were among the top performing individual contributors during the period. Stock selection in the health care sector was another source of outperformance, as our holdings in Johnson & Johnson, Abbott Laboratories, Intuitive Surgical, Inc. and Merck & Co., Inc. added to returns. The health care sector's performance improved during the reporting period as US health care reform proposals were not as draconian as earlier anticipated. A select holding in the materials sector, Dow Chemical Co., was also a material contributor to performance, as the company benefited from its restructuring and an improving global economy. Elsewhere, stock selection in the consumer services industry group enhanced returns. For example, a position in Wynn Resorts Ltd. was a positive as it benefited from the company's operations in Macau. Holdings in the bank industry group, including U.S. Bancorp and Wells Fargo & Co., also bolstered our results during the reporting period as many dominant players in the banking sector gained market share.

Stock selection and an underweight position versus the benchmark in the relatively strong-performing retailing industry group hampered our relative performance. While the industry group in the benchmark performed well, our holdings posted negative returns. In particular, positions in Lowe's Cos. and Priceline.com, Inc. were laggards during the period. Lowe's was sold during the reporting period. A specific holding in the technology sector, QUALCOMM, Inc., was the largest individual detractor from performance and was subsequently sold.

Investment process (concluded)

selection process may focus on factors such as market expertise or dominance, franchise durability and pricing power, solid company fundamentals, as well as strong management and reasonable valuations.

SSgA uses several quantitative measures based on valuation, sentiment and quality to identify investment opportunities within a large cap growth universe and combines factors to produce an overall rank. Using comprehensive research, it seeks to determine the optimal weighting of these perspectives to arrive at strategies that vary by industry. SSgA ranks all companies within the investable universe from top to bottom based on their relative attractiveness. SSgA then constructs its portion of the Portfolio by selecting the highest-ranked stocks from the universe, and manages deviations from the benchmark to maximize the risk/reward trade-off. The aim is to have a resulting Portfolio with characteristics similar to the benchmark. SSgA generally sells stocks that no longer meet its selection criteria or that it believes otherwise may adversely affect performance relative to the benchmark.

Delaware invests primarily in common stocks of large capitalization growth-oriented companies that Delaware believes have long-term capital appreciation potential and are expected to grow faster than the US economy. Using a bottom-up approach, Delaware seeks to select securities of companies that it believes have attractive end market potential, dominant business models and strong free cash flow generation that are attractively priced compared to the intrinsic value of the securities. Delaware also considers a company's operational efficiencies, management's plans for capital allocation and the company's shareholder orientation.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – continued

An overweight position in the weak-performing diversified financials industry was another source of underperformance relative to the benchmark. While our energy holdings generated a positive return during the reporting period, they lagged the energy stocks in the benchmark. Our relative results were also hurt by an overweight in the materials sector.

As of January 31, 2010, our sector allocations emphasized information technology, financials, health care, industrials and materials. We had no exposure to the consumer staples, utilities, or telecommunication services sectors at the end of the reporting period.

SSgA

Our portion of the Portfolio lagged the benchmark during the reporting period. Our investment process incorporates quantitative measures of valuation, quality and investor sentiment which generate buy/hold/sell "signals". We saw significant improvement in stock selection for most of the third quarter of 2009 as the equity market normalized. Our measures of investor sentiment were strong this period, which were balanced by our moderate results in our valuation measures. However, stock selection strength faded towards the end of the third quarter and during the remainder of the period as we continued to see pockets of aggressive risk-taking in the market. While there is now some indication of improving economic conditions, there is still uncertainty about the speed and strength of recovery. Our investor sentiment signal was neutral to negative during the last few months of 2009 and into January 2010. Signals based on earnings have shown strength throughout the reporting period, while cash flow has regained strength more recently. Our quality signal also had mixed results.

Overall, our stock selection was weak and led to underperformance in seven out of ten sectors in the benchmark. Stock selection was particularly weak in the technology, industrials and consumer discretionary sectors. Poor stock selection in technology was driven by an overweight position in global positioning system (GPS) maker Garmin, which is being pressured by increasing competition and no-cost alternatives. Additionally, not holding Amazon detracted from the relative performance of our portion of the Portfolio. The company has looked unattractive on growth/sentiment metrics, but its shares rallied after reporting strong third quarter 2009 earnings. Although its outlook has improved over time, we still do not hold a position as we believe there are more attractive companies in the sector. Within the industrials sector, an overweight position in post secondary educational provider Apollo Group hurt relative performance. The company reported strong third quarter 2009 earnings and enrollment growth. However, an improving outlook for the US economy has painted a less sanguine picture of future enrollment growth and, as a result, its share prices have declined. Additionally, the company is facing headwinds related to an SEC investigation of revenue recognition practices. We exited the position in December 2009. There were pockets of strength during the reporting period, as our holdings in the materials and health care sectors positively contributed to performance during the reporting period.

Delaware

Our portion of the Portfolio outperformed the benchmark during the six months ended January 31, 2010. During that time, stock selection, particularly in the consumer staples, energy and financials sectors enhanced our relative performance. Additionally, an overweight in financials and an underweight in consumer staples were beneficial for our relative performance. In terms of individual holdings, top contributors to performance included Visa and Mastercard. These two electronic payment networks continued to demonstrate what we view as their superior business models by growing their profitability despite a lackluster consumer spending environment. Crown Castle International was another contributor to performance. As the leading wireless-tower infrastructure provider, Crown Castle continues to benefit from

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Sub-Advisors' comments – concluded

strong growth in voice and data usage. As smartphone purchases continue to grow as a percentage of overall wireless handset sales, the need for wireless bandwidth is driving telecommunications carriers to spend heavily on capacity infrastructure, driving investment spending in Crown's direction.

Detractors from performance included our holdings in QUALCOMM and Gilead Sciences. QUALCOMM'S management lowered future earnings expectations due to lower than expected average selling prices, which caused its stock price to weaken in the latter part of the period. Although it is likely that future average selling prices may trend downward, our belief is that the company still has growth potential. This is based on its competitive advantages in technology innovation and patent protection, which make it more of an intellectual capital company rather than a non-differentiated hardware company. We continue to hold the stock in our portion of the Portfolio as we believe the stock sell-off was overdone. With regard to Gilead Sciences, the company released disappointing clinical trial data for one of its cardiovascular drugs that treats hypertension. We continue to own the stock as we believe the setback was small relative to the company's core HIV franchise, which could drive shareholder value for at least the intermediate time period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	9.04%	34.02%	0.30%	N/A	(3.88)%
maximum sales charge	Class B3	8.62%	32.94%	(0.56)%	N/A	(4.39)%[7]
or UBS PACE Select	Class C4	8.59%	32.94%	(0.54)%	N/A	(4.64)%
program fee	Class Y5	9.25%	34.54%	0.70%	N/A	(2.78)%
	Class P6	9.24%	34.36%	0.58%	(4.36)%	3.85%
After deducting	Class A2	3.03%	26.68%	(0.83)%	N/A	(4.47)%
maximum sales charge	Class B3	3.62%	27.94%	(0.95)%	N/A	(4.39)%[7]
or UBS PACE Select	Class C4	7.59%	31.94%	(0.54)%	N/A	(4.64)%
program fee	Class P6	8.42%	32.35%	(0.92)%	(5.79)%	2.31%
Russell 1000 Growth Index[8]		9.85%	37.85%	1.42%	(3.95)%	5.16%
Lipper Large-Cap Growth Funds median		8.06%	34.07%	0.62%	(2.96)%	4.81%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 25.96%; 5-year period, (0.53)%; since inception, (3.97)%; Class B—1-year period, 27.34%; 5-year period, (0.63)%; since inception, (3.89)%; Class C—1-year period, 31.34%; 5-year period, (0.23)%; since inception, (4.13)%; Class Y—1-year period, 33.92%; 5-year period, 1.00%; since inception, (2.25)%; Class P—1-year period, 31.74%; 5-year period, (0.61)%; 10-year period, (5.77)%; since inception, 2.69%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.30% and 1.26%; Class B—2.32% and 2.05%; Class C—2.20% and 2.05%; Class Y—0.88% and 0.84%; and Class P—1.01% and 0.97%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees through November 30, 2010 to the extent necessary to reflect the lower sub-advisory fees paid by UBS Global AM to SSgA FM. The Portfolio and UBS Global AM have entered into an additional written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.30%; Class B—2.05%; Class C—2.05%; Class Y—1.05%; and Class P—1.05%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 15, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the US equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Net assets (mm)	$962.9
Number of holdings	191
Portfolio composition[1]	01/31/10
Common stocks	93.7%
ADRs	4.9
Cash equivalents and other assets less liabilities	1.4
Total	100.0%
Top five sectors[1]	01/31/10
Information technology	33.9%
Consumer discretionary	13.0
Health care	11.9
Financials	11.9
Industrials	11.0
Total	81.7%
Top ten equity holdings[1]	01/31/10
Apple, Inc.	4.5%
Google, Inc.	3.5
Microsoft Corp.	2.5
Wells Fargo & Co.	2.2
MasterCard, Inc.	2.0
QUALCOMM, Inc.	1.9
Cisco Systems, Inc.	1.9
Oracle Corp.	1.7
Visa, Inc.	1.6
Goldman Sachs Group, Inc.	1.6
Total	23.4%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—98.62%
Aerospace & defense—3.42%
Boeing Co.	83,250	$5,044,950
General Dynamics Corp.	210,884	14,097,595
Goodrich Corp.	58,693	3,633,684
Precision Castparts Corp.	66,890	7,040,172
United Technologies Corp.	45,860	3,094,633
		32,911,034
Air freight & logistics—2.04%
Expeditors International of Washington, Inc.	185,000	6,308,500
FedEx Corp.	80,260	6,288,371
United Parcel Service, Inc., Class B	122,500	7,076,825
		19,673,696
Auto components—0.51%
Johnson Controls, Inc.	138,520	3,855,012
TRW Automotive Holdings Corp.*	24,900	573,447
WABCO Holdings, Inc.	17,200	444,620
		4,873,079
Automobiles—0.45%
Harley-Davidson, Inc.	192,400	4,375,176
Beverages—0.82%
Coca-Cola Co.	40,308	2,186,709
Coca-Cola Enterprises, Inc.	129,580	2,616,220
Dr. Pepper Snapple Group, Inc.	42,100	1,164,486
PepsiCo, Inc.	31,793	1,895,499
		7,862,914
Biotechnology—1.85%
Amgen, Inc.*	29,700	1,736,856
Celgene Corp.*	62,560	3,552,157
Gilead Sciences, Inc.*	258,879	12,496,089
		17,785,102
Building products—0.39%
Masco Corp.	280,190	3,799,376
Capital markets—2.32%
Bank of New York Mellon Corp.	239,600	6,969,964
Goldman Sachs Group, Inc.	103,732	15,427,023
		22,396,987
Chemicals—3.61%
Albemarle Corp.	11,300	403,636
Dow Chemical Co.	488,058	13,221,492
Lubrizol Corp.	29,880	2,201,857
Nalco Holding Co.	20,800	490,464
Potash Corp. of Saskatchewan, Inc.	28,677	2,849,060
Praxair, Inc.	65,000	4,895,800
RPM International, Inc.	22,900	428,230
Syngenta AG, ADR	118,000	6,025,080

Security description	Number of shares	Value
Common stocks—(continued)
Chemicals—(concluded)
The Mosaic Co.	78,620	$4,206,956
		34,722,575
Commercial banks—4.16%
ICICI Bank Ltd., ADR	93,659	3,304,289
Itau Unibanco Banco Multiplo SA, ADR	149,868	2,871,471
PNC Financial Services Group, Inc.	11,000	609,730
SunTrust Banks, Inc.	181,600	4,418,328
US Bancorp	298,470	7,485,628
Wells Fargo & Co.	752,544	21,394,826
		40,084,272
Commercial services & supplies—0.14%
Avery Dennison Corp.	11,900	386,869
R.R. Donnelley & Sons Co.	49,500	981,090
		1,367,959
Communications equipment—4.55%
Cisco Systems, Inc.*	793,664	17,833,630
Harris Corp.	64,500	2,768,340
Juniper Networks, Inc.*	209,400	5,199,402
QUALCOMM, Inc.	459,960	18,025,832
		43,827,204
Computers & peripherals—9.22%
Apple, Inc.*	224,333	43,098,856
Dell, Inc.*	128,800	1,661,520
EMC Corp.*	391,480	6,525,972
Hewlett-Packard Co.	102,708	4,834,466
International Business Machines Corp.	125,306	15,336,201
NetApp, Inc.*	289,400	8,430,222
Seagate Technology	47,040	786,979
Teradata Corp.*	236,100	6,603,717
Western Digital Corp.*	39,200	1,489,208
		88,767,141
Consumer finance—0.92%
American Express Co.	234,695	8,838,614
Diversified consumer services—0.70%
Apollo Group, Inc., Class A*	106,210	6,435,264
Weight Watchers International, Inc.	9,556	275,786
		6,711,050
Diversified financial services—2.90%
CME Group, Inc.	21,200	6,080,584
IntercontinentalExchange, Inc.*	71,500	6,826,820
JPMorgan Chase & Co.	209,051	8,140,446
Moody's Corp.	249,400	6,880,946
		27,928,796

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Electric utilities—0.07%
DPL, Inc.	27,000	$724,680
Electrical equipment—0.16%
Hubbell, Inc., Class B	22,600	973,156
Thomas & Betts Corp.*	18,400	621,184
		1,594,340
Electronic equipment, instruments & components—0.06%
Avnet, Inc.*	23,000	608,120
Energy equipment & services—3.42%
Halliburton Co.	167,140	4,882,159
National-Oilwell Varco, Inc.	125,760	5,143,584
Noble Corp.	42,440	1,711,181
Schlumberger Ltd.	143,430	9,102,068
Transocean Ltd.*	142,303	12,058,756
		32,897,748
Food & staples retailing—1.25%
Wal-Mart Stores, Inc.	61,881	3,306,302
Walgreen Co.	241,900	8,720,495
		12,026,797
Food products—0.41%
Del Monte Foods Co.	154,100	1,753,658
General Mills, Inc.	25,700	1,832,667
Smithfield Foods, Inc.*	25,700	387,042
		3,973,367
Health care equipment & supplies—1.90%
American Medical Systems Holdings, Inc.*	73,100	1,403,520
Covidien PLC	85,050	4,300,128
Hill-Rom Holdings, Inc.	18,100	422,997
Hospira, Inc.*	44,929	2,275,205
Intuitive Surgical, Inc.*	16,487	5,408,725
Kinetic Concepts, Inc.*	28,300	1,168,507
Medtronic, Inc.	77,484	3,323,289
		18,302,371
Health care providers & services—2.63%
AmerisourceBergen Corp.	51,400	1,401,164
Coventry Health Care, Inc.*	36,520	835,577
Humana, Inc.*	31,700	1,541,254
Lincare Holdings, Inc.*	30,000	1,104,600
McKesson Corp.	30,251	1,779,364
Medco Health Solutions, Inc.*	204,200	12,554,216
MEDNAX, Inc.*	7,700	437,822
UnitedHealth Group, Inc.	171,900	5,672,700
		25,326,697
Hotels, restaurants & leisure—2.84%
International Game Technology	314,350	5,765,179
McDonald's Corp.	161,719	10,096,117
MGM Mirage*	396,620	4,386,617
Panera Bread Co., Class A*	10,500	749,910

Security description	Number of shares	Value
Common stocks—(continued)
Hotels, restaurants & leisure—(concluded)
Starbucks Corp.*	133,440	$2,907,658
Wyndham Worldwide Corp.	22,900	480,671
Wynn Resorts Ltd.[1]	47,570	2,943,632
		27,329,784
Household durables—0.68%
D.R. Horton, Inc.	190,550	2,246,584
Garmin Ltd.[1]	35,580	1,149,590
Leggett & Platt, Inc.	54,260	990,788
NVR, Inc.*	860	588,360
Tupperware Brands Corp.	36,400	1,545,544
		6,520,866
Household products—0.91%
Procter & Gamble Co.	142,000	8,740,100
Independent power producers & energy traders—0.22%
Constellation Energy Group, Inc.	65,300	2,107,884
Industrial conglomerates—0.76%
3M Co.	37,520	3,019,985
Carlisle Cos., Inc.	12,400	415,648
Siemens AG, ADR[1]	43,490	3,875,394
		7,311,027
Insurance—1.51%
Hartford Financial Services Group, Inc.	415,150	9,959,448
Lincoln National Corp.	134,360	3,302,569
Prudential Financial, Inc.	17,040	851,830
Reinsurance Group of America, Inc.	8,500	414,120
		14,527,967
Internet & catalog retail—1.64%
Amazon.com, Inc.*	51,716	6,485,703
Priceline.com, Inc.*	47,605	9,299,637
		15,785,340
Internet software & services—5.66%
Baidu, Inc., ADR*	15,960	6,570,892
eBay, Inc.*	155,830	3,587,207
Google, Inc., Class A*	64,522	34,159,237
VeriSign, Inc.*	443,030	10,149,817
		54,467,153
IT services—5.01%
Accenture PLC, Class A	99,470	4,077,275
Broadridge Financial Solutions, Inc.	70,560	1,532,563
Hewitt Associates, Inc., Class A*	49,180	1,941,626
Lender Processing Services, Inc.	39,460	1,529,470
MasterCard, Inc., Class A	75,251	18,805,225
Visa, Inc., Class A	193,604	15,881,336
Western Union Co.	243,640	4,517,086
		48,284,581

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Leisure equipment & products—0.14%
Mattel, Inc.	69,440	$1,369,357
Life sciences tools & services—0.24%
Life Technologies Corp.*	46,900	2,331,399
Machinery—2.76%
Caterpillar, Inc.	18,020	941,365
Crane Co.	13,900	424,228
Cummins, Inc.	82,880	3,742,861
Danaher Corp.	27,100	1,933,585
Eaton Corp.	36,330	2,224,849
Illinois Tool Works, Inc.	145,490	6,341,909
Ingersoll-Rand PLC	137,440	4,461,302
PACCAR, Inc.	163,250	5,881,898
Toro Co.[1]	15,900	619,305
		26,571,302
Media—0.43%
John Wiley & Sons, Inc., Class A	11,600	484,300
Viacom, Inc., Class B*	125,000	3,642,500
		4,126,800
Metals & mining—2.10%
Barrick Gold Corp.	80,600	2,806,492
BHP Billiton Ltd., ADR[1]	57,120	3,962,414
BHP Billiton PLC, ADR	141,391	8,282,685
Freeport-McMoRan Copper & Gold, Inc.	64,760	4,318,845
Walter Energy, Inc.	12,600	817,992
		20,188,428
Multiline retail—0.93%
Big Lots, Inc.*	14,400	409,104
Kohl's Corp.*	29,900	1,506,063
Target Corp.	136,720	7,009,634
		8,924,801
Oil, gas & consumable fuels—2.68%
CONSOL Energy, Inc.	82,290	3,835,537
EOG Resources, Inc.	82,900	7,495,818
Exxon Mobil Corp.	23,623	1,522,030
Hess Corp.	88,840	5,134,063
Petroleo Brasileiro SA, ADR	78,135	3,169,937
Southwestern Energy Co.*	107,745	4,620,106
		25,777,491
Personal products—0.24%
Estee Lauder Cos., Inc., Class A	35,300	1,853,956
Herbalife Ltd.	12,200	473,970
		2,327,926
Pharmaceuticals—5.29%
Abbott Laboratories	189,694	10,042,400
Allergan, Inc.	163,300	9,389,750
Forest Laboratories, Inc.*	35,900	1,064,076
Johnson & Johnson	162,686	10,226,442

Security description	Number of shares	Value
Common stocks—(continued)
Pharmaceuticals—(concluded)
Merck & Co., Inc.	204,022	$7,789,560
Novo Nordisk A/S, ADR	97,100	6,547,453
Pfizer, Inc.	116,443	2,172,826
Teva Pharmaceutical Industries Ltd., ADR	51,720	2,933,559
Valeant Pharmaceuticals International*	22,300	746,381
		50,912,447
Real estate investment trusts (REITs)—0.09%
Simon Property Group, Inc.	12,200	878,400
Road & rail—1.32%
Norfolk Southern Corp.	75,831	3,568,607
Union Pacific Corp.	151,098	9,141,429
		12,710,036
Semiconductors & semiconductor equipment—2.12%
Altera Corp.	180,330	3,844,636
Analog Devices, Inc.	147,030	3,963,929
Broadcom Corp., Class A*	40,960	1,094,451
Intel Corp.	115,976	2,249,934
Marvell Technology Group Ltd.*	102,100	1,779,603
Texas Instruments, Inc.	332,500	7,481,250
		20,413,803
Software—7.27%
Adobe Systems, Inc.*	266,488	8,607,562
BMC Software, Inc.*	108,960	4,210,214
Intuit, Inc.*	270,000	7,994,700
McAfee, Inc.*	85,484	3,222,747
Microsoft Corp.	842,755	23,748,836
Oracle Corp.	706,032	16,281,098
Symantec Corp.*	350,200	5,935,890
		70,001,047
Specialty retail—3.06%
Limited Brands, Inc.	40,300	766,506
Lowe's Cos., Inc.	440,470	9,536,175
PetSmart, Inc.	20,100	517,575
Ross Stores, Inc.	57,400	2,636,382
Staples, Inc.	625,930	14,684,318
The Gap, Inc.	67,985	1,297,154
		29,438,110
Textiles, apparel & luxury goods—1.61%
Coach, Inc.	219,950	7,671,856
Hanesbrands, Inc.*	29,000	666,130
Nike, Inc., Class B	106,100	6,763,875
Phillips-Van Heusen Corp.	11,400	447,906
		15,549,767
Tobacco—0.24%
Philip Morris International, Inc.	50,493	2,297,936

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
Wireless telecommunication services—0.97%
Crown Castle International Corp.*	253,000	$9,345,820
Total common stocks (cost—$857,087,031)		949,618,667
Money market fund—0.10%
BlackRock Liquidity Funds TempFund Institutional Shares (cost—$962,786)	962,786	962,786
	Face amount
Repurchase agreement—1.17%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $11,443,026 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10, (value—$11,438,379); proceeds: $11,214,009 (cost—$11,214,000)	$11,214,000	11,214,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—1.33%
Money market fund—1.33%
UBS Private Money Market Fund LLC[2] (cost—$12,833,800)	12,833,800	$12,833,800
Total investments (cost—$882,097,617)— 101.22%		974,629,253
Liabilities in excess of other assets—(1.22)%		(11,748,878)
Net assets—100.00%		$962,880,375

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $882,097,617; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$111,070,866
Gross unrealized depreciation	(18,539,230)
Net unrealized appreciation	$92,531,636

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2010.

2  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$150,213,457	$314,197,117	$451,576,774	$12,833,800	$64,717

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Large Co Growth Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$949,618,667	$—	$—	$949,618,667
Money market fund	—	962,786	—	962,786
Repurchase agreement	—	11,214,000	—	11,214,000
Investment of cash collateral from securities loaned	—	12,833,800	—	12,833,800
Total	$949,618,667	$25,010,586	$—	$974,629,253

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	90.5%
Switzerland	2.0
Ireland	1.3
Netherlands Antilles	0.9
Cayman Islands	0.9
United Kingdom	0.9
Denmark	0.7
Brazil	0.6
Canada	0.6
Australia	0.4
Germany	0.4
India	0.3
Israel	0.3
Bermuda	0.2
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 12.32%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 11.47%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the Russell 2500 Value Index (the "benchmark") returned 13.47% and the Lipper Small-Cap Value Funds category posted a median return of 11.46%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 117. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

MetWest Capital

Our portion of the Portfolio outperformed the benchmark during the reporting period, primarily due to strong stock selection. In particular, stock selection in the information technology, financials and utilities sectors added the most value during the period. An underweight in utilities, which was the result of bottom-up stock selection rather than a tactical allocation decision, also contributed to relative performance, as the traditionally defensive sector lagged the overall market. In information technology, VeriFone Holdings, Inc. was our top performer. VeriFone remains the global leader in producing point-of-sale scanners. We believe its business stands to benefit from growth in non-cash payment methods (credit and debit cards) and the proliferation of new products, from point-of-sale terminals in cabs to handheld scanners in restaurants and airplanes. Within financials, International Bancshares Corp. added the most value as exaggerated concerns over its commercial real estate and construction lending exposure subsided. In utilities, El Paso Electric Co. was the top contributor. The company continued to rebound during the reporting period as concerns over electricity demand diminished and customer demand stabilized.

On the downside, security selection in the consumer discretionary sector and an underweight in materials detracted from relative performance. Even though the underweight in materials resulted from security selection

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Value Equity Investments

Investment Sub-Advisors:

Metropolitan West Capital Management, LLC ("MetWest Capital"), Buckhead Capital Management, LLC ("Buckhead") and Systematic Financial Management, L.P. ("Systematic")

Portfolio Managers:

MetWest Capital: Samir Sikka;

Buckhead: Matthew D. Reams and David S. Griffin;

Systematic: Ronald M. Mushock and D. Kevin McCreesh

Objective:

Capital appreciation

Investment process:

MetWest Capital utilizes a bottom-up, fundamental, research-driven style that it believes is well suited to the small cap market segment. MetWest Capital seeks to identify high-quality companies selling below intrinsic value with clear catalysts to realize full value within its investment time horizon and constructs a portfolio of its highest conviction ideas.

Buckhead utilizes a fundamental, bottom-up, research-driven investment style and a disciplined investment process that is designed to identify companies that it believes are attractively valued, have strong underlying fundamental characteristics and are likely to have one or more catalysts that are expected to drive their share prices higher. Buckhead seeks to build concentrated portfolios with the largest positions in those companies that it believes have the highest likelihood of outperforming the market and/or the portfolio's benchmark.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – continued

decisions, we are often underweight in this sector relative to the benchmark since it is difficult to find high-quality companies with sustainable competitive advantages in commodity-driven businesses. Within the consumer discretionary sector, Borders Group, Inc. was the largest detractor from results. Investors have seemed to overreact in both directions to short-term news regarding the book store operator. However, with Borders' turnaround progressing, we believe our catalysts will continue to propel this stock toward our estimate of its intrinsic value in the coming years.

Our focus on high-quality companies, coupled with our long-term perspective, continued to add value during the reporting period. We believe this focus will continue to add value for the shareholders over complete market cycles.

Buckhead

Our portion of the Portfolio underperformed the benchmark during the reporting period. Sector allocation contributed to performance but was offset by individual security selection. In particular, our underperformance was largely driven by a few specific securities in the producer durables and consumer discretionary sectors. For example, Dycom Industries, a leading provider of specialty contractor services to the telecommunication, cable and utility industries underperformed as economic weakness impacted its revenues and margins. Another holding, Con-way, which is a premier less-than-truckload freight carrier, experienced challenging pricing and volumes, given the difficult economy. Some of our consumer discretionary stocks were also relatively weak. Sonic and Fred's, for example, declined as store traffic continued to be pressured by a strapped consumer.

In contrast, we benefited from positive stock selection in technology and financial services. For example, Amdocs, a customer care, billing and order management provider for telecommunications carriers and Internet services providers, rallied following the release of positive operating results and strengthened alliances with leading telecommunication companies. Information technology service provider Perot Systems' shares rose following Dell's takeout offer. We sold the position in the period.

Our position in MPS Group also helped performance after the professional staffing company agreed to be purchased by Swiss-based ADECCO. A number of our bank stocks also performed well. East West Bancorp, City National and New York Community Bancorp all saw their shares move higher after each was asked to participate in very attractive FDIC-assisted takeovers of failed lenders.

Our portion of the Portfolio continues to remain fairly neutral to the market in terms of sector weighting, with the exception of our underweight to utility stocks. This positioning helped relative performance during the reporting period. We remain skeptical that long term gains can be realized in the utilities industry, as it is highly regulated by the government. In addition, it may soon be forced to operate in a whole new "Cap and Trade" environment, which limits emissions of sulfur dioxide, mercury and nitrogen oxide. Additionally, a small overweight to energy stocks, the strongest performing sector during the reporting period, contributed positively to results.

Investment process (concluded)

Systematic employs a two-pronged investment approach that utilizes both quantitative screening and fundamental research. Systematic's investment philosophy is predicated on its belief that stock prices reflect the market's estimates of earnings, and as revisions to those estimates are made by the market, stock prices will follow suit.

Systematic conducts a quantitative screening of all companies within the small/mid capitalization universe, and then uses fundamental research analysis to gauge investor expectations by focusing on key revenue and margin assumptions underlying earnings estimates.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Sub-Advisors' comments – concluded

Systematic

Our portion of the Portfolio underperformed the benchmark during the reporting period. Our investment approach faced some stylistic headwinds early on in the period, as our focus on good-quality companies demonstrating favorable earnings dynamics were unrewarded until the latter months of 2009.

Indeed, many low-quality, financially challenged companies (which are not consistent with our fundamental investment discipline) led the market rally, which began in early March 2009 and continued well into late summer. A similar trend emerged temporarily in January 2010, as investors began the new year by embracing riskier assets. However, the fundamental factors we utilize in our investment process did regain some lost ground in the final few months of last year.

The greatest headwind to our investment process during the period was the impact of price/book value ("P/BV") in identifying outperformers. (Price to book value ratio is used to compare a stock's market value to its book value. It is calculated by dividing the current closing price of the stock by the latest quarter's book value per share.) Since stocks with low P/BV are generally the lowest-quality and are often, indicative of poor earnings momentum and weak balance sheets, we do not focus on this metric. Rather, we utilize a multi-factor valuation model primarily driven by price/earnings and similar valuation criteria. Nevertheless, due to the extraordinary market rally that took place in 2009, low P/BV stocks outperformed materially. Indeed, our underperformance was largely a function of the benchmark's strong exposure to the P/BV metric.

Individual stock selection was challenged by the unfavorable stylistic headwinds. Financials and industrials proved to be a challenge, both of which detracted from performance. In contrast, information technology and consumer discretionary were standout sectors from a stock selection standpoint during the reporting period.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	12.16%	49.76%	(0.35)%	N/A	5.85%
maximum sales charge	Class B3	11.60%	48.49%	(1.19)%	N/A	5.35%[7]
or UBS PACE Select	Class C4	11.74%	48.50%	(1.13)%	N/A	5.05%
program fee	Class Y5	12.39%	50.30%	0.01%	N/A	6.42%
	Class P6	12.32%	50.08%	(0.19)%	6.60%	6.98%
After deducting	Class A2	5.97%	41.56%	(1.47)%	N/A	5.20%
maximum sales charge	Class B3	6.60%	43.49%	(1.46)%	N/A	5.35%[7]
or UBS PACE Select	Class C4	10.74%	47.50%	(1.13)%	N/A	5.05%
program fee	Class P6	11.47%	47.85%	(1.68)%	5.02%	5.38%
Russell 2500 Value Index[8]		13.47%	40.69%	0.95%	8.34%	9.39%
Lipper Small-Cap Value Funds median		11.46%	42.67%	1.03%	8.48%	8.10%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 28.36%; 5-year period, (1.58)%; since inception, 5.55%; Class B—1-year period, 29.76%; 5-year period, (1.56)%; since inception, 5.70%; Class C—1-year period, 33.82%; 5-year period, (1.23)%; since inception, 5.40%; Class Y—1-year period, 36.32%; 5-year period, (0.10)%; since inception, 6.78%; Class P—1-year period, 34.15%; 5-year period, (1.79)%; 10-year period, 4.68%; since inception, 5.61%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.39% and 1.39%; Class B—2.47% and 2.16%; Class C—2.15% and 2.15%; Class Y—0.98% and 0.98%; and Class P—1.32% and 1.16%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.41%; Class B—2.16%; Class C—2.16%; Class Y—1.16%; and Class P—1.16%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A and C shares, November 28, 2000 for Class B shares, and December 20, 2000 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 2500 Value Index measures the performance of the small to mid-cap value segment of the US equity universe. It includes those Russell 2500 companies with lower price-to-book ratios and lower forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Net assets (mm)	$373.0
Number of holdings	194
Portfolio composition[1]	01/31/10
Common stocks	97.7%
Cash equivalents and other assets less liabilities	2.3
Total	100.0%
Top five sectors[1]	01/31/10
Financials	24.9%
Industrials	17.6
Consumer discretionary	14.1
Information technology	14.1
Health care	6.9
Total	77.6%
Top ten equity holdings[1]	01/31/10
Raymond James Financial, Inc.	1.6%
Amdocs Ltd.	1.3
Tidewater, Inc.	1.3
Comstock Resources, Inc.	1.2
VeriFone Holdings, Inc.	1.2
Zions Bancorporation	1.1
Waste Connections, Inc.	1.0
John Wiley & Sons, Inc.	1.0
United Stationers, Inc.	1.0
Copart, Inc.	1.0
Total	11.7%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—97.67%
Aerospace & defense—0.71%
DigitalGlobe, Inc.*	20,500	$482,365
Esterline Technologies Corp.*	9,500	358,720
Hexcel Corp.*	163,500	1,798,500
		2,639,585
Air freight & logistics—0.64%
Forward Air Corp.	100,500	2,374,815
Auto components—0.94%
Autoliv, Inc.	34,700	1,485,507
Cooper Tire & Rubber Co.	117,940	2,008,518
		3,494,025
Automobiles—0.60%
Thor Industries, Inc.	70,500	2,238,375
Beverages—0.22%
Central European Distribution Corp. (CEDC)*	25,160	819,056
Building products—0.63%
Owens Corning, Inc.*	45,600	1,173,288
Quanex Building Products Corp.	72,500	1,165,800
		2,339,088
Capital markets—2.80%
Ameriprise Financial, Inc.	58,800	2,248,512
Raymond James Financial, Inc.[1]	239,225	6,054,785
Stifel Financial Corp.*	40,800	2,133,840
		10,437,137
Chemicals—0.92%
Celanese Corp., Series A	43,600	1,268,760
Eastman Chemical Co.	10,450	590,739
PolyOne Corp.*	70,500	525,225
RPM International, Inc.	56,230	1,051,501
		3,436,225
Commercial banks—10.59%
Associated Banc-Corp[1]	69,200	880,224
Bank of Hawaii Corp.	69,120	3,143,578
Cathay General Bancorp[1]	353,000	3,381,740
City National Corp.	19,000	938,410
Comerica, Inc.	24,100	831,691
CVB Financial Corp.[1]	302,400	2,896,992
East West Bancorp, Inc.	136,125	2,236,534
Fifth Third Bancorp	96,900	1,205,436
First Horizon National Corp.*	210,927	2,731,510
Fulton Financial Corp.	167,000	1,543,080
International Bancshares Corp.[1]	111,000	2,313,240
M&T Bank Corp.[1]	22,700	1,674,125
Prosperity Bancshares, Inc.	42,600	1,717,632
Synovus Financial Corp.[1]	601,190	1,659,284
Texas Capital Bancshares, Inc.*	169,365	2,853,800
United Community Banks, Inc.*	340,183	1,527,422
Whitney Holding Corp.	68,645	852,571

Security description	Number of shares	Value
Common stocks—(continued)
Commercial banks—(concluded)
Wilmington Trust Corp.[1]	243,670	$3,196,950
Zions Bancorporation[1]	207,000	3,926,790
		39,511,009
Commercial services & supplies—5.06%
ATC Technology Corp.*	80,500	1,760,535
Copart, Inc.*	110,500	3,730,480
KAR Auction Services, Inc.*	124,000	1,719,880
Republic Services, Inc.	64,295	1,722,463
Schawk, Inc.	189,000	2,434,320
United Stationers, Inc.*	68,550	3,740,088
Waste Connections, Inc.*	117,370	3,775,793
		18,883,559
Communications equipment—1.22%
JDS Uniphase Corp.*	122,000	958,920
Plantronics, Inc.	135,500	3,579,910
		4,538,830
Computers & peripherals—1.70%
Avid Technology, Inc.*	211,100	2,666,193
Electronics for Imaging, Inc.*	251,000	2,909,090
Western Digital Corp.*	20,000	759,800
		6,335,083
Construction & engineering—1.72%
Dycom Industries, Inc.*	243,395	1,988,537
Fluor Corp.	21,000	952,140
Great Lakes Dredge & Dock Co.	99,300	586,863
MasTec, Inc.*	40,400	496,516
Pike Electric Corp.*	272,500	2,376,200
		6,400,256
Consumer finance—0.91%
Discover Financial Services	133,200	1,822,176
EZCORP, Inc., Class A*	86,590	1,572,474
		3,394,650
Containers & packaging—1.49%
Ball Corp.	68,575	3,482,925
Boise, Inc.1,*	106,800	551,088
Temple-Inland, Inc.	87,925	1,527,257
		5,561,270
Diversified consumer services—0.94%
Coinstar, Inc.1,*	135,930	3,511,072
Diversified telecommunication services—1.56%
General Communication, Inc., Class A*	255,500	1,515,115
Premiere Global Services, Inc.*	214,040	1,729,443
tw telecom, Inc.*	166,275	2,562,298
		5,806,856

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Electric utilities—1.86%
DPL, Inc.	43,765	$1,174,653
El Paso Electric Co.*	100,000	1,925,000
NV Energy, Inc.	50,800	585,216
Unitil Corp.	44,100	960,057
Westar Energy, Inc.	107,000	2,282,310
		6,927,236
Electrical equipment—1.56%
AMETEK, Inc.	70,500	2,569,020
Cooper Industries PLC, Class A	54,100	2,320,890
Hubbell, Inc., Class B	21,900	943,014
		5,832,924
Electronic equipment, instruments & components—3.17%
Coherent, Inc.*	93,600	2,778,048
Ingram Micro, Inc., Class A*	149,950	2,534,155
Jabil Circuit, Inc.	102,000	1,476,960
Plexus Corp.*	51,000	1,734,510
TTM Technologies, Inc.*	103,100	1,067,085
Tyco Electronics Ltd.	89,900	2,236,712
		11,827,470
Energy equipment & services—3.07%
Noble Corp.	22,300	899,136
Oceaneering International, Inc.*	35,500	1,941,850
Oil States International, Inc.*	52,200	1,923,048
TETRA Technologies, Inc.*	188,500	1,971,710
Tidewater, Inc.	100,725	4,715,944
		11,451,688
Food products—3.14%
Brooklyn Cheesecake & Desserts Co., Inc.2,*	34,680	1,734
Flowers Foods, Inc.[1]	93,000	2,258,970
Fresh Del Monte Produce, Inc.*	151,775	3,085,586
J&J Snack Foods Corp.	38,000	1,588,780
Ralcorp Holdings, Inc.*	37,000	2,286,600
The J. M. Smucker Co.	26,800	1,609,876
Tyson Foods, Inc., Class A	64,300	888,626
		11,720,172
Gas utilities—0.31%
Questar Corp.	27,700	1,148,996
Health care equipment & supplies—1.38%
Cooper Cos., Inc.	75,200	2,656,064
ICU Medical, Inc.*	35,500	1,234,690
Integra LifeSciences Holdings*	32,440	1,245,696
		5,136,450
Health care providers & services—3.04%
Amedisys, Inc.1,*	38,500	2,115,575
AMN Healthcare Services, Inc.*	319,000	2,775,300
Chemed Corp.	45,000	2,092,500
Health Management Associates, Inc., Class A*	312,500	2,075,000

Security description	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
HEALTHSOUTH Corp.*	127,300	$2,292,673
		11,351,048
Hotels, restaurants & leisure—2.58%
Burger King Holdings, Inc.	176,500	3,078,160
Papa John's International, Inc.*	60,000	1,416,000
Sonic Corp.*	203,200	1,712,976
Wyndham Worldwide Corp.	163,000	3,421,370
		9,628,506
Household durables—1.50%
American Greetings Corp., Class A	183,885	3,398,195
Jarden Corp.	42,400	1,292,352
Newell Rubbermaid, Inc.	67,900	921,403
		5,611,950
Independent power producers & energy traders—0.22%
AES Corp.*	64,500	814,635
Insurance—4.82%
Arch Capital Group Ltd.*	25,450	1,820,693
Aspen Insurance Holdings Ltd.	54,800	1,459,324
Brown & Brown, Inc.	187,050	3,292,080
HCC Insurance Holdings, Inc.	105,135	2,849,158
Horace Mann Educators Corp.	172,000	2,062,280
Reinsurance Group of America, Inc.	34,300	1,671,096
Selective Insurance Group, Inc.	166,000	2,568,020
Unum Group	26,600	520,562
XL Capital Ltd., Class A	104,300	1,749,111
		17,992,324
Internet & catalog retail—0.33%
HSN, Inc.*	65,400	1,251,756
Internet software & services—0.49%
DealerTrack Holdings, Inc.*	101,500	1,823,955
IT services—2.75%
Amdocs Ltd.*	166,300	4,754,517
Unisys Corp.*	40,000	1,155,600
VeriFone Holdings, Inc.*	244,490	4,349,477
		10,259,594
Leisure equipment & products—0.59%
RC2 Corp.*	153,000	2,198,610
Life sciences tools & services—2.50%
Bio-Rad Laboratories, Inc., Class A*	22,500	2,096,550
Charles River Laboratories International, Inc.*	73,000	2,652,820
Covance, Inc.*	57,000	3,312,270
Life Technologies Corp.*	25,300	1,257,663
		9,319,303

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Machinery—3.32%
Briggs & Stratton Corp.	121,480	$2,008,064
Harsco Corp.	37,060	1,102,906
Kennametal, Inc.	142,450	3,487,176
Snap-on, Inc.	43,155	1,764,176
The Stanley Works[1]	37,150	1,903,938
Wabtec Corp.	55,500	2,127,315
		12,393,575
Media—2.00%
Gannett Co., Inc.	20,475	330,671
John Wiley & Sons, Inc., Class A	89,835	3,750,611
Scholastic Corp.	68,030	2,034,097
Valassis Communications, Inc.*	64,920	1,358,776
		7,474,155
Metals & mining—0.90%
Cliffs Natural Resources, Inc.	38,575	1,541,071
Reliance Steel & Aluminum Co.	44,850	1,827,189
		3,368,260
Multi-utilities—1.17%
CMS Energy Corp.[1]	155,400	2,357,418
DTE Energy Co.	13,700	575,948
NSTAR	41,400	1,421,676
		4,355,042
Multiline retail—0.38%
Fred's, Inc., Class A	140,400	1,408,212
Oil, gas & consumable fuels—3.16%
Alpha Natural Resources, Inc.*	52,825	2,145,223
Comstock Resources, Inc.*	117,850	4,594,972
Goodrich Petroleum Corp.1,*	45,440	946,515
Newfield Exploration Co.*	59,300	2,902,142
Whiting Petroleum Corp.*	18,000	1,198,080
		11,786,932
Paper & forest products—1.43%
Glatfelter	171,500	2,366,700
Neenah Paper, Inc.	97,900	1,362,768
Schweitzer-Mauduit International, Inc.	21,350	1,606,374
		5,335,842
Personal products—0.30%
Nu Skin Enterprises, Inc., Class A	49,000	1,138,760
Professional services—2.43%
FTI Consulting, Inc.*	72,000	2,984,400
Heidrick & Struggles International, Inc.	35,050	891,321
Resources Connection, Inc.*	142,000	2,536,120
School Specialty, Inc.*	119,500	2,639,755
		9,051,596

Security description	Number of shares	Value
Common stocks—(continued)
Real estate investment trusts (REITs)—3.63%
Annaly Capital Management, Inc.	100,280	$1,742,866
CBL & Associates Properties, Inc.[1]	185,000	1,850,000
DiamondRock Hospitality Co.*	147,200	1,198,208
DuPont Fabros Technology, Inc.	50,175	833,909
Health Care REIT, Inc.	30,100	1,294,300
Home Properties, Inc.	47,800	2,118,974
Mack-Cali Realty Corp.	68,325	2,228,761
MFA Financial, Inc.	236,400	1,739,904
National Retail Properties, Inc.	26,200	529,240
		13,536,162
Road & rail—1.24%
Con-way, Inc.	92,025	2,633,756
Landstar System, Inc.	54,500	1,977,805
		4,611,561
Semiconductors & semiconductor equipment—3.61%
Advanced Energy Industries, Inc.*	56,200	737,344
ATMI, Inc.1,*	126,000	2,114,280
Entegris, Inc.*	716,000	2,606,240
Micron Technology, Inc.*	205,700	1,793,704
ON Semiconductor Corp.*	268,530	1,936,101
Teradyne, Inc.*	128,600	1,201,124
Varian Semiconductor Equipment Associates, Inc.*	78,500	2,302,405
Veeco Instruments, Inc.*	24,100	766,862
		13,458,060
Software—1.13%
Informatica Corp.*	48,700	1,153,703
NetScout Systems, Inc.*	66,845	938,504
Solera Holdings, Inc.	43,000	1,423,730
TeleCommunication Systems, Inc., Class A*	80,500	705,180
		4,221,117
Specialty retail—2.94%
Borders Group, Inc.1,*	577,310	496,487
GameStop Corp., Class A1,*	72,655	1,436,389
Group 1 Automotive, Inc.*	74,700	2,166,300
Guess?, Inc.	30,100	1,195,271
Gymboree Corp.*	62,500	2,438,125
OfficeMax, Inc.*	144,000	1,867,680
Tractor Supply Co.*	11,000	555,170
Williams-Sonoma, Inc.	42,400	804,752
		10,960,174
Textiles, apparel & luxury goods—1.31%
Phillips-Van Heusen Corp.	69,250	2,720,833
Volcom, Inc.1,*	137,000	2,160,490
		4,881,323
Thrifts & mortgage finance—2.16%
First Niagara Financial Group, Inc.	234,200	3,215,566
Hudson City Bancorp, Inc.	89,800	1,191,646

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
Thrifts & mortgage finance—(concluded)
New York Community Bancorp, Inc.[1]	242,135	$3,639,289
		8,046,501
Trading companies & distributors—0.25%
Huttig Building Products, Inc.2,*	159,340	105,164
W.W. Grainger, Inc.	8,525	846,362
		951,526
Wireless telecommunication services—0.35%
NTELOS Holdings Corp.	80,800	1,313,000
Total common stocks (cost—$339,218,470)		364,309,306
	Face amount
Repurchase agreement—0.86%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $3,269,436 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$3,268,108); proceeds: $3,204,003 (cost—$3,204,000)	$3,204,000	3,204,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—7.56%
Money market fund—7.56%
UBS Private Money Market Fund LLC[3] (cost—$28,218,472)	28,218,472	$28,218,472
Total investments (cost—$370,640,942)— 106.09%		395,731,778
Liabilities in excess of other assets—(6.09)%		(22,730,990)
Net assets—100.00%		$373,000,788

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $370,640,942; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$46,426,182
Gross unrealized depreciation	(21,335,346)
Net unrealized appreciation	$25,090,836

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2010.

2  Illiquid securities representing 0.03% of net assets as of January 31, 2010.

3  The table below details the Portolio's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$86,696,079	$174,664,759	$233,142,366	$28,218,472	$98,110

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Value Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$364,202,408	$106,898	$—	$364,309,306
Repurchase agreement	—	3,204,000	—	3,204,000
Investment of cash collateral from securities loaned	—	28,218,472	—	28,218,472
Total	$364,202,408	$31,529,370	$—	$395,731,778

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) during the six months ended January 31, 2010:

Preferred stock
Beginning balance	$1,710,535
Net purchases/(sales)	(2,931,883)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	743,883
Net change in unrealized appreciation/depreciation	477,465
Net transfers in/(out) of Level 3	—
Ending balance	$—

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	95.4%
Cayman Islands	1.2
Guernsey	1.2
Bermuda	0.8
Switzerland	0.8
Ireland	0.6
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 10.37%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 9.54%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the Russell 2500 Growth Index (the "benchmark") returned 10.05%, and the Lipper Mid-Cap Growth Funds category posted a median return of 9.96%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 127. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisor's comments

Copper Rock

Our portion of the Portfolio lagged the benchmark during the reporting period. The underperformance was the result of several disappointing stocks, including Huron Consulting Group, PrivateBancorp, and STEC. Huron Consulting Group, which provides financial and operational consulting services, announced it would restate past years and first quarter 2009 results. This restatement was for non-cash charges relating to how payments were received by the sellers of certain acquired businesses and were subsequently redistributed among themselves and to other select Huron Consulting Group employees. We sold the stock because our investment outlook on it had been dramatically altered and we anticipated there would be consultant and client departures because the reputation of the firm had been damaged. PrivateBancorp, Inc., a Midwestern regional bank, posted a third quarter 2009 loss and announced that continued weakness in commercial lending would result in a significant write-down of its commercial loan book. This news was surprising to Wall Street and to us, as we felt management had not telegraphed this information well amidst the bank's positive market share gains achieved from its competitors. We subsequently sold the position. STEC, which manufactures flash memory storage solutions, was a negative contributor during the period, most of this coming during the third quarter of 2009. Our thesis for the stock was based on the company holding a sole sourced position at customers like EMC for the next 12+ months. Formidable competition emerged much earlier than expected, causing our original investment outlook and timing to change. Therefore, we eliminated the position.

On the upside, stock selection in the industrials, materials, consumer staples and energy sectors contributed to performance. Within the industrials sector, our holdings in mining equipment company Bucyrus, Inc. and

UBS PACE Select Advisors Trust – UBS PACE Small/Medium Co Growth
Equity Investments

Investment Sub-Advisors:

Copper Rock Capital Partners, LLC ("Copper Rock"), Riverbridge Partners, LLC ("Riverbridge"), and Palisade Capital Management, LLC ("Palisade")

Portfolio Managers:

Copper Rock: Tucker Walsh;
Riverbridge: Mark Thompson;
Palisade: Sammy Oh

Objective:

Capital appreciation

Investment process:

Copper Rock employs a fundamental, bottom-up investment approach that focuses on identifying emerging companies that exhibit the potential for strong and sustainable revenue growth over each of the following two years. Copper Rock utilizes a "pure" growth investment style that emphasizes growth and momentum characteristics. Copper Rock attempts to manage risk by diversifying and understanding its holdings and employing a stringent sell discipline.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Sub-Advisor's comments – continued

capital equipment provider Terex, Inc, helped performance. Higher commodity prices drove better than expected orders at Bucyrus while, at the same time, significant cost controls and sales drove better-than-expected margins. In addition, the company recently entered into an agreement to purchase the mining business of Terex, which we expect will be a positive when combined with Bucyrus' existing infrastructure and customer relationships. We continue to own Terex, as we believe it has continued growth opportunities in 2010 and 2011 based on increased demand in emerging markets, specifically countries such as China and India. However, we sold Bucyrus, Inc. during the period. Green Mountain Coffee Roasters was our only holding within the consumer staples sector. The company had a very good holiday season due to sales of the Keurig single coffee cup machine and K-cups and it reported strong earnings in January 2010.

Within the health care sector, our stock selection helped performance, which was encouraging, given our struggles in the sector earlier in 2009. On the downside, some individual holdings within the information technology, consumer discretionary and financials sectors detracted from results.

Riverbridge

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our underweight to the financial sector along with stock selection within the health care sector contributed to relative performance. Detracting from results were our underweights in the consumer discretionary and energy sectors. Specific holdings that performed well during the reporting period included Napco Security Systems, Verint Systems, and Stratasys. Companies that did not perform well included Rudolph Technologies and Semtech Corporation. Rudolph Technologies and Semtech Corporation underperformed because of the weak economy and their customers' economic sensitivity.

A plethora of confluences including, but not limited to, health care reform, stimulus spending, inflationary fears, massive government deficits and the still struggling housing market have defined, and we believe will continue to define, the investment landscape going forward. At some point, the accommodative monetary policy of the Federal Reserve Board and the unsustainable stimulative fiscal policy of the federal government will shift from being an economic tailwind to a formidable headwind. We believe at a minimum, the cost of servicing this debt will likely serve to suppress future gross domestic product ("GDP") growth. We will continue to own companies selected through our time-tested investment process and will not deviate from this philosophy to achieve short-term gains. We are focusing on those companies that are not heavily leveraged and possess differentiated products and services providing them with the agility to respond to the opportunities in an uncertain economy.

Investment process (concluded)

Riverbridge believes that earnings power determines the value of a franchise. Riverbridge focuses on companies that are viewed as building their earnings power and building the intrinsic value of the company over long periods of time. Riverbridge looks to invest in high-quality growth companies that demonstrate the ability to sustain strong secular earnings growth, regardless of overall economic conditions.

Palisade seeks fundamentally strong and dynamic small- and mid-cap companies that are trading at a discount to their growth rates. Palisade's goal is to ascertain a dynamic of change before it manifests in consensus estimates. Palisade believes that it can be successful because it views the small- and mid-cap market to be inherently less efficient than the large-cap market.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Sub-Advisor's comments – concluded

Palisade

Our portion of the Portfolio outperformed the benchmark during the reporting period. Our best performing sectors were health care, industrials and consumer discretionary. We had been favoring the health care and industrials areas and added to our health care holdings, due to our belief that federal health care reform would not be as draconian as feared. We also favored the industrials sector, as it was our belief that industrial activity would lead the recovery effort due to worldwide stimulus initiatives.

Some of our best performers within those sectors included Health Net, a managed care company, Aegean Marine Petroleum Network, a marine fuel logistics company, and priceline.com, an online discounter in hotels and airlines. Despite the weak economy for travel, priceline.com was one of our best performing stocks, as the company gained significant market share during this period as consumers looked towards low-priced options. We sold the stock in December as it reached our price objective. We continue to hold Health Net and Aegean Marine.

Our worst performing sectors during the period were energy, financials and technology. Within those groups, our worst contributing stocks were GMX Resources, Investment Technology Group and Rosetta Stone. GMX Resources is a natural gas and oil exploration and production company with significant natural gas reserves in East Texas. The stock performed poorly, as results in Haynesville have been weaker than expected. The company had to take a larger-than-expected reserve write down. We continue to believe the company's assets are attractively valued. Rosetta Stone sells language learning solutions consisting of software, online services, and audio practice tools. The stock performed poorly due to concerns over weak consumer spending and higher-than-expected Internet advertising costs. The company is a leader in language products and is well positioned for growth. We continue to hold GMX Resources and Rosetta Stone, but sold our position in Investment Technology Group.

As we entered calendar year 2010, the rapid rise in many of our stocks caused us to trim or sell positions outright within the consumer discretionary and technology sectors. Consequently, we are currently underweight those sectors. We still have overweight positions in the industrial and health care sectors, as we continue to identify opportunities in these areas. Looking ahead, we believe the economy is improving, but are somewhat cautious on the stock market given its rapid rise. We worry that sustained high unemployment levels, the potential of rising interest rates due to the growing federal deficit and increased government regulation could put a damper on the market. Given these risks among others around the world, we are entering a more difficult stage of the market—a stage that should favor stock picking and a disciplined approach such as ours. We believe that a deep understanding of the companies in which we have invested will help us navigate these difficult waters.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. In addition, small- and mid-cap companies are typically subject to a greater degree of change in earnings and business prospects than are larger, more established companies. Therefore, they are considered to have a higher level of volatility and risk. Also, to the extent the Portfolio invests a large portion of its assets in a particular sector, the Portfolio may experience greater volatility and risk of loss due to unfavorable developments in that sector.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	10.16%	44.57%	0.29%	N/A	(0.47)%
maximum sales charge	Class B3	9.80%	43.59%	(0.52)%	N/A	(1.02)%[7]
or UBS PACE Select	Class C4	9.73%	43.57%	(0.47)%	N/A	(1.23)%
program fee	Class Y5	10.45%	45.28%	0.70%	N/A	1.44%
	Class P6	10.37%	45.11%	0.52%	(0.06)%	6.67%
After deducting	Class A2	4.09%	36.64%	(0.83)%	N/A	(1.08)%
maximum sales charge	Class B3	4.80%	38.59%	(0.80)%	N/A	(1.02)%[7]
or UBS PACE Select	Class C4	8.73%	42.57%	(0.47)%	N/A	(1.23)%
program fee	Class P6	9.54%	42.95%	(0.98)%	(1.55)%	5.08%
Russell 2500 Growth Index[8]		10.05%	44.51%	1.87%	(0.55)%	5.18%
Lipper Mid-Cap Growth Funds median		9.96%	40.96%	1.45%	(0.08)%	6.25%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 32.13%; 5-year period, (0.78)%; since inception, (0.74)%; Class B—1-year period, 33.94%; 5-year period, (0.76)%; since inception, (0.68)%; Class C—1-year period, 37.77%; 5-year period, (0.43)%; since inception, (0.89)%; Class Y—1-year period, 40.38%; 5-year period, 0.74%; since inception, 1.82%; Class P—1-year period, 38.13%; 5-year period, (0.94)%; 10-year period, (1.58)%; since inception, 5.35%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.40% and 1.38%; Class B—2.61% and 2.13%; Class C—2.19% and 2.13%; Class Y—0.96% and 0.96%; and Class P—1.31% and 1.13%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.38%; Class B—2.13%; Class C—2.13%; Class Y—1.13%; and Class P—1.13%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and February 12, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The Russell 2500 Growth Index measures the performance of the small to mid-cap growth segment of the US equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Net assets (mm)	$371.8
Number of holdings	197
Portfolio composition[1]	01/31/10
Common stocks	95.9%
ADRs	0.9
Cash equivalents and other assets less liabilities	3.2
Total	100.0%
Top five sectors[1]	01/31/10
Information technology	25.4%
Health care	23.6
Industrials	17.0
Consumer discretionary	13.2
Financials	6.3
Total	85.5%
Top ten equity holdings[1]	01/31/10
Polycom, Inc.	1.9%
Roper Industries, Inc.	1.7
TransDigm Group, Inc.	1.6
Affiliated Managers Group, Inc.	1.4
Informatica Corp.	1.2
Terex Corp.	1.2
VCA Antech, Inc.	1.1
F5 Networks, Inc.	1.1
Lincare Holdings, Inc.	1.1
Nuance Communications, Inc.	1.0
Total	13.3%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—96.79%
Aerospace & defense—1.98%
Orbital Sciences Corp.*	92,100	$1,456,101
TransDigm Group, Inc.	121,993	5,888,602
		7,344,703
Air freight & logistics—1.03%
Atlas Air Worldwide Holdings, Inc.*	39,988	1,466,360
Dynamex, Inc.*	36,900	587,448
Forward Air Corp.	39,000	921,570
Hub Group, Inc., Class A*	36,022	868,490
		3,843,868
Auto components—0.73%
Gentex Corp.	142,500	2,731,725
Biotechnology—5.42%
Alexion Pharmaceuticals, Inc.*	61,073	2,831,955
Amylin Pharmaceuticals, Inc.*	70,537	1,268,255
BioMarin Pharmaceutical, Inc.*	51,680	1,004,143
Cepheid, Inc.1,*	234,945	3,451,342
Dendreon Corp.1,*	41,551	1,150,963
Human Genome Sciences, Inc.*	78,932	2,089,330
Onyx Pharmaceuticals, Inc.*	87,921	2,528,608
OSI Pharmaceuticals, Inc.*	29,541	1,010,893
Talecris Biotherapeutics Holdings Corp.*	67,600	1,581,840
United Therapeutics Corp.*	54,318	3,235,723
		20,153,052
Capital markets—2.72%
Affiliated Managers Group, Inc.*	83,324	5,046,935
Greenhill & Co., Inc.[1]	22,383	1,741,397
Lazard Ltd., Class A	41,785	1,610,394
SEI Investments Co.	97,537	1,727,380
		10,126,106
Chemicals—3.07%
Celanese Corp., Series A	57,900	1,684,890
FMC Corp.	34,800	1,772,712
Intrepid Potash, Inc.1,*	77,440	1,896,506
Landec Corp.*	108,000	685,800
Lubrizol Corp.	15,458	1,139,100
Solutia, Inc.*	262,423	3,608,316
Zoltek Companies, Inc.1,*	75,100	627,085
		11,414,409
Commercial banks—0.42%
Pinnacle Financial Partners, Inc.1,*	102,300	1,546,776
Commercial services & supplies—3.30%
Cenveo, Inc.*	237,650	1,715,833
Clean Harbors, Inc.*	19,900	1,139,474
EnergySolutions, Inc.	150,025	1,252,709
Innerworkings, Inc.1,*	154,897	887,560
Mobile Mini, Inc.*	48,050	675,102

Security description	Number of shares	Value
Common stocks—(continued)
Commercial services & supplies—(concluded)
Ritchie Brothers Auctioneers, Inc.[1]	73,174	$1,538,117
Rollins, Inc.	134,000	2,637,120
Sykes Enterprises, Inc.*	101,112	2,424,666
		12,270,581
Communications equipment—4.96%
Acme Packet, Inc.*	135,060	1,397,871
Brocade Communications Systems, Inc.*	273,500	1,878,945
CommScope, Inc.*	84,300	2,293,803
Digi International, Inc.*	168,400	1,616,640
F5 Networks, Inc.*	82,798	4,092,705
Polycom, Inc.*	319,161	7,158,781
		18,438,745
Computers & peripherals—0.75%
3PAR, Inc.1,*	112,800	1,090,776
Stratasys, Inc.1,*	73,050	1,680,150
		2,770,926
Construction & engineering—0.54%
Foster Wheeler AG*	71,300	1,994,974
Containers & packaging—0.51%
Silgan Holdings, Inc.	36,850	1,910,673
Distributors—0.56%
LKQ Corp.*	112,000	2,100,000
Diversified consumer services—1.99%
Bridgepoint Education, Inc.1,*	99,000	1,442,430
DeVry, Inc.	42,247	2,579,602
Lincoln Educational Services Corp.*	65,800	1,363,376
Strayer Education, Inc.[1]	6,713	1,394,827
Universal Technical Institute, Inc.*	32,900	604,373
		7,384,608
Diversified financial services—2.40%
Atlas Acquisition Holdings Corp.*	151,200	1,481,760
MSCI, Inc., Class A*	100,237	2,963,006
Portfolio Recovery Associates, Inc.1,*	54,400	2,479,552
The NASDAQ OMX Group, Inc.*	112,000	2,014,880
		8,939,198
Electric utilities—0.58%
ITC Holdings Corp.	40,400	2,170,288
Electrical equipment—3.08%
American Superconductor Corp.1,*	92,331	3,510,425
AMETEK, Inc.	39,700	1,446,668
Roper Industries, Inc.	129,657	6,493,222
		11,450,315

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Electronic equipment, instruments & components—1.84%
Dolby Laboratories, Inc., Class A*	52,706	$2,652,693
Echelon Corp.1,*	83,500	708,915
FARO Technologies, Inc.*	37,600	679,432
Napco Security Systems, Inc.*	61,850	129,267
National Instruments Corp.	90,500	2,659,795
		6,830,102
Energy equipment & services—0.83%
ION Geophysical Corp.*	197,500	938,125
Rowan Cos., Inc.*	75,628	1,624,489
Smith International, Inc.	17,534	531,631
		3,094,245
Food & staples retailing—0.70%
United Natural Foods, Inc.*	96,075	2,604,593
Food products—0.89%
Green Mountain Coffee Roasters, Inc.1,*	39,110	3,317,310
Health care equipment & supplies—6.09%
Abaxis, Inc.*	45,425	1,093,834
Align Technology, Inc.*	69,555	1,304,156
AngioDynamics, Inc.*	120,300	1,930,815
Beckman Coulter, Inc.	27,383	1,790,027
Conceptus, Inc.1,*	113,999	2,212,720
Cyberonics, Inc.*	32,851	615,628
ev3, Inc.*	70,754	1,031,593
Inverness Medical Innovations, Inc.*	91,878	3,709,115
Neogen Corp.*	70,875	1,506,094
ResMed, Inc.*	36,000	1,841,040
Sirona Dental Systems, Inc.*	79,589	2,560,378
Thoratec Corp.*	107,362	3,043,713
		22,639,113
Health care providers & services—8.77%
AMERIGROUP Corp.*	45,500	1,157,975
Bio-Reference Laboratories, Inc.*	30,523	1,153,769
Catalyst Health Solutions, Inc.*	31,511	1,239,328
Chemed Corp.	57,000	2,650,500
Community Health Systems, Inc.*	45,600	1,487,472
Emergency Medical Services Corp., Class A*	47,400	2,488,974
Health Net, Inc.*	61,900	1,501,694
IPC The Hospitalist Co.*	40,150	1,364,699
Lincare Holdings, Inc.*	107,084	3,942,833
Magellan Health Services, Inc.*	49,000	1,934,520
MEDNAX, Inc.*	42,200	2,399,492
Omnicare, Inc.	85,985	2,149,625
PSS World Medical, Inc.*	72,400	1,485,648

Security description	Number of shares	Value
Common stocks—(continued)
Health care providers & services—(concluded)
Psychiatric Solutions, Inc.*	90,900	$2,004,345
Universal Health Services, Inc., Class B	50,000	1,458,000
VCA Antech, Inc.*	164,919	4,187,293
		32,606,167
Health care technology—1.41%
Allscripts Healthcare Solutions, Inc.*	107,600	1,771,096
athenahealth, Inc.1,*	36,430	1,433,156
Cerner Corp.1,*	14,287	1,080,812
Quality Systems, Inc.[1]	18,297	943,027
		5,228,091
Hotels, restaurants & leisure—2.51%
Cheesecake Factory, Inc.*	80,400	1,699,656
Chipotle Mexican Grill, Inc.*	20,930	2,018,908
Home Inns & Hotels Management, Inc., ADR1,*	32,018	984,874
Panera Bread Co., Class A*	32,600	2,328,292
Wyndham Worldwide Corp.	109,900	2,306,801
		9,338,531
Internet & catalog retail—0.94%
Priceline.com, Inc.*	17,838	3,484,653
Internet software & services—2.69%
Art Technology Group, Inc.*	469,800	2,104,704
DealerTrack Holdings, Inc.*	195,635	3,515,561
Equinix, Inc.*	17,413	1,675,653
Rackspace Hosting, Inc.1,*	61,559	1,121,605
VistaPrint NV1,*	28,275	1,583,683
		10,001,206
IT services—3.44%
Alliance Data Systems Corp.1,*	59,122	3,515,394
Cass Information Systems, Inc.[1]	36,900	1,110,690
Forrester Research, Inc.*	49,000	1,327,410
Gartner, Inc.*	49,978	1,069,529
MAXIMUS, Inc.	32,600	1,560,236
SAIC, Inc.*	154,120	2,825,020
Telvent GIT SA	38,510	1,387,130
		12,795,409
Leisure equipment & products—0.38%
Polaris Industries, Inc.[1]	31,809	1,406,276
Life sciences tools & services—1.09%
Bruker Corp.*	162,200	1,990,194
MEDTOX Scientific, Inc.*	32,900	273,728
Techne Corp.	27,300	1,791,426
		4,055,348
Machinery—2.36%
Flowserve Corp.	18,553	1,672,924
Kaydon Corp.	44,005	1,438,523

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Machinery—(concluded)
Manitowoc Co., Inc.	104,600	$1,140,140
Terex Corp.*	231,789	4,531,475
		8,783,062
Media—1.95%
Cinemark Holdings, Inc.	211,000	2,991,980
Live Nation Entertainment, Inc.*	166,827	1,913,503
Regal Entertainment Group, Class A	157,500	2,326,275
		7,231,758
Oil, gas & consumable fuels—3.74%
Arena Resources, Inc.*	40,415	1,549,511
Brigham Exploration Co.*	58,400	761,536
Comstock Resources, Inc.*	81,328	3,170,979
Concho Resources, Inc.*	22,502	1,009,665
GMX Resources, Inc.1,*	141,800	1,501,662
Holly Corp.	52,887	1,380,350
Massey Energy Co.	37,644	1,450,047
Plains Exploration & Production Co.*	92,585	3,087,710
		13,911,460
Personal products—0.41%
Herbalife Ltd.	28,300	1,099,455
USANA Health Sciences, Inc.1,*	14,500	412,090
		1,511,545
Pharmaceuticals—0.81%
Auxilium Pharmaceuticals, Inc.1,*	29,447	829,227
Perrigo Co.	28,042	1,241,700
Salix Pharmaceuticals Ltd.*	32,749	958,236
		3,029,163
Professional services—1.71%
CoStar Group, Inc.1,*	23,700	957,006
Monster Worldwide, Inc.*	95,952	1,495,892
Resources Connection, Inc.*	102,500	1,830,650
Robert Half International, Inc.	77,259	2,079,812
		6,363,360
Road & rail—1.60%
Dollar Thrifty Automotive Group, Inc.*	91,400	2,226,504
Kansas City Southern*	71,385	2,120,135
Old Dominion Freight Line, Inc.*	58,800	1,617,000
		5,963,639
Semiconductors & semiconductor equipment—3.81%
ARM Holdings PLC, ADR[1]	144,200	1,307,894
Atmel Corp.*	374,030	1,735,499
Avago Technologies Ltd.*	83,650	1,453,837
Cabot Microelectronics Corp.*	34,000	1,195,100
Cree, Inc.*	21,200	1,185,292
Cymer, Inc.*	21,902	687,066

Security description	Number of shares	Value
Common stocks—(continued)
Semiconductors & semiconductor equipment—(concluded)
Power Integrations, Inc.	56,000	$1,747,760
Rudolph Technologies, Inc.*	43,900	275,253
Semtech Corp.*	124,050	1,858,269
Varian Semiconductor Equipment Associates, Inc.*	35,875	1,052,214
Veeco Instruments, Inc.*	52,160	1,659,731
		14,157,915
Software—7.89%
ANSYS, Inc.*	43,412	1,817,226
Blackboard, Inc.*	32,834	1,293,988
CommVault Systems, Inc.*	66,659	1,412,504
Concur Technologies, Inc.*	22,400	888,160
Guidance Software, Inc.*	79,300	420,290
Informatica Corp.*	192,141	4,551,820
NetSuite, Inc.1,*	78,700	1,242,673
Nuance Communications, Inc.*	258,035	3,875,686
Rosetta Stone, Inc.1,*	83,400	1,482,018
Rovi Corp.*	40,909	1,181,043
Solarwinds, Inc.1,*	46,700	907,381
Solera Holdings, Inc.	22,489	744,611
SuccessFactors, Inc.1,*	62,518	1,019,043
Sybase, Inc.*	40,700	1,655,269
TiVo, Inc.*	112,791	1,017,375
Ultimate Software Group, Inc.*	125,481	3,751,882
VanceInfo Technologies, Inc., ADR*	61,508	985,973
Verint Systems, Inc.*	59,228	1,083,873
		29,330,815
Specialty retail—3.62%
Abercrombie & Fitch Co., Class A	53,000	1,671,620
American Eagle Outfitters, Inc.	117,000	1,859,130
AnnTaylor Stores Corp.*	194,400	2,441,664
Guess?, Inc.	35,794	1,421,380
Gymboree Corp.*	39,805	1,552,793
The Men's Wearhouse, Inc.	72,700	1,464,905
Tiffany & Co.	36,465	1,480,844
Urban Outfitters, Inc.*	49,148	1,551,602
		13,443,938
Textiles, apparel & luxury goods—0.52%
The Warnaco Group, Inc.*	49,897	1,932,012
Thrifts & mortgage finance—0.78%
First Niagara Financial Group, Inc.	105,600	1,449,888
Washington Federal, Inc.	78,100	1,456,565
		2,906,453
Trading companies & distributors—0.47%
Beacon Roofing Supply, Inc.*	104,100	1,748,880
Transportation infrastructure—0.94%
Aegean Marine Petroleum Network, Inc.[1]	112,675	3,505,319

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
Wireless telecommunication services—0.56%
SBA Communications Corp., Class A*	63,059	$2,086,622
Total common stocks (cost—$328,643,083)		359,897,932
	Face amount
Repurchase agreement—1.02%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $3,850,057 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$3,848,493); proceeds: $3,773,003 (cost—$3,773,000)	$3,773,000	3,773,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—11.25%
Money market fund—11.25%
UBS Private Money Market Fund LLC[2] (cost—$41,828,322)	41,828,322	$41,828,322
Total investments (cost—$374,244,405)— 109.06%		405,499,254
Liabilities in excess of other assets—(9.06)%		(33,677,344)
Net assets—100.00%		$371,821,910

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $374,244,405; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$50,103,064
Gross unrealized depreciation	(18,848,215)
Net unrealized appreciation	$31,254,849

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2010.

2  The table below details the Portolio's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$98,587,174	$85,548,470	$142,307,322	$41,828,322	$167,373

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Small/Medium Co Growth Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
Common stocks	$359,897,932	$—	$—	$359,897,932
Repurchase agreement	—	3,773,000	—	3,773,000
Investment of cash collateral from securities loaned	—	41,828,322	—	41,828,322
Total	$359,897,932	$45,601,322	$—	$405,499,254

Issuer breakdown by country or territory of origin

Percentage of total investments
United States	95.6%
Marshall Islands	0.9
Cayman Islands	0.8
Switzerland	0.5
Bermuda	0.4
Netherlands	0.4
Canada	0.4
Singapore	0.4
Spain	0.3
United Kingdom	0.3
Total	100.0%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 3.43%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 2.66%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the MSCI EAFE Index (net) (the "benchmark") returned 6.93% and the Lipper International Large-Cap Core Funds category posted a median return of 5.50%. In September 2009, Lipper changed the Portfolio's peer group classification from the Lipper International Large Cap Growth Funds category to the Lipper International Large Cap Core category. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 137. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Martin Currie

Our portion of the Portfolio significantly underperformed its benchmark during the reporting period. It is clear that the unusual market conditions experienced in 2009 were not consistent with our investment style, which is based on fundamental stock picking. After performing well in the first quarter of 2009, stocks with successful characteristics such as financial quality, good value, strong growth and positive change have been penalized. Our stock selection was negative in all sectors except information technology (IT) and in all regions except for emerging markets, where it was neutral.

From an asset allocation perspective, our underweights in Japan and developed Asia detracted from relative results. Emerging markets, where we were overweight, generally performed well. Here, however, the poor performance of our Korean, Chinese and Brazilian holdings led to a negative relative return from the emerging markets section of our portion of the Portfolio. An underweight in the UK was a small plus, while our overweight in Europe made a more substantial positive contribution. On a sector basis, an overweight position in IT was helpful, while underweights in materials and consumer staples detracted from relative returns.

UBS PACE Select Advisors Trust – UBS PACE International Equity Investments

Investment Sub-Advisors:

Martin Currie Inc. ("Martin Currie"), Mondrian Investment Partners Limited ("Mondrian") and J.P. Morgan Investment Management Inc. ("J.P. Morgan")

Portfolio Managers:

Martin Currie: James Fairweather; Mondrian: Elizabeth A. Desmond, Nigel G. May and Emma R. E. Lewis;
J.P. Morgan: Beltran Lastra and Jaco Venter

Objective:

Capital appreciation

Investment process:

Martin Currie has a highly active "conviction" approach, seeking the best opportunities for growth across global stock markets. Martin Currie identifies change as the central dynamic behind stock price movement. This means recognizing change at the company level (management changes, product strategies, acquisitions, etc.) and at the macro level (legislative changes, economic prospects, sector dynamics, etc.). Determining the impact of these changes may lead to outperformance. Martin Currie believes its investment process allows it to identify, evaluate and exploit change at an early stage. In managing its segment of the Portfolio's assets, Martin Currie uses a fully integrated international investment process. So rather than running distinct regional portfolios, it compares and ranks stock opportunities across the whole investment universe. To help identify and evaluate the best stock ideas, Martin Currie employs fundamental company and sector research, together with its own proprietary quantitative screening tool.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Sub-Advisors' comments – continued

The main negatives from an individual stock perspective included several financials holdings. Equity issuance by a number of lenders weighed heavily on the sector and, with bank shares having risen so far from their lows in 2009, there was also an element of profit-taking at work. Barclays was our weakest holding in this sector and Hong Kong property stock Sun Hung Kai also detracted from performance. Our weakest holding was Netease, a Chinese online gaming company, which had a dispute with domestic regulators. As it became clear that regulatory problems were likely to persist, we sold the position. Other detractors included GS Engineering & Construction due to concerns over the pace of global growth.

Our top contributors included IT stocks Autonomy, ASM Lithography and Samsung Electronics. Elsewhere, our holding in Heineken was beneficial as the company benefited from its acquisition of FEMSA, a large beverage company in Latin America. UK resource stock Rio Tinto also performed strongly and avoiding troubled Volkswagen was a further positive for performance.

Mondrian

Our portion of the Portfolio modestly outperformed the benchmark during the reporting period. Stock selection added to returns over the period, primarily due to our holdings in the UK, Japan and Germany. In the UK, all of our energy stocks outperformed the benchmark, particularly BP and BG Group, which both gained over the reporting period. Also in the UK, our consumer-oriented stocks continued their strong performance, particularly Compass and Unilever. In Japan, our more defensive holdings outperformed as they regained some ground after underperforming in the first half of 2009. In particular, Takeda Pharmaceutical, Kao Corporation and Nitto Denko positively contributed to performance. In the UK, Unilever's strong performance was led by volume and price growth, as well as an increased contribution from emerging markets countries. BP posted robust third quarter 2009 results, due in part to new management and cost cutting. In Japan, JR West and Kao Corporation performed poorly during much of 2009. JR West had a difficult year due to reduced toll road charges and the impact of swine flu, which reduced both leisure and business travel. However, at the end of 2009, its shares rallied as passenger volumes from business and general travel increased. Kao Corp.'s underperformance was mainly due to the renewed threat

Investment process (concluded)

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that attempts to identify value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

J.P. Morgan manages its segment of the Portfolio's assets using a bottom-up, research-driven strategy that seeks to generate risk characteristics that closely match those of the benchmark, yet at the same time capitalize on the information advantage created by the firm's proprietary research capabilities to generate outperformance. The strategy is driven by valuation-based fundamental analysis, focused on normalized earnings and earnings growth. It seeks to maintain regional weights and sector/industry weights close to those of the benchmark. Stock selection is the focus, being the expected primary source of added value.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Sub-Advisors' comments – concluded

of deflation. Despite this, the results from restructuring its cosmetic marketing, coupled with more positive consumer sentiment, helped Kao's shares to outperform at the end of 2009 and in January 2010.

Allocation between sectors added to our relative returns as well, helped by our overweight position in the consumer staples sector and an underweight position in the financials sector. The financials sector was the weakest sector in the benchmark over the period. This was due, in part, to events in Dubai and the cost of complying with rulings on state aid and bank capital, which weighed on financial stocks. Our underweight exposure to the financials sector and stock selection within the sector were significant contributors to relative returns. In particular, Singaporean financial holding Overseas-Chinese Bank helped performance due to lower-than-expected non-performing loan charges. Wharf Holdings, a Hong Kong-based real estate group, also performed well as the property prices in Hong Kong continued their upward trajectory.

Currency allocation effects were positive over the period, in part due to the overweight exposure to the strong performing Australian dollar. However, at the country level, market selection detracted from relative investment returns, due in part to our overweight position in the Spanish and Singaporean markets and underweight positions in the UK and Norway.

JPMorgan

Our portion of the Portfolio outperformed the benchmark during the reporting period. Breaking down our portion of the Portfolio from a regional perspective, Europe and Japan contributed to performance, while the Pacific Rim was the sole detractor. Sector-wise, 13 of the 18 sectors in the benchmark aided our performance, with industrial cyclical, autos and basic industries adding the most value. In contrast, property, media and banks and finance were the largest detractors.

At the stock level, Nissan, the Japanese carmaker, was a strong performer during the reporting period. The company returned to profitability in its fiscal third quarter that ended December 31, 2009, thanks in part to stronger-than-expected sales in China and cost cutting. Management now hopes to post a net profit of ¥35 billion, considerably better than previous projections for a ¥40 billion net loss. On a negative note, Sumitomo Mitsui Financial Group, a Japanese bank, was a large underperformer, as Japanese banking stocks in general lagged during the reporting period. Throughout much of 2009, the stock had been held back, in large part by fears that it would have to raise additional capital in response to the more stringent standards being adopted by central banks worldwide. However, in January 2010, the stock rebounded. Sumitomo Mitsui Financial Group managed to raise roughly $10 billion in new capital, raising its core Tier 1 ratio (excluding hybrid securities and tax assets) to 6.5%, with few off-balance sheet items to worry about.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	3.36%	32.83%	1.78%	N/A	0.88%
maximum sales charge	Class B3	2.78%	31.55%	0.80%	N/A	0.26%[7]
or UBS PACE Select	Class C4	2.86%	31.61%	0.94%	N/A	0.06%
program fee	Class Y5	3.56%	33.38%	2.18%	N/A	1.48%
	Class P6	3.43%	33.13%	2.07%	(0.52)%	3.99%
After deducting	Class A2	(2.31)%	25.53%	0.64%	N/A	0.26%
maximum sales charge	Class B3	(2.22)%	26.55%	0.48%	N/A	0.26%[7]
or UBS PACE Select	Class C4	1.86%	30.61%	0.94%	N/A	0.06%
program fee	Class P6	2.66%	31.15%	0.55%	(2.00)%	2.44%
MSCI EAFE Index (net)[8]		6.93%	39.68%	2.99%	1.38%	4.45%
Lipper International Large-Cap Core median[9]		5.50%	38.57%	2.54%	0.66%	4.59%
Lipper International Large-Cap Growth Funds median[9]		6.05%	39.96%	3.35%	(0.26)%	5.57%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 18.69%; 5-year period, 1.39%; since inception, 0.88%; Class B—1-year period, 19.28%; 5-year period, 1.21%; since inception, 0.89%; Class C—1-year period, 23.43%; 5-year period, 1.69%; since inception, 0.69%; Class Y—1-year period, 25.95%; 5-year period, 2.93%; since inception, 2.13%; Class P—1-year period, 23.93%; 5-year period, 1.29%; 10-year period, (2.06)%; since inception, 2.87%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.46% and 1.46%; Class B—2.63% and 2.40%; Class C—2.31% and 2.31%; Class Y—1.06% and 1.06%; and Class P—1.22% and 1.22%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the Portfolio's ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.65%; Class B—2.40%; Class C—2.40%; Class Y—1.40%; and Class P—1.40%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, November 27, 2000 for Class A, B, and C shares and January 17, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The MSCI EAFE Index (net) is an index of stocks from 21 countries designed to measure the investment returns of developed economies outside of North America. Dividends are reinvested after the deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

9  On September 15, 2009, Lipper changed the peer group classification for UBS PACE International Equity Investments from the Lipper International Large-Cap Growth Funds category to the Lipper International Large-Cap Core category.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Net assets (mm)	$807.1
Number of holdings	269
Portfolio composition[1]	01/31/10
Common and preferred stocks	95.5%
ADRs and GDRs	3.3
Forward foreign currency contracts	(0.0)[2]
Cash equivalents and other assets less liabilities	1.2
Total	100.0%
Regional allocation (equity investments)[1]	01/31/10
Europe and European territories	62.4%
Asia	27.7
Oceania	7.0
The Americas	0.9
Russia	0.4
Africa	0.4
Total	98.8%
Top five countries (equity investments)[1]	01/31/10
United Kingdom	22.7%
Japan	20.0
France	9.2
Australia	6.8
Switzerland	6.7
Total	65.4%
Top five sectors[1]	01/31/10
Financials	20.9%
Consumer staples	12.7
Health care	10.1
Energy	9.8
Industrials	9.3
Total	62.8%
Top ten equity holdings[1]	01/31/10
BP PLC	3.2%
GlaxoSmithKline PLC	2.6
Banco Santander Central Hispano SA	2.1
Toyota Motor Corp.	1.9
Novartis AG	1.7
HSBC Holdings PLC	1.7
Total SA	1.6
RWE AG	1.5
France Telecom	1.5
Roche Holding Genussehein AG	1.4
Total	19.2%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2010.

ADR American Depositary Receipt

GDR Global Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2010

Common stocks

Aerospace & defense	0.06%
Airlines	0.08
Auto components	0.97
Automobiles	2.22
Beverages	2.56
Biotechnology	0.04
Building products	1.91
Capital markets	1.73
Chemicals	2.42
Commercial banks	12.49
Commercial services & supplies	0.52
Communications equipment	0.27
Computers & peripherals	0.56
Construction & engineering	1.20
Construction materials	0.12
Consumer finance	0.09
Containers & packaging	0.66
Distributors	0.03
Diversified consumer services	0.07
Diversified financial services	0.65
Diversified telecommunication services	6.59
Electrical equipment	1.10
Electric utilities	2.06
Electronic equipment, instruments & components	0.17
Energy equipment & services	0.68
Food & staples retailing	4.27
Food products	2.98
Gas utilities	0.39
Health care equipment & supplies	0.08
Health care providers & services	0.12
Hotels, restaurants & leisure	1.08
Household durables	1.87
Household products	1.28
Independent power producers & energy traders	0.57
Industrial conglomerates	1.99
Insurance	3.98
IT services	0.21
Leisure equipment & products	0.70
Machinery	0.87
Marine	0.73
Media	1.59
Metals & mining	3.72
Multiline retail	0.06
Multi-utilities	1.65
Office electronics	1.25
Oil, gas & consumable fuels	9.09

Common stocks—(concluded)

Paper & forest products	0.42%
Pharmaceuticals	9.85
Real estate investment trusts (REITs)	0.10
Real estate management & development	1.88
Road & rail	0.58
Semiconductors & semiconductor equipment	2.77
Software	0.84
Specialty retail	0.34
Tobacco	1.49
Trading companies & distributors	0.17
Transportation infrastructure	0.13
Water utilities	0.03
Wireless telecommunication services	2.20
Total common stocks	98.53

Preferred stocks

Automobiles	0.04
Household products	0.12
Multi-utilities	0.09
Total preferred stocks	0.25
Repurchase agreement	2.25
Investment of cash collateral from securities loaned	8.90
Liabilities in excess of other assets	(9.93)
Net assets	100.0%

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—98.53%
Australia—6.77%
Amcor Ltd.	979,115	$5,090,014
Australia & New Zealand Banking Group Ltd.	57,657	1,102,840
BHP Billiton Ltd.	70,169	2,431,958
BlueScope Steel Ltd.	94,252	217,160
Commonwealth Bank of Australia	19,924	933,746
Foster's Group Ltd.	1,321,236	6,191,543
Incitec Pivot Ltd.	1,701,011	5,039,376
Leighton Holdings Ltd.[1]	121,531	4,083,562
Macquarie Atlas Roads Group*	72,172	58,739
Macquarie Group Ltd.[1]	16,907	744,915
Macquarie Infrastructure Group[1]	360,861	386,549
National Australia Bank Ltd.	62,542	1,451,561
QBE Insurance Group Ltd.	357,644	7,227,016
Rio Tinto Ltd.[1]	17,445	1,041,469
Santos Ltd.	40,305	468,632
Telstra Corp. Ltd.	3,125,782	9,220,074
Wesfarmers Ltd.	273,134	6,600,447
Westfield Group	45,499	506,639
Westpac Banking Corp.	34,501	724,883
Woodside Petroleum Ltd.	15,695	585,571
Woolworths Ltd.	22,932	523,650
Total Australia common stocks		54,630,344
Austria—0.57%
Andritz AG	6,378	355,221
OMV AG	11,539	454,453
Wienerberger AG*	205,797	3,821,572
Total Austria common stocks		4,631,246
Belgium—0.31%
Anheuser-Busch InBev N.V.	6,808	339,960
Fortis*	407,261	1,424,485
Fortis STRIP VVPR2,*	151,262	210
KBC GROEP NV*	1,899	82,344
Nyrstar1,*	44,850	619,342
Total Belgium common stocks		2,466,341
Bermuda—0.57%
Esprit Holdings Ltd.	76,718	537,938
Hiscox Ltd.	70,142	384,021
Jardine Matheson Holdings Ltd.[1]	113,600	3,394,842
Li & Fung Ltd.	60,000	272,602
Total Bermuda common stocks		4,589,403
Brazil—0.86%
Vale SA, ADR	307,100	6,934,318
China—0.70%
Bank of China Ltd., Class H	11,859,000	5,674,875
Denmark—1.02%
AP Moller - Maersk A/S, Class B	86	666,925
Carlsberg A/S, Class B	80,609	5,977,108
D/S Norden A/S	13,405	580,985

Security description	Number of shares	Value
Common stocks—(continued)
Denmark—(concluded)
Novo-Nordisk A/S, Class B	14,935	$1,010,856
Total Denmark common stocks		8,235,874
Finland—0.73%
Nokia Oyj	111,243	1,535,576
Stora Enso Oyj, R Shares*	77,829	480,176
TietoEnator Oyj	17,853	396,936
UPM-Kymmene Oyj	267,641	2,933,974
YIT Oyj	25,163	557,672
Total Finland common stocks		5,904,334
France—9.16%
Alcatel-Lucent*	192,970	646,838
Arkema	5,914	224,473
Atos Origin SA*	14,901	690,471
AXA SA	30,429	629,476
BNP Paribas SA	22,636	1,612,035
Carrefour SA	214,666	10,498,009
Cie de Saint-Gobain[1]	205,663	9,881,434
Compagnie Generale des Etablissements Michelin	10,550	820,223
France Telecom	511,513	11,761,154
GDF Suez, STRIP VVPR2,*	23,226	32
Ipsos	5,658	177,746
Lafarge SA1	8,970	663,190
PagesJaunes Groupe[1]	50,258	540,841
PPR	4,286	521,901
Renault SA*	3,944	186,104
Rhodia SA*	36,137	634,700
Sanofi-Aventis	146,817	10,831,440
Societe Generale	92,865	5,395,323
Technip SA	76,267	5,157,828
Total SA	217,374	12,625,813
Vinci SA	7,756	413,212
Total France common stocks		73,912,243
Germany—5.09%
Allianz SE	6,941	768,366
BASF SE	14,818	840,192
Bayer AG	24,613	1,676,727
Daimler AG	25,053	1,154,516
Deutsche Bank AG	18,243	1,110,652
Deutsche Telekom AG	611,755	7,919,554
E.ON AG	31,843	1,169,169
Fielmann AG	2,718	215,720
Hamburger Hafen und Logistik AG (HHLA)[1]	10,871	403,869
Infineon Technologies AG*	41,062	226,474
MAN AG	65,157	4,371,303
Muenchener Rueckversicherungs- Gesellschaft AG (MunichRe)	608	91,209
RWE AG	133,685	11,847,602
Siemens AG1	103,237	9,250,767
Total Germany common stocks		41,046,120

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Greece—0.08%
EFG Eurobank Ergasias*	33,478	$282,921
National Bank of Greece SA*	16,324	353,739
Total Greece common stocks		636,660
Hong Kong—1.81%
Hang Lung Properties Ltd.	137,000	463,165
Hang Seng Bank Ltd.	30,300	423,799
Hong Kong Electric Holdings	789,500	4,414,929
Hutchison Whampoa Ltd.	124,000	844,048
Link REIT	109,500	262,873
New World Development Co. Ltd.	173,000	283,154
Sun Hung Kai Properties Ltd.	436,000	5,584,359
Wharf Holdings Ltd.	468,875	2,315,376
Total Hong Kong common stocks		14,591,703
Ireland—0.03%
Smurfit Kappa Group PLC*	25,020	227,934
Italy—2.26%
Atlantia SpA	9,506	236,806
Intesa Sanpaolo	164,362	481,755
Intesa Sanpaolo SpA EURO 52*	1,349,372	5,127,606
Snam Rete Gas SpA	353,439	1,661,117
UniCredito Italiano SpA*	3,844,697	10,706,227
Total Italy common stocks		18,213,511
Japan—20.00%
Aisin Seiki Co. Ltd.	18,000	474,250
Asahi Glass Co. Ltd.[1]	19,000	190,539
Astellas Pharma, Inc.	211,500	7,796,492
Benesse Corp.	13,300	558,914
Bridgestone Corp.[1]	387,800	6,181,055
Canon, Inc.	257,200	10,066,120
Chugai Pharmaceutical Co. Ltd.[1]	20,600	367,615
COMSYS Holdings Corp.	33,800	334,609
Daikin Industries Ltd.	18,795	694,111
Daito Trust Construction Co. Ltd.	8,500	403,637
DIC Corp.	192,000	341,084
East Japan Railway Co.	14,300	960,007
Elpida Memory, Inc.*	33,000	577,822
Fast Retailing Co. Ltd.[1]	3,200	531,797
Fuji Electric Holdings Co. Ltd.*	184,000	364,015
FUJIFILM Holdings Corp.	18,700	598,963
Hitachi Capital Corp.	25,600	345,256
INPEX Corp.	473	3,456,325
Japan Tobacco, Inc.	409	1,474,682
JFE Holdings, Inc.	30,200	1,048,348
JS Group Corp.	19,800	349,260
Kao Corp.	395,900	9,567,865
KDDI Corp.	1,326	6,992,788
Kirin Holdings Co. Ltd.	50,000	763,566
Minebea Co. Ltd.	171,000	904,375
Mitsubishi Electric Corp.*	204,000	1,588,702

Security description	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Mitsubishi Tokyo Financial Group, Inc.	282,900	$1,455,577
Mitsui & Co. Ltd.	13,700	200,229
Mitsui Fudosan Co. Ltd.	294,000	4,968,605
Nikon Corp.	275,000	5,625,505
Nippon Express Co. Ltd.	93,000	391,329
Nippon Mining Holdings, Inc.	69,500	298,756
Nippon Oil Corp.	82,000	382,267
Nippon Sheet Glass Co. Ltd.	190,000	488,531
Nippon Telegraph & Telephone Corp. (NTT)	30,700	1,296,738
Nippon Yusen Kabushiki Kaisha	1,341,000	4,648,106
Nissan Motor Co. Ltd.*	130,900	1,058,513
Nitori Co. Ltd.	9,300	704,767
Nitto Denko Corp.	114,400	4,399,893
Nomura Holdings, Inc.	678,700	5,079,296
Nomura Research Institute Ltd.[1]	18,700	418,627
Olympus Corp.[1]	21,900	652,481
ORIX Corp.[1]	5,430	406,560
Panasonic Corp.[1]	444,700	6,995,719
Sekisui House Ltd.[1]	292,000	2,769,200
Seven & I Holdings Co. Ltd.[1]	335,500	7,340,817
Shin-Etsu Chemical Co. Ltd.	119,700	6,234,408
Softbank Corp.[1]	35,900	913,919
Sony Corp.	11,900	396,250
Sony Financial Holdings, Inc.	218	600,415
Sumitomo Corp.[1]	84,000	943,583
Sumitomo Heavy Industries Ltd.*	52,000	265,488
Sumitomo Mitsui Financial Group, Inc.[1]	41,632	1,345,256
Sumitomo Realty & Development Co. Ltd.	25,000	442,788
Suzuken Co. Ltd.[1]	20,300	679,070
Takeda Pharmaceutical Co.	238,200	10,471,611
TDK Corp.	11,500	740,181
The Bank of Yokohama Ltd.[1]	996,000	4,720,092
Tokio Marine Holdings, Inc.	228,300	6,149,135
Tokyo Electric Power Co., Inc.	33,200	895,432
Tokyo Gas Co. Ltd.	193,000	781,756
Toyota Motor Corp.	403,807	15,485,726
Ube Industries Ltd.	355,000	918,224
West Japan Railway Co.	853	2,941,753
Total Japan common stocks		161,438,800
Jersey—0.09%
Shire Ltd.	37,725	747,549
Luxembourg—0.66%
ArcelorMittal[1]	140,090	5,360,799
Netherlands—5.46%
ASML Holding N.V.	208,601	6,569,319
Crucell N.V.*	16,282	317,496
European Aeronautic Defense and Space Co.	25,091	489,188

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Netherlands—(concluded)
Gemalto N.V.1,*	114,942	$4,555,810
Heineken N.V.	143,114	7,033,863
ING Groep N.V.*	554,720	5,213,964
Koninklijke Ahold N.V.	39,798	500,865
Koninklijke DSM N.V.	18,602	862,073
Koninklijke (Royal) KPN N.V.	74,722	1,239,173
Koninklijke (Royal) Philips Electronics N.V.	63,081	1,906,839
Mediq N.V.	15,191	273,266
Reed Elsevier N.V.	464,706	5,597,640
Unilever N.V.[1]	310,162	9,521,236
Total Netherlands common stocks		44,080,732
New Zealand—0.26%
Telecom Corp. of New Zealand Ltd.	1,265,864	2,115,373
Norway—0.92%
DnB NOR ASA*	307,400	3,498,834
Orkla ASA	42,561	383,013
Sevan Marine ASA1,*	217,644	311,275
Storebrand ASA*	462,115	3,226,555
Total Norway common stocks		7,419,677
Russia—0.40%
Rosneft Oil Co., GDR	415,200	3,234,408
Singapore—2.53%
Capitaland Ltd.	90,000	244,606
City Developments Ltd.[1]	58,000	438,700
DBS Group Holdings Ltd.	576,000	5,806,617
Oversea-Chinese Banking Corp.	542,388	3,142,426
Singapore Airlines Ltd.	62,740	610,352
Singapore Telecommunications Ltd.	2,541,120	5,402,711
United Overseas Bank Ltd.	371,000	4,780,510
Total Singapore common stocks		20,425,922
South Africa—0.34%
Sasol Ltd.	74,531	2,779,280
South Korea—1.22%
GS Engineering & Construction Corp.	48,481	3,702,118
Samsung Electronics Co. Ltd., GDR[3]	17,759	6,126,855
Total South Korea common stocks		9,828,973
Spain—5.61%
Banco Bilbao Vizcaya Argentaria SA	86,899	1,320,229
Banco Santander Central Hispano SA1	1,192,160	16,796,875
Enagas	35,827	743,845

Security description	Number of shares	Value
Common stocks—(continued)
Spain—(concluded)
Iberdrola Renovables SA1	1,042,875	$4,630,131
Iberdrola SA	1,191,044	10,124,240
Prosegur, Compania de Seguridad SA	7,408	334,902
Telefonica SA	463,353	11,129,728
Viscofan SA	7,031	182,360
Total Spain common stocks		45,262,310
Sweden—0.24%
Electrolux AB, Series B*	42,979	1,019,090
Intrum Justitia AB1	31,872	388,987
Nordea Bank AB1	55,052	505,362
Total Sweden common stocks		1,913,439
Switzerland—6.71%
ABB Ltd.*	380,919	6,889,366
Credit Suisse Group	162,000	7,021,968
Georg Fischer AG*	502	134,061
Holcim Ltd.*	4,850	333,933
Nestle SA	63,065	2,984,207
Novartis AG	263,204	14,097,254
Petroplus Holdings AG1,*	220,412	3,694,331
Roche Holding Genussehein AG	67,751	11,378,521
Zurich Financial Services AG	36,041	7,637,032
Total Switzerland common stocks		54,170,673
Taiwan—1.45%
Chunghwa Telecom Co. Ltd., ADR	148,898	2,826,084
Taiwan Semiconductor Manufacturing Co. Ltd.	707,000	1,349,055
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	739,690	7,515,251
Total Taiwan common stocks		11,690,390
United Kingdom—22.68%
Afren PLC*	248,733	354,534
Amlin PLC	94,692	587,977
Anglo American PLC*	23,487	852,206
Autonomy Corp. PLC*	273,500	6,799,626
Aviva PLC	371,464	2,295,016
Babcock International Group PLC	390,668	3,482,759
Barclays PLC	1,459,520	6,250,539
Beazley PLC	238,788	397,982
BG Group PLC	397,162	7,273,258
BP PLC	2,777,613	25,995,270
British American Tobacco PLC	293,809	9,687,245
Britvic PLC	55,260	372,021
Cable & Wireless PLC	110,225	248,189
Cairn Energy PLC*	55,083	283,904
Carillion PLC	120,233	572,112
Compass Group PLC	1,103,604	7,504,541
Cookson Group PLC*	46,056	312,267

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
United Kingdom—(concluded)
Domino's Pizza UK & IRL PLC	99,527	$505,048
GKN PLC*	199,495	362,734
GlaxoSmithKline PLC	1,085,232	21,127,078
HSBC Holdings PLC[4]	85,066	906,833
HSBC Holdings PLC[5]	1,255,941	13,460,839
IMI PLC	110,376	957,084
Imperial Tobacco Group PLC	28,039	905,730
InterContinental Hotels Group PLC	48,752	696,652
J Sainsbury PLC	149,327	770,525
Kesa Electricals PLC	149,893	306,215
Lloyds TSB Group PLC*	1,531,660	1,241,106
Logica PLC	104,184	194,967
National Grid PLC	144,596	1,455,589
Pearson PLC	459,767	6,530,974
Pennon Group PLC	33,682	276,724
Persimmon PLC*	570,207	3,928,294
Peter Hambro Mining PLC*	21,614	301,593
Premier Foods PLC*	575,564	295,967
Prudential PLC	73,376	668,718
Reckitt Benckiser Group PLC	14,243	740,328
Rio Tinto PLC	222,372	10,670,156
Royal Dutch Shell PLC, A Shares[5]	52,955	1,461,136
Royal Dutch Shell PLC, A Shares[6]	339,496	9,506,007
Royal Dutch Shell PLC, B Shares[5]	20,349	543,373
SIG PLC*	126,823	231,331
Stagecoach Group PLC	137,037	383,520
Standard Chartered PLC	54,307	1,241,514
Tesco PLC	128,362	868,238
Unilever PLC	362,208	11,046,875
Vodafone Group PLC	4,597,671	9,877,181
WH Smith PLC	51,947	413,564
William Morrison Supermarkets PLC	1,592,425	7,323,858
Xstrata PLC*	34,098	557,606
Total United Kingdom common stocks		183,026,803
Total common stocks (cost—$784,753,549)		795,190,034

Security description	Number of shares	Value
Preferred stocks—0.25%
Germany—0.25%
Henkel AG & Co. KGaA Vorzug	19,031	$967,849
Porsche Automobil Holding SE	1,538	87,194
RWE AG	8,353	677,324
Volkswagen AG	3,273	264,425
Total preferred stocks (cost—$2,160,640)		1,996,792
	Face amount
Repurchase agreement—2.25%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $18,575,785 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$18,568,241); proceeds: $18,204,015 (cost—$18,204,000)	$18,204,000	18,204,000
	Number of shares
Investment of cash collateral from securities loaned—8.90%
Money market fund—8.90%
UBS Private Money Market Fund LLC[7] (cost—$71,834,011)	71,834,011	71,834,011
Total investments (cost—$876,952,200)— 109.93%		887,224,837
Liabilities in excess of other assets—(9.93)%		(80,135,469)
Net assets—100.00%		$807,089,368

Aggregate cost for federal income tax purposes, which was substantally the same for book purposes, was $876,952,200; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$77,258,673
Gross unrealized depreciation	(66,986,036)
Net unrealized appreciation	$10,272,637

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2010.

2  Illiquid securities representing 0.00% of net assets as of January 31, 2010.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.76% of net assets as of January 31, 2010, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

4  Security is traded on the Hong Kong Exchange.

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

5  Security is traded on the London Exchange.

6  Security is traded on the Netherlands Exchange.

7  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$113,067,670	$270,302,623	$311,536,282	$71,834,011	$145,917

ADR   American Depositary Receipt

GDR   Global Depositary Receipt

REIT   Real Estate Investment Trust

STRIP   Separate Trading of Registered Interest and Principal of Securities

VVPR   Verminderde Voorheffing Precompte Reduit (Belgium dividend coupon)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Euro	854,171	SEK	8,708,053	04/12/10	$(5,434)
Euro	532,434	USD	763,271	04/12/10	25,177
Euro	433,598	USD	604,887	04/12/10	3,806
Great Britain Pound	1,500,575	USD	2,387,477	04/12/10	(9,998)
Japanese Yen	94,000,000	USD	1,021,439	04/12/10	(20,215)
United States Dollar	1,126,471	AUD	1,240,000	04/12/10	(37,594)
United States Dollar	1,635,395	CHF	1,691,652	04/12/10	(39,909)
United States Dollar	1,026,483	JPY	94,000,000	04/12/10	15,171
United States Dollar	704,234	SEK	5,011,879	04/12/10	(25,855)
					$(94,851)

Currency type abbreviations:

AUD   Australian Dollar

CHF   Swiss Franc

JPY   Japanese Yen

SEK   Swedish Krona

USD   United States Dollar

UBS PACE Select Advisors Trust

UBS PACE International Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)[8]	Other significant observable inputs (Level 2)[8]	Unobservable inputs (Level 3)	Total
Common stocks	$36,201,662	$758,988,372	$—	$795,190,034
Preferred stocks	—	1,996,792	—	1,996,792
Repurchase agreement	—	18,204,000	—	18,204,000
Investment of cash collateral from securities loaned	—	71,834,011	—	71,834,011
Other financial instruments, net[9]	—	(94,851)	—	(94,851)
Total	$36,201,662	$850,928,324	$—	$887,129,986

8  The Portfolio may hold securities which are periodically fair valued in accordance with the Portfolio's fair valuation policy. This may result in movements between Level 1 and Level 2 throughout the fiscal year.

9  Other financial instruments include forward foreign currency contracts.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) during the six months ended January 31, 2010:

Rights
Beginning balance	$0
Net purchases/(sales)	0
Accrued discounts/(premiums)	—
Total realized gain/(loss)	0
Net change in unrealized appreciation/depreciation	—
Net transfers in/(out) of Level 3	—
Ending balance	$—

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 9.38%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 8.56%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the MSCI Emerging Markets Index (the "benchmark") returned 11.49%, and the Lipper Emerging Markets Funds category posted a median return of 10.53%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 149. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Gartmore

Our portion of the Portfolio performed largely in line with the benchmark during the reporting period. We were positioned in expectation of broad-based, domestic and global economic recoveries, with overweight positions in the materials and consumer discretionary sectors. Conversely, underweight positions were held in defensive market areas with lesser growth prospects, such as utilities and telecommunications. In style terms, we sought to emphasize companies with valuations below their sector or industry averages, and those offering the potential to deliver strong growth in an economic recovery.

Our investments in Thai companies Preuksa Real Estate and Banpu were the most beneficial. Preuksa Real Estate performed well after reporting record numbers in the third quarter of 2009. Thailand banks have loosened their mortgage lending requirements and demand in its property market has subsequently begun to recover. Evidence of China's increasing demand for imported coal supported energy producer Banpu. Several of our positions in Chinese companies, including China Agri-Industries, Kingboard Chemical Holdings and CNPC (Hong Kong) also performed well. However, Chinese real estate companies Sino Ocean Land and SRE Group were among our principal detractors, amid growing fears that

UBS PACE Select Advisors Trust – UBS PACE International Emerging Markets Equity Investments

Investment Sub-Advisors:

Gartmore Global Partners ("Gartmore") and Mondrian Investment Partners Limited ("Mondrian")

Portfolio Managers:

Gartmore: Christopher Palmer;

Mondrian: Robert Akester, Ginny Chong, and Gregory Halton

Objective:

Capital appreciation

Investment process:

Gartmore seeks to identify companies where it believes the market has underestimated the prospects for earnings potential. Gartmore employs a stringent analysis of strategic factors, industry dynamics and the assessment of individual company franchises. It focuses on bottom-up stock picking within a risk-controlled environment.

Mondrian conducts research on a global basis in an effort to identify securities that have the potential for capital appreciation over a market cycle. The center of its research effort is a value-oriented dividend discount methodology toward individual securities and market analysis that identifies value across country boundaries. This approach focuses on future anticipated dividends, and discounts the value of those dividends back to what they would be worth if they were being paid today. Comparisons of the values of different possible investments are then made. In an international portfolio, currency returns can be an integral component of an investment's total return. Mondrian uses a

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – continued

China would act to slow credit flows to the property sector. An overweight position in Petrobras was another detractor as shares in Brazil's national oil company gave back some of their very strong gains from earlier in the year. We continue to believe that Petrobras represents one of the most compelling stories in global oil, as it has strong production growth momentum and a proven ability to capitalize on new discoveries.

Changes made over the period included the introduction of new holdings in Weichai Power, a Chinese manufacturer of diesel engines for heavy trucks; Novatek, Russia's largest independent gas producer; Mexican chemicals products group Mexichem; and Antofagasta, a Chilean copper miner. Sales were made of positions in Indiabulls Real Estate, Russian hydro-electricity producer RusHydro and South Africa's Impala Platinum. The proceeds from the sale of Impala Platinum were used to fund the purchase of shares of Antofagasta.

We are seeing a recovery in cash generation across a broad range of sectors and industries. Therefore, we have a healthy exposure to energy and other cyclical industries. We are finding attractive investment opportunities in resource-rich countries such as India, Brazil and Russia. The global economic recovery also reinforces our conviction in a broad range of domestic consumer discretionary companies with operations worldwide. These include automakers and manufacturers of branded consumer durables.

Mondrian

Our portion of the Portfolio underperformed the benchmark during the reporting period. While stock selection and overall country positioning were beneficial to performance, currency performance undermined these gains.

Stock selection in most sectors was positive for performance, especially in energy and industrials. In contrast, select information technology stocks had a negative impact on results. In addition, a cautious stance in the materials sector and a preference for the relatively stable and high yielding telecommunications sector detracted from our performance during the period.

Asia was our most successful region, although the Chinese market was among the worst performers during the period. Our holdings in China Yurun Food and Beijing Enterprises were among our best performers given expectations of rising domestic consumption-led growth in China. China Yurun is a pork producer which reported strong volume growth. Beijing Enterprises is an industrial conglomerate in the gas distribution and transmission sector, that is benefiting from increasing consumption of gas in China. Stock selection elsewhere in Asia was less successful, as our bank and telecommunication holdings were notable laggards.

In Europe, Turkey was the strongest performer, both in terms of our overweight position and stock selection. Turkey's stock market advanced, as cuts in interest rates stimulated the banking sector and the broader market. In particular, our holdings in automaker Tofas and petroleum refiner Tupras enhanced our results.

Investment process (concluded)

purchasing power parity approach to assess the value of individual currencies. Purchasing power parity attempts to identify the amount of goods and services that a dollar will buy in the United States, and compares that to the amount of a foreign currency required to buy the same amount of goods and services in another country.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Sub-Advisors' comments – concluded

These gains were offset by an overly cautious stance in Russia, where an underweight position and a focus on defensive stocks detracted from relative results.

Latin America's impact on performance was broadly neutral, as successful positioning in Chile, Colombia and Mexico were offset by our cautious stance in Brazil. With a view that the Brazilian currency was overvalued and stock valuations overall were challenging, our portion of the Portfolio was underexposed to the Brazilian market.

Special considerations

The Portfolio may be appropriate for long-term investors seeking capital appreciation who are able to withstand short-term fluctuations in the equity markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies in whose securities the Portfolio invests. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	5 years	10 years	Since inception[1]
Before deducting	Class A2	9.33%	71.12%	11.23%	N/A	9.78%
maximum sales charge	Class B3	8.88%	69.92%	10.27%	N/A	10.07%[7]
or UBS PACE Select	Class C4	9.02%	69.97%	10.38%	N/A	9.78%
program fee	Class Y5	9.51%	71.83%	11.68%	N/A	10.15%
Class P6		9.38%	71.17%	11.26%	5.00%	4.88%
After deducting	Class A2	3.28%	61.78%	9.97%	N/A	9.11%
maximum sales charge	Class B3	3.88%	64.92%	10.05%	N/A	10.07%[7]
or UBS PACE Select	Class C4	8.02%	68.97%	10.38%	N/A	9.78%
program feeClass P6		8.56%	68.62%	9.60%	3.44%	3.31%
MSCI Emerging Markets Index[8]		11.49%	80.66%	14.49%	9.42%	7.48%
Lipper Emerging Markets Funds median		10.53%	76.85%	11.87%	8.51%	7.11%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 55.18%; 5-year period, 11.22%; since inception, 9.78%; Class B—1-year period,  57.88%; 5-year period, 11.28%; since inception, 10.75%; Class C—1-year period, 61.85%; 5-year period, 11.62%; since inception, 10.46%; Class Y—1-year period, 64.91%; 5-year period, 12.95%; since inception, 10.85%; Class P—1-year period, 61.68%; 5-year period, 10.84%; 10-year period, 3.75%; since inception, 3.68%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—1.93% and 1.93%; Class B—2.72% and 2.72%; Class C—2.67% and 2.67%; Class Y—1.47% and 1.47%; and Class P—1.97% and 1.97%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses.

1  Since inception returns are calculated as of commencement of issuance on August 24, 1995 for Class P shares, December 11, 2000 for Class A shares, December 22, 2000 for Class B shares, December 1, 2000 for Class C shares and February 9, 2001 for Class Y shares. Since inception returns for the Index and Lipper median are shown as of August 31, 1995, which is the month-end after the inception date of the oldest share class (Class P).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  Assumes the conversion of Class B to Class A shares at the end of the sixth year.

8  The MSCI Emerging Markets Index is a market capitalization-weighted index composed of companies representative of the market structure of 22 emerging market countries in Europe, Latin America, and the Pacific Basin. The Index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Net assets (mm)	$273.9
Number of holdings	157
Portfolio composition[1]	01/31/10
Common stocks, preferred stocks and rights	79.9%
ADRs, ADSs, GDRs and NVDRs	18.5
Corporate bond	0.0 [2]
Cash equivalents and other assets less liabilities	1.6
Total	100.0%
Regional allocation (equity investments)[1]	01/31/10
Asia	55.4%
The Americas	20.4
Europe and European territories	9.7
Africa	7.0
Russia	5.9
Total	98.4%
Top five countries (equity investments)[1]	01/31/10
Brazil	12.8%
Taiwan	12.4
South Korea	9.1
China	8.5
Hong Kong	6.9
Total	49.7%
Top five sectors[1]	01/31/10
Financials	21.8%
Information technology	14.8
Telecommunication services	13.8
Energy	13.6
Materials	9.2
Total	73.2%
Top ten equity holdings[1]	01/31/10
China Construction Bank Corp.	2.4%
China Mobile (Hong Kong) Ltd.	2.3
Taiwan Semiconductor Manufacturing Co. Ltd.	2.2
Samsung Electronics Co. Ltd.	2.0
Lite-On Technology Corp.	1.6
MediaTek, Inc.	1.6
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	1.6
Petroleo Brasileiro SA—Petrobras	1.6
KazMunaiGas Exploration Production, GDR	1.6
KT&G Corp.	1.6
Total	18.5%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2010.

ADR American Depositary Receipt

ADS American Depositary Shares

GDR Global Depositary Receipt

NVDR Non Voting Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2010

Common stocks

Automobiles	2.42%
Capital markets	0.29
Chemicals	1.01
Commercial banks	16.06
Computers & peripherals	3.83
Construction & engineering	0.46
Construction materials	0.96
Consumer finance	0.50
Diversified financial services	1.66
Diversified telecommunication services	3.76
Electric utilities	3.85
Electronic equipment, instruments & components	1.19
Food & staples retailing	2.41
Food products	2.00
Gas utilities	0.67
Household durables	1.14
Household products	0.31
Independent power producers & energy traders	1.51
Industrial conglomerates	0.89
Insurance	0.35
Internet software & services	0.50
IT services	2.54
Machinery	0.42
Marine	1.44
Media	0.36
Metals & mining	5.93
Oil, gas & consumable fuels	13.56
Personal products	0.37
Pharmaceuticals	0.13
Real estate management & development	2.09
Semiconductors & semiconductor equipment	6.21
Specialty retail	0.48
Tobacco	1.57
Transportation infrastructure	3.69
Water utilities	0.21
Wireless telecommunication services	9.41
Total common stocks	94.18

Preferred stocks

Automobiles	0.75%
Commercial banks	0.87
Independent power producers & energy traders	0.18
Metals & mining	1.32
Semiconductors & semiconductor equipment	0.51
Total preferred stocks	3.63
Rights	0.59

Corporate bond

Metals & mining	0.00
Repurchase agreement	1.00
Investment of cash collateral from securities loaned	2.06
Liabilities in excess of other assets	(1.46)
Net assets	100.0%

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—94.18%
Bermuda—2.36%
China Yurun Food Group Ltd.	926,000	$2,594,091
CNPC Hong Kong Ltd.	1,284,000	1,586,791
Cosco Pacific Ltd.	254,000	367,825
GOME Electrical Appliances Holdings Ltd.*	3,720,000	1,300,631
SRE Group Ltd.*	6,834,000	611,143
Total Bermuda common stocks		6,460,481
Brazil—10.41%
AES Tiete SA	41,600	379,586
Banco Santander Brasil SA, ADS	31,200	375,648
BM&F BOVESPA SA	121,000	817,151
Cia Brasileira de Meios de Pagamento	277,040	2,204,562
Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR[1]	26,783	1,786,962
Companhia de Concessoes Rodoviarias (CCR)	177,969	3,797,301
Companhia Siderurgica Nacional SA (CSN), ADR[1]	45,998	1,339,462
CPFL Energia SA	86,900	1,672,537
CPFL Energia SA, ADR[1]	14,800	874,532
Cyrela Brazil Realty SA	145,800	1,673,799
Itau Unibanco Banco Multiplo SA, ADR	121,563	2,329,147
MPX Mineracao e Energia SA	53,300	651,759
Petroleo Brasileiro SA—Petrobras	108,896	4,417,911
Redecard SA	175,800	2,457,470
Santos Brasil Participacoes SA*	44,900	375,159
Tele Norte Leste Participacoes SA Tetemar, ADR[1]	70,261	1,252,051
Vale SA, ADR	92,600	2,090,908
Total Brazil common stocks		28,495,945
Cayman Islands—2.25%
Agile Property Holdings Ltd.	978,000	1,220,902
Baidu, Inc., ADR*	3,300	1,358,643
Hengan International Group Co. Ltd.	153,000	1,022,093
Kingboard Chemical Holdings Ltd.	418,500	1,780,184
Want Want China Holdings Ltd.	1,244,000	793,741
Total Cayman Islands common stocks		6,175,563
Chile—1.95%
Banco Santander Chile SA, ADR	21,300	1,316,979
Enersis SA, ADR	149,500	3,432,520
Inversiones Aguas Metropolitanas SA (IAM), ADR[2]	23,900	582,983
Total Chile common stocks		5,332,482

Security description	Number of shares	Value
Common stocks—(continued)
China—8.48%
China Bluechemical Ltd., Class H	1,366,000	$884,566
China Construction Bank Corp.	8,556,000	6,529,403
China Longyuan Power Group Corp., Class H*	581,700	719,263
China Merchants Bank Co. Ltd., Class H	642,500	1,480,436
China Pacific Insurance (Group) Co. Ltd., Class H*	260,000	967,806
China Shenhua Energy Co. Ltd., Class H	536,000	2,284,819
China Shipping Development Co. Ltd., Class H	2,500,300	3,938,617
Industrial & Commercial Bank of China Ltd., Class H	5,054,930	3,674,573
Jiangsu Expressway Co. Ltd., Class H	1,776,000	1,580,733
Weichai Power Co. Ltd., Class H	161,000	1,153,132
Total China common stocks		23,213,348
Colombia—1.14%
Bancolombia SA	72,306	3,116,389
Czech Republic—2.18%
CEZ	50,059	2,433,867
Komercni Banka A.S.	11,973	2,414,731
Telefonica O2 Czech Republic A.S.	47,139	1,115,870
Total Czech Republic common stocks		5,964,468
Egypt—1.00%
Commercial International Bank	69,317	759,524
Egyptian Co. for Mobile Services (MobiNil)	21,068	875,819
Orascom Telecom Holding S.A.E., GDR[3,4]	80,247	436,586
Telecom Egypt, GDR	42,286	676,576
Total Egypt common stocks		2,748,505
Hong Kong—6.93%
Beijing Enterprises Holdings Ltd.	168,000	1,169,184
China Agri-Industries Holdings Ltd.	1,158,000	1,570,713
China Merchants Holdings International Co. Ltd.	714,000	2,375,715
China Mobile (Hong Kong) Ltd.	657,200	6,198,826
China Power International Development Ltd.*	3,584,000	887,927
China Resources Power Holdings Co. Ltd.	244,000	470,962
CNOOC Ltd.	2,433,900	3,416,272
Denway Motors Ltd.	2,831,100	1,620,139
Sino-Ocean Land Holdings Ltd.	1,561,734	1,263,806
Total Hong Kong common stocks		18,973,544

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Hungary—0.50%
OTP Bank Nyrt.1,*	47,085	$1,357,456
India—5.63%
Axis Bank Ltd.	101,365	2,207,359
Axis Bank Ltd., GDR	27,500	596,750
Bank of India	174,489	1,360,208
Bharti Airtel Ltd.	392,837	2,597,989
Grasim Industries Ltd.	25,500	1,433,259
HCL Technologies Ltd.	96,806	724,096
Maruti Suzuki India Ltd.	45,582	1,360,879
Mphasis Ltd.*	107,741	1,575,804
Rural Electrification Corp. Ltd.	140,765	727,489
Sesa Goa Ltd.	148,757	1,108,357
Sun Pharmaceutical Industries Ltd.	10,749	342,168
Tata Power Co. Ltd.	49,420	1,394,544
Total India common stocks		15,428,902
Indonesia—1.80%
PT Bank Central Asia Tbk	3,199,900	1,702,573
PT Bumi Resources Tbk	5,337,000	1,403,797
PT Perusahaan Gas Negara	4,562,000	1,828,691
Total Indonesia common stocks		4,935,061
Israel—1.15%
Bezeq Israeli Telecommunication Corp. Ltd.	1,238,519	3,161,874
Kazakhstan—1.58%
KazMunaiGas Exploration Production, GDR	170,009	4,318,229
Malaysia—1.00%
Axiata Group Berhad*	1,233,400	1,177,645
Maxis Berhad	996,800	1,568,863
Total Malaysia common stocks		2,746,508
Mexico—4.58%
America Movil SA de C.V., ADR, Series L	68,244	2,978,851
Banco Compartamos SA de C.V.	286,200	1,378,486
Grupo Aeroportuario del Pacifico SA de C.V., ADR	51,500	1,617,615
Grupo Mexico SAB de C.V., Series B	638,113	1,295,252
Grupo Televisa SA, ADR	50,800	992,632
Kimberly-Clark de Mexico SA de C.V., Series A	189,500	846,086
Mexichem SA de C.V.	259,300	557,059
Urbi, Desarrollos Urbanos, SA de C.V.1,*	697,417	1,454,018
Wal-Mart de Mexico SA de C.V., Series V	320,090	1,419,115
Total Mexico common stocks		12,539,114

Security description	Number of shares	Value
Common stocks—(continued)
Morocco—0.19%
Compagnie Generale Immobiliere	2,534	$520,016
Philippines—1.28%
Megaworld Corp.	31,225,900	800,593
Philippine Long Distance Telephone Co., ADR	48,300	2,703,351
Total Philippines common stocks		3,503,944
Poland—1.52%
Bank Pekao SA*	36,309	2,104,060
KGHM Polska Miedz SA	40,438	1,326,635
Polska Grupa Energetyczna SA*	91,202	736,948
Total Poland common stocks		4,167,643
Russia—5.85%
Gazprom, ADR[5]	58,906	1,436,869
Gazprom, ADR[6]	63,700	1,567,657
LUKOIL, ADR	50,712	2,819,587
Magnitogorsk Iron & Steel Works, GDR	99,000	1,253,340
Mining & Metallurgical Co. Norilsk Nickel, ADR*	88,600	1,377,730
Mobile TeleSystems, ADR	11,700	559,026
NovaTek OAO, GDR	16,300	1,144,878
Rosneft Oil Co., GDR	247,877	1,930,962
Sberbank	468,011	1,346,316
SOLLERS3,*	56,452	762,102
Tatneft, ADR	25,000	780,000
Vimpel-Communications, ADR	56,881	1,031,821
Total Russia common stocks		16,010,288
South Africa—5.22%
African Bank Investments Ltd.	772,336	2,994,781
Investec Ltd.	111,492	790,955
Kumba Iron Ore Ltd.	33,215	1,408,374
MTN Group Ltd.	58,161	828,716
Pretoria Portland Cement Co. Ltd.	271,281	1,185,159
Sasol Ltd.	74,860	2,791,548
Shoprite Holdings Ltd.	200,300	1,833,741
Standard Bank Group Ltd.	117,016	1,657,922
Telkom South Africa Ltd.	61,115	263,955
Tiger Brands Ltd.	23,033	531,582
Total South Africa common stocks		14,286,733
South Korea—7.79%
Daelim Industrial Co. Ltd.	19,258	1,269,182
Hyundai Motor Co.	17,023	1,652,752
KB Financial Group, Inc.*	54,516	2,350,794
KB Financial Group, Inc., ADR*	37,316	1,594,886
KT&G Corp.	73,901	4,294,460
LG Corp.	23,521	1,268,717
POSCO	6,261	2,849,529
Samsung Electronics Co. Ltd.	7,992	5,385,587

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(concluded)
South Korea—(concluded)
SK Energy Co. Ltd.	7,529	$676,347
Total South Korea common stocks		21,342,254
Taiwan—12.36%
Asustek Computer, Inc.	1,325,185	2,552,211
China Steel Corp.	697,842	707,130
Chinatrust Financial Holding Co. Ltd.	4,511,621	2,453,951
Chunghwa Telecom Co. Ltd.[3,4]	283,000	514,690
Chunghwa Telecom Co. Ltd., ADR	120,293	2,283,161
Compal Electronics, Inc.	1,385,000	1,926,897
Far EasTone Telecommunications Co. Ltd.	1,156,530	1,401,949
HON HAI Precision Industry Co. Ltd. (Foxconn)	355,070	1,489,462
Lite-On Technology Corp.	3,531,013	4,488,058
MediaTek, Inc.	276,286	4,474,620
Powertech Technology, Inc.	392,000	1,235,846
President Chain Store Corp.	678,680	1,560,612
Taiwan Semiconductor Manufacturing Co. Ltd.	3,100,185	5,915,588
TSRC Corp.	1,120,000	1,336,172
Wistron Corp.	806,400	1,513,397
Total Taiwan common stocks		33,853,744
Thailand—2.24%
Banpu Public Co. Ltd., NVDR	111,491	1,750,862
Kasikornbank Public Co. Ltd., PLC	337,700	892,649
Preuksa Real Estate PLC[4]	2,684,900	1,310,299
PTT Public Co. Ltd.[4]	323,000	2,169,875
Total Thailand common stocks		6,123,685
Turkey—3.88%
Tofas Turk Otomobil Fabrikasi A.S.	321,085	1,217,027
Tupras-Turkiye Petrol Rafinerileri A.S.	127,791	2,627,026
Turkcell Iletisim Hizmetleri A.S. (Turkcell)	608,733	4,444,088
Turkiye Garanti Bankasi A.S.	558,106	2,347,127
Total Turkey common stocks		10,635,268
United Kingdom—0.91%
Antofagasta PLC	105,523	1,475,599
Tanjong PLC	199,800	1,016,038
Total United Kingdom common stocks		2,491,637
Total common stocks (cost—$236,967,369)		257,903,081

Security description	Number of shares	Value
Preferred stocks—3.63%
Brazil—2.37%
AES Tiete SA	50,500	$508,483
Companhia Vale do Rio Doce (CVRD), Class A	161,312	3,606,201
Itausa-Investimentos Itau SA	399,756	2,381,570
Total Brazil preferred stocks		6,496,254
South Korea—1.26%
Hyundai Motor Co.	59,720	2,068,328
Samsung Electronics Co. Ltd.	3,150	1,385,595
Total South Korea preferred stocks		3,453,923
Total preferred stocks (cost—$8,929,851)		9,950,177
	Number of rights
Rights*—0.59%
Egypt—0.59%
Orascom Telecom Holding S.A.E., expires 02/18/10 (cost—$0)	393,210	1,612,161
	Face amount
Corporate bond[3,4,7,8]—0.00%
Brazil—0.00%
Companhia Vale do Rio Doce 1.000%, due 09/29/49 (cost—$0)	$10,050	0
Repurchase agreement—1.00%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $2,806,164 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10, (value—$2,805,024); proceeds: $2,750,002 (cost—$2,750,000)	2,750,000	2,750,000

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—2.06%
Money market fund—2.06%
UBS Private Money Market Fund LLC[9] (cost—$5,636,043)	5,636,043	$5,636,043
Total investments (cost—$254,283,263)— 101.46%		277,851,462
Liabilities in excess of other assets—(1.46)%		(3,996,084)
Net assets—100.00%		$273,855,378

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $254,283,263; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$40,906,426
Gross unrealized depreciation	(17,338,227)
Net unrealized appreciation	$23,568,199

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2010.

2  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.21% of net assets as of January 31, 2010, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

3  Illiquid securities representing 0.63% of net assets as of January 31, 2010.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Security is traded on the London Exchange.

6  Security is traded on the OTC Market.

7  Variable rate security. The interest rate shown is the current rate as of January 31, 2010, and resets periodically.

8  Perpetual bond security. The maturity date represents the final maturity.

9  The table below details the Portfolio's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$18,398,485	$66,483,290	$79,245,732	$5,636,043	$27,600

ADR  American Depositary Receipt

ADS  American Depositary Shares

GDR  Global Depositary Receipt

NVDR  Non Voting Depositary Receipt

OTC  Over The Counter

UBS PACE Select Advisors Trust

UBS PACE International Emerging Markets Equity Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)[10]	Other significant observable inputs (Level 2)[10]	Unobservable inputs (Level 3)	Total
Common stocks	$76,938,785	$180,449,606	$514,690	$257,903,081
Preferred stocks	6,496,254	3,453,923	—	9,950,177
Rights	—	1,612,161	—	1,612,161
Corporate bond[11]	—	—	0	0
Repurchase agreement	—	2,750,000	—	2,750,000
Investment of cash collateral from securities loaned	—	5,636,043	—	5,636,043
Total	$83,435,039	$193,901,733	$514,690	$277,851,462

10  The Portfolio may hold securities which are periodically fair valued in accordance with the Portfolio's fair valuation policy. This may result in movements between Level 1 and Level 2 throughout the fiscal year.

11  Security categorized as Level 3 has a value of $0.

The following is a rollforward of the Portfolio's investment that was valued using unobservable inputs (Level 3) during the six months ended January 31, 2010:

	Common stock	Corporate bond
Beginning balance	$—	$0
Net purchases/(sales)	493,912	—
Accrued discounts/(premiums)	—	—
Total realized gain/(loss)	—	—
Net change in unrealized appreciation/depreciation	20,778	—
Net transfers in/(out) of Level 3		—
Ending balance	$514,690	$0

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2010 was $20,778.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 9.71%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 8.89%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the FTSE EPRA/NAREIT Developed Index (the "benchmark") returned 11.90%, while the Lipper Global Real Estate Funds category (which is inclusive of US and international funds) posted a median return of 10.64%. (Returns for all share classes over various time periods are shown in the "Performance at a glance" table on page 159. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

GSAM

During the period from August 1, 2009 through November 16, 2009, we outperformed the benchmark, primarily due to stock selection. Within the Portfolio, stock selection in China was the largest contributor to relative results, primarily due to our zero weight in Country Garden Holdings. Its stock significantly underperformed the Chinese property sector, which has been under pressure since the middle of 2009, given fears that the central government would raise interest rates. Additionally, stock selection in Continental Europe was beneficial for relative performance, primarily due to our overweight position in Unibail-Rodamco, which owns prime retail centers across Europe and high quality office assets in Paris. The third largest contributor to relative returns was from Hong Kong, primarily due to our zero weight in New World Development. It significantly underperformed the Hong Kong property sector during the reporting period. Conversely, stock selection in Australia was the largest detractor from results, in large part due to our underweight position in Westfield Group. We underweighted Westfield Group because of its exposure to the US retail market, which we believe will be affected by a sustained period of weak discretionary spending. Additionally, stock selection in Japan was a detractor, primarily because of our overweight position in Mitsui Fudosan, which underperformed the Japanese property sector. The third largest detractor came from Singapore, primarily due to our zero weight in CapitaCommercial Trust.

ING CRES

During the period from November 17, 2009 through January 31, 2010, our portion of the Portfolio underperformed the benchmark. Asset allocation and stock selection were drags on performance during the period, in particular in the Americas region. Within this region, an underweight to the outperforming US and Canadian markets, along with stock selection in the US, accounted for our relative shortfall. This more than offset the positive contributions of stock selection in the Asia-Pacific region and country allocation in the

UBS PACE Select Advisors Trust – UBS PACE Global Real Estate Securities Investments

Investment Sub-Advisors:

Goldman Sachs Asset Management, L.P. ("GSAM") until November 16, 2009, ING Clarion Real Estate Securities ("ING CRES"), Brookfield Investment Management Inc. ("Brookfield") commencing November 17, 2009

Portfolio Managers:

GSAM: David Kruth and James Otness

ING CRES: T. Ritson Ferguson, Steven D. Burton and Joseph P. Smith;

Brookfield: Jason Baine, Bernhard Krieg and Brett Ward

Objective:

Total return

Investment process:

GSAM invests primarily in real estate investment trusts (REITs) and other real estate related securities. Under normal market conditions, the Portfolio will maintain exposure to real estate related securities of issues in the US and at least three non-US countries.

GSAM employs a bottom-up investment process focusing on fundamental research seeking to identify undervalued, well-managed businesses with strong growth potential that offer an attractive level of income and capital appreciation.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Sub-Advisors' comments – concluded

European region. In the Asia-Pacific region, positive stock selection in Hong Kong and Australia offset stock selection in Japan. In the European region, an overweight to the outperforming Norwegian market added value during the period.

We continue to maintain a bias toward high-quality companies and remain overweight in both sectors and geographies offering long-term leases and high percentages of earnings from recurring sources (primarily contract lease rental income). We prefer companies offering transparency, strong balance sheets and good, experienced management teams.

Brookfield

During the period from November 17, 2009 through January 31, 2010, our portion of the Portfolio underperformed the benchmark. During the period, we held overweight exposures to North America and Asia, due to our conviction that these markets would continue to be the leaders in the global economic recovery. In particular we believe that China and Hong Kong stand to benefit from strong economic and demographic drivers and recent market weakness provided buying opportunities for our portion of the Portfolio. During the reporting period, however, our overweight exposure to these regions detracted from relative performance.

In January 2010, the US regional malls sector sold off moderately and the exposure to this sector, including Simon Property Group and Taubman Centers, was a negative for performance. (A sell-off refers to a rapid sale of securities, creating an increase in supply and a decline in the value of the securities.) Exposure to regional malls continued to be a strategic weighting for our portion of the Portfolio, and it is worthwhile noting that Simon Property Group's $10 billion bid for General Growth Properties after the period end drove a rally across that sector. Other detractors included holdings in China, Japan and Singapore, such as Sun Hung Kai Properties and CapitaLand Ltd. Both companies were negatively impacted by the broader equity market sell-off in January 2010.

Positive contributors to performance over the period included a bias towards the UK over Continental Europe. Companies such as Songbird Estates had a positive impact on performance, driven by an increasingly positive outlook towards the UK real estate market.

Investment process (concluded)

ING CRES uses a multi-step investment process for constructing the investment portfolio. This process combines top-down region and sector allocation with bottom-up individual stock selection. First, ING CRES selects property sectors and geographic regions in which to invest and determines the degree of representation of such sectors and regions, through a systematic evaluation of public and private real estate market trends and conditions. Second, ING CRES uses a proprietary valuation process in an effort to identify investments with superior current income and growth potential relative to their peers.

Brookfield invests in a diversified portfolio of global securities of companies primarily in the real estate industry, including real estate investment trusts, real estate operating companies, companies whose value is significantly affected by the value of such companies' real estate holdings, and related entities and structures. Brookfield utilizes a fundamental, bottom-up, value-based stock selection methodology.

Special considerations

The Portfolio may be appropriate for long-term investors seeking to diversify a portion of their assets into real-estate related investments. Investors should be willing to withstand short-term fluctuations in the equity and real estate markets in return for potentially higher returns over the long term. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the companies or issuers in whose securities the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social, and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. These risks are greater for investments in emerging market issuers than for issuers in more developed countries. There are certain risks associated with investing in real estate-related investments, including sensitivity to economic downturns, interest rates, declines in property values and variation in property management.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	Since inception[1]
Before deducting	Class A2	9.56%	37.23%	(16.49)%
maximum sales charge	Class C3	8.87%	36.08%	(17.21)%
or UBS PACE Select	Class Y4	9.78%	37.79%	20.54%
program fee	Class P5	9.71%	37.43%	(18.01)%
After deducting
maximum sales charge	Class A2	3.59%	29.55%	(17.99)%
or UBS PACE Select	Class C3	7.87%	35.08%	(17.21)%
program fee	Class P5	8.89%	35.38%	(19.23)%
FTSE EPRA/NAREIT Developed Index[6]		11.90%	49.57%	(13.74)%
FTSE NAREIT Equity REIT Index[7]		25.10%	46.71%	(13.61)%
Lipper Global Real Estate Funds median		10.64%	47.14%	(14.21)%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 20.42%; since inception, (16.55)%; Class C—1-year period, 25.32%; since inception, (15.68)%; Class Y—27.92%; since inception, 31.06%; Class P—1-year period, 25.97%; since inception, (17.77)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—2.06% and 1.45%; Class C—2.96% and 2.20%; Class Y—1.87% and 1.20%; and Class P—2.17% and 1.20%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.45%; Class C—2.20%; Class Y—1.20%; and Class P—1.20%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on December 18, 2006 for Class A and C shares, and January 22, 2007 for Class P shares. Class Y shares commenced issuance on November 30, 2006 and had fully redeemed by February 15, 2007 remaining inactive through December 25, 2008. The inception return of Class Y shares is calculated from December 26, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of December 31, 2006, which is the month-end after the inception date of the oldest share classes (Class A & Class C).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

4  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

5  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

6  The FTSE EPRA/NAREIT Developed Index (formerly known as the FTSE EPRA/NAREIT Global Real Estate Index) is designed to track the performance of listed real estate companies and real estate investment trusts ("REITs") worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and exchange traded funds. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

7  The FTSE NAREIT Equity REIT Index is an unmanaged market weighted index of publicly traded US equity real estate investment trusts ("REITs"). Equity REITs include those firms that own, manage and lease investment grade commercial real estate. A company is classified as an Equity REIT if 75% or more of its gross invested book assets is invested in real property. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Net assets (mm)	$68.1
Number of holdings	137
Portfolio composition[1]	01/31/10
Common stocks	96.6%
Cash equivalents and other assets less liabilities	3.4
Total	100.0%
Top five countries (equity investments)[1]	01/31/10
United States	37.2%
Hong Kong	11.3
Japan	10.5
Australia	10.3
United Kingdom	6.7
Total	76.0%
Top ten equity holdings[1]	01/31/10
Sun Hung Kai Properties Ltd.	5.3%
Simon Property Group, Inc.	4.7
Unibail Rodamco	3.9
Westfield Group	3.5
Mitsui Fudosan Co. Ltd.	3.5
Mitsubishi Estate Co. Ltd.	2.7
Vornado Realty Trust	2.6
Boston Properties, Inc.	2.2
Henderson Land Development Co. Ltd.	2.2
Hongkong Land Holdings Ltd.	2.0
Total	32.6%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2010

Common stocks

Apartments	5.32%
Diversified	24.20
Diversified operations	1.07
Health care	3.97
Hotels & motels	1.98
Investment companies	0.17
Mortgage	0.37
Office property	8.42
Paper & related products	0.53
Real estate management/service	5.15
Real estate operations/development	23.50
Regional malls	6.99
Retirement/aged care	0.01
Shopping centers	11.23
Storage	1.40
Storage/warehousing	0.27
Warehouse/industrial	2.03
Total common stocks	96.61
Repurchase agreement	2.95
Investment of cash collateral from securities loaned	7.02
Liabilities in excess of other assets	(6.58)
Net assets	100.0%

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—96.61%
Australia—10.33%
CFS Retail Property Trust[1]	302,305	$496,578
Commonwealth Property Office Fund[1]	166,850	133,884
Dexus Property Group	838,587	612,645
Goodman Group	1,990,845	1,023,874
GPT Group	498,453	249,942
ING Office Fund	375,511	201,557
Lend Lease Group	7,400	61,461
Macquarie Office Trust	1,146,801	297,598
Mirvac Group	218,221	279,136
Stockland	391,911	1,287,338
Westfield Group	214,869	2,392,604
Total Australia common stocks		7,036,617
Bermuda—3.32%
Great Eagle Holdings Ltd.	44,000	107,050
Hongkong Land Holdings Ltd.	290,696	1,355,864
Kerry Properties Ltd.	179,660	796,541
Total Bermuda common stocks		2,259,455
Brazil—0.24%
PDG Realty SA Empreendimentos e Participacoes	20,800	165,628
Canada—1.78%
Boardwalk Real Estate Investment Trust	5,570	194,826
Calloway Real Estate Investment Trust	12,000	222,212
Canadian Real Estate Investment Trust	3,100	81,178
Cominar Real Estate Investment Trust[2]	4,700	84,352
Cominar Real Estate Investment Trust[3,4,5]	5,731	102,855
H&R Real Estate Investment Trust	10,000	157,307
Primaris Retail Real Estate Investment Trust	5,600	88,249
RioCan Real Estate Investment Trust4,5,*	2,200	41,910
RioCan Real Estate Investment Trust[2]	13,600	242,809
Total Canada common stocks		1,215,698
Cayman Islands—1.87%
Glorious Property Holdings Ltd.*	1,402,398	536,130
Longfor Properties*	40,000	39,119
Shimao Property Holdings Ltd.	455,800	696,865
Total Cayman Islands common stocks		1,272,114
France—5.75%
Gecina SA	718	71,456
ICADE	1,465	140,324
Klepierre	15,415	573,126

Security description	Number of shares	Value
Common stocks—(continued)
France—(concluded)
Mercialys	9,473	$322,782
Societe Immobiliere de Location pour l'Industrie et le Commerce (Silic)	1,060	122,114
Unibail Rodamco	12,363	2,685,883
Total France common stocks		3,915,685
Germany—0.06%
Deutsche Wohnen AG*	4,120	42,126
Hong Kong—11.32%
China Overseas Land & Investment Ltd.	288,431	512,963
Hang Lung Properties Ltd.	123,000	415,834
Henderson Land Development Co. Ltd.	240,885	1,511,766
Hysan Development Co., Ltd.	135,563	335,375
Link REIT	211,300	507,260
Sino-Ocean Land Holdings Ltd.	157,000	127,049
Sun Hung Kai Properties Ltd.	279,254	3,576,731
Wharf (Holdings) Ltd.	147,000	725,908
Total Hong Kong common stocks		7,712,886
Italy—0.06%
Beni Stabili SpA	48,800	40,431
Japan—10.51%
AEON Mall Co., Ltd.[1]	8,900	162,756
Frontier Real Estate Investment Corp.[1]	43	314,412
Japan Logistics Fund, Inc.	21	146,959
Japan Real Estate Investment Corp.	52	435,256
Japan Retail Fund Investment Corp.[1]	28	129,915
Kenedix Realty Investment Corp.	99	281,172
Mitsubishi Estate Co. Ltd.	115,120	1,870,054
Mitsui Fudosan Co. Ltd.	139,345	2,354,933
Nippon Accommodations Fund, Inc.	16	86,198
Nippon Commercial Investment Corp.[1]	184	263,443
ORIX JREIT, Inc.[1]	27	132,682
Sumitomo Realty & Development Co. Ltd.	47,200	835,984
United Urban Investment Corp.	28	146,692
Total Japan common stocks		7,160,456
Jersey—0.29%
Atrium European Real Estate Ltd.	32,325	197,524
Luxembourg—0.36%
GAGFAH SA	14,196	128,809
ProLogis European Properties*	17,787	114,929
Total Luxembourg common stocks		243,738

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Netherlands—1.10%
Corio NV	8,278	$509,443
Eurocommercial	6,096	238,506
Total Netherlands common stocks		747,949
Norway—0.69%
Norwegian Property ASA*	209,500	473,378
Singapore—3.60%
Ascendas Real Estate Investment Trust (A-REIT)	278,066	382,304
CapitaCommercial Trust	152,000	114,259
Capitaland Ltd.	417,300	1,134,155
CapitaMall Trust	169,000	202,549
CapitaMalls Asia Ltd.1,*	149,452	245,500
Frasers Centrepoint Trust	87,000	82,611
Suntec Real Estate Investment Trust[1]	312,100	287,622
Total Singapore common stocks		2,449,000
Sweden—0.81%
Castellum AB	30,424	274,833
Hufvudstaden AB, Class A	23,140	169,799
Kungsleden AB	16,243	107,118
Total Sweden common stocks		551,750
Switzerland—0.69%
PSP Swiss Property AG*	3,227	184,970
Swiss Prime Site AG*	5,046	283,039
Total Switzerland common stocks		468,009
United Kingdom—6.66%
Big Yellow Group PLC*	23,380	116,762
British Land Co. PLC	138,260	958,314
Derwent London PLC	20,599	427,005
Grainger PLC	88,551	183,879
Great Portland Estates PLC	33,526	150,167
Hammerson PLC	55,136	331,430
Helical Bar PLC	30,089	149,817
Land Securities Group PLC	127,428	1,293,030
Liberty International PLC	35,917	259,881
Safestore Holdings PLC	85,441	186,819
Segro PLC	30,754	153,865
Shaftesbury PLC	22,662	136,602
Songbird Estates PLC*	43,748	114,382
St. Modwen Properties PLC*	24,058	72,016
Total United Kingdom common stocks		4,533,969
United States—37.17%
Acadia Realty Trust	7,000	111,510
Alexandria Real Estate Equities, Inc.[1]	4,100	244,893
AMB Property Corp.	14,800	355,200

Security description	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Apartment Investment & Management Co., Class A	11,800	$181,248
AvalonBay Communities, Inc.	13,060	1,000,527
Boston Properties, Inc.	23,480	1,523,148
Brandywine Realty Trust	23,070	259,076
BRE Properties, Inc.	9,200	295,044
Brookdale Senior Living, Inc.*	300	5,475
Camden Property Trust	19,150	742,446
Digital Realty Trust, Inc.[1]	8,500	408,000
Douglas Emmett, Inc.	30,400	420,432
Duke Realty Corp.	57,270	648,296
EastGroup Properties, Inc.	8,020	306,845
Equity One, Inc.[1]	11,200	187,600
Equity Residential	18,960	607,668
Essex Property Trust, Inc.	1,900	151,411
Extra Space Storage, Inc.	7,000	79,450
Federal Realty Investment Trust	14,120	909,046
Forest City Enterprises, Inc., Class A1,*	22,090	249,838
HCP, Inc.	36,060	1,022,301
Health Care REIT, Inc.	10,620	456,660
Highwoods Properties, Inc.	12,200	368,562
Host Hotels & Resorts, Inc.	69,583	737,580
Hyatt Hotels Corp., Class A*	7,300	216,226
Kilroy Realty Corp.	12,270	354,480
Kimco Realty Corp.	26,870	339,099
Liberty Property Trust	19,000	577,600
Mack-Cali Realty Corp.	2,500	81,550
Nationwide Health Properties, Inc.	15,900	524,064
OMEGA Healthcare Investors, Inc.	8,800	164,648
Pebblebrook Hotel Trust*	2,700	55,674
ProLogis	45,600	574,560
Public Storage, Inc.	9,560	756,961
Rayonier, Inc.	8,580	359,845
Regency Centers Corp.	10,200	341,598
Simon Property Group, Inc.	44,001	3,168,072
SL Green Realty Corp.	13,240	602,288
Starwood Hotels & Resorts Worldwide, Inc.	10,270	342,196
Starwood Property Trust, Inc.	13,000	254,930
Tanger Factory Outlet Centers, Inc.[1]	7,100	271,930
Taubman Centers, Inc.[1]	27,420	868,117
The Macerich Co.[1]	23,600	728,060
UDR, Inc.	23,500	365,660
Ventas, Inc.	12,700	535,940
Vornado Realty Trust	27,721	1,792,994
Weingarten Realty Investors[1]	40,910	763,790
Total United States common stocks		25,312,538
Total common stocks (cost—$61,513,460)		65,798,951

UBS PACE Select Advisors Trust

UBS PACE Global Real Estate Securities Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount	Value
Repurchase agreement—2.95%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $2,045,949 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$2,045,118); proceeds: $2,005,002 (cost—$2,005,000)	$2,005,000	$2,005,000

Security description	Number of shares	Value
Investment of cash collateral from securities loaned—7.02%
Money market fund—7.02%
UBS Private Money Market Fund LLC[6] (cost—$4,780,986)	4,780,986	$4,780,986
Total investments (cost—$68,299,446)— 106.58%		72,584,937
Liabilities in excess of other assets—(6.58)%		(4,479,867)
Net assets—100.00%		$68,105,070

Aggregate cost for federal income tax purposes, which was substantially the same for book purposes, was $68,299,446; and net unrealized appreciation consisted of:

Gross unrealized appreciation	$6,318,441
Gross unrealized depreciation	(2,032,950)
Net unrealized appreciation	$4,285,491

*  Non-income producing security.

1  Security, or portion thereof, was on loan at January 31, 2010.

2  Security is traded on the Toronto Stock Exchange.

3  Security is traded on the OTC Market.

4  Security is being fair valued by a valuation committee under the direction of the board of trustees.

5  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 0.21% of net assets as of January 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

6  The table below details the Portolio's transaction activity in an affiliated issuer during the six months ended January 31, 2010.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$15,057,573	$63,684,252	$73,960,839	$4,780,986	$5,758

OTC  Over The Counter

REIT  Real Estate Investment Trust

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)[7]	Other significant observable inputs (Level 2)[7]	Unobservable inputs (Level 3)	Total
Common stocks	$26,794,599	$39,004,352	$—	$65,798,951
Repurchase agreement	—	2,005,000	—	2,005,000
Investment of cash collateral from securities loaned	—	4,780,986	—	4,780,986
Total	$26,794,599	$45,790,338	$—	$72,584,937

7  The Portfolio may hold securities which are periodically fair valued in accordance with the Portfolio's fair valuation policy. This may result in movements between Level 1 and Level 2 throughout the fiscal year.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance

For the six months ended January 31, 2010, the Portfolio's Class P shares returned 3.34%, before the deduction of the maximum UBS PACE Select program fee. (The Class P shares returned 2.57%, after the deduction of the maximum UBS PACE Select program fee, for the same six-month period.) In comparison, the MSCI World Free Index (net) (the "benchmark") returned 8.03%, the Barclays Capital Global Aggregate Index returned 3.48%, and the US Consumer Price Index (CPI) increased 0.62%, while the Lipper Global Flexible Portfolio Funds category posted a median return of 6.06%. (Returns for all share classes over various time periods are also shown in the "Performance at a glance" table on page 169. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.) For a detailed commentary on the market environment in general during the reporting period, please refer to page 2.

Sub-Advisors' comments

Analytic Investors

Our portion of the Portfolio consists of long-short equity positions.1 Our process is based on the premise that investor behavior changes—but changes slowly—and is fairly persistent from month to month. To support this premise, our model is driven by specific categories, which are made up of security characteristics, to help us identify potential investment opportunities.

For example, our positive exposure to the liquidity category this period, which includes the abnormal volume factor, contributed positively to performance. (Abnormal volume factor is the ratio of current month trading volume to the average trading volume during the last 12 months.) Our valuation category, which includes a company's sales-to-price ratio, also contributed positively to performance.

Negative exposure to the technical category, which contains momentum factors, contributed positively as well in the period. (Momentum factors refer to a sustained pattern in a stock's price, earnings, or revenues, with the hope that this pattern will continue, potentially creating opportunities for long and short investors.) Our negative exposure to the risk category detracted from performance.

1  When a long position is taken, a security is purchased with the expectation that it will rise in value. A short position is taken when we believe, based on our research, that securities are overpriced, in hopes of making a profit when the security falls in value. When shorting an investment, we borrow the security, sell it, and then buy an equal number of shares later—hopefully at a lower price—to replace those we borrowed.

UBS PACE Select Advisors Trust – UBS PACE Alternative Strategies Investments

Investment Sub-Advisors:

Analytic Investors, LLC ("Analytic Investors"); Wellington Management Company, LLP ("Wellington Management"); Goldman Sachs Asset Management, L.P. ("GSAM") and First Quadrant L.P. ("First Quadrant")

Portfolio Managers:

Analytic Investors: Dennis Bein;
Wellington Management: Scott M. Elliott;
GSAM: James Clark and Michael Swell;

First Quadrant: Ken Ferguson, Dori Levanoni and Chuck Fannin

Objective:

Long-term capital appreciation

Investment process:

Analytic Investors primarily employs a long/short global equity strategy. This strategy is implemented by taking long and short positions of equity securities publicly traded in the United States and in foreign markets both by direct equity investment and through derivatives. Analytic Investors' strategy may also employ the use of derivatives, such as swaps, futures, non-deliverable forwards ("NDFs"), and forward contracts.

(continued on next page)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

The top equity performers in our portion of the Portfolio were long positions in General Dynamics Corp., Dena Co. and Stryker Corp., all of which outperformed the benchmark during the reporting period and were sold. General Dynamics announced that it was awarded a $2.2 billion contract for light armored vehicles. Short positions in SBA Communications and Liberty Media Corp., and a long position in Micron Technology Inc., detracted from results and were our worst performing investments. Overall, our stock selection process added value over the period. Liberty Media's shares rose as the company announced that it completed its business combination transaction between The DIRECTV Group, Inc. and Liberty Entertainment, Inc. The position in Liberty Media Corp. was sold. Positions in health care and consumer discretionary sectors performed well. In contrast, our positions in the financial and information technology sectors had a negative impact on performance.

Wellington Management

Our holdings in the materials sector, and metals and mining companies in particular, significantly contributed to absolute performance during the period. Industrial metal prices surged higher to end the year, driven by rising demand for base metals from emerging economies, particularly in China. Among the top contributors to performance in this area were diversified mining companies Rio Tinto, Xstrata and steel maker Gerdau.

Our emerging markets equity exposure also contributed to positive absolute performance during the period, specifically our holdings in China and Brazil. Emerging markets continued to lead equities higher during the final months of 2009, as many developing economies appeared to be rebounding from their recession more quickly and with fewer structural issues than their developed peers. Emerging markets did, however, give back some of these gains in January 2010 as investors sought security in safer assets and weak energy and commodities prices pressured equities. The largest contributors to absolute performance among our emerging markets holdings included Russian-based integrated oil giant Rosneft Oil, Industrial and Commercial Bank of China, and passive allocations to Brazilian and Chinese equity markets.

Investment process (concluded)

Wellington Management pursues an "opportunistic equity plus Alpha" strategy by opportunistically seeking non-core equity exposures that Wellington Management believes are attractively valued, have positive structural characteristics in the current market environment or are expected to benefit from anticipated economic cycles. In addition, Wellington Management may employ other investment approaches, for example, by allocating assets to fixed income securities or other non-equity investments that are expected to beat their respective benchmarks over time. Wellington Management may buy and sell, directly or indirectly, listed or unlisted equity and fixed income securities issued by entities around the world, as well as derivative instruments.

GSAM seeks to employ a number of diverse strategies and seeks to allocate capital tactically to strategies it believes offer the best opportunities at a given point in time in a given market or sector. GSAM focuses mainly on the global fixed income and currency markets, across variable investment grade and sub-investment grade sectors. GSAM invests mainly in currencies, fixed income securities, and derivative investments.

First Quadrant employs a global macro strategy that seeks to add value through a disciplined, active quantitative investment process. It uses independent alpha categories (comprised of more than 20 strategies believed by First Quadrant to be uncorrelated) that span a wide variety of asset classes. The global macro strategy tactically allocates risk between these different alpha categories and attempts to take advantage of inefficiencies when there are potential opportunities for gains. Currently, First Quadrant looks at the following alpha categories: (i) global asset class selection; (ii) stock country selection; (iii) bond country selection; (iv) currency selection; and (v) volatility management. However, the number and nature of alpha categories may change over time.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – continued

Other positions that significantly contributed to absolute returns included media and marketing information services firm Arbitron, and leading branded office products supplier ACCO Brands.

Our country relative value positions, which are intended to exploit spread inefficiencies—that is, the difference between the yields paid on these securities versus those paid on Treasuries—in developed government bond markets, were among the largest detractors from absolute returns during the period. Specifically, our long US 10- and 30-year versus short Germany position detracted from results. Our positions in gold producers Kinross Gold and Agnico Eagle Mines also detracted from our absolute returns. Lastly, our short position in S&P 500 futures, which is used to manage our overall equity market exposure and volatility, detracted from absolute results during the period as equity markets posted strong returns.

GSAM

Within our portion of the Portfolio, duration positioning slightly helped performance over the period. Our short duration position in the long end of the US yield curve was beneficial as interest rates rose over the period. (Duration measures a portfolio's sensitivity to interest rate changes, while the yield curve plots the interest rates, at a set point in time, of bonds having equal credit quality, but differing maturity dates.)

Our positioning within the fixed income sectors also contributed to excess returns. This was primarily driven by our exposure to credit sensitive mortgages. Non-government agency residential mortgage-backed securities, especially option adjustable-rate mortgages, performed very well over the period as demand continued to outweigh supply. We also benefited from our exposure to investment grade corporate bonds, as they continued to rally as strong demand allowed record issuance to be well absorbed.

Security selection, overall, detracted from returns during the period. Negative excess returns were driven by security selection within the collateralized and corporate sectors. This was partially offset by our holdings within the government/agency sector. In particular, security selection of Treasury Inflation-Protected Securities (TIPS) and government securities aided our performance during the reporting period.

First Quadrant

During the reporting period, currency selection was the largest contributor to performance, followed by bond country selection, stock country selection and volatility management. In terms of currency selection, positions in the New Zealand dollar, the euro and Great Britain pound enhanced our results. From a bond country perspective, positions in Japan, the UK and the US were profitable. Looking at stock country section, positions in the UK, Japan and the US were rewarded. Only our global asset class selection detracted from results.

Gains in our portion of the Portfolio's currency selection were led by long positions in the New Zealand dollar and yen, along with short positions in the euro and Great Britain pound.

In terms of bond country selection, we benefited from long US and short Japanese and UK bond positions. Relative valuation strategy, the primary driver of performance within the bond country selection strategy, struggled in 2009. (Relative valuation is one of the model factors in the investment process. The decision to invest in long or short positions is driven by the relative attractiveness of each global bond market, based on various measures of interest rates within those markets.)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Sub-Advisors' comments – concluded

In contrast, the macroeconomic factors such as money supply growth and Gross Domestic Product (GDP) drove profitable positions. January 2010 performance was even stronger, as the bond markets reverted toward fair value.

Stock country selection was profitable during the period, even though December 2009's negative performance partially offset earlier gains. Long positions in UK and US stocks and changing Japanese stock positions were the main contributors, while short Dutch positions detracted from results. Our relative valuation strategy drove early gains during the fourth quarter of 2009. Positions in the US were driven primarily by currency risk management and macroeconomic factors (for example, GDP growth, relative to other markets). Positions in the UK were driven by the same factors. Positions in Japan started the period as shorts, due to the currency risk and macroeconomic factors being negative. However, we moved to a long position at the end of period when relative valuation to other markets and currency risk became more positive.

We actively monitor market volatility, which helped performance during the period. Our volatility management efforts ended 2009 on a positive note, which enabled us to collect premiums on our options positions. This gain was partially offset by hedging costs associated with increased volatility in the market in the latter half of January 2010.

In terms of global asset class selection, a mild tilt toward global equities and away from global bonds was driven by valuations being more attractive for global stocks. While this proved to be profitable in December 2009, it was more than offset by losses in October 2009 and January 2010, when global bonds outperformed their global stock counterparts.

Special considerations

The Portfolio may be appropriate for investors seeking long term capital appreciation who are able to withstand short-term fluctuations in the equity markets and fixed income markets in return for potentially higher returns over the long-term. The Portfolio may employ investment strategies that involve greater risks than the strategies used by many other mutual funds, including increased use of short sales (which involve the risk of an unlimited increase in the market value of the security sold short, which could result in a theoretically unlimited loss), leverage and derivative transactions, and hedging strategies. The value of the Portfolio changes every day and can be affected by changes in interest rates, general market conditions and other political, social and economic developments, as well as specific matters relating to the issuers of securities in which the Portfolio invests. The value of the Portfolio's investments in foreign securities may fall due to adverse political, social and economic developments abroad and due to decreases in foreign currency values relative to the US dollar. It is important to note that an investment in the Portfolio is only one component of a balanced investment plan.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10		6 months	1 year	Since inception[1]
Before deducting	Class A2	3.16%	12.07%	(1.51)%
maximum sales charge	Class B3	2.77%	11.26%	(1.83)%
or UBS PACE Select	Class C4	2.89%	11.25%	(2.11)%
program fee	Class Y5	3.35%	12.27%	(8.05)%
	Class P6	3.34%	12.24%	(1.25)%
After deducting	Class A2	(2.49)%	5.93%	(2.95)%
maximum sales charge	Class B3	(2.23)%	6.26%	(2.35)%
or UBS PACE Select	Class C4	1.89%	10.25%	(2.11)%
program fee	Class P6	2.57%	10.57%	(2.72)%
MSCI World Free Index (net)[7]		8.03%	36.58%	(3.33)%
Barclays Capital Global Aggregate Index[8]		3.48%	11.00%	7.04%
US Consumer Price Index (CPI)[9]		0.62%	2.63%	1.96%
Lipper Global Flexible Portfolio Funds median		6.06%	25.56%	0.54%

Average annual total returns for periods ended December 31, 2009, after deduction of the maximum sales charge or UBS PACE Select program fee, were as follows: Class A—1-year period, 5.26%; since inception, (2.73)%; Class B—1-year period, 5.57%; since inception, (2.07)%; Class C—1-year period, 9.57%; since inception, (1.87)%; Class Y—11.58%; since inception, (7.81)%; Class P—1-year period, 10.03%; since inception, (2.46)%.

The annualized gross and net expense ratios, respectively, for each class of shares as in the November 28, 2009 prospectuses, were as follows: Class A—2.23% and 2.20%; Class B—3.13% and 3.00%; Class C—2.96% and 2.96%; Class Y—1.98% and 1.95%; and Class P—1.96% and 1.95%. Net expenses reflect fee waivers and/or expense reimbursements, if any, pursuant to an agreement that is in effect to cap the expenses. The Portfolio and UBS Global AM have entered into a written fee waiver/expense reimbursement agreement pursuant to which UBS Global AM is contractually obligated to waive its management fees and/or reimburse expenses so that the ordinary total operating expenses of each class through November 30, 2010 (excluding dividend expense, borrowing costs and interest expense, if any) would not exceed Class A—1.95%; Class B—2.70%; Class C—2.70%; Class Y—1.70%; and Class P—1.70%. The Portfolio has agreed to repay UBS Global AM for any waived fees/reimbursed expenses to the extent that it can do so over the following three fiscal years without causing the Portfolio's expenses in any of those three years to exceed the expense caps described above.

1  Since inception returns are calculated as of commencement of issuance on April 10, 2006 for Class P and A shares, May 19, 2006 for Class B shares and April 11, 2006 for Class C shares. Class Y shares commenced issuance on April 3, 2006, and had fully redeemed by July 26, 2006 remaining inactive through July 22, 2008. The inception return of Class Y shares is calculated from July 23, 2008, which is the date the Class Y shares recommenced investment operations. Since inception returns for the Indices and Lipper median are shown as of April 30, 2006, which is the month-end after the inception date of the oldest share classes (Class P and Class A).

2  Maximum sales charge for Class A shares is 5.5%. Class A shares bear ongoing 12b-1 service fees.

3  Maximum contingent deferred sales charge for Class B shares is 5% imposed on redemptions and is reduced to 0% after a maximum of six years. Class B shares bear ongoing 12b-1 service and distribution fees.

4  Maximum contingent deferred sales charge for Class C shares is 1% imposed on redemptions and is reduced to 0% after one year. Class C shares bear ongoing 12b-1 service and distribution fees.

5  The Portfolio offers Class Y shares to a limited group of eligible investors, including certain qualifying retirement plans. Class Y shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees.

6  Class P shares do not bear initial or contingent deferred sales charges or ongoing 12b-1 service and distribution fees, but are subject to a maximum annual UBS PACE Select program fee of 1.5% of the value of Class P shares.

7  The MSCI World Free Index (net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. As of June 2007, the index consisted of 23 developed market country indices. Dividends are reinvested after deduction of withholding tax, using tax rates applicable to Luxembourg holding companies, as Luxembourg applies the highest rates. Had US tax rates been applied, the performance of the index would be different. The index is constructed and managed with a view to being fully investable from the perspective of international institutional investors. Investors should note that indices do not reflect the deduction of fees and expenses.

8  The Barclays Capital Global Aggregate Index (formerly known as the Lehman Brothers Global Aggregate Index) is a broad-based, market capitalization-weighted index which measures the broad global markets for US and non-US corporate, government, governmental agency, supranational, mortgage-backed and asset-backed fixed income securities. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

9  The US Consumer Price Index (CPI) produces monthly data on changes in the prices paid by urban consumers for a representative basket of goods and services. The Index is calculated by the Bureau of Labor Statistics. Investors should note that indices do not reflect the deduction of fees, expenses or taxes.

If an investor sells or exchanges shares less than 90 days after purchase, a redemption fee of 1.00% of the amount sold or exchanged will be deducted at the time of the transaction, except as noted otherwise in the prospectuses.

Past performance does not predict future performance, and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares. The return and principal value of an investment will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than their original cost. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the ex-dividend dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted. For month-end performance figures, please visit http://www.ubs.com.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Net assets (mm)	$449.5
Number of holdings	734
Portfolio composition[1]	01/31/10
Common and preferred stocks	32.0%
Bonds and notes	26.4
ADRs	0.9
Investment companies	1.9
Unit trust	0.0 [2]
Investments sold short	(4.5)
Options, futures, swaps and forward foreign currency contracts	0.2
Cash equivalents and other assets less liabilities	43.1
Total	100.0%

Top five countries (long holdings)[1]	01/31/10
United States	41.8%
Australia	3.2
Canada	2.6
Japan	2.0
United Kingdom	1.6
Total	51.2%
Top five equity sectors (long holdings)[1]	01/31/10
Materials	6.2%
Consumer discretionary	4.7
Industrials	4.6
Information technology	4.3
Financials	3.3
Total	23.1%

Top five countries (short holdings)[1]	01/31/10
United States	(2.7)%
Canada	(0.8)
Germany	(0.3)
United Kingdom	(0.2)
Sweden	(0.2)
Total	(4.2)%
Top five equity sectors (short holdings)[1]	01/31/10
Financials	(1.7)%
Materials	(0.7)
Energy	(0.7)
Telecommunication services	(0.4)
Information technology	(0.3)
Total	(3.8)%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

2  Weighting represents less than 0.05% of the Portfolio's net assets as of January 31, 2010.

ADR  American Depositary Receipt

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio statistics (unaudited) (concluded)

Top ten equity holdings (long holdings)[1]	01/31/10
Apple, Inc.	0.5%
Goldcorp, Inc.	0.5
Ross Stores, Inc.	0.5
TJX Cos., Inc.	0.5
Darden Restaurants, Inc.	0.5
Annaly Capital Management, Inc.	0.5
FPL Group, Inc.	0.4
Xstrata PLC	0.4
Qantas Airways Ltd.	0.4
Mattel, Inc.	0.4
Total	4.6%
Top ten (short holdings)[1]	01/31/10
K+S AG	(0.3)%
Ultra Petroleum Corp.	(0.3)
SBA Communications Corp., Class A	(0.3)
Fifth Third Bancorp	(0.3)
Hartford Financial Services Group, Inc.	(0.2)
Vertex Pharmaceuticals, Inc.	(0.2)
KeyCorp	(0.2)
SunTrust Banks, Inc.	(0.2)
Potash Corp. of Saskatchewan, Inc.	(0.2)
Regions Financial Corp.	(0.2)
Total	(2.4)%

Top ten long-term fixed income holdings (long holdings)[1]	01/31/10
FFCB, 4.500%, due 05/21/15	1.1%
US Treasury Inflation Index Notes (TIPS), 0.875%, due 04/15/10	1.0
FNMA, 5.000%, due 12/01/19	0.7
US Treasury Bonds, 4.375%, due 11/15/39	0.7
US Treasury Inflation Index Notes (TIPS), 3.500%, due 01/15/11	0.7
FNMA, 3.900%, due 04/01/37	0.6
Suncorp-Metway Ltd., 1.501%, due 04/15/11	0.6
Chase Issuance Trust, Sereis 2009-A5, Class A5, 1.033%, due 06/15/12	0.6
FNMA REMIC, Series 2009-70, Class AL, 5.000%, due 08/25/19	0.5
FHLMC REMIC, Series 3450, Class AJ, 4.500%, due 07/15/22	0.4
Total	6.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2010

Common stocks

Aerospace & defense	0.47%
Air freight & logistics	0.41
Airlines	0.46
Auto components	0.09
Automobiles	0.01
Beverages	0.25
Biotechnology	0.77
Capital markets	0.28
Chemicals	1.36
Commercial banks	0.75
Commercial services & supplies	0.18
Communications equipment	0.17
Computers & peripherals	1.39
Construction & engineering	0.19
Construction materials	0.01
Consumer finance	0.30
Distributors	0.05
Diversified consumer services	0.11
Diversified financial services	0.30
Diversified telecommunication services	0.26
Electric utilities	0.71
Electrical equipment	0.46
Electronic equipment, instruments & components	0.16
Energy equipment & services	0.40
Food & staples retailing	0.62
Food products	1.37
Gas utilities	0.14
Health care equipment & supplies	0.26
Health care providers & services	0.50
Hotels, restaurants & leisure	0.99
Household durables	0.19
Household products	0.03
Independent power producers & energy traders	0.16
Industrial conglomerates	0.82
Insurance	0.91
Internet & catalog retail	0.16
Internet software & services	0.66
IT services	0.53
Leisure equipment & products	0.39
Machinery	0.76
Marine	0.15
Media	0.73
Metals & mining	4.67
Multiline retail	0.41
Multi-utilities	0.27
Oil, gas & consumable fuels	2.13

Common stocks—(concluded)

Paper & forest products	0.12%
Personal products	0.06
Pharmaceuticals	0.95
Real estate investment trusts (REITs)	0.51
Real estate management & development	0.20
Road & rail	0.05
Semiconductors & semiconductor equipment	1.26
Software	0.16
Specialty retail	1.49
Textiles, apparel & luxury goods	0.13
Tobacco	0.30
Trading companies & distributors	0.45
Transportation infrastructure	0.17
Water utilities	0.03
Wireless telecommunication services	0.61
Total common stocks	32.88

Preferred stocks

Chemicals	0.01
Investment companies	1.87
Unit trust	0.01
US government obligations	2.92
Federal farm credit bank certificate	1.12
Federal home loan mortgage corporation certificates	1.76
Federal national mortgage association certificates	2.46
Collateralized mortgage obligations	7.48
Asset-backed securities	1.95

Corporate notes

Appliances	0.04
Banking-non US	2.32
Banking-US	0.78
Cable	0.49
Chemicals	0.13
Containers	0.07
Defense/aerospace	0.06
Diversified financials	0.30
Diversified minerals	0.10
Electric-integrated	0.38
Finance-leasing company	0.16
Financial services	0.74

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Industry diversification—(unaudited)

As a percentage of net assets as of January 31, 2010

Corporate notes—(concluded)

Food-miscellaneous	0.05%
Food processors/beverage/bottling	0.20
Insurance	0.20
Medical products	0.08
Metals	0.03
Oil & gas	0.60
Paper & forest products	0.02
Pipelines	0.31
Real estate	0.18
Reinsurance	0.07
Retail-restaurants	0.05
Special purpose entity	0.15
Steel	0.06
Telecommunication services	0.06
Telephone-integrated	0.26
Television	0.09
Tobacco	0.08
Total corporate notes	8.06
Municipal bonds and notes	0.28
Non-US government obligations	0.33
Time deposits	3.69
Short-term US government obligations	18.27
Repurchase agreement	14.88

Options

Call options purchased	0.01
Put options purchased	0.09
Total options	0.10
Total investments before securities sold short	98.07

Investments sold short
Common stocks

Automobiles	(0.05)%
Biotechnology	(0.23)
Chemicals	(0.50)
Commercial banks	(1.06)
Consumer finance	(0.02)
Diversified financial services	(0.14)
Diversified telecommunication services	(0.12)
Energy equipment & services	(0.07)
Industrial conglomerates	(0.02)
Insurance	(0.44)
Marine	(0.08)
Metals & mining	(0.24)
Oil, gas & consumable fuels	(0.59)
Real estate investment trusts (REITs)	(0.05)
Semiconductors & semiconductor equipment	(0.31)
Wireless telecommunication services	(0.26)
Total common stocks	(4.18)
Investment company	(0.31)
Total investments sold short	(4.49)
Other assets in excess of liabilities	6.42
Net assets	100.00%

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—32.88%
Australia—2.10%
BHP Billiton Ltd.	26,465	$917,239
BHP Billiton Ltd., ADR	14,800	1,026,676
Caltex Australia Ltd.*	22,635	179,417
Energy Resources of Australia Ltd.	25,272	467,304
Fortescue Metals Group Ltd.*	175,589	699,046
Incitec Pivot Ltd.	139,228	412,474
Karoon Gas Australia Ltd.*	6,216	39,371
Lend Lease Group	11,762	97,690
Orica Ltd.	8,726	185,580
Paladin Resources Ltd.*	220,006	696,634
Qantas Airways Ltd.	761,691	1,904,563
Rio Tinto Ltd.	7,493	447,333
TABCORP Holdings Ltd.	98,613	612,392
Tatts Group Ltd.	99,377	201,810
Wesfarmers Ltd.	64,677	1,573,946
Total Australia common stocks		9,461,475
Austria—0.02%
Oesterreichische Elektrizitaetswirtschafts-AG (Verbund), Class A	2,280	94,628
Belgium—0.05%
Delhaize Group	3,089	241,964
Bermuda—0.50%
Bunge Ltd.	2,824	166,023
China Foods Ltd.	20,877	17,785
China Yurun Food Group Ltd.	22,182	62,141
CNPC Hong Kong Ltd.	12,117	14,974
Cosco Pacific Ltd.	5,215	7,552
Digital China Holdings Ltd.	73,000	115,401
Esprit Holdings Ltd.	3,700	25,944
GOME Electrical Appliances Holdings Ltd.*	127,000	44,403
Hi Sun Technology (China) Ltd.*	71,000	39,548
Hopson Development Holdings Ltd.	3,823	4,757
Huabao International Holdings Ltd.	77,863	79,355
Mongolia Energy Co. Ltd.*	23,212	11,303
Nine Dragons Paper Holdings Ltd.	10,079	14,120
PartnerRe Ltd.[1]	16,600	1,238,194
RenaissanceRe Holdings Ltd.[1]	2,200	119,196
Shangri-La Asia Ltd.	87,333	151,883
Sinofert Holdings Ltd.	212,143	122,019
Total Bermuda common stocks		2,234,598
Brazil—0.34%
Brasil Foods SA	2,796	66,971
Companhia de Concessoes Rodoviarias (CCR)	25,100	535,555
Companhia de Saneamento de Minas Gerais-Copasa MG	8,533	115,433

Security description	Number of shares	Value
Common stocks—(continued)
Brazil—(concluded)
Companhia Energetica de Minas Gerais-CEMIG, ADR	5,425	$90,435
Cosan SA Industria e Comercio*	7,000	79,098
Gerdau SA, ADR	8,200	110,290
Marfrig Frigorificos e Comercio de Alimentos SA*	1,714	20,459
SLC Agricola SA	7,692	73,451
Vale SA, ADR	16,800	433,272
Total Brazil common stocks		1,524,964
Canada—2.38%
Agnico-Eagle Mines Ltd.	24,600	1,246,482
Agrium, Inc.[2]	1,306	73,593
Agrium, Inc.[3]	1,646	92,579
Barrick Gold Corp.	46,670	1,624,220
Brookfield Asset Management, Inc.	2,700	54,243
Cameco Corp.	13,900	376,273
Canadian Solar, Inc.*	2,783	58,805
CGI Group, Inc., Class A*	25,700	338,661
Empire Co. Ltd.	6,600	295,542
Fairfax Financial Holdings Ltd.	900	305,381
Goldcorp, Inc.	64,600	2,192,058
Kinross Gold Corp.	71,700	1,165,842
Magna International, Inc., Class A	3,800	209,040
Manitoba Telecom Services, Inc.	10,900	345,069
Metro, Inc., Class A	7,000	255,778
National Bank of Canada	13,600	718,762
Potash Corp. of Saskatchewan, Inc.	2,718	269,245
Sino-Forest Corp.*	6,336	110,039
SouthGobi Energy Resources Ltd.*	700	10,098
Teck Cominco Ltd., Class B*	2,380	77,927
Telus Corp.	17,100	529,832
Ultra Petroleum Corp.*	1,342	61,652
Uranium One, Inc.*	93,460	289,317
Total Canada common stocks		10,700,438
Cayman Islands—0.90%
Agile Property Holdings Ltd.	4,779	5,966
Alibaba.com Ltd.	213,500	479,943
Anta Sports Products Ltd.	10,857	14,230
Baidu, Inc., ADR*	616	253,613
Belle International Holdings Ltd.	46,982	53,030
Chaoda Modern Agriculture (Holdings) Ltd.	81,339	79,246
China Dongxiang Group Co.	23,669	15,224
China High Speed Transmission Equipment Group Co. Ltd.	15,640	31,003
China Mengniu Dairy Co. Ltd.*	6,408	19,677
China Resources Land Ltd.	4,261	7,584
Country Garden Holdings Co.	19,351	6,317

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Cayman Islands—(concluded)
Ctrip.com International Ltd., ADR*	6,386	$199,818
Daphne International Holdings Ltd.	72,000	54,459
Fantasia Holdings Group Co. Ltd.*	133,500	27,299
Garmin Ltd.	8,400	271,404
Golden Eagle Retail Group Ltd.	8,165	14,597
Greentown China Holdings Ltd.	4,172	4,955
Hengan International Group Co. Ltd.	41,591	277,842
Hengdeli Holdings Ltd.	104,000	34,323
Hidili Industry International Development Ltd.*	40,152	41,970
Kingboard Chemical Holdings Ltd.	2,074	8,822
Kingboard Laminates Holdings Ltd.	10,610	7,474
KWG Property Holding Ltd.	8,276	4,971
Lee & Man Paper Manufacturing Ltd.	125,288	71,728
Li Ning Co. Ltd.	5,034	15,287
Melco PBL Entertainment Ltd., ADR*	2,693	9,614
Mindray Medical International Ltd., ADR	1,020	35,567
NetEase.com, Inc., ADR*	972	31,882
New Oriental Education & Technology Group, Inc., ADR*	202	13,736
Parkson Retail Group Ltd.	120,035	203,657
Perfect World Co. Ltd., ADR*	184	6,861
Real Gold Mining Ltd.*	34,500	38,796
Renhe Commercial Holdings	37,505	7,967
Shanda Interactive Entertainment Ltd., ADR*	184	8,503
Shimao Property Holdings Ltd.	4,276	6,537
Shui On Land Ltd.	9,726	4,593
Simcere Pharmaceutical Group, ADR*	8,800	72,160
SINA Corp.*	197	7,124
Soho China Ltd.	11,398	5,556
Suntech Power Holdings Co. Ltd., ADR*	617	8,336
Tencent Holdings Ltd.	68,320	1,267,505
Tingyi (Cayman Islands) Holding Corp.	68,485	148,152
Trina Solar Ltd., ADR*	1,646	36,097
Want Want China Holdings Ltd.	36,129	23,052
Xinao Gas Holdings Ltd.	7,940	18,736
Yingli Green Energy Holding Co. Ltd., ADR*	6,700	83,884
Total Cayman Islands common stocks		4,039,097

Security description	Number of shares	Value
Common stocks—(continued)
China—1.20%
Air China Ltd., Class H*	20,224	$16,748
Aluminum Corp. of China Ltd., Class H*	17,751	17,540
Angang Steel Co. Ltd., Class H	95,176	163,808
Anhui Conch Cement Co. Ltd., Class H	3,439	18,944
Bank of China Ltd., Class H	69,305	33,164
Bank of Communications Co. Ltd., Class H	19,370	19,351
Beijing Capital International Airport Co. Ltd., Class H*	140,345	79,130
BYD Co. Ltd., Class H*	1,944	14,072
China Bluechemical Ltd., Class H	20,248	13,112
China CITIC Bank, Class H	20,757	13,858
China Coal Energy Co., Class H	14,500	21,983
China Communications Construction Co. Ltd., Class H	14,693	13,615
China Communications Services Corp. Ltd., Class H	41,255	20,896
China Construction Bank Corp., Class H	614,932	469,278
China COSCO Holdings Co. Ltd., Class H	10,833	12,772
China Eastern Airlines Corp. Ltd., Class H*	29,035	9,666
China Life Insurance Co., Class H	156,828	693,615
China Merchants Bank Co. Ltd., Class H	26,705	61,533
China Molybdenum Co. Ltd., Class H	14,707	11,403
China National Building Material Co. Ltd., Class H	5,324	8,785
China National Materials Co. Ltd., Class H	10,586	6,401
China Oilfield Services Ltd., Class H	251,726	297,963
China Petroleum & Chemical Corp., Class H	54,045	42,196
China Railway Construction Corp. Ltd., Class H	11,717	14,700
China Railway Group Ltd., Class H*	1,009,438	728,466
China Shenhua Energy Co. Ltd., Class H	72,794	310,301
China Shipping Container Lines Co. Ltd., Class H*	25,425	9,556
China Shipping Development Co. Ltd., Class H	41,554	65,458
China South Locomotive and Rolling Stock Corp. Ltd., Series H	18,718	12,332
China Southern Airlines Co. Ltd., Class H*	28,524	9,374

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
China—(concluded)
China Telecom Corp. Ltd., Class H	517,116	$212,303
Datang International Power Generation Co. Ltd., Class H	42,604	18,109
Dongfang Electric Corp. Ltd., Class H	1,728	8,549
Dongfeng Motor Group Co. Ltd., Class H	16,253	21,059
Guangzhou R&F Properties Co. Ltd., Class H	4,138	5,820
Huaneng Power International, Inc., Class H	34,332	19,222
Industrial & Commercial Bank of China, Class H	154,004	111,950
Jiangsu Expressway Co. Ltd., Class H	9,379	8,348
Jiangxi Copper Co. Ltd., Class H	6,282	12,491
Maanshan Iron & Steel Co. Ltd., Class H*	21,132	12,643
PetroChina Co. Ltd., Class H	252,535	282,332
PICC Property & Casualty Co. Ltd., Class H*	12,000	10,823
Ping An Insurance (Group) Co. of China Ltd., Class H	2,962	22,974
Shandong Weigao Group Medical Polymer Co. Ltd., Class H	61,114	223,272
Shanghai Electric Group Co. Ltd., Class H	21,287	9,265
Shenzhen Expressway Co. Ltd., Class H	190,000	99,174
Sinopec Shanghai Petrochemical Co. Ltd., Class H*	25,906	9,053
Tsingtao Brewery Co. Ltd., Class H	4,411	21,928
Weichai Power Co. Ltd., Class H	13,797	98,818
Wumart Stores, Inc., Class H	8,760	14,438
Yanzhou Coal Mining Co. Ltd., Class H	40,611	79,184
Zhaojin Mining Industry Co. Ltd., Class H	6,083	10,760
Zhejiang Expressway Co. Ltd., Class H	9,389	8,140
Zhuzhou CSR Times Electric Co. Ltd., Class H	4,182	7,641
Zijin Mining Group Co. Ltd.	109,933	88,494
ZTE Corp., Class H	135,916	775,223
Total China common stocks		5,402,033
Denmark—0.32%
Carlsberg A/S, Class B	14,518	1,076,501
Coloplast A/S, Class B	1,576	170,786
Vestas Wind Systems A/S*	3,267	172,737
Total Denmark common stocks		1,420,024

Security description	Number of shares	Value
Common stocks—(continued)
Finland—0.14%
Fortum Oyj	5,215	$132,870
Orion Oyj, Class B	22,544	493,632
Total Finland common stocks		626,502
France—0.09%
CNP Assurances	1,711	151,323
Danone SA	608	34,831
GDF Suez	2,140	81,141
PagesJaunes Groupe	10,946	117,793
Suez Environnement SA	1,510	34,306
Total France common stocks		419,394
Germany—0.30%
Hannover Rueckversicherung AG*	7,852	362,997
K+S AG	1,663	93,441
Siemens AG	845	75,718
SMA Solar Technology AG	734	86,437
Suedzucker AG	31,274	721,607
Total Germany common stocks		1,340,200
Hong Kong—0.86%
Bank of East Asia Ltd.	2,190	7,443
Beijing Enterprises Holdings Ltd.	102,953	716,494
BOC Hong Kong (Holdings) Ltd.	6,248	13,019
BYD Electronic International Co. Ltd.*	7,460	6,263
Cathay Pacific Airways Ltd.*	6,457	10,560
Champion Real Estate Investment Trust	13,135	5,522
Cheung Kong (Holdings) Ltd.	1,678	19,764
China Agri-Industries Holdings Ltd.	18,788	25,484
China Everbright Ltd.	3,471	8,134
China Merchants Holdings International Co. Ltd.	3,860	12,843
China Mobile Ltd.	44,719	421,797
China Overseas Land & Investment Ltd.	62,423	111,017
China Resources Enterprise Ltd.	70,978	232,488
China Resources Power Holdings Co. Ltd.	52,364	101,072
China Taiping Insurance Holdings Co. Ltd.*	2,095	6,569
China Unicom (Hong Kong) Ltd.	45,329	50,977
Citic Pacific Ltd.	4,517	9,567
CLP Holdings Ltd.	5,023	33,933
CNOOC Ltd.	345,044	484,311
Denway Motors Ltd.	26,417	15,118
Fosun International	18,104	12,742
Franshion Properties China Ltd.	21,090	6,918
Fushan International Energy Group Ltd.	13,641	11,691
Guangdong Investment Ltd.	32,996	16,857

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Hong Kong—(concluded)
Hang Lung Group Ltd.	1,812	$8,110
Hang Lung Properties Ltd.	51,581	174,383
Hang Seng Bank Ltd.	1,058	14,798
Henderson Land Development Co. Ltd.	1,825	11,453
Hong Kong & China Gas Co. Ltd.	13,163	28,560
Hong Kong Electric Holdings Ltd.	5,167	28,894
Hong Kong Exchanges & Clearing Ltd.	19,780	334,204
Hopewell Holdings Ltd.	35,018	106,215
Hutchison Whampoa Ltd.	2,657	18,086
Hysan Development Co. Ltd.	2,113	5,227
Industrial & Commercial Bank of China (Asia) Ltd.	2,402	4,675
Lenovo Group Ltd.	236,607	161,658
Link REIT	106,171	254,881
MTR Corp.	36,199	117,144
New World Development Co. Ltd.	74,170	121,396
Poly (Hong Kong) Investments Ltd.	6,880	6,794
Shanghai Industrial Holdings Ltd.	2,042	9,463
Sino Land Co. Ltd.	4,586	7,548
Sino-Ocean Land Holdings Ltd.	7,193	5,821
Sinotrans Shipping Ltd.	16,906	7,801
Sinotruk Hong Kong Ltd.	6,504	7,555
SJM Holdings Ltd.	25,383	12,478
Sun Hung Kai Properties Ltd.	1,667	21,351
Swire Pacific Ltd., Class A	1,037	11,297
Television Broadcasts Ltd.	2,429	11,363
Wharf (Holdings) Ltd.	2,093	10,336
Wing Hang Bank Ltd.	831	6,979
Yuexiu Property Co. Ltd.	17,906	4,318
Total Hong Kong common stocks		3,853,371
Indonesia—0.12%
PT Bumi Resources Tbk	2,059,000	541,581
Ireland—0.15%
Warner Chilcott PLC, Class A*	25,100	685,983
Israel—0.01%
Israel Chemicals Ltd.	2,678	34,604
Italy—0.10%
EXOR SpA	5,051	82,740
Snam Rete Gas SpA	80,152	376,704
Total Italy common stocks		459,444
Japan—1.93%
INPEX Corp.	31	226,524
ITOCHU Techno-Solutions Corp.	3,500	106,045
KDDI Corp.	315	1,661,183
Kubota Corp.	39,000	349,046
Mitsui Chemicals, Inc.	149,000	399,095
Mitsui Engineering & Shipbuilding Co. Ltd.	264,000	636,759

Security description	Number of shares	Value
Common stocks—(continued)
Japan—(concluded)
Nippon Express Co. Ltd.	30,000	$126,235
Nippon Mining Holdings, Inc.	264,500	1,136,992
Nishi-Nippon City Bank Ltd.	63,000	162,739
Nitto Denko Corp.	18,700	719,213
NTT DoCoMo, Inc.	359	536,590
Sony Financial Holdings, Inc.	37	101,905
Sumitomo Corp.	97,000	1,089,614
The Bank of Kyoto Ltd.	24,000	198,226
The Iyo Bank Ltd.	12,000	99,268
Yamato Holdings Co. Ltd.	82,200	1,131,379
Total Japan common stocks		8,680,813
Jersey—0.36%
Petrofac Ltd.	21,347	325,641
Randgold Resources Ltd., ADR	15,600	1,075,308
United Co. RUSAL*	192,000	234,437
Total Jersey common stocks		1,635,386
Luxembourg—0.15%
ArcelorMittal	17,319	662,743
Mauritius—0.01%
Golden Agri-Resources Ltd.*	131,614	48,227
Netherlands—0.02%
Unilever N.V.	2,535	77,819
Netherlands Antilles—0.10%
Schlumberger Ltd.	7,400	469,604
Norway—0.37%
Marine Harvest	21,746	19,419
Statoil ASA	70,100	1,568,814
Yara International ASA	1,904	79,038
Total Norway common stocks		1,667,271
Portugal—0.12%
Banco Comercial Portugues SA (BCP)	517,496	558,095
Russia—0.09%
Mechel, ADR	20,400	403,716
Singapore—0.24%
SembCorp Industries Ltd.	83,000	205,256
Singapore Exchange Ltd.	126,000	712,278
StarHub Ltd.	67,000	103,186
Wilmar International Ltd.	9,446	43,791
Total Singapore common stocks		1,064,511
South Africa—0.02%
Sasol Ltd.	2,780	103,667
South Korea—0.07%
Samsung Electro-Mechanics Co. Ltd.	348	29,152
Samsung Electronics Co. Ltd.	402	270,897
Total South Korea common stocks		300,049

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
Spain—0.11%
Gamesa Corp. Tecnologica SA (Gamesa)	1,933	$27,915
Grifols SA	11,820	179,647
Iberdrola Renovables SA	8,382	37,214
Iberdrola SA	13,881	117,993
Iberia Lineas Aereas de Espana SA*	34,900	105,691
Red Electrica Corp. SA	912	45,775
Total Spain common stocks		514,235
Sweden—0.37%
Atlas Copco AB, A Shares	37,299	504,689
Electrolux AB, Class B*	14,520	344,289
SSAB Svenskt Staal AB, Series B	54,091	800,322
Total Sweden common stocks		1,649,300
Switzerland—0.24%
Kuehne & Nagel International AG	6,200	598,328
Nestle SA	3,006	142,243
Schindler Holding AG	1,280	95,183
Syngenta AG	862	220,341
Total Switzerland common stocks		1,056,095
Taiwan—0.31%
Acer, Inc.	4,160	11,446
Advanced Semiconductor Engineering, Inc.	10,414	8,251
Asustek Computer, Inc.	5,965	11,488
AU Optronics Corp.	11,053	12,231
Chi Mei Optoelectronics Corp.*	15,245	11,810
Compal Electronics, Inc.	6,777	9,429
Delta Electronics, Inc.	36,084	109,074
Epistar Corp.	10,982	35,058
Foxconn Technology Co. Ltd.	2,269	8,951
HON HAI Precision Industry Co. Ltd.	74,860	314,026
HTC Corp.	18,560	179,513
Innolux Display Corp.	6,247	10,205
Inotera Memories, Inc.*	11,043	7,781
Lite-On Technology Corp.	5,977	7,597
MediaTek, Inc.	16,515	267,470
Nan Ya Printed Circuit Board Corp.	2,251	9,508
Powertech Technology, Inc.	2,311	7,286
Quanta Computer, Inc.	4,709	9,400
Siliconware Precision Industries Co.	6,355	8,404
Synnex Technology International Corp.	19,994	40,710
Taiwan Semiconductor Manufacturing Co. Ltd.	146,578	279,691
United Microelectronics Corp.*	20,614	10,168
Wistron Corp.	4,411	8,278
Total Taiwan common stocks		1,377,775

Security description	Number of shares	Value
Common stocks—(continued)
United Kingdom—1.31%
3i Group PLC	22,269	$93,455
Antofagasta PLC	31,264	437,186
AstraZeneca PLC	18,634	866,338
BAE Systems PLC	79,845	449,399
Berkeley Group Holdings PLC*	17,045	216,385
BHP Billiton PLC	13,611	399,774
Eurasian Natural Resources Corp.	6,524	93,339
Kazakhmys PLC*	4,306	82,045
National Grid PLC	6,769	68,141
Rio Tinto PLC	20,882	1,001,988
Scottish & Southern Energy PLC	6,577	122,549
Thomas Cook Group PLC	29,582	107,293
Xstrata PLC*	119,377	1,952,176
Total United Kingdom common stocks		5,890,068
United States—17.48%
Acco Brands Corp.*	93,200	717,640
Acuity Brands, Inc.	1,000	35,780
Advance Auto Parts, Inc.[1]	37,000	1,459,650
AGCO Corp.*	2,717	83,982
Alleghany Corp.*	1,276	333,176
Amazon.com, Inc.*	5,900	739,919
Amgen, Inc.*	16,500	964,920
Annaly Capital Management, Inc.[1]	116,700	2,028,246
Apollo Group, Inc., Class A*	5,800	351,422
Apple, Inc.*	12,100	2,324,652
Applied Materials, Inc.	660	8,039
Arbitron, Inc.	58,750	1,486,962
Archer-Daniels-Midland Co.	6,402	191,868
AutoZone, Inc.1,*	2,700	418,581
Belden CDT, Inc.	52,900	1,207,707
Berkshire Hathaway, Inc., Class B*	6,900	527,367
Biogen Idec, Inc.1,*	26,800	1,440,232
BMC Software, Inc.*	10,800	417,312
BorgWarner, Inc.*	2,403	84,321
Broadcom Corp., Class A*	15,800	422,176
Cabot Oil & Gas Corp.	1,400	53,578
CareFusion Corp.*	28,800	741,600
Carlisle Cos., Inc.	38,400	1,287,168
CBS Corp., Class B	35,700	461,601
Celgene Corp.*	6,600	374,748
CF Industries Holdings, Inc.	1,400	130,004
Cliffs Natural Resources, Inc.	12,627	504,449
Computer Sciences Corp.1,*	17,900	918,270
CONSOL Energy, Inc.	11,700	545,337
Covanta Holding Corp.*	6,338	110,915
Coventry Health Care, Inc.1,*	19,900	455,312
Cree, Inc.*	1,045	58,426
Cummins, Inc.	1,672	75,508
Darden Restaurants, Inc.[1]	55,600	2,054,976
Deere & Co.	16,452	821,777

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Common stocks—(continued)
United States—(continued)
Deltic Timber Corp.	7,199	$323,307
Diebold, Inc.	11,900	316,183
Discover Financial Services[1]	98,000	1,340,640
Discovery Communications, Inc., Class C*	7,300	191,698
Dow Chemical Co.	2,030	54,993
Dr. Pepper Snapple Group, Inc.	1,429	39,526
Eli Lilly & Co.	13,600	478,720
EMC Corp.*	62,000	1,033,540
Energy Conversion Devices, Inc.*	1,270	11,570
Entergy Corp.	806	61,506
EOG Resources, Inc.	8,709	787,468
EQT Corp.	2,900	127,658
ESCO Technologies, Inc.	1,758	57,469
Exelon Corp.	3,400	155,108
Exterran Holdings, Inc.*	1,200	24,336
Family Dollar Stores, Inc.	12,200	376,736
First Solar, Inc.*	1,016	115,113
Fiserv, Inc.*	22,100	995,384
FMC Corp.	1,500	76,410
Forest Laboratories, Inc.1,*	55,800	1,653,912
FPL Group, Inc.[1]	41,414	2,019,347
Freeport-McMoRan Copper & Gold, Inc.	20,880	1,392,487
GATX Corp.	35,078	919,745
General Electric Co.	58,400	939,072
Genworth Financial, Inc., Class A*	15,600	215,904
Gilead Sciences, Inc.1,*	10,000	482,700
Goldman Sachs Group, Inc.	7,900	1,174,888
Google, Inc., Class A*	1,700	900,014
Hormel Foods Corp.	11,300	437,310
International Business Machines Corp. (IBM)	7,800	954,642
ITC Holdings Corp.	2,300	123,556
Itron, Inc.*	1,104	67,940
ITT Educational Services, Inc.*	1,100	106,557
Joy Global, Inc.	15,000	686,100
Kimberly-Clark Corp.[1]	2,400	142,536
Kraft Foods, Inc., Class A	14,200	392,772
Lance, Inc.	12,100	269,104
Las Vegas Sands Corp.*	33,500	519,250
Liberty Global, Inc., Series C*	40,900	1,024,954
Lorillard, Inc.[1]	17,500	1,324,750
Lubrizol Corp.[1]	16,400	1,208,516
Macy's, Inc.[1]	78,900	1,256,877
Mattel, Inc.	88,600	1,747,192
Maxim Integrated Products, Inc.	72,900	1,274,292
MEMC Electronic Materials, Inc.*	3,535	44,470
Micron Technology, Inc.*	113,700	991,464
Mirant Corp.*	35,200	495,264
Monsanto Co.	1,617	122,698

Security description	Number of shares	Value
Common stocks—(concluded)
United States—(concluded)
Newmont Mining Corp.	36,650	$1,570,819
Nike, Inc., Class B	7,400	471,750
Northeast Utilities	6,000	151,920
NVIDIA Corp.*	45,300	697,167
O'Reilly Automotive, Inc.*	6,100	230,580
Occidental Petroleum Corp.[1]	12,700	994,918
ON Semiconductor Corp.*	11,618	83,766
Ormat Technologies, Inc.	1,411	48,567
Penske Automotive Group, Inc.*	5,355	75,291
PG&E Corp.	700	29,568
Quanta Services, Inc.*	4,613	84,049
Questar Corp.	2,300	95,404
Ralcorp Holdings, Inc.*	24,613	1,521,083
Raytheon Co.[1]	32,100	1,683,003
Regal-Beloit Corp.	1,500	71,100
Ross Stores, Inc.[1]	46,100	2,117,373
Safeway, Inc.	17,900	401,855
SEACOR Holdings, Inc.*	9,550	670,888
Sempra Energy[1]	19,800	1,004,850
Sohu.com, Inc.*	869	43,754
St. Mary Land & Exploration Co.	2,900	92,916
Starbucks Corp.*	26,500	577,435
SunPower Corp., Class A*	2,177	44,389
SunPower Corp., Class B*	2,832	52,590
Tenneco, Inc.*	1,799	31,806
Texas Instruments, Inc.[1]	32,000	720,000
Textron, Inc.	21,900	427,707
The Gap, Inc.[1]	6,300	120,204
The J.M. Smucker Co.	882	52,982
The Mosaic Co.	23,015	1,231,533
The NASDAQ OMX Group, Inc.1,*	12,900	232,071
TJX Cos., Inc.[1]	55,400	2,105,754
TRW Automotive Holdings Corp.*	3,852	88,712
Tyson Foods, Inc., Class A1	102,289	1,413,634
United Parcel Service, Inc. (UPS), Class B	12,200	704,794
UnitedHealth Group, Inc.[1]	14,200	468,600
Valero Energy Corp.	9,300	171,306
Websense, Inc.*	16,500	305,745
WellPoint, Inc.1,*	20,900	1,331,748
Wells Fargo & Co.	31,400	892,702
Western Digital Corp.1,*	31,400	1,192,886
Xilinx, Inc.	19,800	466,884
Zep, Inc.	22,900	506,548
Total United States common stocks		78,573,950
Total common stocks (cost—$145,554,046)		147,813,624

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Preferred stock—0.01%
Brazil—0.01%
Fertilizantes Fosfatados SA* (cost—$52,919)	5,166	$51,222
Investment companies—1.87%
United States—1.87%
Energy Select Sector SPDR Fund	18,300	998,997
iShares FTSE/Xinhua China 25 Index Fund	35,500	1,361,780
iShares MSCI Brazil Index Fund	62,700	4,055,436
iShares MSCI Japan Index Fund	159,200	1,566,528
Market Vectors Agribusiness ETF	10,196	418,750
Total investment companies (cost—$8,345,449)		8,401,491
Unit trust—0.01%
Brazil—0.01%
All America Latina Logistica (ALL) (cost—$69,830)	6,160	49,345
	Face amount[4]
US government obligations—2.92%
US Treasury Bonds 4.375%, due 11/15/39	$3,300,000	3,227,812
US Treasury Inflation Index Notes (TIPS) 0.875%, due 04/15/10	4,339,182	4,354,777
1.625%, due 01/15/15	566,460	595,359
1.875%, due 07/15/13	706,698	752,192
2.375%, due 04/15/11	435,948	451,887
2.500%, due 07/15/16	214,234	236,511
3.500%, due 01/15/11	2,858,716	2,977,756
US Treasury Notes 3.875%, due 05/15/18	500,000	518,125
Total US government obligations (cost—$13,026,876)		13,114,419
Federal farm credit bank certificate—1.12%
FFCB 4.500%, due 05/21/15 (cost—$4,747,441)	4,700,000	5,049,295
Federal home loan mortgage corporation certificates**—1.76%
FHLMC 4.500%, due 05/01/23	30,471	31,768
5.000%, due 11/01/16	10,831	11,537
5.000%, due 01/01/17	28,461	30,331
5.000%, due 02/01/17	59,846	63,780
5.000%, due 03/01/17	42,859	45,672
5.000%, due 04/01/17	101,989	108,829
5.000%, due 09/01/17	274,430	292,807
5.000%, due 10/01/17	611,930	652,482
5.000%, due 11/01/17	477,827	508,682
5.000%, due 12/01/17	194,676	207,732
5.000%, due 01/01/18	729,453	776,386

Security description	Face amount[4]	Value
Federal home loan mortgage corporation certificates**—(concluded)
5.000%, due 02/01/18	$862,283	$918,306
5.000%, due 03/01/18	1,759,507	1,872,881
5.000%, due 04/01/18	371,163	395,777
5.000%, due 05/01/18	299,860	319,508
5.000%, due 06/01/18	67,282	71,709
5.000%, due 07/01/18	77,549	82,653
5.000%, due 08/01/18	38,910	41,480
5.000%, due 09/01/18	30,677	32,696
5.000%, due 10/01/18	92,580	98,673
5.000%, due 11/01/18	103,409	110,214
5.000%, due 12/01/18	65,561	69,877
5.000%, due 01/01/19	24,851	26,487
5.000%, due 03/01/19	15,063	16,045
5.000%, due 10/01/39	496,987	517,186
5.500%, due 01/01/20	298,328	321,225
5.500%, due 05/01/20	130,036	140,016
5.500%, due 07/01/20	115,238	124,083
Total federal home loan mortgage corporation certificates (cost—$7,833,227)		7,888,822
Federal national mortgage association certificates**—2.46%
FNMA 3.900%, due 04/01/37[5]	2,645,095	2,745,800
4.500%, due 10/01/18	362,895	382,885
4.500%, due 11/01/18	81,379	85,862
4.500%, due 12/01/18	135,615	143,085
4.500%, due 05/01/19	306,994	323,330
4.500%, due 06/01/23	580,632	605,540
5.000%, due 07/01/19	39,081	41,611
5.000%, due 08/01/19	76,578	81,534
5.000%, due 09/01/19	236,189	251,476
5.000%, due 10/01/19	327,084	348,251
5.000%, due 11/01/19	419,642	446,798
5.000%, due 12/01/19	3,071,977	3,272,319
5.000%, due 01/01/20	195,880	208,525
5.000%, due 02/01/20	113,335	120,671
5.000%, due 03/01/20	160,765	171,170
5.000%, due 10/01/39	298,009	310,074
6.000%, due 03/01/32	156	169
6.000%, due 05/01/33	15,035	16,256
6.000%, due 12/01/33	6,075	6,564
6.000%, due 04/01/35	7,305	7,857
6.000%, due 07/01/35	57,670	62,030
6.000%, due 08/01/35	773	832
6.000%, due 11/01/35	130,455	140,317
6.000%, due 01/01/36	167,390	180,044
6.000%, due 02/01/36	14,778	15,861
6.000%, due 01/01/39	22,561	24,168
FNMA TBA 5.500%, TBA	1,000,000	1,059,219
Total federal national mortgage association certificates (cost—$10,759,990)		11,052,248

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[4]	Value
Collateralized mortgage obligations—7.48%
American Home Mortgage Assets, Series 2006-3, Class 1A1 1.451%, due 10/25/46[5]	$736,328	$380,439
Series 2006-3, Class 2A11 1.421%, due 10/25/46[5]	752,811	382,446
Series 2006-4, Class 1A11 0.421%, due 10/25/46[5]	1,292,494	696,781
Series 2007-1, Class A1 1.181%, due 02/25/47[5]	755,885	353,831
American Home Mortgage Investment Trust, Series 2004-3, Class 1A 0.601%, due 10/25/34[5]	43,442	35,890
Series 2005-4, Class 1A1 0.521%, due 11/25/45[5]	981,276	567,734
Banc of America Funding Corp., Series 2007-D, Class 1A5 0.511%, due 06/20/47[5]	600,000	134,967
BCAP LLC Trust, Series 2006-RR1, Class CF 0.871%, due 11/25/36[5]	163,945	147,678
Bear Stearns Alternative Trust-A Trust, Series 2005-8, Class 11A1 0.501%, due 10/25/35[5]	885,291	472,431
Citimortgage Alternative Loan Trust, Series 2006-A7, Class 1A12 6.000%, due 12/25/36	1,184,598	843,528
Countrywide Alternative Loan Trust, Series 2005-46C8, Class A8 5.500%, due 10/25/35	697,975	630,154
Series 2005-61, Class 1A1 0.491%, due 12/25/35[5]	1,153,280	638,283
Series 2006-23CB, Class 1A6 6.000%, due 08/25/36	325,213	247,163
Series 2006-5T2, Class A3 6.000%, due 04/25/36	1,015,910	757,893
Series 2007-0A11, Class A1A 1.861%, due 11/25/47[5]	929,162	415,283
Series 2007-6, Class A4 5.750%, due 04/25/47	1,200,000	718,783
Countrywide Home Loan, Series 2007-14, Class A19 6.000%, due 09/25/37	767,564	667,421
Credit Suisse Mortgage Capital Certificates, Series 2006-8, Class 4A1 6.500%, due 10/25/21[6]	1,165,175	834,921
DSLA Mortgage Loan Trust, Series 2004-AR2, Class A2A 0.623%, due 11/19/44[5]	1,192,689	703,807
Series 2006-AR2, Class 2A1A 0.433%, due 11/19/37[5]	588,589	318,469
FHLMC REMIC, Series 3450, Class AJ** 4.500%, due 07/15/22	1,821,905	1,905,157

Security description	Face amount[4]	Value
Collateralized mortgage obligations—(continued)
First Horizon Alternative Mortgage Securities, Series 2005-AA9, Class AA9 5.611%, due 11/25/35[5]	$1,142,954	$608,031
FNMA REMIC,** Series 2008-56, Class FD 1.171%, due 07/25/48[5]	1,570,169	1,569,420
Series 2009-70, Class AL 5.000%, due 08/25/19	2,156,086	2,292,140
Greenpoint Mortgage Funding Trust, Series 2007-AR3, Class A1 0.451%, due 06/25/37[5]	631,780	320,060
Harborview Mortgage Loan Trust, Series 2005-3, Class 2A1A 0.473%, due 06/19/35[5]	1,498,560	889,969
Series 2005-9, Class 2A1A 0.571%, due 06/20/35[5]	612,639	461,774
Series 2005-10, Class 2A1A 0.543%, due 11/19/35[5]	2,752,205	1,665,687
Series 2005-11, Class 2A1A 0.543%, due 08/19/45[5]	284,145	178,912
Series 2006-1, Class 2A1A 0.473%, due 03/19/36[5]	1,372,591	766,253
Series 2006-9, Class 2A1A 0.443%, due 11/19/36[5]	622,242	345,319
Series 2006-14, Class 2A1A 0.383%, due 01/25/47[5]	2,458,224	1,377,414
Indymac Index Mortgage Loan Trust, Series 2006-AR4, Class A1A 0.441%, due 05/25/46[5]	2,121,191	1,124,199
Lehman Mortgage Trust, Series 2006-8, Class 2A1 0.651%, due 12/25/36[5]	1,463,760	719,106
Luminent Mortgage Trust, Series 2006-2, Class A1A 0.431%, due 02/25/46[5]	2,356,934	1,257,155
Series 2006-5, Class A1A 0.421%, due 07/25/36[5]	865,809	445,492
Morgan Stanley Capital I, Series 2005-HQ7, Class A4 5.207%, due 11/14/42[5]	500,000	510,385
Morgan Stanley Mortgage Loan Trust, Series 2007-15AR, Class 2A1 5.956%, due 11/25/37[5]	801,619	534,108
Residential Accredit Loans, Inc., Series 2005-Q05, Class A1 1.481%, due 01/25/46[5]	2,397,620	1,250,845
Series 2007-QH9, Class A1 6.501%, due 11/25/37[5]	900,773	444,133
Series 2007-QS1, Class 2A2 0.591%, due 01/25/37[5]	2,055,944	1,154,700
Residential Asset Securitization Trust, Series 2007-A2, Class 1A3 6.000%, due 04/25/37	1,037,603	626,721

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[4]	Value
Collateralized mortgage obligations—(concluded)
Sequoia Mortgage Trust, Series 2004-10, Class A3A 0.921%, due 11/20/34[5]	$114,280	$88,441
Structured Adjustable Rate Mortgage Loan Trust, Series 2005-21, Class 7A1 5.991%, due 11/25/35	2,094,766	1,671,450
WaMu Mortgage Pass Through Certificates, Series 2007-OA6, Class 1A 1.354%, due 07/25/47[5]	849,175	457,312
Wells Fargo Alternative Loan Trust, Series 2007-PA2, Class 1A1 6.000%, due 06/25/37	1,396,076	1,004,520
Total collateralized mortgage obligations (cost—$42,562,275)		33,616,605
Asset-backed securities—1.95%
Bank of America Auto Trust, Series 2009-1A, Class A2 1.700%, due 12/15/11[6,7]	1,800,000	1,809,177
Series 2009-2A, Class A3 2.130%, due 09/15/13[6,7]	1,200,000	1,218,020
Chase Issuance Trust, Series 2009-A5, Class A5 1.033%, due 06/15/12[5]	2,500,000	2,505,495
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1 1.231%, due 10/01/37[5,6,7]	196,190	171,471
Series 2007-1, Class 2A2 2.645%, due 10/01/37[5,6,7]	130,000	57,725
Series 2007-1, Class 2A3 1.921%, due 10/01/37[5,6,7]	230,000	86,819
GMAC Mortgage Corp. Loan Trust, Series 2007-HE3, Class 1A1 7.000%, due 09/25/37	57,345	33,734
Series 2007-HE3, Class 2A1 7.000%, due 09/25/37	99,072	46,811
Household Home Equity Loan Trust, Series 2007-3, Class APT 1.433%, due 11/20/36[5]	337,175	305,936
SLM Student Loan Trust, Series 2004-9, Class A4 0.379%, due 04/25/17[5]	556,671	555,445
Series 2006, Class A3 0.289%, due 10/25/16[5]	1,082,969	1,080,544
Series 2008-6, Class A1 0.649%, due 10/27/14[5]	577,229	577,896
USAA Auto Owner Trust, Series 2007-2, Class A3 4.900%, due 02/15/12	304,363	308,056
Total asset-backed securities (cost—$9,070,475)		8,757,129

Security description	Face amount[4]		Value
Corporate notes—8.06%
Australia—1.07%
QBE Insurance Group Ltd. 9.750%, due 03/14/14[6,7]		$105,000	$119,942
Suncorp-Metway Ltd. 0.628%, due 12/17/10[5,8]		1,000,000	1,002,010
1.501%, due 04/15/11[5,8]		2,500,000	2,535,737
Westfield Capital/Westfield Financial 4.375%, due 11/15/10[8]		325,000	334,709
Westpac Banking Corp. 1.900%, due 12/14/12[6,7]		800,000	800,682
Total Australia corporate notes			4,793,080
Bermuda—0.06%
Endurance Specialty Holdings 7.000%, due 07/15/34		125,000	118,109
White Mountains Re Group 6.375%, due 03/20/17[6,7]		150,000	148,015
Total Bermuda corporate notes			266,124
Canada—0.20%
Canadian Natural Resources 5.150%, due 02/01/13		250,000	270,058
Nexen, Inc. 6.400%, due 05/15/37		225,000	226,481
TransCanada PipeLines Ltd. 6.350%, due 05/15/67[9]		450,000	427,111
Total Canada corporate notes			923,650
Cayman Islands—0.09%
Resona Preferred Global Securities 7.191%, due 07/30/15[8,9,10]		425,000	394,899
Denmark—0.04%
Nordic Telephone Co. Holdings 8.250%, due 05/01/16	EUR	125,000	184,578
France—0.49%
Credit Agricole SA 8.375%, due 10/13/19[8,9,10]		150,000	162,000
Dexia Credit Local 0.501%, due 01/12/12[5,6,7]		500,000	499,789
2.375%, due 09/23/11[8]		1,500,000	1,538,511
Total France corporate notes			2,200,300
Germany—0.34%
NRW Bank MTN 5.375%, due 07/19/10		1,500,000	1,533,484
Ireland—0.02%
VIP Fin (Vimpelcom) 9.125%, due 04/30/18		100,000	107,875
Japan—0.06%
Bank of Tokyo-Mitsubishi UFJ Ltd. 3.850%, due 01/22/15[6,7]		250,000	253,638

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[4]		Value
Corporate notes—(continued)
Luxembourg—0.27%
ArcelorMittal 6.125%, due 06/01/18		$275,000	$286,168
Hellas Telecom V 4.684%, due 10/15/12[5]	EUR	250,000	265,168
Telecom Italia Capital 6.200%, due 07/18/11		325,000	345,537
Telecom Italia Capital SA 7.200%, due 07/18/36		300,000	324,029
Total Luxembourg corporate notes			1,220,902
Mexico—0.13%
Petroleos Mexicanos 8.000%, due 05/03/19		510,000	585,225
Netherlands—0.23%
Impress Holdings BV 3.809%, due 09/15/13[5]	EUR	250,000	331,027
LeasePlan Corp. N.V. 3.000%, due 05/07/12[8]		700,000	721,036
Total Netherlands corporate notes			1,052,063
New Zealand—0.28%
ANZ National (International) Ltd. 3.250%, due 04/02/12[8]		1,200,000	1,244,000
United Arab Emirates—0.04%
Dolphin Energy Ltd. 5.888%, due 06/15/19[8]		168,300	168,300
United Kingdom—0.32%
Anglo American Capital PLC 9.375%, due 04/08/14[6,7]		100,000	121,103
9.375%, due 04/08/19[8]		250,000	320,969
HSBC Holdings PLC 6.500%, due 09/15/37		250,000	261,535
Lloyds TSB Bank PLC 4.375%, due 01/12/15[6,7]		350,000	347,950
Royal Bank of Scotland Group PLC 4.875%, due 08/25/14[8]		400,000	410,456
Total United Kingdom corporate notes			1,462,013
United States—4.42%
Altria Group, Inc. 9.700%, due 11/10/18		275,000	344,412
Anheuser-Busch InBev Worldwide, Inc. 4.125%, due 01/15/15[8]		250,000	256,887
7.750%, due 01/15/19[8]		550,000	652,363
ANZ Capital Trust II 5.360%, due 12/15/13[8,10]		325,000	306,119
Arizona Public Service Co. 8.750%, due 03/01/19		300,000	365,102

Security description	Face amount[4]	Value
Corporate notes—(continued)
United States—(continued)
Bank of America Corp. 5.750%, due 12/01/17	$25,000	$25,496
Bear Stearns Co., Inc. 7.250%, due 02/01/18	175,000	200,687
Boardwalk Pipelines LP 5.875%, due 11/15/16	225,000	241,377
Boston Scientific Corp. 4.500%, due 01/15/15	125,000	125,926
7.000%, due 11/15/35	125,000	124,833
CBS Corp. 8.875%, due 05/15/19	350,000	427,498
Citigroup, Inc. 6.375%, due 08/12/14	350,000	371,397
Comcast Corp. 5.500%, due 03/15/11	225,000	235,671
6.450%, due 03/15/37	200,000	206,560
Comcast Holdings Corp. 10.625%, due 07/15/12	250,000	298,040
COX Communications, Inc. 6.250%, due 06/01/18[8]	375,000	404,989
CSC Holdings, Inc., Series B 7.625%, due 04/01/11	250,000	260,000
Darden Restaurants, Inc. 5.625%, due 10/15/12	225,000	242,849
DirecTV Holdings/Financing 7.625%, due 05/15/16	500,000	547,500
Discover Bank 8.700%, due 11/18/19	250,000	273,036
Dow Chemical Co. 5.900%, due 02/15/15	125,000	135,537
7.600%, due 05/15/14	375,000	431,449
EchoStar DBS Corp. 7.125%, due 02/01/16	250,000	250,625
Energy Transfer Partners 5.950%, due 02/01/15	350,000	379,106
Enterprise Products Operating LLC 6.650%, due 04/15/18	425,000	469,855
8.375%, due 08/01/66[5]	200,000	198,750
FirstEnergy Corp. 7.375%, due 11/15/31	225,000	253,189
Fiserv, Inc. 6.125%, due 11/20/12	250,000	276,707
Freeport-McMoRan Copper & Gold, Inc. 3.881%, due 04/01/15[5]	125,000	124,308
GMAC, Inc. 6.875%, due 09/15/11	750,000	748,399
HCA, Inc. 7.875%, due 02/15/20[8]	125,000	128,438
International Lease Finance Corp. MTN 4.950%, due 02/01/11	175,000	164,852
International Paper Co. 7.950%, due 06/15/18	75,000	86,910

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[4]		Value
Corporate notes—(continued)
United States—(continued)
JPMorgan Chase Bank NA 6.000%, due 10/01/17		$250,000	$268,268
JPMorgan Chase Capital XXVII 7.000%, due 11/01/39		200,000	206,840
Kraft Foods, Inc. 6.125%, due 08/23/18		200,000	214,924
Merrill Lynch & Co., Inc. 5.450%, due 02/05/13		450,000	478,831
6.400%, due 08/28/17		100,000	104,644
MetLife Capital Trust X 9.250%, due 04/08/38[5,8]		300,000	336,000
Morgan Stanley MTN 5.625%, due 09/23/19		100,000	100,930
5.950%, due 12/28/17		225,000	234,531
6.250%, due 08/28/17		200,000	213,302
6.625%, due 04/01/18		100,000	109,345
Nevada Power Co. 6.500%, due 05/15/18		375,000	412,493
Nisource Finance Corp. 10.750%, due 03/15/16		150,000	191,836
ONEOK Partners, LP 6.150%, due 10/01/16		75,000	82,465
6.850%, due 10/15/37		50,000	53,521
PNC Bank NA 6.875%, due 04/01/18		250,000	278,593
Progress Energy, Inc. 7.050%, due 03/15/19		300,000	340,823
ProLogis 1.875%, due 11/15/37		175,000	155,969
Prudential Financial, Inc. MTN 3.875%, due 01/14/15		400,000	403,177
Puget Sound Energy, Inc., Series A 6.974%, due 06/01/67[5]		150,000	133,848
Qwest Capital Funding, Inc. 7.900%, due 08/15/10		375,000	381,562
Simon Property Group LP 10.350%, due 04/01/19		500,000	651,090
SLM Corp. MTN 0.409%, due 07/26/10[5]		100,000	98,357
5.125%, due 08/27/12		425,000	404,082
Sprint Capital Corp. 8.375%, due 03/15/12		125,000	127,188
Tennessee Gas Pipeline 8.000%, due 02/01/16		225,000	262,125
8.375%, due 06/15/32		350,000	426,392
Transatlantic Holdings, Inc. 8.000%, due 11/30/39		175,000	178,018
US Bank NA 4.375%, due 02/28/17[9]	EUR	150,000	203,630
US Central Federal Credit Union 1.900%, due 10/19/12		400,000	403,575
Wachovia Corp. MTN 5.500%, due 05/01/13		975,000	1,057,144

Security description	Face amount[4]	Value
Corporate notes—(concluded)
United States—(concluded)
Wells Fargo & Co. 5.625%, due 12/11/17	$100,000	$105,119
Wells Fargo Capital XIII 7.700%, due 03/26/13[9,10]	300,000	291,000
Western Corporate Federal Credit Union 1.750%, due 11/02/12	400,000	402,180
Whirlpool Corp. 8.000%, due 05/01/12	75,000	82,920
8.600%, due 05/01/14	100,000	115,428
Williams Cos., Inc. 6.375%, due 10/01/10[8]	250,000	256,653
ZFS Finance USA Trust I 6.150%, due 12/15/35[5,8]	550,000	525,250
Total United States corporate notes		19,850,920
Total corporate notes (cost—$34,535,122)		36,241,051
Municipal bonds and notes—0.28%
United States—0.28%
California (Build America Bonds) 7.500%, due 04/01/34	325,000	321,054
7.550%, due 04/01/39	225,000	222,352
Pennsylvania Higher Education Assistance Agency Student Loan Revenue, Series 2, Class A-1 0.886%, due 04/25/19[5]	700,000	700,000
Total municipal bonds and notes (cost—$1,229,418)		1,243,406
Non-US government obligations—0.33%
Indonesia—0.09%
Republic of Indonesia 5.875%, due 03/13/20[6,7]	390,000	394,875
Peru—0.06%
Republic of Peru 7.125%, due 03/30/19	250,000	283,125
Qatar—0.18%
State of Qatar 5.250%, due 01/20/20[8]	800,000	800,000
Total non-US government obligations (cost—$1,435,316)		1,478,000
Time deposits—3.69%
JPMorgan Chase 0.090%, due 02/01/10	4,151,253	4,151,253
Rabobank Nederland N.V. 0.100%, due 02/01/10	12,420,095	12,420,095
Total time deposits (cost—$16,571,348)		16,571,348

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Face amount[4]	Value
Short-term US government obligations[11]—18.27%
US Treasury Bills 0.045%, due 04/15/10	$3,000,000	$2,999,726
0.150%, due 05/13/10[1]	65,450,000	65,422,456
0.153%, due 05/13/10[1]	2,550,000	2,548,909
0.150%, due 07/08/10	3,000,000	2,998,038
0.135%, due 07/29/10[1]	8,175,000	8,169,543
Total short-term US government obligations (cost—$82,138,672)		82,138,672
Repurchase agreement—14.88%
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $68,262,233 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$68,234,512); proceeds: $66,896,056 (cost—$66,896,000)	66,896,000	66,896,000
	Number of contracts
Options*—0.10%
Call options purchased—0.01%
DJ Euro Stoxx 50 Index, strike @ EUR 3,100, expires 03/19/10	250	25,304
Russell 2000 Index, strike @ $700, expires 02/20/10	47	235
S&P 500 Index, strike @ $1,175, expires 03/20/10	215	41,710
Total call options purchased		67,249
Put options purchased—0.09%
DJ Euro Stoxx 50 Index, strike @ EUR 2,650, expires 03/19/10	252	197,060
Russell 2000 Index, strike @ $560, expires 03/20/10	62	64,480
S&P 500 Index, strike @ $1,000, expires 03/20/10	93	136,245
Total put options purchased		397,785
Total options (cost—$365,839)		465,034
Total investments before investments sold short (cost—$445,194,243)— 98.07%		440,827,711

Security description	Number of shares	Value
Investments sold short—(4.49)%
Common stocks—(4.18)%
Bermuda—(0.07)%
Nabors Industries Ltd.	(13,500)	$(301,050)
Canada—(0.81)%
Gerdau Ameristeel Corp.	(38,900)	(291,409)
Ivanhoe Mines Ltd.	(57,000)	(798,560)
Potash Corp. of Saskatchewan, Inc.	(9,200)	(911,353)
Progress Energy Resources Corp.	(35,900)	(463,670)
Ultra Petroleum Corp.	(25,700)	(1,180,658)
Total Canada common stocks		(3,645,650)
Germany—(0.30)%
K+S AG	(23,991)	(1,348,013)
Japan—(0.10)%
Aeon Credit Service Co. Ltd.	(9,400)	(97,255)
Kawasaki Kisen Kaisha Ltd.	(97,000)	(344,636)
Total Japan common stocks		(441,891)
Netherlands—(0.17)%
ASML Holding N.V.	(24,113)	(759,373)
Sweden—(0.17)%
Swedbank AB, A Shares	(88,260)	(769,707)
Switzerland—(0.04)%
Swiss Reinsurance Co., Ltd.	(4,126)	(179,895)
United Kingdom—(0.18)%
Cairn Energy PLC	(20,150)	(103,855)
Prudential PLC	(57,188)	(521,187)
Standard Life PLC	(62,051)	(192,551)
Total United Kingdom common stocks		(817,593)
United States—(2.34)%
Citigroup, Inc.	(113,100)	(375,492)
Fifth Third Bancorp	(91,300)	(1,135,772)
Harley-Davidson, Inc.	(9,000)	(204,660)
Hartford Financial Services Group, Inc.	(44,200)	(1,060,358)
KeyCorp	(138,200)	(992,276)
Leucadia National Corp.	(12,100)	(270,193)
Level 3 Communications, Inc.	(402,600)	(559,614)
MEMC Electronic Materials, Inc.	(51,500)	(647,870)
Petrohawk Energy Corp.	(24,000)	(535,920)
ProLogis	(17,300)	(217,980)
Regions Financial Corp.	(139,200)	(883,920)
SBA Communications Corp., Class A	(35,400)	(1,171,386)
Sunoco, Inc.	(14,200)	(356,278)
SunTrust Banks, Inc.	(40,000)	(973,200)
Textron, Inc.	(5,600)	(109,368)
Vertex Pharmaceuticals, Inc.	(27,000)	(1,036,800)
Total United States common stocks		(10,531,087)
Total common stocks (proceeds—$17,741,659)		(18,794,259)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Security description	Number of shares	Value
Investment company—(0.31)%
United States—(0.31)%
iShares MSCI Emerging Markets Index (proceeds—$1,536,976)	(36,700)	$(1,404,142)
Total investments sold short (proceeds—$19,278,635)— (4.49)%		(20,198,401)
Other assets in excess of liabilities—6.42%		28,860,837
Net assets—100.00%		$449,490,147

Aggregate cost for federal income tax purposes before investments sold short, which was substantially the same for book purposes, was $445,194,243; and net unrealized depreciation consisted of:

Gross unrealized appreciation	$13,038,236
Gross unrealized depreciation	(17,404,768)
Net unrealized depreciation	$(4,366,532)

*  Non-income producing security.

**  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Security, or portion thereof, pledged as collateral for investments sold short, written options and futures.

2  Security is traded on the New York Stock Exchange.

3  Security is traded on the Toronto Stock Exchange.

4  In US Dollars unless otherwise indicated.

5  Floating rate security. The interest rate shown is the current rate as of January 31, 2010.

6  Illiquid securities representing 2.23% of net assets as of January 31, 2010.

7  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 1.34% of net assets as of January 31, 2010, are considered illiquid and restricted (see table below for more information).

Illiquid and restricted securities	Acquisition dates	Acquisition cost	Acquisition cost as a percentage of net assets	Value at 01/31/10	Value as a percentage of net assets
Anglo American Capital PLC 9.375%, 04/08/14	12/03/09	$120,079	0.03%	$121,103	0.03%
Bank of America Auto Trust, Series 2009-1A, Class A2 1.700%, 12/15/11	07/07/09	1,799,843	0.40	1,809,177	0.40
Bank of America Auto Trust, Series 2009-2A, Class A3 2.130%, 09/15/13	09/02/09	1,199,988	0.27	1,218,020	0.27
Bank of Tokyo-Mitsubishi UFJ Ltd. 3.850%, 01/22/15	01/13/10	249,898	0.05	253,638	0.05
CIT Mortgage Loan Trust, Series 2007-1, Class 2A1 1.231%, 10/01/37	10/05/07	196,190	0.04	171,471	0.04
CIT Mortgage Loan Trust, Series 2007-1, Class 2A2 2.645%, 10/01/37	10/05/07	130,000	0.03	57,725	0.01
CIT Mortgage Loan Trust, Series 2007-1, Class 2A3 1.921%, 10/01/37	10/05/07	230,000	0.05	86,819	0.02
Dexia Credit Local 0.501%, 01/12/12	01/05/10	500,000	0.11	499,789	0.11
Lloyds TSB Bank PLC 4.375%, 01/12/15	01/05/10	349,986	0.08	347,950	0.08
Republic of Indonesia 5.875%, 03/13/20	01/13/10	388,396	0.09	394,875	0.09
QBE Insurance Group Ltd. 9.750%, 03/14/14	12/30/08	92,264	0.02	119,942	0.03
Westpac Banking Corp. 1.900%, 12/14/12	12/07/09	799,584	0.18	800,682	0.18
White Mountains Re Group 6.375%, 03/20/17	09/17/07	145,674	0.03	148,015	0.03
		$6,201,902	1.38%	$6,029,206	1.34%

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

8  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities, which represent 2.78% of net assets as of January 31, 2010, are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

9  Variable rate security. The interest rate shown is the current rate as of January 31, 2010, and resets at the next call date.

10  Perpetual bond security. The maturity date reflects the next call date.

11  Rates shown are the discount rate at date of purchase.

ADR  American Depositary Receipt

ETF  Exchange Traded Fund

EUR  Euro

FFCB  Federal Farm Credit Bank

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GMAC  General Motors Acceptance Corporation

MSCI  Morgan Stanley Capital International

MTN  Medium Term Note

REIT  Real Estate Investment Trust

REMIC  Real Estate Mortgage Investment Conduit

SPDR  Standard & Poor's Depository Receipts

TBA  (To Be Announced) Security is purchased on a forward commitment basis with an approximate principal amount (generally +/- 1.0%) and no definite maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned.

TIPS  Treasury inflation protected securities ("TIPS") are debt securities issued by the US Treasury whose principal and/or interest payments are adjusted for inflation, unlike debt securities that make fixed principal and interest payments. The interest rate paid by the TIPS is fixed, while the principal value rises or falls based on changes in a published Consumer Price Index ("CPI"). Thus, if inflation occurs, the principal and interest payments on TIPS are adjusted accordingly to protect investors from inflationary loss. During a deflationary period, the principal and interest payments decrease, although the TIPS principal amounts will not drop below their face amounts at maturity. In exchange for the inflation protection, the TIPS generally pay lower interest rates than typical US Treasury securities. Only if inflation occurs will TIPS offer a higher real yield than a conventional Treasury bond of the same maturity.

Written options

Number of contracts	Call options written	Expiration dates	Premiums received	Current value	Unrealized appreciation (depreciation)
250	DJ Euro Stoxx 50 Index, strike @ EUR 3,000	03/19/10	$76,438	$66,552	$9,886
47	Russell 2000 Index Option, strike @ $680	02/19/10	21,993	893	21,100
215	S&P 500 Index, strike @ $1,150	03/20/10	210,255	118,250	92,005
			$308,686	$185,695	$122,991
	Put options written
252	DJ Euro Stoxx 50 Index, strike @ EUR 2,800	02/19/10	$97,348	$276,024	$(178,676)
62	Russell 2000 Index Option, strike @ $590	02/20/10	39,877	62,620	(22,743)
93	S&P 500 Index, strike @ $1,050	02/20/10	71,417	146,940	(75,523)
			208,642	485,584	(276,942)
			$517,328	$671,279	$(153,951)

Currency type abbreviation:

EUR  Euro

Written option activity for the six months ended January 31, 2010 was as follows:

	Number of contracts	Premiums received
Options outstanding at July 31, 2009	447	$231,372
Options written	6,152	3,365,513
Options terminated in closing purchase transactions	(5,680)	(3,079,557)
Options outstanding at January 31, 2010	919	$517,328

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Futures contracts

Number of contracts	Currency	Buy contracts	Expiration dates	Cost	Current value	Unrealized appreciation (depreciation)
53	AUD	Australian Bond 10 Year Futures	March 2010	$4,884,259	$4,910,481	$26,222
1	EUR	CAC 40 Index Futures	February 2010	55,566	51,963	(3,603)
12	EUR	FTSE MIB Index Futures	March 2010	1,901,857	1,822,976	(78,881)
141	EUR	German Euro Bobl Futures	March 2010	22,872,463	22,974,492	102,029
323	EUR	German Euro Bund Futures	March 2010	55,107,450	55,347,033	239,583
10	EUR	IBEX 35 Index Futures	February 2010	1,649,387	1,518,591	(130,796)
64	GBP	FTSE 100 Index Futures	March 2010	5,406,830	5,279,971	(126,859)
4	GBP	United Kingdom Long Gilt 10 Year Futures	March 2010	740,622	741,334	712
8	HKD	Hang Seng Index Futures	February 2010	1,051,824	1,040,601	(11,223)
13	JPY	TOPIX Index Futures	March 2010	1,292,374	1,282,720	(9,654)
20	USD	NASDAQ 100 E-Mini Index Futures	March 2010	756,942	695,700	(61,242)
17	USD	S&P 500 E-Mini Index Futures	March 2010	937,356	909,840	(27,516)
9	USD	S&P 500 Index Futures	March 2010	2,482,448	2,408,400	(74,048)
207	USD	US Treasury Bond 20 Year Futures	March 2010	24,178,223	24,594,188	415,965
255	USD	US Treasury Note 5 Year Futures	March 2010	29,613,549	29,697,539	83,990
631	USD	US Treasury Note 10 Year Futures	March 2010	73,893,213	74,556,595	663,382
				$226,824,363	$227,832,424	$1,008,061
		Sale contracts		Proceeds
51	AUD	ASX SPI 200 Index Futures	March 2010	$5,303,093	$5,151,909	$151,184
321	CAD	Canadian Government Bond 10 Year Futures	March 2010	36,192,867	36,396,068	(203,201)
14	CAD	S&P TSE 60 Index Futures	March 2010	1,768,721	1,699,709	69,012
21	EUR	AEX Index Futures	February 2010	1,984,791	1,909,834	74,957
2	EUR	DAX Index Futures	March 2010	409,821	389,707	20,114
50	EUR	DJ Euro Stoxx 50 Index Futures	March 2010	1,921,245	1,927,167	(5,922)
215	EUR	German Euro Bund Futures	March 2010	36,511,812	36,870,804	(358,992)
33	EUR	German Euro Buxl Futures	March 2010	4,569,596	4,587,755	(18,159)
219	GBP	United Kingdom Long Gilt 10 Year Futures	March 2010	40,710,644	40,570,927	139,717
88	JPY	Japan Government Bond 10 Year Mini Futures	March 2010	13,549,846	13,540,478	9,368
6	USD	Russell 2000 Mini Index Futures	March 2010	364,085	360,600	3,485
296	USD	S&P 500 E-Mini Index Futures	March 2010	16,190,268	15,841,920	348,348
137	USD	US Treasury Note 2 Year Futures	March 2010	29,757,414	29,859,578	(102,164)
191	USD	US Treasury Note 5 Year Futures	March 2010	22,107,564	22,244,039	(136,475)
				211,341,767	211,350,495	(8,728)
						$999,333

Currency type abbreviations:

AUD  Australian Dollar

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

HKD  Hong Kong Dollar

JPY  Japanese Yen

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Forward foreign currency contracts

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
Australian Dollar	6,489,570	EUR	4,077,000	03/17/10	$(62,694)
Australian Dollar	1,752,266	GBP	970,000	03/17/10	6,972
Australian Dollar	2,203,000	JPY	178,005,696	03/17/10	32,323
Australian Dollar	876,000	NZD	1,110,943	03/17/10	5,842
Australian Dollar	6,091,285	USD	5,511,741	03/17/10	147,629
Australian Dollar	9,041,879	USD	8,185,946	03/17/10	223,480
Canadian Dollar	12,867,463	EUR	8,451,000	03/17/10	(317,359)
Canadian Dollar	410,534	GBP	243,000	03/17/10	4,389
Canadian Dollar	8,136,579	USD	7,835,020	03/17/10	225,838
Canadian Dollar	17,584,352	USD	16,674,204	03/17/10	229,636
Chinese Yuan Renminbi	6,678,000	USD	1,039,377	09/14/11	34,175
Euro	3,231,000	AUD	5,161,561	03/17/10	66,075
Euro	8,483,000	CAD	12,873,546	03/17/10	278,684
Euro	556,000	CHF	815,193	03/17/10	(2,082)
Euro	1,575,000	GBP	1,384,874	03/17/10	29,516
Euro	2,502,000	NOK	20,581,952	03/17/10	(827)
Euro	5,978,104	NZD	11,915,573	03/17/10	48,916
Euro	3,533,000	SEK	36,291,272	03/17/10	13,987
Euro	1,000,859	USD	1,454,849	02/16/10	67,209
Euro	10,095,273	USD	14,795,736	03/17/10	800,135
Euro	28,326,262	USD	40,764,443	03/17/10	1,494,275
Great Britain Pound	5,675,333	EUR	6,389,472	03/17/10	(211,092)
Great Britain Pound	953,000	USD	1,520,616	03/17/10	(2,272)
Great Britain Pound	793,480	USD	1,293,373	02/26/10	25,225
Great Britain Pound	1,644,076	USD	2,697,809	03/17/10	70,585
Japanese Yen	244,970,524	CAD	2,848,000	03/17/10	(50,914)
Japanese Yen	117,061,208	CHF	1,364,000	03/17/10	(10,800)
Japanese Yen	47,175,599	EUR	363,169	03/17/10	(19,234)
Japanese Yen	71,131,384	NZD	1,108,000	03/17/10	(12,940)
Japanese Yen	1,001,447,574	USD	11,022,000	03/17/10	(74,196)
Japanese Yen	29,478,615	USD	320,176	02/12/10	(6,413)
Japanese Yen	606,496,363	USD	6,730,980	03/17/10	10,906
New Zealand Dollar	11,616,066	EUR	5,778,000	03/17/10	(116,782)
New Zealand Dollar	6,145,395	USD	4,493,608	03/17/10	194,013
New Zealand Dollar	11,423,841	USD	8,224,201	03/17/10	231,567
Norwegian Krone	6,749,012	EUR	823,000	03/17/10	3,836
Norwegian Krone	27,282,873	USD	4,762,822	03/17/10	165,967
Swedish Krona	14,207,333	USD	2,001,766	03/17/10	78,825
Swedish Krona	58,921,377	USD	8,444,150	03/17/10	469,231
Swiss Franc	3,582,708	EUR	2,401,000	03/17/10	(49,875)
Swiss Franc	1,373,508	USD	1,329,000	03/17/10	33,777
Swiss Franc	16,083,464	USD	15,926,628	03/17/10	759,864
United States Dollar	9,457,351	AUD	10,447,943	03/17/10	(256,675)
United States Dollar	1,010,254	AUD	1,106,000	04/22/10	(40,120)

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Forward foreign currency contracts—(concluded)

	Contracts to deliver	In exchange for		Maturity dates	Unrealized appreciation (depreciation)
United States Dollar	1,541,506	AUD	1,714,883	03/17/10	$(31,344)
United States Dollar	9,293,640	CAD	9,789,187	03/17/10	(138,969)
United States Dollar	7,357,501	CAD	7,780,501	03/17/10	(81,317)
United States Dollar	12,896,093	CHF	13,356,332	03/17/10	(301,025)
United States Dollar	1,927,132	CHF	2,001,886	03/17/10	(39,347)
United States Dollar	4,736,511	CNY	31,317,000	09/14/11	(22,535)
United States Dollar	28,157,088	EUR	19,512,031	03/17/10	(1,106,546)
United States Dollar	3,360,703	EUR	2,321,133	03/17/10	(142,796)
United States Dollar	1,464,497	EUR	1,019,000	04/22/10	(51,940)
United States Dollar	534,101	EUR	367,433	02/16/10	(24,673)
United States Dollar	979,423	EUR	691,000	04/22/10	(21,547)
United States Dollar	5,700,783	GBP	3,529,470	03/17/10	(60,711)
United States Dollar	5,233,377	GBP	3,258,116	03/17/10	(26,928)
United States Dollar	822,349	GBP	504,509	02/26/10	(16,038)
United States Dollar	11,755,998	JPY	1,045,507,533	03/17/10	(171,610)
United States Dollar	979,681	JPY	89,151,000	04/22/10	8,292
United States Dollar	11,230,532	JPY	1,016,678,418	03/17/10	34,425
United States Dollar	4,539,314	NOK	26,158,251	03/17/10	(131,945)
United States Dollar	9,458,339	NZD	13,218,833	03/17/10	(209,847)
United States Dollar	7,464,025	NZD	10,370,058	03/17/10	(208,665)
United States Dollar	1,310,621	SEK	9,397,277	03/17/10	(38,714)
					$1,734,822

Currency Type Abbreviations

AUD  Australian Dollar

CAD  Canadian Dollar

CHF  Swiss Franc

CNY  Chinese Yuan Renminbi

EUR  Euro

GBP  Pound Sterling

JPY  Japanese Yen

NOK  Norwegian Krone

NZD  New Zealand Dollar

SEK  Swedish Krona

USD  United States Dollar

Interest rate swaps6

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
Bank of America NA	CAD	14,080	07/20/12	1.958%		0.440%[12]		$—	$(8,609)	$(8,609)
Bank of America NA	CAD	3,310	07/20/20	0.440	[12]	3.920		—	22,157	22,157
Bank of America NA	USD	7,600	06/16/17	3.250		0.249	[13]	(194,330)	118,274	(76,056)
Bank of America NA	USD	4,800	12/14/39	4.318		0.249	[13]	—	70,829	70,829

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Interest rate swaps6—(concluded)

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received (made)	Value	Unrealized appreciation (depreciation)
BNP Paribus	EUR	5,570	06/16/15	3.000%		0.966%[14]		$(9,996)	$(64,369)	$(74,365)
BNP Paribus	EUR	660	06/16/15	3.000		0.966	[14]	(1,011)	(7,627)	(8,638)
Citibank N.A.	BRL	1,800	01/02/12	8.630	[15]	11.760		—	4,872	4,872
Citibank N.A.	USD	14,300	06/16/17	3.250		0.249	[13]	(173,263)	222,541	49,278
Credit Suisse International	USD	4,650	06/16/40	4.250		0.249	[13]	27,576	194,754	222,330
Deutsche Bank AG	BRL	3,200	01/02/12	8.630	[15]	11.735		—	8,254	8,254
Deutsche Bank AG	BRL	2,000	12/01/12	8.630	[15]	11.795		—	5,233	5,233
Deutsche Bank AG	EUR	7,020	06/16/20	0.966	[14]	3.750		(151,146)	158,252	7,106
Deutsche Bank AG	EUR	3,910	06/16/40	0.966	[14]	4.000		(133,955)	122,051	(11,904)
Deutsche Bank AG	GBP	10	12/17/11	5.250		0.844	[16]	963	(1,072)	(109)
Deutsche Bank AG	KRW	660,000	01/28/11	2.880	[17]	2.820		—	(3,129)	(3,129)
Deutsche Bank AG	KRW	200,000	06/12/11	2.880	[17]	3.869		—	556	556
Deutsche Bank AG	KRW	1,420,000	06/26/11	2.880	[17]	3.692		—	593	593
Deutsche Bank AG	KRW	613,856	07/06/11	2.880	[17]	3.620		—	(414)	(414)
Deutsche Bank AG	KRW	1,025,603	07/07/11	2.880	[17]	3.626		—	(640)	(640)
Deutsche Bank AG	USD	6,900	06/16/13	2.250		0.249	[13]	28,125	(21,485)	6,640
Deutsche Bank AG	USD	6,000	06/16/17	3.250		0.249	[13]	(192,480)	93,374	(99,106)
Deutsche Bank AG	USD	5,700	06/16/17	3.250		0.249	[13]	(174,990)	88,705	(86,285)
Deutsche Bank AG	USD	13,800	09/04/17	0.249	[13]	4.568		—	56,202	56,202
Deutsche Bank AG	USD	7,300	06/16/20	3.750		0.249	[13]	70,063	114,037	184,100
Deutsche Bank AG	USD	8,100	09/04/22	4.710		0.249	[13]	—	82,938	82,938
JPMorgan Chase Bank	BRL	1,200	01/02/12	8.630	[15]	11.760		—	3,248	3,248
JPMorgan Chase Bank	KRW	1,500,000	06/22/10	2.880	[17]	3.719		—	1,241	1,241
JPMorgan Chase Bank	KRW	641,000	01/28/11	2.880	[17]	2.830		—	(2,985)	(2,985)
JPMorgan Chase Bank	KRW	500,000	06/15/11	2.880	[17]	3.900		—	1,437	1,437
JPMorgan Chase Bank	KRW	487,792	07/08/11	2.880	[17]	3.660		—	(118)	(118)
Royal Bank of Scotland	GBP	1,300	06/16/20	0.844	[16]	4.250		(28,333)	69,629	41,296
								$(932,777)	$1,328,729	$395,952

12  Rate based on 3 Month LIBOR (CAD on Interbank Offered Rate).

13  Rate based on 3 Month LIBOR (London Interbank Offered Rate).

14  Rate based on 3 Month Euribor.

15  Rate based on the Brazil CETIP (Central of Custody and Settlement of Private Bonds) Interbank Deposit Rate.

16  Rate based on 6 Month LIBOR (GBP on Interbank Offered Rate).

17  Rate based on 3 Month Korean Won CD.

BRL  Brazilian Real

CAD  Canadian Dollar

EUR  Euro

GBP  Great Britain Pound

KRW  South Korean Won

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

Credit default swaps on credit indicies—buy protection6,18

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments (made)/ received	Value	Unrealized appreciation (depreciation)
Bank of America NA	USD	1,200	12/20/14	1.000%[19]		0.000%[20]		$(5,731)	$(1,655)	$(7,386)
Deutsche Bank AG	USD	4,300	12/20/14	1.000	[19]	0.000	[20]	(18,440)	(5,932)	(24,372)
Deutsche Bank AG	USD	6,500	12/20/14	1.000	[19]	0.000	[20]	0	(8,967)	(8,967)
Deutsche Bank AG	USD	1,000	12/20/14	1.000	[19]	0.000	[20]	0	(1,379)	(1,379)
Deutsche Bank AG	USD	1,100	12/20/14	1.000	[19]	0.000	[20]	(527)	(1,517)	(2,044)
Deutsche Bank AG	USD	1,600	12/20/14	1.000	[19]	0.000	[20]	3,077	(2,207)	870
Deutsche Bank AG	USD	2,500	12/20/14	1.000	[19]	0.000	[20]	2,817	(3,449)	(632)
Deutsche Bank AG	USD	3,600	12/20/14	1.000	[19]	0.000	[20]	(1,697)	(4,966)	(6,663)
								$(20,501)	$(30,072)	$(50,573)

18  If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

19  Payments made are based on the notional amount.

20  Payment from the counterparty will be received upon the occurrence of bankruptcy and/or by a restructuring event with respect to the CDX North America Investment Grade Index.

USD  United States Dollar

Credit default swaps on credit indicies—sell protection6,21

				Rate type
Counterparty	Notional amount (000)		Termination dates	Payments made by the Portfolio		Payments received by the Portfolio		Upfront payments received	Value	Unrealized depreciation	Credit spread[22]
Citibank N.A.	USD	1,500	08/25/37	0.000%[23]		0.090%[24]		$761,276	$(976,350)	$(215,074)	29.91
Citibank N.A.	USD	1,500	08/25/37	0.000	[23]	0.090	[24]	772,526	(976,350)	(203,824)	29.91
Citibank N.A.	USD	3,000	08/25/37	0.000	[23]	0.090	[24]	1,545,053	(1,952,700)	(407,647)	29.91
Citibank N.A.	USD	4,500	08/25/37	0.000	[23]	0.090	[24]	2,295,079	(2,929,050)	(633,971)	29.91
Deutsche Bank AG	USD	2,000	08/25/37	0.000	[23]	0.090	[24]	464,875	(1,301,800)	(836,925)	29.91
Deutsche Bank AG	USD	1,500	08/25/37	0.000	[23]	0.090	[24]	776,276	(976,350)	(200,074)	29.91
Deutsche Bank AG	USD	1,500	08/25/37	0.000	[23]	0.090	[24]	772,526	(976,350)	(203,824)	29.91
								$7,387,611	$(10,088,950)	$(2,701,339)

21  If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of the particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

22  Credit spreads, where available, represented in absolute terms, utilized in determining the market value as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as "Defaulted" indicates a credit event has occurred for the referenced entity.

23  Payment to the counterparty will be made upon the occurrence of bankruptcy and/or by a restructuring event with respect to the bonds on the Asset Backed Securities Index.

24  Payments received are based on the notional amount.

USD  United States Dollar

UBS PACE Select Advisors Trust

UBS PACE Alternative Strategies Investments

Portfolio of investments—January 31, 2010 (unaudited)

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)[25]	Other significant observable inputs (Level 2)[25]	Unobservable inputs (Level 3)	Total
Common stocks	$97,257,088	$50,556,536	$—	$147,813,624
Preferred stocks	51,222	—	—	51,222
Investment companies	8,401,491	—	—	8,401,491
Unit trust	49,345	—	—	49,345
US government obligations	—	13,114,419	—	13,114,419
Federal farm credit bank certificate	—	5,049,295	—	5,049,295
Federal home loan mortgage corporation certificates	—	7,888,822	—	7,888,822
Federal national mortgage association certificates	—	11,052,248	—	11,052,248
Collateralized mortgage obligations	—	33,616,605	—	33,616,605
Asset-backed securities	—	8,757,129	—	8,757,129
Corporate notes	—	36,241,051	—	36,241,051
Municipal bonds and notes	—	1,243,406	—	1,243,406
Non-US government obligations	—	1,478,000	—	1,478,000
Time deposits	—	16,571,348	—	16,571,348
Short-term US government agency obligations	—	82,138,672	—	82,138,672
Repurchase agreement	—	66,896,000	—	66,896,000
Options purchased	465,034	—	—	465,034
Common stock and investment companies sold short	(15,881,928)	(4,316,473)	—	(20,198,401)
Other financial instruments, net[26]	966,197	(741,953)	—	224,244
Total	$91,308,449	$329,545,105	$—	$420,853,554

25  The Portfolio may hold securities which are periodically fair valued in accordance with the Portfolio's fair valuation policy. This may result in movements between Level 1 and Level 2 throughout the fiscal year.

26  Other financial instruments include written options, open futures contracts, forward foreign currency contracts and open swap agreements.

The following is a rollforward of the Portfolio's investments that were valued using unobservable inputs (Level 3) during the six months ended January 31, 2010:

Asset-backed securities
Beginning balance	$322,737
Net purchases/(sales)	(79,517)
Accrued discounts/(premiums)	—
Total realized gain/(loss)	—
Net change in unrealized appreciation/depreciation	72,795
Net transfers in/(out) of Level 3	(316,015)
Ending balance	$—

The change in unrealized appreciation/depreciation relating to the Level 3 investments held at January 31, 2010 was $0.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Understanding your Portfolio's expenses (unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transactional costs (as applicable), including sales charges (loads), or ongoing program fees; and (2) ongoing Portfolio costs, including management fees; service and/or distribution (12b-1) fees (if applicable); and other Portfolio expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2009 to January 31, 2010.

Actual expenses

The first line for each class of shares in the table below for each Portfolio provides information about its actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for each class of shares for each respective Portfolio under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during the period.

Hypothetical example for comparison purposes

The second line for each class of shares in the table below for each Portfolio provides information about hypothetical account values and hypothetical expenses based on that Portfolio's actual expense ratios for each class of shares and an assumed rate of return of 5% per year before expenses, which is not that Portfolio's actual return for each class of shares. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any transactional costs (as applicable), such as sales charges (loads), or program fees. Therefore, the second line in the table for each class of shares for each Portfolio is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs or program fees were included, your costs would have been higher.

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2009	Ending account value January 31, 2010	Expenses paid during period[1] 08/01/09 to 01/31/10	Expense ratio during the period
UBS PACE Money Market Investments
Class P	Actual	$1,000.00	$1,000.10	$1.46	0.29%
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.74	1.48	0.29
UBS PACE Government Securities Fixed Income Investments
Class A	Actual	1,000.00	1,049.00	5.27	1.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.06	5.19	1.02
Class B	Actual	1,000.00	1,045.80	9.13	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.28	9.00	1.77
Class C	Actual	1,000.00	1,046.30	7.84	1.52
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.54	7.73	1.52
Class Y	Actual	1,000.00	1,050.30	3.98	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.92	0.77
Class P	Actual	1,000.00	1,051.10	3.98	0.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.32	3.92	0.77
UBS PACE Intermediate Fixed Income Investments
Class A	Actual	1,000.00	1,035.10	4.77	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class B	Actual	1,000.00	1,031.10	8.60	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.54	1.68
Class C	Actual	1,000.00	1,033.30	7.33	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	1,037.40	3.49	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
Class P	Actual	1,000.00	1,037.30	3.49	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2009	Ending account value January 31, 2010	Expenses paid during period[1] 08/01/09 to 01/31/10	Expense ratio during the period
UBS PACE Strategic Fixed Income Investments
Class A	Actual	$1,000.00	$1,086.40	$5.57	1.06%
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.86	5.40	1.06
Class B	Actual	1,000.00	1,082.40	9.50	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.08	9.20	1.81
Class C	Actual	1,000.00	1,083.80	8.19	1.56
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.34	7.93	1.56
Class Y	Actual	1,000.00	1,088.40	3.79	0.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.58	3.67	0.72
Class P	Actual	1,000.00	1,087.90	4.26	0.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.12	4.13	0.81
UBS PACE Municipal Fixed Income Investments
Class A	Actual	1,000.00	1,035.20	4.77	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class B	Actual	1,000.00	1,031.30	8.60	1.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.74	8.54	1.68
Class C	Actual	1,000.00	1,032.60	7.33	1.43
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.00	7.27	1.43
Class Y	Actual	1,000.00	1,036.50	3.49	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
Class P	Actual	1,000.00	1,036.50	3.49	0.68
	Hypothetical (5% annual return before expenses)	1,000.00	1,021.78	3.47	0.68
UBS PACE Global Fixed Income Investments
Class A	Actual	1,000.00	1,031.50	6.40	1.25
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.90	6.36	1.25
Class B	Actual	1,000.00	1,027.50	10.22	2.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.12	10.16	2.00
Class C	Actual	1,000.00	1,029.00	8.80	1.72
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.53	8.74	1.72
Class Y	Actual	1,000.00	1,033.40	4.46	0.87
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.82	4.43	0.87
Class P	Actual	1,000.00	1,033.60	5.13	1.00
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.16	5.09	1.00

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2009	Ending account value January 31, 2010	Expenses paid during period[1] 08/01/09 to 01/31/10	Expense ratio during the period
UBS PACE High Yield Investments
Class A	Actual	$1,000.00	$1,169.10	$7.38	1.35%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.40	6.87	1.35
Class C	Actual	1,000.00	1,165.30	9.88	1.81
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.08	9.20	1.81
Class Y	Actual	1,000.00	1,171.10	6.02	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
Class P	Actual	1,000.00	1,170.10	6.02	1.10
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.66	5.60	1.10
UBS PACE Large Co Value Equity Investments
Class A	Actual	1,000.00	1,099.10	6.40	1.21
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.11	6.16	1.21
Class B	Actual	1,000.00	1,094.70	10.67	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	10.26	2.02
Class C	Actual	1,000.00	1,094.10	10.66	2.02
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.02	10.26	2.02
Class Y	Actual	1,000.00	1,101.00	4.45	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.97	4.28	0.84
Class P	Actual	1,000.00	1,100.20	5.03	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
UBS PACE Large Co Growth Equity Investments
Class A	Actual	1,000.00	1,090.40	6.53	1.24
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.95	6.31	1.24
Class B	Actual	1,000.00	1,086.20	10.78	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class C	Actual	1,000.00	1,085.90	10.78	2.05
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.87	10.41	2.05
Class Y	Actual	1,000.00	1,092.50	4.43	0.84
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.97	4.28	0.84
Class P	Actual	1,000.00	1,092.40	5.06	0.96
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.37	4.89	0.96

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2009	Ending account value January 31, 2010	Expenses paid during period[1] 08/01/09 to 01/31/10	Expense ratio during the period
UBS PACE Small/Medium Co Value Equity Investments
Class A	Actual	$1,000.00	$1,121.60	$7.17	1.34%
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.45	6.82	1.34
Class B	Actual	1,000.00	1,116.00	11.52	2.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.32	10.97	2.16
Class C	Actual	1,000.00	1,117.40	11.26	2.11
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.57	10.71	2.11
Class Y	Actual	1,000.00	1,123.90	5.09	0.95
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.42	4.84	0.95
Class P	Actual	1,000.00	1,123.20	6.21	1.16
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.36	5.90	1.16
UBS PACE Small/Medium Co Growth Equity Investments
Class A	Actual	1,000.00	1,101.60	7.26	1.37
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.30	6.97	1.37
Class B	Actual	1,000.00	1,098.00	11.26	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.47	10.82	2.13
Class C	Actual	1,000.00	1,097.30	11.26	2.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.47	10.82	2.13
Class Y	Actual	1,000.00	1,104.50	4.93	0.93
	Hypothetical (5% annual return before expenses)	1,000.00	1,020.52	4.74	0.93
Class P	Actual	1,000.00	1,103.70	5.99	1.13
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.51	5.75	1.13
UBS PACE International Equity Investments
Class A	Actual	1,000.00	1,033.60	7.28	1.42
	Hypothetical (5% annual return before expenses)	1,000.00	1,018.05	7.22	1.42
Class B	Actual	1,000.00	1,027.80	12.27	2.40
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.11	12.18	2.40
Class C	Actual	1,000.00	1,028.60	11.61	2.27
	Hypothetical (5% annual return before expenses)	1,000.00	1,013.76	11.52	2.27
Class Y	Actual	1,000.00	1,035.60	5.34	1.04
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.96	5.30	1.04
Class P	Actual	1,000.00	1,034.30	6.00	1.17
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.31	5.96	1.17

UBS PACE Select Advisors Trust

		Beginning account value August 1, 2009	Ending account value January 31, 2010	Expenses paid during period[1] 08/01/09 to 01/31/10	Expense ratio during the period
UBS PACE International Emerging Markets Equity Investments
Class A	Actual	$1,000.00	$1,093.30	$9.87	1.87%
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.78	9.50	1.87
Class B	Actual	1,000.00	1,088.80	14.48	2.75
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.34	13.94	2.75
Class C	Actual	1,000.00	1,090.20	13.70	2.60
	Hypothetical (5% annual return before expenses)	1,000.00	1,012.10	13.19	2.60
Class Y	Actual	1,000.00	1,095.10	8.13	1.54
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.44	7.83	1.54
Class P	Actual	1,000.00	1,093.80	9.66	1.83
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.98	9.30	1.83
UBS PACE Global Real Estate Securities Investments
Class A	Actual	1,000.00	1,095.60	7.66	1.45
	Hypothetical (5% annual return before expenses)	1,000.00	1,017.90	7.37	1.45
Class C	Actual	1,000.00	1,088.70	11.58	2.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,014.12	11.17	2.20
Class Y	Actual	1,000.00	1,097.80	6.35	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
Class P	Actual	1,000.00	1,097.10	6.34	1.20
	Hypothetical (5% annual return before expenses)	1,000.00	1,019.16	6.11	1.20
UBS PACE Alternative Strategies Investments
Class A	Actual	1,000.00	1,031.60	10.29	2.01
	Hypothetical (5% annual return before expenses)	1,000.00	1,015.07	10.21	2.01
Class B	Actual	1,000.00	1,027.70	14.16	2.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.24	14.04	2.77
Class C	Actual	1,000.00	1,028.90	14.01	2.74
	Hypothetical (5% annual return before expenses)	1,000.00	1,011.39	13.89	2.74
Class Y	Actual	1,000.00	1,033.50	9.07	1.77
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.28	9.00	1.77
Class P	Actual	1,000.00	1,033.40	9.02	1.76
	Hypothetical (5% annual return before expenses)	1,000.00	1,016.33	8.94	1.76

1  Expenses are equal to the Portfolios' annualized net expense ratios, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

UBS PACE Select Advisors Trust

Statement of assets and liabilities

January 31, 2010 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Assets:
Investments in unaffiliated securities, at value (cost—$341,760,755; $774,529,784; $504,602,022; $697,518,768; $297,068,437; $431,775,102; $182,046,727, respectively)[1]	$341,760,755	$772,834,488	$510,594,732	$699,183,904
Investment in an affiliated security, at value (cost—$0; $0; $6,419,455; $20,755,455; $0; $0; $15,245,092, respectively)	—	—	6,419,455	20,755,455
Repurchase agreements, at value (cost—$51,656,000; $722,000; $8,419,000; $10,914,000; $0; $9,484,000; $1,888,000, respectively)	51,656,000	722,000	8,419,000	10,914,000
Total investments in securities, at value (cost—$393,416,755; $775,251,784; $519,440,477; $729,188,223; $297,068,437; $441,259,102; $199,179,819, respectively)	$393,416,755	$773,556,488	$525,433,187	$730,853,359
Cash	6,500,300	—	—	94
Foreign currency, at value (cost—$0; $0; $165; $223,125; $0; $186,216; $294,309, respectively)	—	—	193	219,624
Receivable from affiliate	112,951	—	—	—
Receivable for investments sold	—	378,725,188	162,760,810	20,124,513
Receivable for shares of beneficial interest sold	5,229,505	431,339	649,645	636,980
Receivable for interest	190,346	2,265,306	4,783,120	5,819,873
Swap agreements, at value[3]	—	289,687	—	1,616,193
Due from broker	—	—	—	174,424
Unrealized appreciation on forward foreign currency contracts	—	—	379,543	1,504,832
Receivable for variation margin	—	73,406	—	226,970
Receivable for foreign tax reclaims	—	—	438	33,233
Other assets	33,613	52,059	45,547	632,725
Total assets	405,483,470	1,155,393,473	694,052,483	761,842,820
Liabilities:
Payable for shares of beneficial interest repurchased	1,817,036	370,029	269,951	743,829
Payable to custodian	4,823	67,121	84,563	62,491
Dividends payable to shareholders	1,934	—	—	—
Payable for investments purchased	—	340,208,452	222,459,202	27,387,917
Investments sold short, at value (proceeds—$0; $199,212,617; $27,724,570; $3,701,797; $0; $0; $0, respectively)	—	201,296,614	27,830,498	3,743,359
Due to broker	—	1,170,224	—	1,706,080
Payable to affiliate	—	296,839	190,020	345,729
Options written, at value (premiums received—$0; $935,284; $0; $490,077; $0; $0; $0, respectively)	—	291,891	—	228,186
Payable for cash collateral from securities loaned	—	—	6,419,455	20,755,455
Payable for variation margin	—	—	246,273	—
Unrealized depreciation on forward foreign currency contracts	—	—	49,095	762,174
Swap agreements, at value[3]	—	—	—	1,052,021
Payable for foreign withholding taxes	—	—	—	3,733
Accrued expenses and other liabilities	434,675	170,595	97,981	183,568
Total liabilities	2,258,468	543,871,765	257,647,038	56,974,542

1 Includes $0; $0; $6,310,463; $20,400,921; $0; $0; $14,871,483, respectively, of investments in securities on loan, at value.

2 Includes restricted cash of $9,245,620 delivered to broker as initial margin for futures contracts for UBS PACE Global Fixed Income Investments.

3 Includes net upfront payments made by UBS PACE Government Securities Fixed Income Investments of $326,250 and net upfront payments made by UBS PACE Strategic Fixed Income Investments of $466,286.

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Assets:
Investments in unaffiliated securities, at value (cost—$341,760,755; $774,529,784; $504,602,022; $697,518,768; $297,068,437; $431,775,102; $182,046,727, respectively)[1]	$307,168,532	$454,128,171	$195,440,926
Investment in an affiliated security, at value (cost—$0; $0; $6,419,455; $20,755,455; $0; $0; $15,245,092, respectively)	—	—	15,245,092
Repurchase agreements, at value (cost—$51,656,000; $722,000; $8,419,000; $10,914,000; $0; $9,484,000; $1,888,000, respectively)	—	9,484,000	1,888,000
Total investments in securities, at value (cost—$393,416,755; $775,251,784; $519,440,477; $729,188,223; $297,068,437; $441,259,102; $199,179,819, respectively)	$307,168,532	$463,612,171	$212,574,018
Cash	—	9,245,810[2]	200,963
Foreign currency, at value (cost—$0; $0; $165; $223,125; $0; $186,216; $294,309, respectively)	—	181,325	292,663
Receivable from affiliate	—	—	—
Receivable for investments sold	—	42,925,563	129,412
Receivable for shares of beneficial interest sold	262,769	349,130	212,191
Receivable for interest	3,775,406	7,250,788	3,729,893
Swap agreements, at value[3]	—	—	—
Due from broker	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	10,678,940	1,369,169
Receivable for variation margin	—	—	—
Receivable for foreign tax reclaims	—	84,205	22,246
Other assets	41,117	158,365	41,878
Total assets	311,247,824	534,486,297	218,572,433
Liabilities:
Payable for shares of beneficial interest repurchased	1,871,438	412,469	152,668
Payable to custodian	18,184	38,834	14,443
Dividends payable to shareholders	—	—	—
Payable for investments purchased	—	9,841,837	567,747
Investments sold short, at value (proceeds—$0; $199,212,617; $27,724,570; $3,701,797; $0; $0; $0, respectively)	—	—	—
Due to broker	—	3,977,587	—
Payable to affiliate	160,120	307,830	133,318
Options written, at value (premiums received—$0; $935,284; $0; $490,077; $0; $0; $0, respectively)	—	—	—
Payable for cash collateral from securities loaned	—	—	15,245,092
Payable for variation margin	—	761,161	—
Unrealized depreciation on forward foreign currency contracts	—	11,341,906	—
Swap agreements, at value[3]	—	—	—
Payable for foreign withholding taxes	—	12,858	2,708
Accrued expenses and other liabilities	71,115	240,068	89,890
Total liabilities	2,120,857	26,934,550	16,205,866

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2010 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$403,224,353	$603,745,113	$454,170,316	$703,197,965
Accumulated undistributed (distributions in excess of) net investment income	—	131,819	(106,236)	1,899,188
Accumulated net realized gains (losses)	649	10,534,426	(23,088,752)	(4,575,400)
Net unrealized appreciation (depreciation)	—	(2,889,650)	5,430,117	4,346,525
Net assets	$403,225,002	$611,521,708	$436,405,445	$704,868,278
Class A
Net assets	$—	$90,468,495	$43,031,035	$37,057,829
Shares outstanding	—	6,806,886	3,658,255	2,674,543
Net asset value per share	$—	$13.29	$11.76	$13.86
Maximum offering price per share	$—	$13.92	$12.31	$14.51
Class B
Net assets	$—	$127,607	$168,721	$328,826
Shares outstanding	—	9,596	14,317	23,742
Net asset value and offering price per share	$—	$13.30	$11.78	$13.85
Class C
Net assets	$—	$23,752,441	$4,629,909	$10,130,032
Shares outstanding	—	1,785,416	393,146	730,970
Net asset value and offering price per share	$—	$13.30	$11.78	$13.86
Class Y
Net assets	$—	$42,928,041	$2,161,547	$3,249,744
Shares outstanding	—	3,229,290	183,723	234,612
Net asset value, offering price and redemption value per share[1]	$—	$13.29	$11.77	$13.85
Class P
Net assets	$403,225,002	$454,245,124	$386,414,233	$654,101,847
Shares outstanding	403,224,514	34,162,224	32,840,167	47,232,016
Net asset value, offering price and redemption value per share[1]	$1.00	$13.30	$11.77	$13.85

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$302,380,463	$513,120,862	$194,598,492
Accumulated undistributed (distributions in excess of) net investment income	4,332	(25,088,118)	(1,045,917)
Accumulated net realized gains (losses)	(3,357,923)	(3,012,799)	(5,911,688)
Net unrealized appreciation (depreciation)	10,100,095	22,531,802	14,725,680
Net assets	$309,126,967	$507,551,747	$202,366,567
Class A
Net assets	$84,345,958	$101,684,728	$10,211,114
Shares outstanding	6,646,040	8,875,639	1,018,580
Net asset value per share	$12.69	$11.46	$10.02
Maximum offering price per share	$13.29	$12.00	$10.49
Class B
Net assets	$90,036	$193,223	$—
Shares outstanding	7,089	16,817	—
Net asset value and offering price per share	$12.70	$11.49	$—
Class C
Net assets	$15,514,329	$7,214,538	$2,015,935
Shares outstanding	1,222,365	629,704	201,306
Net asset value and offering price per share	$12.69	$11.46	$10.01
Class Y
Net assets	$120,497	$6,512,586	$8,092
Shares outstanding	9,488	569,314	805
Net asset value, offering price and redemption value per share[1]	$12.70	$11.44	$10.05
Class P
Net assets	$209,056,147	$391,946,672	$190,131,426
Shares outstanding	16,468,130	34,215,799	18,944,767
Net asset value, offering price and redemption value per share[1]	$12.69	$11.46	$10.04

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of assets and liabilities (continued)

January 31, 2010 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Assets:
Investments in unaffiliated securities, at value (cost—$990,493,675; $858,049,817; $339,218,470; $328,643,083; $786,914,189; $245,897,220; $61,513,460; $378,298,243, respectively)[1]	$1,060,939,258	$950,581,453	$364,309,306	$359,897,932
Investment in an affiliated security, at value (cost—$0; $12,833,800; $28,218,472; $41,828,322; $71,834,011; $5,636,043; $4,780,986; $0, respectively)	—	12,833,800	28,218,472	41,828,322
Repurchase agreements, at value (cost—$9,941,000; $11,214,000; $3,204,000; $3,773,000; $18,204,000; $2,750,000; $2,005,000; $66,896,000, respectively)	9,941,000	11,214,000	3,204,000	3,773,000
Total investments in securities, at value (cost—$1,000,434,675; $882,097,617; $370,640,942; $374,244,405; $876,952,200; $254,283,263; $68,299,446; $445,194,243, respectively)	$1,070,880,258	$974,629,253	$395,731,778	$405,499,254
Cash	—	658,923	1,743	2,013
Foreign currency, at value (cost—$0; $0; $0; $0; $581,898; $1,230,320; $415,704; $67,562, respectively)	—	—	—	—
Receivable for investments sold	14,910,933	29,136,162	13,489,864	19,627,560
Receivable for shares of beneficial interest sold	625,115	615,309	188,179	196,383
Receivable for dividends and interest	1,214,799	635,780	191,714	36,977
Swap agreements, at value[3]	—	—	—	—
Due from broker	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	—	—	—	—
Receivable for variation margin	—	—	—	—
Receivable for foreign tax reclaims	54,672	55,698	—	—
Other assets	66,915	63,075	41,875	40,828
Total assets	1,087,752,692	1,005,794,200	409,645,153	425,403,015
Liabilities:
Payable for investments purchased	7,560,365	28,160,113	7,648,250	10,865,640
Payable for shares of beneficial interest repurchased	944,555	906,683	321,095	327,985
Payable to affiliate	766,841	676,838	259,653	293,491
Payable to custodian	609,530	68,065	25,843	25,995
Payable for cash collateral from securities loaned	—	12,833,800	28,218,472	41,828,322
Payable for foreign withholding taxes	—	15,168	—	—
Unrealized depreciation on forward foreign currency contracts	—	—	—	—
Payable for bank loan	—	—	—	—
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0; $19,278,635, respectively)	—	—	—	—
Swap agreements, at value[3]	—	—	—	—
Options written, at value (premiums received—$0; $0; $0; $0; $0; $0; $0; $517,328, respectively)	—	—	—	—
Due to broker	—	—	—	—
Accrued expenses and other liabilities	295,920	253,158	171,052	239,672
Total liabilities	10,177,211	42,913,825	36,644,365	53,581,105

1 Includes $0; $12,323,394; $26,927,625; $40,202,160; $68,795,036; $5,403,566; $4,590,503; $0, respectively, of investments in securities on loan, at value.

2 Includes restricted cash of $20,000 and $30,445,104 delivered to broker as initial margin for investments sold short, futures contracts and/or swaps for UBS PACE International Equity Investments and UBS PACE Alternative Strategies Investments, respectively.

3 Includes net upfront payments received by UBS PACE Alternative Strategies Investments of $6,434,333.

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Assets:
Investments in unaffiliated securities, at value (cost—$990,493,675; $858,049,817; $339,218,470; $328,643,083; $786,914,189; $245,897,220; $61,513,460; $378,298,243, respectively)[1]	$797,186,826	$269,465,419	$65,798,951	$373,931,711
Investment in an affiliated security, at value (cost—$0; $12,833,800; $28,218,472; $41,828,322; $71,834,011; $5,636,043; $4,780,986; $0, respectively)	71,834,011	5,636,043	4,780,986	—
Repurchase agreements, at value (cost—$9,941,000; $11,214,000; $3,204,000; $3,773,000; $18,204,000; $2,750,000; $2,005,000; $66,896,000, respectively)	18,204,000	2,750,000	2,005,000	66,896,000
Total investments in securities, at value (cost—$1,000,434,675; $882,097,617; $370,640,942; $374,244,405; $876,952,200; $254,283,263; $68,299,446; $445,194,243, respectively)	$887,224,837	$277,851,462	$72,584,937	$440,827,711
Cash	20,000[2]	—	1,182	30,616,090[2]
Foreign currency, at value (cost—$0; $0; $0; $0; $581,898; $1,230,320; $415,704; $67,562, respectively)	575,381	1,223,829	408,266	66,385
Receivable for investments sold	11,069,224	3,691,489	392,750	12,186,194
Receivable for shares of beneficial interest sold	520,263	135,697	72,453	601,354
Receivable for dividends and interest	694,657	488,015	175,820	891,727
Swap agreements, at value[3]	—	—	—	1,439,177
Due from broker	—	—	—	21,128
Unrealized appreciation on forward foreign currency contracts	44,154	—	—	5,795,594
Receivable for variation margin	—	—	—	559,186
Receivable for foreign tax reclaims	590,587	22,475	10,704	183,211
Other assets	80,506	46,942	27,171	61,647
Total assets	900,819,609	283,459,909	73,673,283	493,249,404
Liabilities:
Payable for investments purchased	19,213,931	913,200	524,465	7,492,506
Payable for shares of beneficial interest repurchased	581,413	315,012	117,322	410,351
Payable to affiliate	670,136	280,795	18,098	566,522
Payable to custodian	841,190	371,201	2,757	38,499
Payable for cash collateral from securities loaned	71,834,011	5,636,043	4,780,986	—
Payable for foreign withholding taxes	21,769	434,618	50,603	2,850
Unrealized depreciation on forward foreign currency contracts	139,005	—	—	4,060,772
Payable for bank loan	—	1,448,062	—	—
Investments sold short, at value (proceeds—$0; $0; $0; $0; $0; $0; $0; $19,278,635, respectively)	—	—	—	20,198,401
Swap agreements, at value[3]	—	—	—	10,229,470
Options written, at value (premiums received—$0; $0; $0; $0; $0; $0; $0; $517,328, respectively)	—	—	—	671,279
Due to broker	—	—	—	68,021
Accrued expenses and other liabilities	428,786	205,600	73,982	20,586
Total liabilities	93,730,241	9,604,531	5,568,213	43,759,257

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of assets and liabilities (concluded)

January 31, 2010 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,451,110,929	$1,164,895,892	$469,195,365	$463,054,248
Accumulated undistributed (distributions in excess of) net investment income	68,622	1,014,957	302,471	(711,326)
Accumulated net realized loss	(444,049,653)	(295,562,110)	(121,587,884)	(121,775,861)
Net unrealized appreciation (depreciation)	70,445,583	92,531,636	25,090,836	31,254,849
Net assets	$1,077,575,481	$962,880,375	$373,000,788	$371,821,910
Class A
Net assets	$149,986,633	$57,094,496	$27,499,493	$32,167,436
Shares outstanding	10,464,182	3,926,367	2,046,260	2,746,572
Net asset value per share	$14.33	$14.54	$13.44	$11.71
Maximum offering price per share	$15.16	$15.39	$14.22	$12.39
Class B
Net assets	$283,326	$117,861	$90,822	$33,960
Shares outstanding	19,604	8,741	7,376	3,193
Net asset value and offering price per share	$14.45	$13.48	$12.31	$10.64
Class C
Net assets	$16,339,627	$4,163,982	$5,422,437	$3,312,906
Shares outstanding	1,137,525	307,942	438,256	309,387
Net asset value and offering price per share	$14.36	$13.52	$12.37	$10.71
Class Y
Net assets	$19,735,494	$13,648,200	$301,303	$60,557
Shares outstanding	1,374,328	918,809	21,902	4,980
Net asset value, offering price and redemption value per share[1]	$14.36	$14.85	$13.76	$12.16
Class P
Net assets	$891,230,401	$887,855,836	$339,686,733	$336,247,051
Shares outstanding	62,258,867	60,064,203	24,854,118	27,962,075
Net asset value, offering price and redemption value per share[1]	$14.31	$14.78	$13.67	$12.03

1 Assumes shares were held a sufficient period or are otherwise not subject to a redemption fee.

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Net assets:
Beneficial interest shares of $0.001 par value (unlimited amount authorized)	$1,110,210,675	$310,310,494	$115,752,632	$580,482,849
Accumulated undistributed (distributions in excess of) net investment income	(1,638,908)	198,867	(4,452,540)	1,981,753
Accumulated net realized loss	(311,611,317)	(59,835,580)	(47,471,620)	(127,917,594)
Net unrealized appreciation (depreciation)	10,128,918	23,181,597	4,276,598	(5,056,861)
Net assets	$807,089,368	$273,855,378	$68,105,070	$449,490,147
Class A
Net assets	$70,487,242	$18,462,676	$3,379,250	$57,984,100
Shares outstanding	5,940,668	1,617,506	696,017	6,408,551
Net asset value per share	$11.87	$11.41	$4.86	$9.05
Maximum offering price per share	$12.56	$12.07	$5.14	$9.58
Class B
Net assets	$48,295	$107,008	$—	$2,801
Shares outstanding	4,062	9,920	—	315
Net asset value and offering price per share	$11.89	$10.79	$—	$8.89
Class C
Net assets	$4,099,162	$3,935,365	$142,872	$6,841,472
Shares outstanding	351,332	368,176	29,453	769,047
Net asset value and offering price per share	$11.67	$10.69	$4.85	$8.90
Class Y
Net assets	$27,786,554	$26,969,791	$49,025	$3,789,034
Shares outstanding	2,345,137	2,324,102	10,074	417,724
Net asset value, offering price and redemption value per share[1]	$11.85	$11.60	$4.87	$9.07
Class P
Net assets	$704,668,115	$224,380,538	$64,533,923	$380,872,740
Shares outstanding	59,570,943	19,394,833	13,288,604	42,007,019
Net asset value, offering price and redemption value per share[1]	$11.83	$11.57	$4.86	$9.07

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of operations

For the six months ended January 31, 2010 (unaudited)

	UBS PACE Money Market Investments	UBS PACE Government Securities Fixed Income Investments	UBS PACE Intermediate Fixed Income Investments	UBS PACE Strategic Fixed Income Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $1,689; $0; $6,422; $0; $0; $0, respectively)	$702,503	$12,952,250	$8,662,832	$15,125,139
Affiliated securities lending income	87	—	7,890	7,969
Dividends	—	—	—	240,000
	702,590	12,952,250	8,670,722	15,373,108
Expenses:
Investment management and administration fees	826,330	1,860,526	1,133,527	2,109,925
Service fees–Class A	—	115,109	55,896	45,412
Service and distribution fees–Class B	—	633	802	1,730
Service and distribution fees–Class C	—	92,066	18,551	35,554
Transfer agency and related services fees	1,002,793	433,446	200,453	504,370
Reports and notices to shareholders	139,985	42,869	20,298	45,373
Professional fees	41,623	71,272	59,990	68,073
Custody and accounting fees	31,426	131,082	78,036	181,498
US Treasury Temporary Guarantee Program Participation fees	29,569	—	—	—
State registration fees	26,983	32,974	32,234	32,712
Insurance expense	13,225	11,224	6,473	11,652
Trustees' fees	8,713	8,871	8,167	9,010
Interest expense	—	50	123	—
Other expenses	6,083	15,617	18,622	15,722
	2,126,730	2,815,739	1,633,172	3,061,031
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,447,827)	(285,162)	(102,295)	(185,636)
Net expenses	678,903	2,530,577	1,530,877	2,875,395
Net investment income	23,687	10,421,673	7,139,845	12,497,713
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	649	12,659,498	986,729	(803,525)
Futures	—	(63,653)	745,167	1,414,272
Options written	—	634,232	—	870,818
Investments sold short	—	356,316	7,764	(167,566)
Swaps	—	(473,404)	—	8,443,549
Forward foreign currency contracts and foreign currency transactions	—	—	(109,400)	(1,123,319)
Net realized gain (loss)	649	13,112,989	1,630,260	8,634,229
Net change in unrealized appreciation/depreciation of:
Investments	—	4,871,595	7,109,276	33,321,440
Futures	—	282,813	(996,419)	1,931,482
Options written	—	619,962	—	(206,089)
Investments sold short	—	(1,316,102)	33,912	64,070
Swaps	—	1,200,505	—	(1,152,327)
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	428,285	1,757,294
Net change in unrealized appreciation/depreciation	—	5,658,773	6,575,054	35,715,870
Net realized and unrealized gains from investment activities	649	18,771,762	8,205,314	44,350,099
Net increase in net assets resulting from operations	$24,336	$29,193,435	$15,345,159	$56,847,812

	UBS PACE Municipal Fixed Income Investments	UBS PACE Global Fixed Income Investments	UBS PACE High Yield Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $1,689; $0; $6,422; $0; $0; $0, respectively)	$6,148,768	$8,754,606	$8,732,273
Affiliated securities lending income	—	10	91,348
Dividends	—	—	—
	6,148,768	8,754,616	8,823,621
Expenses:
Investment management and administration fees	829,525	1,942,020	738,468
Service fees–Class A	110,390	133,885	11,383
Service and distribution fees–Class B	463	997	—
Service and distribution fees–Class C	59,183	28,136	7,464
Transfer agency and related services fees	98,739	532,784	183,837
Reports and notices to shareholders	12,174	50,464	14,686
Professional fees	54,404	63,659	54,282
Custody and accounting fees	53,080	230,472	39,660
US Treasury Temporary Guarantee Program Participation fees	—	—	—
State registration fees	33,989	30,167	25,714
Insurance expense	4,707	9,172	1,827
Trustees' fees	7,713	8,483	7,120
Interest expense	—	—	—
Other expenses	11,633	12,122	9,994
	1,276,000	3,042,361	1,094,435
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(63,508)	(307,162)	(64,076)
Net expenses	1,212,492	2,735,199	1,030,359
Net investment income	4,936,276	6,019,417	7,793,262
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments	(177,662)	3,449,222	3,109,629
Futures	—	910,663	—
Options written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	14,185,087	81,707
Net realized gain (loss)	(177,662)	18,544,972	3,191,336
Net change in unrealized appreciation/depreciation of:
Investments	5,912,819	(3,685,140)	15,763,046
Futures	—	(1,206,294)	—
Options written	—	—	—
Investments sold short	—	—	—
Swaps	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	(4,044,239)	1,495,679
Net change in unrealized appreciation/depreciation	5,912,819	(8,935,673)	17,258,725
Net realized and unrealized gains from investment activities	5,735,157	9,609,299	20,450,061
Net increase in net assets resulting from operations	$10,671,433	$15,628,716	$28,243,323

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of operations (concluded)

For the six months ended January 31, 2010 (unaudited)

	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/Medium Co Value Equity Investments	UBS PACE Small/Medium Co Growth Equity Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $12; $0; $421, respectively)	$232	$960	$449	$1,686
Dividends (net of foreign witholding taxes of $13,672; $0; $2,733; $2,939; $560,149; $336,467; $33,259; $51,980, respectively)	10,451,443	5,774,897	2,620,266	1,303,643
Affiliated securities lending income	31,525	64,717	98,110	167,373
	10,483,200	5,840,574	2,718,825	1,472,702
Expenses:
Investment management and administration fees	4,148,457	3,884,752	1,504,337	1,514,205
Service fees–Class A	195,740	74,586	34,366	40,522
Service and distribution fees–Class B	1,674	753	483	315
Service and distribution fees–Class C	85,816	22,140	28,592	17,074
Transfer agency and related services fees	664,786	598,736	552,485	554,524
Custody and accounting fees	218,320	195,389	74,509	74,733
Reports and notices to shareholders	68,450	55,168	53,425	49,378
Professional fees	58,402	57,875	54,228	54,245
State registration fees	33,660	33,085	29,386	29,295
Insurance expense	15,030	14,714	5,223	5,442
Trustees' fees	10,724	10,208	7,930	7,937
Interest expense	—	—	—	—
Dividend and interest expense for securities sold short	—	—	—	—
Other expenses	16,167	23,331	12,600	12,115
	5,517,226	4,970,737	2,357,564	2,359,785
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(581)	(149,937)	(127,231)	(175,757)
Net expenses	5,516,645	4,820,800	2,230,333	2,184,028
Net investment income (loss)	4,966,555	1,019,774	488,492	(711,326)
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $160,906; $0; $0, respectively)	8,535,364	26,498,117	26,212,954	30,955,277
Commissions recaptured	85,211	19,904	73,051	145,568
Futures	—	—	—	—
Options written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Forward foreign currency contracts and foreign currency transactions	—	—	(271)	—
Net realized gain	8,620,575	26,518,021	26,285,734	31,100,845
Net change in unrealized appreciation/depreciation of:
Investments	87,744,127	55,873,894	15,348,632	5,425,201
Futures	—	—	—	—
Options written	—	—	—	—
Investments sold short	—	—	—	—
Swaps	—	—	—	—
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	—	—	—	—
Net change in unrealized appreciation/depreciation	87,744,127	55,873,894	15,348,632	5,425,201
Net realized and unrealized gains from investment activities	96,364,702	82,391,915	41,634,366	36,526,046
Net increase in net assets resulting from operations	$101,331,257	$83,411,689	$42,122,858	$35,814,720

	UBS PACE International Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
Investment income:
Interest (net of foreign withholding taxes of $0; $0; $0; $0; $0; $12; $0; $421, respectively)	$909	$743	$95	$3,460,679
Dividends (net of foreign witholding taxes of $13,672; $0; $2,733; $2,939; $560,149; $336,467; $33,259; $51,980, respectively)	8,448,714	2,783,517	1,042,701	1,395,290
Affiliated securities lending income	145,917	27,600	5,758	—
	8,595,540	2,811,860	1,048,554	4,855,969
Expenses:
Investment management and administration fees	3,791,803	1,564,526	269,014	3,201,188
Service fees–Class A	95,022	23,719	4,293	78,130
Service and distribution fees–Class B	292	553	—	83
Service and distribution fees–Class C	22,337	20,152	757	34,974
Transfer agency and related services fees	579,202	498,697	175,498	262,144
Custody and accounting fees	402,245	305,629	24,125	233,787
Reports and notices to shareholders	55,803	42,954	16,012	35,468
Professional fees	63,641	56,115	58,935	73,550
State registration fees	32,800	34,183	22,248	33,830
Insurance expense	11,470	3,360	717	9,048
Trustees' fees	9,789	7,549	6,756	9,340
Interest expense	322	1,871	—	491
Dividend and interest expense for securities sold short	—	—	—	145,544
Other expenses	19,861	19,722	14,989	21,895
	5,084,587	2,579,030	593,344	4,139,472
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(71)	—	(184,773)	(20,469)
Net expenses	5,084,516	2,579,030	408,571	4,119,003
Net investment income (loss)	3,511,024	232,830	639,983	736,966
Net realized and unrealized gains (losses) from investment activities:
Net realized gains (losses) from:
Investments (net of foreign tax expense of $0; $0; $0; $0; $0; $160,906; $0; $0, respectively)	4,856,517	3,131,278	6,953,802	24,139,806
Commissions recaptured	5,051	—	4,728	1,789
Futures	150,736	—	—	(2,277,543)
Options written	—	—	—	1,605,471
Investments sold short	—	—	—	(4,313,129)
Swaps	—	—	—	(3,085,388)
Forward foreign currency contracts and foreign currency transactions	439,123	59,016	(14,603)	4,265
Net realized gain	5,451,427	3,190,294	6,943,927	16,075,271
Net change in unrealized appreciation/depreciation of:
Investments	18,865,459	21,494,251	(2,409,103)	(9,441,358)
Futures	(74,703)	—	—	1,854,702
Options written	—	—	—	(12,616)
Investments sold short	—	—	—	2,255,049
Swaps	—	—	—	1,779,033
Other assets and liabilities denominated in foreign currency and forward foreign currency contracts	(335,620)	(145,098)	(15,439)	1,609,769
Net change in unrealized appreciation/depreciation	18,455,136	21,349,153	(2,424,542)	(1,955,421)
Net realized and unrealized gains from investment activities	23,906,563	24,539,447	4,519,385	14,119,850
Net increase in net assets resulting from operations	$27,417,587	$24,772,277	$5,159,368	$14,856,816

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of changes in net assets

	UBS PACE Money Market Investments		UBS PACE Government Securities Fixed Income Investments		UBS PACE Intermediate Fixed Income Investments
	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009
From operations:
Net investment income	$23,687	$5,113,515	$10,421,673	$28,664,138	$7,139,845	$16,996,144
Net realized gains (losses)	649	43,603	13,112,989	23,839,002	1,630,260	(7,318,777)
Net change in unrealized appreciation/depreciation	—	—	5,658,773	458,752	6,575,054	7,680,570
Net increase in net assets resulting from operations	24,336	5,157,118	29,193,435	52,961,892	15,345,159	17,357,937
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,679,200)	(4,459,286)	(878,143)	(1,795,305)
Net investment income–Class B	—	—	(1,855)	(17,093)	(2,589)	(6,035)
Net investment income–Class C	—	—	(383,761)	(1,065,359)	(83,223)	(154,820)
Net investment income–Class Y	—	—	(809,306)	(1,813,866)	(48,613)	(80,494)
Net investment income–Class P	(23,687)	(5,113,515)	(8,652,799)	(24,117,548)	(7,943,987)	(15,303,630)
Net realized gains from investment activities–Class A	—	—	(3,082,896)	—	—	—
Net realized gains from investment activities–Class B	—	—	(4,285)	—	—	—
Net realized gains from investment activities–Class C	—	—	(821,564)	—	—	—
Net realized gains from investment activities–Class Y	—	—	(1,438,485)	—	—	—
Net realized gains from investment activities–Class P	(10,489)	(75,184)	(15,257,195)	—	—	—
	(34,176)	(5,188,699)	(32,131,346)	(31,473,152)	(8,956,555)	(17,340,284)
From beneficial interest transactions:
Net proceeds from shares sold	213,582,776	993,352,180	85,272,960	180,737,884	72,746,506	156,868,298
Cost of shares repurchased	(340,329,568)	(992,040,001)	(76,929,297)	(340,376,987)	(56,956,540)	(223,675,213)
Proceeds from dividends reinvested	23,125	5,435,215	29,839,753	29,363,558	8,324,284	16,380,092
Net increase (decrease) in net assets from beneficial interest transactions	(126,723,667)	6,747,394	38,183,416	(130,275,545)	24,114,250	(50,426,823)
Redemption fees	—	—	17,176	120,261	16,910	113,274
Net increase (decrease) in net assets	(126,733,507)	6,715,813	35,262,681	(108,666,544)	30,519,764	(50,295,896)
Net assets:
Beginning of period	529,958,509	523,242,696	576,259,027	684,925,571	405,885,681	456,181,577
End of period	$403,225,002	$529,958,509	$611,521,708	$576,259,027	$436,405,445	$405,885,681
Accumulated undistributed (distributions in excess of) net investment income	$—	$—	$131,819	$1,237,067	$(106,236)	$1,710,474

	UBS PACE Strategic Fixed Income Investments		UBS PACE Municipal Fixed Income Investments
	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009
From operations:
Net investment income	$12,497,713	$33,654,966	$4,936,276	$10,744,740
Net realized gains (losses)	8,634,229	7,967,596	(177,662)	(1,123,099)
Net change in unrealized appreciation/depreciation	35,715,870	1,880,036	5,912,819	7,206,351
Net increase in net assets resulting from operations	56,847,812	43,502,598	10,671,433	16,827,992
Dividends and distributions to shareholders from:
Net investment income–Class A	(888,364)	(1,614,614)	(1,354,648)	(2,879,884)
Net investment income–Class B	(7,117)	(11,303)	(1,073)	(3,929)
Net investment income–Class C	(211,193)	(334,904)	(202,980)	(421,556)
Net investment income–Class Y	(101,260)	(174,389)	(2,167)	(5,020)
Net investment income–Class P	(16,491,198)	(37,539,805)	(3,371,076)	(7,435,480)
Net realized gains from investment activities–Class A	(41,715)	(1,866,391)	—	—
Net realized gains from investment activities–Class B	(395)	(13,019)	—	—
Net realized gains from investment activities–Class C	(11,433)	(398,362)	—	—
Net realized gains from investment activities–Class Y	(4,631)	(189,340)	—	—
Net realized gains from investment activities–Class P	(741,454)	(43,989,249)	—	—
	(18,498,760)	(86,131,376)	(4,931,944)	(10,745,869)
From beneficial interest transactions:
Net proceeds from shares sold	107,338,561	152,450,169	43,561,795	90,502,777
Cost of shares repurchased	(88,508,403)	(385,082,637)	(36,049,047)	(157,640,422)
Proceeds from dividends reinvested	17,824,836	83,799,182	4,161,918	9,402,735
Net increase (decrease) in net assets from beneficial interest transactions	36,654,994	(148,833,286)	11,674,666	(57,734,910)
Redemption fees	20,248	80,018	9,647	48,672
Net increase (decrease) in net assets	75,024,294	(191,382,046)	17,423,802	(51,604,115)
Net assets:
Beginning of period	629,843,984	821,226,030	291,703,165	343,307,280
End of period	$704,868,278	$629,843,984	$309,126,967	$291,703,165
Accumulated undistributed (distributions in excess of) net investment income	$1,899,188	$5,309,230	$4,332	$—

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of changes in net assets (continued)

	UBS PACE Global Fixed Income Investments		UBS PACE High Yield Investments		UBS PACE Large Co Value Equity Investments
	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009
From operations:
Net investment income	$6,019,417	$15,615,747	$7,793,262	$11,200,822	$4,966,555	$16,958,970
Net realized gains (losses)	18,544,972	(26,365,308)	3,191,336	(5,007,629)	8,620,575	(420,037,775)
Net change in unrealized appreciation/depreciation	(8,935,673)	5,063,248	17,258,725	6,220,614	87,744,127	122,875,680
Net increase (decrease) in net assets resulting from operations	15,628,716	(5,686,313)	28,243,323	12,413,807	101,331,257	(280,203,125)
Dividends and distributions to shareholders from:
Net investment income–Class A	(4,900,198)	(4,095,955)	(373,979)	(341,107)	(1,427,479)	(3,178,460)
Net investment income–Class B	(8,482)	(9,089)	—	—	—	(4,380)
Net investment income–Class C	(325,459)	(240,524)	(76,624)	(33,225)	(31,970)	(172,642)
Net investment income–Class Y	(377,451)	(350,713)	(318)	(309)	(316,414)	(628,808)
Net investment income–Class P	(18,786,530)	(17,151,555)	(7,262,764)	(12,387,174)	(10,516,247)	(20,083,416)
Net realized gains from investment activities–Class A	—	—	—	—	—	—
Net realized gains from investment activities–Class B	—	—	—	—	—	—
Net realized gains from investment activities–Class C	—	—	—	—	—	—
Net realized gains from investment activities–Class Y	—	—	—	—	—	—
Net realized gains from investment activities–Class P	—	—	—	—	—	—
	(24,398,120)	(21,847,836)	(7,713,685)	(12,761,815)	(12,292,110)	(24,067,706)
From beneficial interest transactions:
Net proceeds from shares sold	61,261,437	76,168,397	41,504,689	64,069,371	101,408,394	241,241,795
Cost of shares repurchased	(51,066,502)	(256,422,347)	(23,380,352)	(64,890,905)	(131,430,561)	(390,942,993)
Proceeds from dividends reinvested	22,596,297	20,468,390	7,312,906	12,364,524	11,815,305	23,321,670
Net increase (decrease) in net assets from beneficial interest transactions	32,791,232	(159,785,560)	25,437,243	11,542,990	(18,206,862)	(126,379,528)
Redemption fees	7,344	42,336	6,495	31,454	13,847	140,448
Net increase (decrease) in net assets	24,029,172	(187,277,373)	45,973,376	11,226,436	70,846,132	(430,509,911)
Net assets:
Beginning of period	483,522,575	670,799,948	156,393,191	145,166,755	1,006,729,349	1,437,239,260
End of period	$507,551,747	$483,522,575	$202,366,567	$156,393,191	$1,077,575,481	$1,006,729,349
Accumulated undistributed (distributions in excess of) net investment income	$(25,088,118)	$(6,709,415)	$(1,045,917)	$(1,125,494)	$68,622	$7,394,177

	UBS PACE Large Co Growth Equity Investments		UBS PACE Small/Medium Co Value Equity Investments
	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009
From operations:
Net investment income	$1,019,774	$4,348,619	$488,492	$2,067,550
Net realized gains (losses)	26,518,021	(307,971,318)	26,285,734	(126,526,202)
Net change in unrealized appreciation/depreciation	55,873,894	32,566,206	15,348,632	47,722,997
Net increase (decrease) in net assets resulting from operations	83,411,689	(271,056,493)	42,122,858	(76,735,655)
Dividends and distributions to shareholders from:
Net investment income–Class A	(116,030)	—	(16,813)	(180,976)
Net investment income–Class B	—	—	—	—
Net investment income–Class C	—	—	—	—
Net investment income–Class Y	(100,359)	(44,473)	(13,258)	(41,898)
Net investment income–Class P	(4,102,688)	(1,242,075)	(818,895)	(2,895,233)
Net realized gains from investment activities–Class A	—	(294,201)	—	(6,943)
Net realized gains from investment activities–Class B	—	(1,255)	—	(57)
Net realized gains from investment activities–Class C	—	(24,776)	—	(1,751)
Net realized gains from investment activities–Class Y	—	(89,212)	—	(938)
Net realized gains from investment activities–Class P	—	(4,536,274)	—	(83,038)
	(4,319,077)	(6,232,266)	(848,966)	(3,210,834)
From beneficial interest transactions:
Net proceeds from shares sold	98,845,027	217,727,567	35,328,019	83,578,030
Cost of shares repurchased	(118,738,622)	(384,750,899)	(48,109,494)	(142,331,683)
Proceeds from dividends reinvested	4,184,433	6,083,258	826,715	3,140,822
Net increase (decrease) in net assets from beneficial interest transactions	(15,709,162)	(160,940,074)	(11,954,760)	(55,612,831)
Redemption fees	12,574	126,320	6,194	54,836
Net increase (decrease) in net assets	63,396,024	(438,102,513)	29,325,326	(135,504,484)
Net assets:
Beginning of period	899,484,351	1,337,586,864	343,675,462	479,179,946
End of period	$962,880,375	$899,484,351	$373,000,788	$343,675,462
Accumulated undistributed (distributions in excess of) net investment income	$1,014,957	$4,314,260	$302,471	$662,945

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Statement of changes in net assets (concluded)

	UBS PACE Small/Medium Co Growth Equity Investments		UBS PACE International Equity Investments		UBS PACE International Emerging Markets Equity Investments
	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009
From operations:
Net investment income (loss)	$(711,326)	$(1,149,411)	$3,511,024	$20,679,617	$232,830	$4,845,993
Net realized gains (losses)	31,100,845	(116,971,532)	5,451,427	(299,943,189)	3,190,294	(63,264,904)
Net change in unrealized appreciation/depreciation	5,425,201	17,977,754	18,455,136	(19,043,944)	21,349,153	(37,183,536)
Net increase (decrease) in net assets resulting from operations	35,814,720	(100,143,189)	27,417,587	(298,307,516)	24,772,277	(95,602,447)
Dividends and distributions to shareholders from:
Net investment income–Class A	—	—	(1,498,115)	(3,074,397)	(253,419)	(167,345)
Net investment income–Class B	—	—	(401)	(1,520)	—	—
Net investment income–Class C	—	—	(54,114)	(139,987)	(38,834)	—
Net investment income–Class Y	—	—	(812,371)	(1,620,207)	(551,002)	(285,985)
Net investment income–Class P	—	—	(16,405,498)	(32,754,998)	(3,017,588)	(2,344,776)
Net realized gains from investment activities–Class A	—	—	—	—	—	(4,223,244)
Net realized gains from investment activities–Class B	—	—	—	—	—	(44,804)
Net realized gains from investment activities–Class C	—	—	—	—	—	(852,014)
Net realized gains from investment activities–Class Y	—	—	—	—	—	(4,254,851)
Net realized gains from investment activities–Class P	—	—	—	—	—	(50,552,316)
	—	—	(18,770,499)	(37,591,109)	(3,860,843)	(62,725,335)
From beneficial interest transactions:
Net proceeds from shares sold	36,299,043	81,226,131	89,268,631	202,345,602	29,994,737	68,138,687
Cost of shares repurchased	(47,872,991)	(142,190,090)	(102,228,780)	(322,151,375)	(46,015,498)	(112,478,538)
Proceeds from dividends reinvested	—	—	18,146,179	36,549,444	3,764,067	61,489,737
Net increase (decrease) in net assets from beneficial interest transactions	(11,573,948)	(60,963,959)	5,186,030	(83,256,329)	(12,256,694)	17,149,886
Redemption fees	6,456	50,018	12,038	123,290	8,311	40,596
Net increase (decrease) in net assets	24,247,228	(161,057,130)	13,845,156	(419,031,664)	8,663,051	(141,137,300)
Net assets:
Beginning of period	347,574,682	508,631,812	793,244,212	1,212,275,876	265,192,327	406,329,627
End of period	$371,821,910	$347,574,682	$807,089,368	$793,244,212	$273,855,378	$265,192,327
Accumulated undistributed (distributions in excess of) net investment income	$(711,326)	$—	$(1,638,908)	$13,620,567	$198,867	$3,826,880

	UBS PACE Global Real Estate Securities Investments		UBS PACE Alternative Strategies Investments
	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009	Six months ended January 31, 2010 (unaudited)	Year ended July 31, 2009
From operations:
Net investment income (loss)	$639,983	$1,794,014	$736,966	$4,615,054
Net realized gains (losses)	6,943,927	(44,883,601)	16,075,271	(151,442,276)
Net change in unrealized appreciation/depreciation	(2,424,542)	17,629,861	(1,955,421)	19,854,714
Net increase (decrease) in net assets resulting from operations	5,159,368	(25,459,726)	14,856,816	(126,972,508)
Dividends and distributions to shareholders from:
Net investment income–Class A	(294,268)	(41,094)	(183,571)	(277,728)
Net investment income–Class B	—	—	—	(159)
Net investment income–Class C	(12,411)	(416)	—	—
Net investment income–Class Y	(4,423)	—	(28,303)	(232,481)
Net investment income–Class P	(5,852,048)	(812,682)	(2,293,558)	(2,404,742)
Net realized gains from investment activities–Class A	—	—	—	(763,753)
Net realized gains from investment activities–Class B	—	—	—	(502)
Net realized gains from investment activities–Class C	—	—	—	(59,017)
Net realized gains from investment activities–Class Y	—	—	—	(267,241)
Net realized gains from investment activities–Class P	—	—	—	(3,358,184)
	(6,163,150)	(854,192)	(2,505,432)	(7,363,807)
From beneficial interest transactions:
Net proceeds from shares sold	14,557,786	30,395,528	76,850,943	126,582,421
Cost of shares repurchased	(7,740,522)	(25,608,398)	(84,248,180)	(328,929,754)
Proceeds from dividends reinvested	5,976,101	833,559	2,436,785	7,232,610
Net increase (decrease) in net assets from beneficial interest transactions	12,793,365	5,620,689	(4,960,452)	(195,114,723)
Redemption fees	2,715	21,004	16,858	77,746
Net increase (decrease) in net assets	11,792,298	(20,672,225)	7,407,790	(329,373,292)
Net assets:
Beginning of period	56,312,772	76,984,997	442,082,357	771,455,649
End of period	$68,105,070	$56,312,772	$449,490,147	$442,082,357
Accumulated undistributed (distributions in excess of) net investment income	$(4,452,540)	$1,070,627	$1,981,753	$3,750,219

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Money Market Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.008	0.033	0.048	0.038	0.018
Dividends from net investment income	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)	(0.018)
Distributions from net realized gains from investment activities	(0.000)[1]	(0.000)[1]	—	—	—	—
Total dividends and distributions	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)	(0.018)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.81%	3.40%	4.86%	3.89%	1.80%
Ratios/supplemental data:
Net assets, end of period (000's)	$403,225	$529,959	$523,243	$408,562	$342,573	$227,528
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.29%[3]	0.59%	0.60%	0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%[3]	0.89%	0.93%	0.92%	0.99%	0.97%
Net investment income to average net assets	0.01%[3]	0.78%	3.27%	4.75%	3.89%	1.85%

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.36	$12.87	$12.72	$12.71	$13.20	$13.05
Net investment income	0.22[1]	0.57[1]	0.56[1]	0.57[1]	0.51	0.34
Net realized and unrealized gains (losses) from investment activities	0.42	0.56	0.15	0.00[2]	(0.31)	0.17
Net increase from operations	0.64	1.13	0.71	0.57	0.20	0.51
Dividends from net investment income	(0.25)	(0.64)	(0.56)	(0.56)	(0.53)	(0.36)
Distributions from net realized gains from investment activities	(0.46)	—	—	—	(0.16)	—
Total dividends and distributions	(0.71)	(0.64)	(0.56)	(0.56)	(0.69)	(0.36)
Net asset value, end of period	$13.29	$13.36	$12.87	$12.72	$12.71	$13.20
Total investment return[3]	4.90%	9.09%	5.53%	4.52%	1.61%	3.97%
Ratios/supplemental data:
Net assets, end of period (000's)	$90,468	$90,386	$91,614	$99,378	$114,663	$140,734
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.02%[4]	1.02%	1.07%	1.12%	1.11%	1.08%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.07%[4]	1.07%	1.12%	1.13%	1.17%	1.17%
Net investment income to average net assets	3.28%[4]	4.41%	4.30%	4.40%	3.97%	2.54%
Portfolio turnover	503%	877%	588%	495%	575%	665%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.37	$12.88	$12.73	$12.72	$13.21	$13.06
Net investment income	0.19[1]	0.51[1]	0.50[1]	0.50[1]	0.45	0.27
Net realized and unrealized gains (losses) from investment activities	0.41	0.55	0.14	0.01	(0.32)	0.17
Net increase from operations	0.60	1.06	0.64	0.51	0.13	0.44
Dividends from net investment income	(0.21)	(0.57)	(0.49)	(0.50)	(0.46)	(0.29)
Distributions from net realized gains from investment activities	(0.46)	—	—	—	(0.16)	—
Total dividends and distributions	(0.67)	(0.57)	(0.49)	(0.50)	(0.62)	(0.29)
Net asset value, end of period	$13.30	$13.37	$12.88	$12.73	$12.72	$13.21
Total investment return[3]	4.63%	8.45%	5.06%	4.00%	1.09%	3.40%
Ratios/supplemental data:
Net assets, end of period (000's)	$23,752	$24,477	$24,536	$26,449	$30,338	$36,372
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.52%[4]	1.52%	1.57%	1.62%	1.62%	1.62%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.62%[4]	1.63%	1.68%	1.70%	1.75%	1.74%
Net investment income to average net assets	2.78%[4]	3.90%	3.80%	3.90%	3.45%	2.00%
Portfolio turnover	503%	877%	588%	495%	575%	665%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.36	$12.87	$12.73	$12.72	$13.20	$13.05
Net investment income	0.17[1]	0.46[1]	0.45[1]	0.46[1]	0.40	0.22
Net realized and unrealized gains (losses) from investment activities	0.43	0.56	0.15	0.01	(0.29)	0.19
Net increase from operations	0.60	1.02	0.60	0.47	0.11	0.41
Dividends from net investment income	(0.20)	(0.53)	(0.46)	(0.46)	(0.43)	(0.26)
Distributions from net realized gains from investment activities	(0.46)	—	—	—	(0.16)	—
Total dividends and distributions	(0.66)	(0.53)	(0.46)	(0.46)	(0.59)	(0.26)
Net asset value, end of period	$13.30	$13.36	$12.87	$12.73	$12.72	$13.20
Total investment return[3]	4.58%	8.16%	4.72%	3.73%	0.92%	3.17%
Ratios/supplemental data:
Net assets, end of period (000's)	$128	$173	$769	$1,617	$2,776	$4,273
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.77%[4]	1.77%	1.82%	1.87%	1.86%	1.84%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.01%[4]	1.86%	1.89%	1.88%	1.93%	1.93%
Net investment income to average net assets	2.55%[4]	3.70%	3.55%	3.64%	3.20%	1.69%
Portfolio turnover	503%	877%	588%	495%	575%	665%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.36	$12.87	$12.73	$12.72	$13.20	$13.05
Net investment income	0.24[1]	0.61[1]	0.59[1]	0.61[1]	0.55	0.38
Net realized and unrealized gains (losses) from investment activities	0.42	0.55	0.15	0.00[2]	(0.30)	0.17
Net increase from operations	0.66	1.16	0.74	0.61	0.25	0.55
Dividends from net investment income	(0.27)	(0.67)	(0.60)	(0.60)	(0.57)	(0.40)
Distributions from net realized gains from investment activities	(0.46)	—	—	—	(0.16)	—
Total dividends and distributions	(0.73)	(0.67)	(0.60)	(0.60)	(0.73)	(0.40)
Net asset value, end of period	$13.29	$13.36	$12.87	$12.73	$12.72	$13.20
Total investment return[3]	5.03%	9.29%	5.86%	4.87%	1.97%	4.24%
Ratios/supplemental data:
Net assets, end of period (000's)	$42,928	$39,199	$25,669	$13,658	$8,460	$10,069
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.77%[4]	0.77%	0.82%	0.79%	0.81%	0.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%[4]	0.92%	0.90%	0.79%	0.84%	0.85%
Net investment income to average net assets	3.52%[4]	4.65%	4.56%	4.74%	4.27%	2.88%
Portfolio turnover	503%	877%	588%	495%	575%	665%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Government Securities Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.36	$12.87	$12.72	$12.72	$13.20	$13.06
Net investment income	0.24[1]	0.61[1]	0.59[1]	0.60[1]	0.54	0.37
Net realized and unrealized gains (losses) from investment activities	0.43	0.55	0.15	(0.01)	(0.30)	0.16
Net increase from operations	0.67	1.16	0.74	0.59	0.24	0.53
Dividends from net investment income	(0.27)	(0.67)	(0.59)	(0.59)	(0.56)	(0.39)
Distributions from net realized gains from investment activities	(0.46)	—	—	—	(0.16)	—
Total dividends and distributions	(0.73)	(0.67)	(0.59)	(0.59)	(0.72)	(0.39)
Net asset value, end of period	$13.30	$13.36	$12.87	$12.72	$12.72	$13.20
Total investment return[2]	5.11%	9.27%	5.87%	4.71%	1.94%	4.11%
Ratios/supplemental data:
Net assets, end of period (000's)	$454,245	$422,024	$542,337	$469,556	$384,472	$318,339
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.77%[3]	0.77%	0.82%	0.87%	0.87%	0.87%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.87%[3]	0.86%	0.90%	0.91%	0.96%	0.96%
Net investment income to average net assets	3.52%[3]	4.66%	4.55%	4.66%	4.22%	2.82%
Portfolio turnover	503%	877%	588%	495%	575%	665%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.58	$11.51	$11.39	$11.27	$11.44	$11.51
Net investment income[1]	0.18	0.44	0.48	0.43	0.38	0.34
Net realized and unrealized gains (losses) from investment activities	0.23	0.08	0.12	0.12	(0.17)	(0.07)
Net increase from operations	0.41	0.52	0.60	0.55	0.21	0.27
Dividends from net investment income	(0.23)	(0.45)	(0.48)	(0.43)	(0.38)	(0.34)
Net asset value, end of period	$11.76	$11.58	$11.51	$11.39	$11.27	$11.44
Total investment return[2]	3.51%	4.88%	5.26%	4.96%	1.90%	2.38%
Ratios/supplemental data:
Net assets, end of period (000's)	$43,031	$45,165	$46,257	$51,800	$59,884	$75,331
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%[3]	0.93%	0.93%	1.05%	1.06%	1.07%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.01%[3]	1.02%	1.05%	1.08%	1.10%	1.09%
Net investment income to average net assets	3.12%[3]	3.97%	4.10%	3.81%	3.36%	2.93%
Portfolio turnover	505%	512%	387%	255%	349%	221%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.59	$11.52	$11.40	$11.28	$11.46	$11.53
Net investment income[1]	0.15	0.38	0.42	0.38	0.32	0.28
Net realized and unrealized gains (losses) from investment activities	0.24	0.09	0.12	0.11	(0.17)	(0.06)
Net increase from operations	0.39	0.47	0.54	0.49	0.15	0.22
Dividends from net investment income	(0.20)	(0.40)	(0.42)	(0.37)	(0.33)	(0.29)
Net asset value, end of period	$11.78	$11.59	$11.52	$11.40	$11.28	$11.46
Total investment return[2]	3.33%	4.36%	4.72%	4.43%	1.30%	1.87%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,630	$5,185	$3,992	$4,116	$5,301	$7,684
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.43%[3]	1.43%	1.43%	1.55%	1.55%	1.56%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.50%[3]	1.53%	1.57%	1.57%	1.59%	1.59%
Net investment income to average net assets	2.63%[3]	3.43%	3.60%	3.31%	2.86%	2.44%
Portfolio turnover	505%	512%	387%	255%	349%	221%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

5  During the year ended July 31, 2009, UBS Global Asset Management (Americas) Inc. reimbursed a portion of ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the reimbursement represents less than 0.01%.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.60	$11.53	$11.41	$11.29	$11.46	$11.53
Net investment income[1]	0.14	0.36	0.38	0.34	0.28	0.24
Net realized and unrealized gains (losses) from investment activities	0.23	0.08	0.13	0.13	(0.15)	(0.06)
Net increase from operations	0.37	0.44	0.51	0.47	0.13	0.18
Dividends from net investment income	(0.19)	(0.37)	(0.39)	(0.35)	(0.30)	(0.25)
Net asset value, end of period	$11.78	$11.60	$11.53	$11.41	$11.29	$11.46
Total investment return[2]	3.11%	4.08%	4.45%	4.18%	1.13%	1.60%
Ratios/supplemental data:
Net assets, end of period (000's)	$169	$155	$166	$324	$637	$1,458
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%[3]	1.68%	1.68%	1.80%	1.80%	1.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.84%[3]	1.82%	1.91%	1.84%	1.89%	1.87%
Net investment income to average net assets	2.37%[3]	3.23%	3.35%	3.04%	2.56%	2.15%
Portfolio turnover	505%	512%	387%	255%	349%	221%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.59	$11.51	$11.39	$11.28	$11.45	$11.52
Net investment income[1]	0.20	0.47	0.51	0.47	0.41	0.37
Net realized and unrealized gains (losses) from investment activities	0.23	0.09	0.11	0.10	(0.17)	(0.07)
Net increase from operations	0.43	0.56	0.62	0.57	0.24	0.30
Dividends from net investment income	(0.25)	(0.48)	(0.50)	(0.46)	(0.41)	(0.37)
Net asset value, end of period	$11.77	$11.59	$11.51	$11.39	$11.28	$11.45
Total investment return[2]	3.74%	5.15%	5.52%	5.17%	2.17%	2.66%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,162	$2,313	$1,359	$1,249	$1,074	$1,108
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3,4]	0.68%[5]	0.68%	0.80%[4]	0.80%	0.81%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.68%[3]	0.68%[5]	0.76%	0.80%	0.83%	0.86%
Net investment income to average net assets	3.38%[3]	4.17%	4.34%	4.07%	3.63%	3.20%
Portfolio turnover	505%	512%	387%	255%	349%	221%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Intermediate Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$11.59	$11.51	$11.39	$11.28	$11.45	$11.52
Net investment income[1]	0.20	0.47	0.51	0.46	0.41	0.37
Net realized and unrealized gains (losses) from investment activities	0.23	0.09	0.11	0.11	(0.17)	(0.07)
Net increase from operations	0.43	0.56	0.62	0.57	0.24	0.30
Dividends from net investment income	(0.25)	(0.48)	(0.50)	(0.46)	(0.41)	(0.37)
Net asset value, end of period	$11.77	$11.59	$11.51	$11.39	$11.28	$11.45
Total investment return[2]	3.73%	5.14%	5.52%	5.17%	2.17%	2.66%
Ratios/supplemental data:
Net assets, end of period (000's)	$386,414	$353,068	$404,407	$381,254	$346,298	$313,031
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.68%[3]	0.68%	0.68%	0.80%[4]	0.80%	0.80%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.72%[3]	0.74%	0.77%	0.80%	0.81%	0.82%
Net investment income to average net assets	3.37%[3]	4.22%	4.35%	4.07%	3.64%	3.22%
Portfolio turnover	505%	512%	387%	255%	349%	221%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

4  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.09	$13.75	$13.25	$13.26	$13.89	$13.88
Net investment income[1]	0.23	0.60	0.61	0.56	0.60	0.45
Net realized and unrealized gains (losses) from investment activities	0.90	0.39	0.51	0.00[2]	(0.59)	0.35
Net increase (decrease) from operations	1.13	0.99	1.12	0.56	0.01	0.80
Dividends from net investment income	(0.34)	(0.73)	(0.62)	(0.55)	(0.62)	(0.46)
Distributions from net realized gains from investment activities	(0.02)	(0.92)	—	—	—	(0.33)
Returns of capital	—	—	—	(0.02)	(0.02)	—
Total dividends, distributions and returns of capital	(0.36)	(1.65)	(0.62)	(0.57)	(0.64)	(0.79)
Net asset value, end of period	$13.86	$13.09	$13.75	$13.25	$13.26	$13.89
Total investment return[3]	8.64%	8.31%	8.42%	4.32%	0.06%	5.88%
Ratios/supplemental data:
Net assets, end of period (000's)	$37,058	$33,293	$27,180	$21,711	$20,735	$23,269
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.06%[4]	1.07%	1.06%	1.15%[5]	1.20%[5]	1.23%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	1.08%[4]	1.10%	1.13%	1.15%	1.20%	1.23%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.06%[4]	1.06%	1.06%	1.15%[5]	1.20%[5]	1.23%[5]
Net investment income to average net assets	3.40%[4]	4.75%	4.40%	4.17%	4.46%	3.20%
Portfolio turnover	138%	178%	236%	188%	196%	147%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.09	$13.75	$13.26	$13.26	$13.89	$13.88
Net investment income[1]	0.20	0.54	0.54	0.50	0.54	0.38
Net realized and unrealized gains (losses) from investment activities	0.89	0.39	0.50	0.00[2]	(0.60)	0.35
Net increase (decrease) from operations	1.09	0.93	1.04	0.50	(0.06)	0.73
Dividends from net investment income	(0.30)	(0.67)	(0.55)	(0.48)	(0.55)	(0.39)
Distributions from net realized gains from investment activities	(0.02)	(0.92)	—	—	—	(0.33)
Returns of capital	—	—	—	(0.02)	(0.02)	—
Total dividends, distributions and returns of capital	(0.32)	(1.59)	(0.55)	(0.50)	(0.57)	(0.72)
Net asset value, end of period	$13.86	$13.09	$13.75	$13.26	$13.26	$13.89
Total investment return[3]	8.38%	7.78%	7.79%	3.87%	(0.43)%	5.38%
Ratios/supplemental data:
Net assets, end of period (000's)	$10,130	$8,797	$5,592	$5,531	$6,280	$8,082
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.56%[4,5]	1.57%	1.56%	1.63%	1.68%[5]	1.70%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	1.56%[4]	1.58%	1.61%	1.63%	1.68%	1.70%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.56%[4,5]	1.56%	1.56%	1.63%	1.68%[5]	1.70%[5]
Net investment income to average net assets	2.89%[4]	4.24%	3.90%	3.69%	3.97%	2.73%
Portfolio turnover	138%	178%	236%	188%	196%	147%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.08	$13.75	$13.25	$13.26	$13.88	$13.88
Net investment income[1]	0.18	0.49	0.48	0.44	0.48	0.33
Net realized and unrealized gains (losses) from investment activities	0.89	0.40	0.53	0.01	(0.56)	0.36
Net increase (decrease) from operations	1.07	0.89	1.01	0.45	(0.08)	0.69
Dividends from net investment income	(0.28)	(0.64)	(0.51)	(0.44)	(0.52)	(0.36)
Distributions from net realized gains from investment activities	(0.02)	(0.92)	—	—	—	(0.33)
Returns of capital	—	—	—	(0.02)	(0.02)	—
Total dividends, distributions and returns of capital	(0.30)	(1.56)	(0.51)	(0.46)	(0.54)	(0.69)
Net asset value, end of period	$13.85	$13.08	$13.75	$13.25	$13.26	$13.88
Total investment return[3]	8.24%	7.45%	7.58%	3.55%	(0.68)%	5.06%
Ratios/supplemental data:
Net assets, end of period (000's)	$329	$333	$142	$456	$1,098	$2,175
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	1.81%[4]	1.82%	1.81%	1.93%[6]	1.93%	1.94%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	1.91%[4]	1.93%	2.03%	1.93%[6]	1.98%	1.96%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	1.81%[4]	1.81%	1.81%	1.93%[6]	1.93%	1.94%
Net investment income to average net assets	2.65%[4]	4.02%	3.59%	3.36%	3.64%	2.45%
Portfolio turnover	138%	178%	236%	188%	196%	147%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.08	$13.74	$13.25	$13.26	$13.88	$13.87
Net investment income[1]	0.26	0.64	0.66	0.61	0.65	0.51
Net realized and unrealized gains (losses) from investment activities	0.89	0.39	0.49	(0.01)	(0.59)	0.34
Net increase (decrease) from operations	1.15	1.03	1.15	0.60	0.06	0.85
Dividends from net investment income	(0.36)	(0.77)	(0.66)	(0.59)	(0.66)	(0.51)
Distributions from net realized gains from investment activities	(0.02)	(0.92)	—	—	—	(0.33)
Returns of capital	—	—	—	(0.02)	(0.02)	—
Total dividends, distributions and returns of capital	(0.38)	(1.69)	(0.66)	(0.61)	(0.68)	(0.84)
Net asset value, end of period	$13.85	$13.08	$13.74	$13.25	$13.26	$13.88
Total investment return[3]	8.84%	8.68%	8.67%	4.76%	0.41%	6.25%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,250	$3,186	$3,045	$1,208	$716	$959
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.72%[4]	0.73%	0.78%	0.79%	0.85%	0.89%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	0.72%[4]	0.73%	0.78%	0.79%	0.85%	0.89%
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, excluding interest expense	0.72%[4]	0.72%	0.78%	0.79%	0.85%	0.89%[5]
Net investment income to average net assets	3.73%[4]	5.09%	4.71%	4.55%	4.79%	3.58%
Portfolio turnover	138%	178%	236%	188%	196%	147%

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  For the year ended July 31, 2007, UBS Global Asset Management (Americas) Inc. reimbursed a portion of ordinary operating expenses. The ratios net and before fee waivers and/or expense reimbursements are the same since the fee waivers/reimbursement represents less than 0.01%.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Strategic Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$13.08	$13.74	$13.25	$13.26	$13.88	$13.88
Net investment income[1]	0.25	0.64	0.64	0.59	0.64	0.49
Net realized and unrealized gains (losses) from investment activities	0.89	0.38	0.50	0.00[2]	(0.59)	0.34
Net increase from operations	1.14	1.02	1.14	0.59	0.05	0.83
Dividends from net investment income	(0.35)	(0.76)	(0.65)	(0.58)	(0.65)	(0.50)
Distributions from net realized gains from investment activities	(0.02)	(0.92)	—	—	—	(0.33)
Returns of capital	—	—	—	(0.02)	(0.02)	—
Total dividends, distributions and returns of capital	(0.37)	(1.68)	(0.65)	(0.60)	(0.67)	(0.83)
Net asset value, end of period	$13.85	$13.08	$13.74	$13.25	$13.26	$13.88
Total investment return[3]	8.79%	8.58%	8.62%	4.63%	0.34%	6.13%
Ratios/supplemental data:
Net assets, end of period (000's)	$654,102	$584,235	$785,267	$679,623	$539,286	$429,250
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager, including interest expense	0.81%[4]	0.82%	0.81%	0.93%[5]	0.93%	0.93%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager, including interest expense	0.87%[4]	0.87%	0.89%	0.93%	0.98%	0.98%
Expenses to average net assets, net of fee waivers and/or expense reimbursements to and recoupments by manager, excluding interest expense	0.81%[4]	0.81%	0.81%	0.93%[5]	0.93%	0.93%
Net investment income to average net assets	3.65%[4]	5.00%	4.65%	4.40%	4.77%	3.51%
Portfolio turnover	138%	178%	236%	188%	196%	147%

1  Calculated using the average shares method.

2  Amount represents less than $0.005 per share.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.45	$12.15	$12.22	$12.27	$12.49	$12.56
Net investment income[1]	0.20	0.41	0.41	0.40	0.39	0.40
Net realized and unrealized gains (losses) from investment activities	0.24	0.30	(0.07)	(0.05)	(0.22)	(0.07)
Net increase from operations	0.44	0.71	0.34	0.35	0.17	0.33
Dividends from net investment income	(0.20)	(0.41)	(0.41)	(0.40)	(0.39)	(0.40)
Net asset value, end of period	$12.69	$12.45	$12.15	$12.22	$12.27	$12.49
Total investment return[2]	3.52%	5.97%	2.81%	2.84%	1.42%	2.61%
Ratios/supplemental data:
Net assets, end of period (000's)	$84,346	$88,167	$87,036	$90,219	$99,169	$115,286
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.93%[3]	0.93%	0.93%	1.01%	0.99%	0.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%[3]	0.96%	1.01%	1.02%	1.04%	1.03%
Net investment income to average net assets	3.08%[3]	3.35%	3.34%	3.21%	3.19%	3.12%
Portfolio turnover	4%	25%	16%	48%	27%	35%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.45	$12.16	$12.22	$12.27	$12.49	$12.56
Net investment income[1]	0.16	0.35	0.35	0.33	0.33	0.33
Net realized and unrealized gains (losses) from investment activities	0.24	0.29	(0.06)	(0.05)	(0.22)	(0.07)
Net increase from operations	0.40	0.64	0.29	0.28	0.11	0.26
Dividends from net investment income	(0.16)	(0.35)	(0.35)	(0.33)	(0.33)	(0.33)
Net asset value, end of period	$12.69	$12.45	$12.16	$12.22	$12.27	$12.49
Total investment return[2]	3.26%	5.36%	2.38%	2.32%	0.91%	2.07%
Ratios/supplemental data:
Net assets, end of period (000's)	$15,514	$15,474	$13,905	$14,777	$17,315	$21,291
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.43%[3]	1.43%	1.43%	1.51%	1.50%	1.48%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.46%[3]	1.47%	1.52%	1.53%	1.55%	1.55%
Net investment income to average net assets	2.58%[3]	2.85%	2.84%	2.71%	2.68%	2.61%
Portfolio turnover	4%	25%	16%	48%	27%	35%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.46	$12.16	$12.23	$12.27	$12.49	$12.56
Net investment income[1]	0.15	0.31	0.31	0.30	0.29	0.30
Net realized and unrealized gains (losses) from investment activities	0.24	0.31	(0.06)	(0.04)	(0.21)	(0.07)
Net increase from operations	0.39	0.62	0.25	0.26	0.08	0.23
Dividends from net investment income	(0.15)	(0.32)	(0.32)	(0.30)	(0.30)	(0.30)
Net asset value, end of period	$12.70	$12.46	$12.16	$12.23	$12.27	$12.49
Total investment return[2]	3.13%	5.17%	2.05%	2.10%	0.65%	1.82%
Ratios/supplemental data:
Net assets, end of period (000's)	$90	$103	$196	$259	$985	$2,665
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.68%[3]	1.68%	1.68%	1.76%	1.74%	1.71%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.77%[3]	1.74%	1.89%	1.78%	1.80%	1.79%
Net investment income to average net assets	2.33%[3]	2.63%	2.57%	2.44%	2.43%	2.37%
Portfolio turnover	4%	25%	16%	48%	27%	35%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.45	$12.16	$12.23	$12.28	$12.49	$12.56
Net investment income[1]	0.21	0.44	0.44	0.43	0.43	0.42
Net realized and unrealized gains (losses) from investment activities	0.25	0.29	(0.07)	(0.05)	(0.22)	(0.07)
Net increase from operations	0.46	0.73	0.37	0.38	0.21	0.35
Dividends from net investment income	(0.21)	(0.44)	(0.44)	(0.43)	(0.42)	(0.42)
Net asset value, end of period	$12.70	$12.45	$12.16	$12.23	$12.28	$12.49
Total investment return[2]	3.65%	6.23%	3.05%	3.09%	1.75%	2.83%
Ratios/supplemental data:
Net assets, end of period (000's)	$120	$145	$136	$137	$176	$186
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%[3]	0.68%	0.68%	0.76%	0.75%	0.74%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.74%[3]	0.76%	0.96%	0.83%	0.84%	0.85%
Net investment income to average net assets	3.34%[3]	3.60%	3.59%	3.46%	3.44%	3.35%
Portfolio turnover	4%	25%	16%	48%	27%	35%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Municipal Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$12.45	$12.16	$12.22	$12.27	$12.49	$12.56
Net investment income[1]	0.21	0.44	0.44	0.43	0.42	0.42
Net realized and unrealized gains (losses) from investment activities	0.24	0.29	(0.06)	(0.05)	(0.22)	(0.07)
Net increase from operations	0.45	0.73	0.38	0.38	0.20	0.35
Dividends from net investment income	(0.21)	(0.44)	(0.44)	(0.43)	(0.42)	(0.42)
Net asset value, end of period	$12.69	$12.45	$12.16	$12.22	$12.27	$12.49
Total investment return[2]	3.65%	6.14%	3.14%	3.10%	1.66%	2.81%
Ratios/supplemental data:
Net assets, end of period (000's)	$209,056	$187,814	$242,033	$194,370	$140,320	$111,908
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.68%[3]	0.68%	0.68%	0.76%	0.76%	0.76%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.73%[3]	0.74%	0.79%	0.81%	0.84%	0.82%
Net investment income to average net assets	3.33%[3]	3.61%	3.59%	3.47%	3.43%	3.33%
Portfolio turnover	4%	25%	16%	48%	27%	35%

1  Calculated using the average shares method.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder could pay on Portfolio distributions or the redemption of Portfolio shares.

3  Annualized.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007	2006	2005
Net asset value, beginning of period	$11.64	$11.84	$11.38	$11.20	$11.76	$11.74
Net investment income[2]	0.13	0.30	0.25	0.25	0.25	0.24
Net realized and unrealized gains (losses) from investment activities	0.25	(0.06)	1.14	0.23	(0.06)	0.52
Net increase from operations	0.38	0.24	1.39	0.48	0.19	0.76
Dividends from net investment income	(0.56)	(0.44)	(0.93)	(0.30)	(0.57)	(0.72)
Distributions from net realized gains from investment activities	—	—	—	—	(0.18)	(0.02)
Total dividends and distributions	(0.56)	(0.44)	(0.93)	(0.30)	(0.75)	(0.74)
Net asset value, end of period	$11.46	$11.64	$11.84	$11.38	$11.20	$11.76
Total investment return[3]	3.15%	2.35%	12.76%	4.36%	1.86%	6.33%
Ratios/supplemental data:
Net assets, end of period (000's)	$101,685	$103,708	$118,784	$111,910	$124,045	$144,325
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.25%[4,5]	1.25%	1.25%	1.37%	1.37%	1.37%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.30%[4]	1.32%	1.35%	1.37%	1.40%	1.41%[6]
Net investment income to average net assets	2.15%[4]	2.83%	2.07%	2.23%	2.25%	1.98%
Portfolio turnover	39%	37%	65%	111%	175%	260%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007	2006	2005
Net asset value, beginning of period	$11.64	$11.85	$11.38	$11.20	$11.76	$11.74
Net investment income[2]	0.10	0.25	0.19	0.20	0.20	0.18
Net realized and unrealized gains (losses) from investment activities	0.25	(0.08)	1.15	0.23	(0.06)	0.53
Net increase from operations	0.35	0.17	1.34	0.43	0.14	0.71
Dividends from net investment income	(0.53)	(0.38)	(0.87)	(0.25)	(0.52)	(0.67)
Distributions from net realized gains from investment activities	—	—	—	—	(0.18)	(0.02)
Total dividends and distributions	(0.53)	(0.38)	(0.87)	(0.25)	(0.70)	(0.69)
Net asset value, end of period	$11.46	$11.64	$11.85	$11.38	$11.20	$11.76
Total investment return[3]	2.90%	1.85%	12.20%	3.86%	1.35%	5.82%
Ratios/supplemental data:
Net assets, end of period (000's)	$7,215	$7,234	$7,161	$6,347	$7,499	$8,736
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.72%[4,5]	1.75%[5]	1.75%	1.85%	1.87%	1.86%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.77%[4]	1.80%	1.84%	1.85%	1.89%	1.92%[6]
Net investment income to average net assets	1.67%[4]	2.32%	1.57%	1.74%	1.75%	1.50%
Portfolio turnover	39%	37%	65%	111%	175%	260%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007	2006	2005
Net asset value, beginning of period	$11.68	$11.87	$11.40	$11.22	$11.78	$11.76
Net investment income[2]	0.08	0.22	0.15	0.16	0.17	0.15
Net realized and unrealized gains (losses) from investment activities	0.25	(0.06)	1.16	0.24	(0.06)	0.52
Net increase from operations	0.33	0.16	1.31	0.40	0.11	0.67
Dividends from net investment income	(0.52)	(0.35)	(0.84)	(0.22)	(0.49)	(0.63)
Distributions from net realized gains from investment activities	—	—	—	—	(0.18)	(0.02)
Total dividends and distributions	(0.52)	(0.35)	(0.84)	(0.22)	(0.67)	(0.65)
Net asset value, end of period	$11.49	$11.68	$11.87	$11.40	$11.22	$11.78
Total investment return[3]	2.75%	1.64%	11.89%	3.57%	1.08%	5.52%
Ratios/supplemental data:
Net assets, end of period (000's)	$193	$191	$505	$723	$878	$1,450
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.00%[4]	2.00%	2.00%	2.13%	2.12%	2.12%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.09%[4]	2.10%	2.15%	2.13%	2.16%	2.17%[6]
Net investment income to average net assets	1.40%[4]	2.11%	1.31%	1.47%	1.50%	1.22%
Portfolio turnover	39%	37%	65%	111%	175%	260%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007	2006	2005
Net asset value, beginning of period	$11.63	$11.83	$11.36	$11.19	$11.75	$11.73
Net investment income[2]	0.15	0.34	0.29	0.29	0.29	0.28
Net realized and unrealized gains (losses) from investment activities	0.24	(0.07)	1.15	0.22	(0.06)	0.52
Net increase from operations	0.39	0.27	1.44	0.51	0.23	0.80
Dividends from net investment income	(0.58)	(0.47)	(0.97)	(0.34)	(0.61)	(0.76)
Distributions from net realized gains from investment activities	—	—	—	—	(0.18)	(0.02)
Total dividends and distributions	(0.58)	(0.47)	(0.97)	(0.34)	(0.79)	(0.78)
Net asset value, end of period	$11.44	$11.63	$11.83	$11.36	$11.19	$11.75
Total investment return[3]	3.34%	2.71%	13.16%	4.67%	2.21%	6.67%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,513	$7,773	$10,253	$7,113	$7,077	$9,285
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.87%[4]	0.89%	0.93%	1.03%[5]	1.05%[5]	1.06%[5,6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.92%[4]	0.94%	0.99%	1.03%	1.05%	1.06%[6]
Net investment income to average net assets	2.53%[4]	3.19%	2.40%	2.58%	2.57%	2.30%
Portfolio turnover	39%	37%	65%	111%	175%	260%

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

6  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Fixed Income Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007	2006	2005
Net asset value, beginning of period	$11.64	$11.84	$11.38	$11.20	$11.76	$11.74
Net investment income[2]	0.14	0.33	0.28	0.28	0.28	0.27
Net realized and unrealized gains (losses) from investment activities	0.26	(0.07)	1.14	0.23	(0.06)	0.52
Net increase from operations	0.40	0.26	1.42	0.51	0.22	0.79
Dividends from net investment income	(0.58)	(0.46)	(0.96)	(0.33)	(0.60)	(0.75)
Distributions from net realized gains from investment activities	—	—	—	—	(0.18)	(0.02)
Total dividends and distributions	(0.58)	(0.46)	(0.96)	(0.33)	(0.78)	(0.77)
Net asset value, end of period	$11.46	$11.64	$11.84	$11.38	$11.20	$11.76
Total investment return[3]	3.36%	2.60%	12.95%	4.62%	2.11%	6.58%
Ratios/supplemental data:
Net assets, end of period (000's)	$391,947	$364,616	$534,097	$440,787	$349,676	$274,572
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.00%[4]	1.00%	1.00%	1.13%	1.13%	1.14%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.14%[4]	1.17%	1.18%	1.22%	1.27%	1.29%[5]
Net investment income to average net assets	2.40%[4]	3.09%	2.32%	2.49%	2.49%	2.25%
Portfolio turnover	39%	37%	65%	111%	175%	260%

1  Effective August 23, 2007, Rogge Global Partners plc ("Rogge") assumed the role of sole manager of the Portfolio. Prior to August 23, 2007, the investment advisory function for this Portfolio was performed by Rogge and Fischer Francis Trees & Watts, Inc., who were each responsible for a portion of the Portfolio.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  Includes 0.01% of interest expense related to reverse repurchase agreement activity during the year ended July 31, 2005.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE High Yield Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,			Period ended July 31,
	(unaudited)	2009	2008	2007	2006[1]
Net asset value, beginning of period	$8.94	$9.04	$9.60	$9.81	$9.95
Net investment income[6]	0.40	0.66	0.60	0.60	0.11
Net realized and unrealized gains (losses) from investment activities	1.08	0.02	(0.54)	(0.23)	(0.10)
Net increase (decrease) from operations	1.48	0.68	0.06	0.37	0.01
Dividends from net investment income	(0.40)	(0.78)	(0.59)	(0.58)	(0.15)
Distributions from net realized gains from investment activities	—	—	(0.01)	—	—
Return of capital	—	—	(0.02)	—	—
Total dividends, distributions and return of capital	(0.40)	(0.78)	(0.62)	(0.58)	(0.15)
Net asset value, end of period	$10.02	$8.94	$9.04	$9.60	$9.81
Total investment return[7]	16.91%	9.49%	0.58%	3.66%	0.15%
Ratios/supplemental data:
Net assets, end of period (000's)	$10,211	$7,538	$2,181	$741	$345
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.35%[8,9]	1.35%	1.35%	1.35%	1.35%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.35%[8]	1.46%	1.59%	1.96%	7.56%[8]
Net investment income to average net assets	8.24%[8]	8.46%	6.43%	5.96%	6.04%[8]
Portfolio turnover	15%	49%	25%	26%	39%

	Class P
	Six months ended January 31, 2010	Years ended July 31,			Period ended July 31,
	(unaudited)	2009	2008	2007	2006[5]
Net asset value, beginning of period	$8.95	$9.04	$9.61	$9.81	$9.95
Net investment income[6]	0.41	0.69	0.63	0.62	0.14
Net realized and unrealized gains (losses) from investment activities	1.09	0.02	(0.56)	(0.22)	(0.09)
Net increase from operations	1.50	0.71	0.07	0.40	0.05
Dividends from net investment income	(0.41)	(0.80)	(0.61)	(0.60)	(0.19)
Distributions from net realized gains from investment activities	—	—	(0.01)	—	—
Return of capital	—	—	(0.02)	—	—
Total dividends, distributions and return of capital	(0.41)	(0.80)	(0.64)	(0.60)	(0.19)
Net asset value, end of period	$10.04	$8.95	$9.04	$9.61	$9.81
Total investment return[7]	17.01%	9.87%	0.71%	3.96%	0.56%
Ratios/supplemental data:
Net assets, end of period (000's)	$190,131	$147,029	$142,985	$87,171	$11,103
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.10%[8]	1.10%	1.10%	1.10%	1.10%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.17%[8]	1.34%	1.31%	1.72%	8.16%[8]
Net investment income to average net assets	8.49%[8]	8.80%	6.68%	6.24%	6.34%[8]
Portfolio turnover	15%	49%	25%	26%	39%

1  For the period May 1, 2006 (commencement of issuance) through July 31, 2006.

2  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

3  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

4  For the period April 3, 2006 (commencement of issuance) through July 24, 2006. There were no shares outstanding from July 25, 2006 through December 25, 2008.

5  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

6  Calculated using the average shares method.

	Class C		Class Y
	Six months ended January 31, 2010	Period ended July 31,	Six months ended January 31, 2010	Period ended July 31,	Period ended July 24,
	(unaudited)	2009[2]	(unaudited)	2009[3]	2006[4]
Net asset value, beginning of period	$8.93	$7.49	$8.95	$6.83	$10.00
Net investment income[6]	0.38	0.29	0.41	0.42	0.17
Net realized and unrealized gains (losses) from investment activities	1.07	1.54	1.09	2.11	(0.22)
Net increase (decrease) from operations	1.45	1.83	1.50	2.53	(0.05)
Dividends from net investment income	(0.37)	(0.39)	(0.40)	(0.41)	(0.14)
Distributions from net realized gains from investment activities	—	—	—	—	—
Return of capital	—	—	—	—	—
Total dividends, distributions and return of capital	(0.37)	(0.39)	(0.40)	(0.41)	(0.14)
Net asset value, end of period	$10.01	$8.93	$10.05	$8.95	$9.81
Total investment return[7]	16.53%	25.40%	17.11%	38.23%	(0.45)%
Ratios/supplemental data:
Net assets, end of period (000's)	$2,016	$1,819	$8	$7	$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.81%[8,9]	1.85%[8]	1.10%[8]	1.10%[8]	1.10%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.81%[8]	1.92%[8]	1.16%[8]	1.37%[8]	2.32%[8]
Net investment income to average net assets	7.79%[8]	6.96%[8]	8.48%[8]	9.13%[8]	5.94%[8]
Portfolio turnover	15%	49%	15%	49%	39%

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007	2006	2005
Net asset value, beginning of period	$13.16	$16.67	$22.41	$22.35	$20.64	$17.56
Net investment income (loss)[2]	0.05	0.19	0.25	0.23	0.22	0.22
Net realized and unrealized gains (losses) from investment activities	1.26	(3.44)	(3.34)	2.80	2.16	3.06
Net increase (decrease) from operations	1.31	(3.25)	(3.09)	3.03	2.38	3.28
Dividends from net investment income	(0.14)	(0.26)	(0.11)	(0.23)	(0.20)	(0.20)
Distributions from net realized gains from investment activities	—	—	(2.54)	(2.74)	(0.47)	—
Total dividends and distributions	(0.14)	(0.26)	(2.65)	(2.97)	(0.67)	(0.20)
Net asset value, end of period	$14.33	$13.16	$16.67	$22.41	$22.35	$20.64
Total investment return[3]	9.91%	(19.27)%	(15.56)%	13.94%	11.77%	18.78%
Ratios/supplemental data:
Net assets, end of period (000's)	$149,987	$146,510	$217,986	$291,942	$292,632	$306,916
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.21%[4]	1.24%	1.09%	1.08%	1.14%[5]	1.15%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.21%[4]	1.24%	1.22%	1.21%	1.27%	1.27%
Net investment income (loss) to average net assets	0.70%[4]	1.52%	1.26%	0.99%	1.03%	1.16%
Portfolio turnover	34%	87%	161%	105%	95%	74%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007	2006	2005
Net asset value, beginning of period	$13.15	$16.59	$22.36	$22.29	$20.58	$17.50
Net investment income (loss)[2]	(0.01)	0.09	0.09	0.05	0.05	0.07
Net realized and unrealized gains (losses) from investment activities	1.25	(3.41)	(3.32)	2.80	2.15	3.05
Net increase (decrease) from operations	1.24	(3.32)	(3.23)	2.85	2.20	3.12
Dividends from net investment income	(0.03)	(0.12)	—	(0.04)	(0.02)	(0.04)
Distributions from net realized gains from investment activities	—	—	(2.54)	(2.74)	(0.47)	—
Total dividends and distributions	(0.03)	(0.12)	(2.54)	(2.78)	(0.49)	(0.04)
Net asset value, end of period	$14.36	$13.15	$16.59	$22.36	$22.29	$20.58
Total investment return[3]	9.41%	(19.89)%	(16.24)%	13.11%	10.86%	17.87%
Ratios/supplemental data:
Net assets, end of period (000's)	$16,340	$16,560	$24,765	$35,110	$36,374	$40,113
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%[4,5]	2.02%	1.88%	1.86%	1.93%[5]	1.94%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.02%[4]	2.05%	2.01%	2.00%	2.06%	2.06%
Net investment income (loss) to average net assets	(0.11)%[4]	0.74%	0.47%	0.21%	0.24%	0.38%
Portfolio turnover	34%	87%	161%	105%	95%	74%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007	2006	2005
Net asset value, beginning of period	$13.20	$16.62	$22.43	$22.34	$20.62	$17.50
Net investment income (loss)[2]	(0.01)	0.09	0.06	0.04	0.03	0.07
Net realized and unrealized gains (losses) from investment activities	1.26	(3.41)	(3.33)	2.79	2.16	3.05
Net increase (decrease) from operations	1.25	(3.32)	(3.27)	2.83	2.19	3.12
Dividends from net investment income	—	(0.10)	—	—	—	—
Distributions from net realized gains from investment activities	—	—	(2.54)	(2.74)	(0.47)	—
Total dividends and distributions	—	(0.10)	(2.54)	(2.74)	(0.47)	—
Net asset value, end of period	$14.45	$13.20	$16.62	$22.43	$22.34	$20.62
Total investment return[3]	9.47%	(19.92)%	(16.38)%	13.00%	10.77%	17.83%
Ratios/supplemental data:
Net assets, end of period (000's)	$283	$405	$765	$1,872	$5,289	$8,554
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.02%[4]	2.02%	2.02%	1.98%	2.00%	2.02%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.37%[4]	2.30%	2.16%	2.11%	2.13%	2.13%
Net investment income (loss) to average net assets	(0.10)%[4]	0.76%	0.29%	0.18%	0.16%	0.36%
Portfolio turnover	34%	87%	161%	105%	95%	74%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007	2006	2005
Net asset value, beginning of period	$13.21	$16.75	$22.51	$22.45	$20.70	$17.60
Net investment income (loss)[2]	0.08	0.23	0.32	0.30	0.30	0.28
Net realized and unrealized gains (losses) from investment activities	1.26	(3.45)	(3.35)	2.82	2.17	3.07
Net increase (decrease) from operations	1.34	(3.22)	(3.03)	3.12	2.47	3.35
Dividends from net investment income	(0.19)	(0.32)	(0.19)	(0.32)	(0.25)	(0.25)
Distributions from net realized gains from investment activities	—	—	(2.54)	(2.74)	(0.47)	—
Total dividends and distributions	(0.19)	(0.32)	(2.73)	(3.06)	(0.72)	(0.25)
Net asset value, end of period	$14.36	$13.21	$16.75	$22.51	$22.45	$20.70
Total investment return[3]	10.10%	(18.93)%	(15.30)%	14.36%	12.20%	19.17%
Ratios/supplemental data:
Net assets, end of period (000's)	$19,735	$23,834	$33,809	$45,177	$43,234	$42,046
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.84%[4]	0.86%	0.76%	0.74%	0.77%	0.83%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.84%[4]	0.86%	0.89%	0.88%	0.90%	0.95%
Net investment income (loss) to average net assets	1.08%[4]	1.90%	1.59%	1.32%	1.40%	1.48%
Portfolio turnover	34%	87%	161%	105%	95%	74%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007	2006	2005
Net asset value, beginning of period	$13.16	$16.69	$22.44	$22.38	$20.66	$17.58
Net investment income[2]	0.07	0.22	0.30	0.28	0.28	0.26
Net realized and unrealized gains (losses) from investment activities	1.25	(3.44)	(3.34)	2.82	2.16	3.07
Net increase (decrease) from operations	1.32	(3.22)	(3.04)	3.10	2.44	3.33
Dividends from net investment income	(0.17)	(0.31)	(0.17)	(0.30)	(0.25)	(0.25)
Distributions from net realized gains from investment activities	—	—	(2.54)	(2.74)	(0.47)	—
Total dividends and distributions	(0.17)	(0.31)	(2.71)	(3.04)	(0.72)	(0.25)
Net asset value, end of period	$14.31	$13.16	$16.69	$22.44	$22.38	$20.66
Total investment return[3]	10.02%	(19.01)%	(15.39)%	14.26%	12.07%	19.03%
Ratios/supplemental data:
Net assets, end of period (000's)	$891,230	$819,420	$1,159,915	$1,306,425	$1,078,221	$837,901
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.95%[4]	0.99%	0.85%	0.83%	0.86%	0.91%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%[4]	0.99%	0.98%	0.96%	0.99%	1.03%
Net investment income to average net assets	0.95%[4]	1.76%	1.51%	1.23%	1.30%	1.38%
Portfolio turnover	34%	87%	161%	105%	95%	74%

1  A portion of the investment advisory function for this Portfolio was transferred from SSgA Funds Management, Inc. to Pzena Investment Management, LLC on May 27, 2008. Institutional Capital LLC and Westwood Management Corp. continue to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007[2]	2006	2005
Net asset value, beginning of period	$13.36	$16.67	$18.18	$15.75	$15.83	$13.50
Net investment income (loss)[3]	(0.00)[4]	0.03	0.00[4]	(0.02)	(0.03)	(0.02)
Net realized and unrealized gains (losses) from investment activities	1.21	(3.27)	(1.03)	2.45	(0.05)	2.35
Net increase (decrease) from operations	1.21	(3.24)	(1.03)	2.43	(0.08)	2.33
Dividends from net investment income	(0.03)	—	—	—	—	—
Distributions from net realized gains from investment activities	—	(0.07)	(0.48)	—	—	—
Total dividends and distributions	(0.03)	(0.07)	(0.48)	—	—	—
Net asset value, end of period	$14.54	$13.36	$16.67	$18.18	$15.75	$15.83
Total investment return[5]	9.04%	(19.39)%	(5.94)%	15.43%	(0.51)%	17.26%
Ratios/supplemental data:
Net assets, end of period (000's)	$57,094	$56,038	$77,628	$80,334	$82,201	$95,264
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.24%[6]	1.26%	1.20%	1.20%	1.23%	1.28%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.27%[6]	1.30%	1.25%	1.25%	1.28%	1.32%
Net investment income (loss) to average net assets	(0.06)%[6]	0.21%	0.00%[8]	(0.10)%	(0.18)%	(0.11)%
Portfolio turnover	45%	100%	120%	95%	64%	79%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007[2]	2006	2005
Net asset value, beginning of period	$12.45	$15.66	$17.26	$15.08	$15.27	$13.14
Net investment income (loss)[3]	(0.06)	(0.07)	(0.14)	(0.16)	(0.16)	(0.13)
Net realized and unrealized gains (losses) from investment activities	1.13	(3.07)	(0.98)	2.34	(0.03)	2.26
Net increase (decrease) from operations	1.07	(3.14)	(1.12)	2.18	(0.19)	2.13
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	—	(0.07)	(0.48)	—	—	—
Total dividends and distributions	—	(0.07)	(0.48)	—	—	—
Net asset value, end of period	$13.52	$12.45	$15.66	$17.26	$15.08	$15.27
Total investment return[5]	8.59%	(20.00)%	(6.80)%	14.46%	(1.24)%	16.21%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,164	$4,170	$6,120	$7,488	$7,586	$9,944
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[6]	2.05%	2.04%[7]	2.05%[7]	2.07%[7]	2.11%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.16%[6]	2.20%	2.09%	2.09%	2.12%	2.15%
Net investment income (loss) to average net assets	(0.86)%[6]	(0.57)%	(0.84)%	(0.95)%	(1.03)%	(0.94)%
Portfolio turnover	45%	100%	120%	95%	64%	79%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

3  Calculated using the average shares method.

4  Amount of net investment income (loss) represents less than $0.005 per share.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007[2]	2006	2005
Net asset value, beginning of period	$12.41	$15.62	$17.22	$15.05	$15.25	$13.12
Net investment income (loss)[3]	(0.05)	(0.07)	(0.14)	(0.15)	(0.16)	(0.13)
Net realized and unrealized gains (losses) from investment activities	1.12	(3.07)	(0.98)	2.32	(0.04)	2.26
Net increase (decrease) from operations	1.07	(3.14)	(1.12)	2.17	(0.20)	2.13
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	—	(0.07)	(0.48)	—	—	—
Total dividends and distributions	—	(0.07)	(0.48)	—	—	—
Net asset value, end of period	$13.48	$12.41	$15.62	$17.22	$15.05	$15.25
Total investment return[5]	8.62%	(20.05)%	(6.81)%	14.42%	(1.31)%	16.24%
Ratios/supplemental data:
Net assets, end of period (000's)	$118	$199	$371	$643	$1,450	$3,185
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.05%[6]	2.05%	2.05%	2.05%	2.10%	2.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.42%[6]	2.32%	2.24%	2.24%	2.27%	2.27%
Net investment income (loss) to average net assets	(0.83)%[6]	(0.58)%	(0.85)%	(0.90)%	(1.09)%	(0.98)%
Portfolio turnover	45%	100%	120%	95%	64%	79%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007[2]	2006	2005
Net asset value, beginning of period	$13.67	$17.03	$18.54	$16.05	$16.09	$13.67
Net investment income (loss)[3]	0.03	0.08	0.07	0.05	0.03	0.04
Net realized and unrealized gains (losses) from investment activities	1.24	(3.34)	(1.05)	2.49	(0.04)	2.38
Net increase (decrease) from operations	1.27	(3.26)	(0.98)	2.54	(0.01)	2.42
Dividends from net investment income	(0.09)	(0.03)	(0.05)	(0.05)	(0.03)	—
Distributions from net realized gains from investment activities	—	(0.07)	(0.48)	—	—	—
Total dividends and distributions	(0.09)	(0.10)	(0.53)	(0.05)	(0.03)	—
Net asset value, end of period	$14.85	$13.67	$17.03	$18.54	$16.05	$16.09
Total investment return[5]	9.25%	(19.04)%	(5.64)%	15.90%	(0.10)%	17.70%
Ratios/supplemental data:
Net assets, end of period (000's)	$13,648	$16,885	$23,263	$26,125	$22,668	$25,014
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.84%[6]	0.84%	0.82%	0.82%	0.85%[7]	0.85%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.87%[6]	0.88%	0.87%	0.86%	0.89%	0.90%
Net investment income (loss) to average net assets	0.35%[6]	0.63%	0.38%	0.27%	0.20%	0.30%
Portfolio turnover	45%	100%	120%	95%	64%	79%

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

8  Amount represents less than 0.005%.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Large Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008[1]	2007[2]	2006	2005
Net asset value, beginning of period	$13.59	$16.94	$18.45	$15.97	$16.02	$13.62
Net investment income[3]	0.02	0.06	0.05	0.03	0.02	0.03
Net realized and unrealized gains (losses) from investment activities	1.24	(3.32)	(1.04)	2.49	(0.05)	2.37
Net increase (decrease) from operations	1.26	(3.26)	(0.99)	2.52	(0.03)	2.40
Dividends from net investment income	(0.07)	(0.02)	(0.04)	(0.04)	(0.02)	—
Distributions from net realized gains from investment activities	—	(0.07)	(0.48)	—	—	—
Total dividends and distributions	(0.07)	(0.09)	(0.52)	(0.04)	(0.02)	—
Net asset value, end of period	$14.78	$13.59	$16.94	$18.45	$15.97	$16.02
Total investment return[4]	9.24%	(19.19)%	(5.68)%	15.76%	(0.20)%	17.62%
Ratios/supplemental data:
Net assets, end of period (000's)	$887,856	$822,192	$1,230,206	$1,231,468	$945,358	$780,687
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.96%[5]	0.97%	0.91%	0.91%	0.95%[6]	0.97%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.99%[5]	1.01%	0.96%	0.95%	1.00%	1.01%
Net investment income to average net assets	0.23%[5]	0.50%	0.29%	0.17%	0.12%	0.18%
Portfolio turnover	45%	100%	120%	95%	64%	79%

1  A portion of the investment advisory function for this Portfolio was transferred to Delaware Management Company on December 5, 2007. Marsico Capital Management, LLC, SSgA Funds Management, Inc. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from GE Asset Management, Inc. to Wellington Management Company, LLP on June 1, 2007. Marsico Capital Management, LLC and SSgA Funds Management, Inc. continued to provide a portion of the investment advisory function.

3  Calculated using the average shares method.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009[1]	2008[2]	2007	2006[2]	2005
Net asset value, beginning of period	$11.99	$14.27	$19.29	$17.07	$21.80	$19.63
Net investment income (loss)[3]	0.01	0.05	0.06	0.01	(0.03)	(0.05)
Net realized and unrealized gains (losses) from investment activities	1.45	(2.25)	(3.01)	2.97	(0.82)	4.27
Net increase (decrease) from operations	1.46	(2.20)	(2.95)	2.98	(0.85)	4.22
Dividends from net investment income	(0.01)	(0.08)	(0.00)[4]	—	—	—
Distributions from net realized gains from investment activities	—	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)
Total dividends and distributions	(0.01)	(0.08)	(2.07)	(0.76)	(3.88)	(2.05)
Net asset value, end of period	$13.44	$11.99	$14.27	$19.29	$17.07	$21.80
Total investment return[5]	12.16%	(15.29)%	(16.25)%	17.70%	(4.10)%	22.35%
Ratios/supplemental data:
Net assets, end of period (000's)	$27,499	$24,661	$37,185	$47,845	$45,583	$55,299
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.34%[6]	1.38%	1.29%	1.27%	1.30%	1.33%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.34%[6]	1.39%	1.29%	1.27%	1.30%	1.33%
Net investment income (loss) to average net assets	0.11%[6]	0.44%	0.34%	0.05%	(0.16)%	(0.27)%
Portfolio turnover	47%	111%	43%	59%	81%	55%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009[1]	2008[2]	2007	2006[2]	2005
Net asset value, beginning of period	$11.07	$13.18	$18.12	$16.19	$21.03	$19.13
Net investment income (loss)[3]	(0.04)	(0.03)	(0.06)	(0.13)	(0.17)	(0.20)
Net realized and unrealized gains (losses) from investment activities	1.34	(2.08)	(2.81)	2.82	(0.79)	4.15
Net increase (decrease) from operations	1.30	(2.11)	(2.87)	2.69	(0.96)	3.95
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	—	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)
Total dividends and distributions	—	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)
Net asset value, end of period	$12.37	$11.07	$13.18	$18.12	$16.19	$21.03
Total investment return[5]	11.74%	(15.98)%	(16.93)%	16.85%	(4.86)%	21.48%
Ratios/supplemental data:
Net assets, end of period (000's)	$5,422	$5,603	$8,400	$11,964	$11,552	$14,515
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.11%[6]	2.14%	2.06%	2.04%	2.08%	2.08%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.11%[6]	2.15%	2.06%	2.04%	2.08%	2.08%
Net investment income (loss) to average net assets	(0.67)%[6]	(0.32)%	(0.42)%	(0.71)%	(0.93)%	(1.03)%
Portfolio turnover	47%	111%	43%	59%	81%	55%

1  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continued to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

3  Calculated using the average shares method.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009[1]	2008[2]	2007	2006[2]	2005
Net asset value, beginning of period	$11.02	$13.12	$18.06	$16.15	$21.00	$19.12
Net investment income (loss)[3]	(0.04)	(0.02)	(0.08)	(0.14)	(0.18)	(0.21)
Net realized and unrealized gains (losses) from investment activities	1.33	(2.08)	(2.79)	2.81	(0.79)	4.14
Net increase (decrease) from operations	1.29	(2.10)	(2.87)	2.67	(0.97)	3.93
Dividends from net investment income	—	—	—	—	—	—
Distributions from net realized gains from investment activities	—	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)
Total dividends and distributions	—	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)
Net asset value, end of period	$12.31	$11.02	$13.12	$18.06	$16.15	$21.00
Total investment return[5]	11.60%	(15.90)%	(16.99)%	16.77%	(4.93)%	21.38%
Ratios/supplemental data:
Net assets, end of period (000's)	$91	$97	$333	$1,006	$1,859	$4,373
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.16%[6]	2.16%	2.16%	2.13%	2.14%[7]	2.14%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.51%[6]	2.47%	2.20%	2.13%	2.14%	2.14%
Net investment income (loss) to average net assets	(0.71)%[6]	(0.25)%	(0.53)%	(0.80)%	(0.97)%	(1.09)%
Portfolio turnover	47%	111%	43%	59%	81%	55%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009[1]	2008[2]	2007	2006[2]	2005
Net asset value, beginning of period	$12.29	$14.64	$19.73	$17.39	$22.07	$19.78
Net investment income (loss)[3]	0.04	0.09	0.11	0.07	0.03	0.02
Net realized and unrealized gains (losses) from investment activities	1.48	(2.31)	(3.07)	3.03	(0.83)	4.32
Net increase (decrease) from operations	1.52	(2.22)	(2.96)	3.10	(0.80)	4.34
Dividends from net investment income	(0.05)	(0.13)	(0.06)	—	—	—
Distributions from net realized gains from investment activities	—	(0.00)[4]	(2.07)	(0.76)	(3.88)	(2.05)
Total dividends and distributions	(0.05)	(0.13)	(2.13)	(0.76)	(3.88)	(2.05)
Net asset value, end of period	$13.76	$12.29	$14.64	$19.73	$17.39	$22.07
Total investment return[5]	12.39%	(14.92)%	(15.95)%	18.07%	(3.78)%	22.82%
Ratios/supplemental data:
Net assets, end of period (000's)	$301	$3,255	$4,443	$5,980	$4,311	$4,994
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.95%[6]	0.97%	0.95%	0.94%	0.97%	0.98%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.95%[6]	0.98%	0.95%	0.94%	0.97%	0.98%
Net investment income (loss) to average net assets	0.51%[6]	0.85%	0.68%	0.37%	0.17%	0.08%
Portfolio turnover	47%	111%	43%	59%	81%	55%

4  Amount of dividend or distribution paid represents less than $0.005 per share.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Value Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009[1]	2008[2]	2007	2006[2]	2005
Net asset value, beginning of period	$12.20	$14.53	$19.60	$17.31	$22.02	$19.78
Net investment income (loss)[3]	0.02	0.07	0.08	0.03	(0.00)[4]	(0.02)
Net realized and unrealized gains (losses) from investment activities	1.48	(2.30)	(3.05)	3.02	(0.83)	4.31
Net increase (decrease) from operations	1.50	(2.23)	(2.97)	3.05	(0.83)	4.29
Dividends from net investment income	(0.03)	(0.10)	(0.03)	—	—	—
Distributions from net realized gains from investment activities	—	(0.00)[5]	(2.07)	(0.76)	(3.88)	(2.05)
Total dividends and distributions	(0.03)	(0.10)	(2.10)	(0.76)	(3.88)	(2.05)
Net asset value, end of period	$13.67	$12.20	$14.53	$19.60	$17.31	$22.02
Total investment return[6]	12.32%	(15.14)%	(16.13)%	17.86%	(3.95)%	22.55%
Ratios/supplemental data:
Net assets, end of period (000's)	$339,687	$310,059	$428,819	$483,873	$387,514	$366,083
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.16%[7]	1.16%	1.16%	1.16%[8]	1.16%	1.16%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.23%[7]	1.32%	1.18%	1.16%	1.18%	1.17%
Net investment income (loss) to average net assets	0.29%[7]	0.66%	0.48%	0.16%	(0.03)%	(0.10)%
Portfolio turnover	47%	111%	43%	59%	81%	55%

1  A portion of the investment advisory function for this Portfolio was transferred to Buckhead Capital Management, LLC and Systematic Financial Management, L.P. on May 28, 2009. Ariel Investments, LLC and Opus Capital Group, LLC ceased serving as investment advisors for the Portfolio effective May 29, 2009. Metropolitan West Capital Management, LLC continues to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from ICM Asset Management, Inc. to Metropolitan West Capital Management, LLC and Opus Capital Group, LLC on October 1, 2005. Ariel Investments, LLC continued to provide a portion of the investment advisory function. Ariel Capital Management, LLC changed its name to Ariel Investments, LLC on April 30, 2008.

3  Calculated using the average shares method.

4  Amount of loss represents less than $0.005 per share.

5  Amount of distribution paid represents less than $0.005 per share.

6  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7  Annualized.

8  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009[1]	2008	2007[2]	2006[3]	2005
Net asset value, beginning of period	$10.63	$13.06	$17.30	$14.45	$17.52	$14.08
Net investment loss[4]	(0.03)	(0.05)	(0.11)	(0.12)	(0.12)	(0.14)
Net realized and unrealized gains (losses) from investment activities	1.11	(2.38)	(1.53)	3.40	(0.58)	3.64
Net increase (decrease) from operations	1.08	(2.43)	(1.64)	3.28	(0.70)	3.50
Distributions from net realized gains from investment activities	—	—	(2.60)	(0.43)	(2.37)	(0.06)
Net asset value, end of period	$11.71	$10.63	$13.06	$17.30	$14.45	$17.52
Total investment return[5]	10.16%	(18.61)%	(11.39)%	23.00%	(4.22)%	24.91%
Ratios/supplemental data:
Net assets, end of period (000's)	$32,167	$29,429	$41,494	$49,562	$48,824	$60,328
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.37%[6,7]	1.38%	1.31%	1.30%	1.32%	1.33%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.37%[6]	1.40%	1.31%	1.30%	1.32%	1.33%
Net investment loss to average net assets	(0.59)%[6]	(0.56)%	(0.70)%	(0.77)%	(0.78)%	(0.92)%
Portfolio turnover	76%	154%	128%	109%	134%	60%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009[1]	2008	2007[2]	2006[3]	2005
Net asset value, beginning of period	$9.76	$12.07	$16.30	$13.74	$16.90	$13.70
Net investment loss[4]	(0.07)	(0.11)	(0.21)	(0.24)	(0.24)	(0.26)
Net realized and unrealized gains (losses) from investment activities	1.02	(2.20)	(1.42)	3.23	(0.55)	3.52
Net increase (decrease) from operations	0.95	(2.31)	(1.63)	2.99	(0.79)	3.26
Distributions from net realized gains from investment activities	—	—	(2.60)	(0.43)	(2.37)	(0.06)
Net asset value, end of period	$10.71	$9.76	$12.07	$16.30	$13.74	$16.90
Total investment return[5]	9.73%	(19.21)%	(12.08)%	22.14%	(4.98)%	23.84%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,313	$3,285	$4,991	$6,712	$6,709	$8,337
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%[6]	2.13%	2.08%	2.08%	2.11%	2.15%[7]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.14%[6]	2.19%	2.08%	2.08%	2.11%	2.15%
Net investment loss to average net assets	(1.35)%[6]	(1.30)%	(1.47)%	(1.55)%	(1.56)%	(1.74)%
Portfolio turnover	76%	154%	128%	109%	134%	60%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continued to provide a portion of the investment advisory function.

3  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

7  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009[1]	2008	2007[2]	2006[3]	2005
Net asset value, beginning of period	$9.69	$11.99	$16.22	$13.68	$16.86	$13.68
Net investment loss[4]	(0.07)	(0.11)	(0.22)	(0.23)	(0.24)	(0.28)
Net realized and unrealized gains (losses) from investment activities	1.02	(2.19)	(1.41)	3.20	(0.57)	3.52
Net increase (decrease) from operations	0.95	(2.30)	(1.63)	2.97	(0.81)	3.24
Distributions from net realized gains from investment activities	—	—	(2.60)	(0.43)	(2.37)	(0.06)
Net asset value, end of period	$10.64	$9.69	$11.99	$16.22	$13.68	$16.86
Total investment return[5]	9.80%	(19.18)%	(12.16)%	22.02%	(5.13)%	23.73%
Ratios/supplemental data:
Net assets, end of period (000's)	$34	$68	$123	$310	$696	$1,915
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.13%[6]	2.13%	2.13%	2.13%	2.19%	2.27%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.67%[6]	2.61%	2.43%	2.30%	2.27%	2.28%
Net investment loss to average net assets	(1.30)%[6]	(1.29)%	(1.52)%	(1.58)%	(1.62)%	(1.85)%
Portfolio turnover	76%	154%	128%	109%	134%	60%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009[1]	2008	2007[2]	2006[3]	2005
Net asset value, beginning of period	$11.02	$13.47	$17.71	$14.72	$17.74	$14.21
Net investment loss[4]	(0.01)	(0.01)	(0.05)	(0.07)	(0.07)	(0.09)
Net realized and unrealized gains (losses) from investment activities	1.15	(2.44)	(1.59)	3.49	(0.58)	3.68
Net increase (decrease) from operations	1.14	(2.45)	(1.64)	3.42	(0.65)	3.59
Distributions from net realized gains from investment activities	—	—	(2.60)	(0.43)	(2.37)	(0.06)
Net asset value, end of period	$12.16	$11.02	$13.47	$17.71	$14.72	$17.74
Total investment return[5]	10.45%	(18.26)%	(11.09)%	23.54%	(3.86)%	25.32%
Ratios/supplemental data:
Net assets, end of period (000's)	$61	$4,369	$5,671	$6,022	$4,279	$4,057
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	0.93%[6]	0.96%	0.94%	0.93%	0.95%	0.96%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.93%[6]	0.96%	0.94%	0.93%	0.95%	0.96%
Net investment loss to average net assets	(0.14)%[6]	(0.15)%	(0.33)%	(0.41)%	(0.41)%	(0.55)%
Portfolio turnover	76%	154%	128%	109%	134%	60%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Small/Medium Co Growth Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009[1]	2008	2007[2]	2006[3]	2005
Net asset value, beginning of period	$10.90	$13.36	$17.61	$14.67	$17.72	$14.22
Net investment loss[4]	(0.02)	(0.03)	(0.08)	(0.10)	(0.10)	(0.11)
Net realized and unrealized gains (losses) from investment activities	1.15	(2.43)	(1.57)	3.47	(0.58)	3.67
Net increase (decrease) from operations	1.13	(2.46)	(1.65)	3.37	(0.68)	3.56
Distributions from net realized gains from investment activities	—	—	(2.60)	(0.43)	(2.37)	(0.06)
Net asset value, end of period	$12.03	$10.90	$13.36	$17.61	$14.67	$17.72
Total investment return[5]	10.37%	(18.41)%	(11.22)%	23.28%	(4.05)%	25.08%
Ratios/supplemental data:
Net assets, end of period (000's)	$336,247	$310,425	$456,354	$500,929	$380,197	$356,839
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.13%[6]	1.13%	1.13%	1.13%	1.13%	1.13%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.23%[6]	1.31%	1.17%	1.16%	1.18%	1.18%
Net investment loss to average net assets	(0.35)%[6]	(0.31)%	(0.52)%	(0.60)%	(0.59)%	(0.72)%
Portfolio turnover	76%	154%	128%	109%	134%	60%

1  A portion of the investment advisory function for this Portfolio was transferred from AG Asset Management LLC to Palisade Capital Management, LLC on February 2, 2009. Copper Rock Capital Partners, LLC and Riverbridge Partners, LLC continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to Copper Rock Capital Partners, LLC on March 1, 2007. ForstmannLeff Associates, LLC changed its name to AG Asset Management LLC on May 1, 2007. AG Asset Management LLC and Riverbridge Partners, LLC continued to provide a portion of the investment advisory function.

3  A portion of the investment advisory function for this Portfolio was transferred from Delaware Management Co., Inc. to ForstmannLeff Associates, LLC and Riverbridge Partners, LLC on October 1, 2005.

4  Calculated using the average shares method.

5  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

6  Annualized.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005[1]
Net asset value, beginning of period	$11.72	$16.17	$21.27	$19.03	$15.46	$12.96
Net investment income (loss)[2]	0.04	0.27	0.41	0.29	0.30	0.21
Net realized and unrealized gains (losses) from investment activities	0.36	(4.22)	(2.99)	4.09	3.50	2.35
Net increase (decrease) from operations	0.40	(3.95)	(2.58)	4.38	3.80	2.56
Dividends from net investment income	(0.25)	(0.50)	(0.28)	(0.35)	(0.23)	(0.06)
Distributions from net realized gains from investment activities	—	—	(2.24)	(1.79)	—	—
Total dividends and distributions	(0.25)	(0.50)	(2.52)	(2.14)	(0.23)	(0.06)
Net asset value, end of period	$11.87	$11.72	$16.17	$21.27	$19.03	$15.46
Total investment return[3]	3.36%	(24.02)%	(13.73)%	24.14%	24.77%	19.78%
Ratios/supplemental data:
Net assets, end of period (000's)	$70,487	$71,466	$106,380	$130,966	$111,153	$97,046
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.42%[4]	1.46%	1.37%	1.38%	1.47%[5]	1.55%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.42%[4]	1.46%	1.37%	1.38%	1.47%	1.55%
Net investment income (loss) to average net assets	0.61%[4]	2.47%	2.16%	1.42%	1.73%	1.45%
Portfolio turnover	31%	60%	54%	61%	52%	39%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005[1]
Net asset value, beginning of period	$11.49	$15.79	$20.81	$18.65	$15.16	$12.76
Net investment income (loss)[2]	(0.01)	0.17	0.25	0.12	0.14	0.09
Net realized and unrealized gains (losses) from investment activities	0.34	(4.11)	(2.92)	4.01	3.44	2.31
Net increase (decrease) from operations	0.33	(3.94)	(2.67)	4.13	3.58	2.40
Dividends from net investment income	(0.15)	(0.36)	(0.11)	(0.18)	(0.09)	—
Distributions from net realized gains from investment activities	—	—	(2.24)	(1.79)	—	—
Total dividends and distributions	(0.15)	(0.36)	(2.35)	(1.97)	(0.09)	—
Net asset value, end of period	$11.67	$11.49	$15.79	$20.81	$18.65	$15.16
Total investment return[3]	2.86%	(24.67)%	(14.42)%	23.13%	23.68%	18.81%
Ratios/supplemental data:
Net assets, end of period (000's)	$4,099	$4,342	$6,949	$8,856	$8,168	$8,099
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.27%[4]	2.31%	2.18%	2.18%	2.32%[5]	2.35%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.27%[4]	2.31%	2.18%	2.18%	2.32%	2.35%
Net investment income (loss) to average net assets	(0.23)%[4]	1.62%	1.33%	0.60%	0.84%	0.64%
Portfolio turnover	31%	60%	54%	61%	52%	39%

1  Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005[1]
Net asset value, beginning of period	$11.65	$15.79	$20.80	$18.60	$15.07	$12.71
Net investment income (loss)[2]	(0.02)	0.14	0.17	0.07	0.12	0.05
Net realized and unrealized gains (losses) from investment activities	0.36	(4.09)	(2.88)	4.04	3.43	2.31
Net increase (decrease) from operations	0.34	(3.95)	(2.71)	4.11	3.55	2.36
Dividends from net investment income	(0.10)	(0.19)	(0.06)	(0.12)	(0.02)	—
Distributions from net realized gains from investment activities	—	—	(2.24)	(1.79)	—	—
Total dividends and distributions	(0.10)	(0.19)	(2.30)	(1.91)	(0.02)	—
Net asset value, end of period	$11.89	$11.65	$15.79	$20.80	$18.60	$15.07
Total investment return[3]	2.78%	(24.80)%	(14.57)%	23.03%	23.60%	18.57%
Ratios/supplemental data:
Net assets, end of period (000's)	$48	$66	$186	$489	$740	$831
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.40%[4]	2.40%	2.31%	2.27%	2.45%[5]	2.55%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.64%[4]	2.63%	2.31%	2.27%	2.45%	2.55%
Net investment income (loss) to average net assets	(0.29)%[4]	1.36%	0.89%	0.37%	0.73%	0.39%
Portfolio turnover	31%	60%	54%	61%	52%	39%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005[1]
Net asset value, beginning of period	$11.72	$16.20	$21.30	$19.06	$15.49	$12.98
Net investment income (loss)[2]	0.06	0.31	0.48	0.36	0.38	0.28
Net realized and unrealized gains (losses) from investment activities	0.37	(4.23)	(2.98)	4.10	3.49	2.36
Net increase (decrease) from operations	0.43	(3.92)	(2.50)	4.46	3.87	2.64
Dividends from net investment income	(0.30)	(0.56)	(0.36)	(0.43)	(0.30)	(0.13)
Distributions from net realized gains from investment activities	—	—	(2.24)	(1.79)	—	—
Total dividends and distributions	(0.30)	(0.56)	(2.60)	(2.22)	(0.30)	(0.13)
Net asset value, end of period	$11.85	$11.72	$16.20	$21.30	$19.06	$15.49
Total investment return[3]	3.56%	(23.73)%	(13.38)%	24.55%	25.25%	20.35%
Ratios/supplemental data:
Net assets, end of period (000's)	$27,787	$33,012	$50,655	$65,377	$53,388	$45,107
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.04%[4]	1.06%	1.02%	1.02%	1.06%	1.11%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.04%[4]	1.06%	1.02%	1.02%	1.06%	1.11%
Net investment income (loss) to average net assets	0.99%[4]	2.89%	2.51%	1.78%	2.14%	1.93%
Portfolio turnover	31%	60%	54%	61%	52%	39%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Equity Investments
(concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005[1]
Net asset value, beginning of period	$11.70	$16.16	$21.27	$19.03	$15.46	$12.96
Net investment income[2]	0.05	0.29	0.46	0.35	0.37	0.27
Net realized and unrealized gains (losses) from investment activities	0.36	(4.21)	(2.99)	4.09	3.48	2.34
Net increase (decrease) from operations	0.41	(3.92)	(2.53)	4.44	3.85	2.61
Dividends from net investment income	(0.28)	(0.54)	(0.34)	(0.41)	(0.28)	(0.11)
Distributions from net realized gains from investment activities	—	—	(2.24)	(1.79)	—	—
Total dividends and distributions	(0.28)	(0.54)	(2.58)	(2.20)	(0.28)	(0.11)
Net asset value, end of period	$11.83	$11.70	$16.16	$21.27	$19.03	$15.46
Total investment return[3]	3.43%	(23.81)%	(13.53)%	24.48%	25.17%	20.16%
Ratios/supplemental data:
Net assets, end of period (000's)	$704,668	$684,359	$1,048,105	$1,173,137	$900,603	$625,091
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.17%[4]	1.22%	1.12%	1.12%	1.17%	1.24%[5]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.17%[4]	1.22%	1.12%	1.12%	1.17%	1.24%
Net investment income to average net assets	0.84%[4]	2.72%	2.44%	1.70%	2.09%	1.83%
Portfolio turnover	31%	60%	54%	61%	52%	39%

1  Delaware International Advisors Ltd. changed its name to Mondrian Investment Partners Ltd. on September 24, 2004.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005[1]
Net asset value, beginning of period	$10.58	$19.46	$23.61	$18.30	$15.13	$10.55
Net investment income (loss)[2]	0.01	0.20	0.25	0.21	0.21	0.15
Net realized and unrealized gains (losses) from investment activities	0.98	(5.71)	(0.49)	8.02	3.10	4.43
Net increase (decrease) from operations	0.99	(5.51)	(0.24)	8.23	3.31	4.58
Dividends from net investment income	(0.16)	(0.13)	(0.27)	(0.22)	(0.14)	(0.00)[3]
Distributions from net realized gains from investment activities	—	(3.24)	(3.64)	(2.70)	—	—
Total dividends and distributions	(0.16)	(3.37)	(3.91)	(2.92)	(0.14)	(0.00)[3]
Net asset value, end of period	$11.41	$10.58	$19.46	$23.61	$18.30	$15.13
Total investment return[4]	9.33%	(21.37)%	(2.61)%	49.16%	21.97%	43.42%
Ratios/supplemental data:
Net assets, end of period (000's)	$18,463	$17,784	$29,938	$31,216	$21,651	$16,691
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.87%[5]	1.93%	1.86%	1.89%	1.97%[6]	2.09%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.87%[5]	1.93%	1.86%	1.89%	1.97%	2.09%
Net investment income (loss) to average net assets	0.11%[5]	2.06%	1.14%	1.05%	1.20%	1.13%
Portfolio turnover	31%	77%	53%	54%	84%	119%
	Class C
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005[1]
Net asset value, beginning of period	$9.90	$18.48	$22.61	$17.62	$14.58	$10.25
Net investment income (loss)[2]	(0.03)	0.13	0.08	0.06	0.07	0.04
Net realized and unrealized gains (losses) from investment activities	0.92	(5.47)	(0.46)	7.69	3.00	4.29
Net increase (decrease) from operations	0.89	(5.34)	(0.38)	7.75	3.07	4.33
Dividends from net investment income	(0.10)	—	(0.11)	(0.06)	(0.03)	—
Distributions from net realized gains from investment activities	—	(3.24)	(3.64)	(2.70)	—	—
Total dividends and distributions	(0.10)	(3.24)	(3.75)	(2.76)	(0.03)	—
Net asset value, end of period	$10.69	$9.90	$18.48	$22.61	$17.62	$14.58
Total investment return[4]	9.02%	(21.97)%	(3.34)%	48.03%	21.06%	42.24%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,935	$3,525	$6,536	$7,461	$5,484	$4,625
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.60%[5]	2.67%	2.60%	2.64%	2.78%[6]	2.86%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.60%[5]	2.67%	2.60%	2.64%	2.78%	2.86%
Net investment income (loss) to average net assets	(0.63)%[5]	1.35%	0.39%	0.30%	0.40%	0.35%
Portfolio turnover	31%	77%	53%	54%	84%	119%

1  Investment advisory functions for this Portfolio were transferred from Baring International Investment Limited to Mondrian Investment Partners Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Amount of dividend paid represents less than $0.005 per share.

4  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

5  Annualized.

6  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class B
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005[1]
Net asset value, beginning of period	$9.91	$18.50	$22.61	$17.60	$14.55	$10.25
Net investment income (loss)[2]	(0.04)	0.11	0.06	0.04	0.05	0.01
Net realized and unrealized gains (losses) from investment activities	0.92	(5.46)	(0.46)	7.69	3.00	4.29
Net increase (decrease) from operations	0.88	(5.35)	(0.40)	7.73	3.05	4.30
Dividends from net investment income	—	—	(0.07)	(0.02)	—	—
Distributions from net realized gains from investment activities	—	(3.24)	(3.64)	(2.70)	—	—
Total dividends and distributions	—	(3.24)	(3.71)	(2.72)	—	—
Net asset value, end of period	$10.79	$9.91	$18.50	$22.61	$17.60	$14.55
Total investment return[4]	8.88%	(22.05)%	(3.41)%	47.95%	20.96%	41.95%
Ratios/supplemental data:
Net assets, end of period (000's)	$107	$135	$319	$535	$522	$690
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	2.75%[5]	2.72%	2.68%	2.69%	2.86%[6]	3.02%[6]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.75%[5]	2.72%	2.68%	2.69%	2.86%	3.02%
Net investment income (loss) to average net assets	(0.71)%[5]	1.14%	0.28%	0.20%	0.29%	0.11%
Portfolio turnover	31%	77%	53%	54%	84%	119%
	Class Y
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005[1]
Net asset value, beginning of period	$10.78	$19.79	$23.95	$18.53	$15.30	$10.66
Net investment income (loss)[2]	0.03	0.28	0.34	0.30	0.30	0.23
Net realized and unrealized gains (losses) from investment activities	1.00	(5.83)	(0.51)	8.12	3.13	4.45
Net increase (decrease) from operations	1.03	(5.55)	(0.17)	8.42	3.43	4.68
Dividends from net investment income	(0.21)	(0.22)	(0.35)	(0.30)	(0.20)	(0.04)
Distributions from net realized gains from investment activities	—	(3.24)	(3.64)	(2.70)	—	—
Total dividends and distributions	(0.21)	(3.46)	(3.99)	(3.00)	(0.20)	(0.04)
Net asset value, end of period	$11.60	$10.78	$19.79	$23.95	$18.53	$15.30
Total investment return[4]	9.51%	(21.00)%	(2.22)%	49.74%	22.52%	43.97%
Ratios/supplemental data:
Net assets, end of period (000's)	$26,970	$33,069	$31,579	$29,576	$20,201	$14,518
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.54%[5]	1.47%	1.50%	1.52%	1.56%	1.67%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.54%[5]	1.47%	1.50%	1.52%	1.56%	1.67%
Net investment income (loss) to average net assets	0.45%[5]	2.87%	1.49%	1.44%	1.64%	1.72%
Portfolio turnover	31%	77%	53%	54%	84%	119%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE International Emerging Markets Equity Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class P
	Six months ended January 31, 2010	Years ended July 31,
	(unaudited)	2009	2008	2007	2006	2005[1]
Net asset value, beginning of period	$10.72	$19.68	$23.84	$18.44	$15.25	$10.64
Net investment income[2]	0.01	0.20	0.28	0.23	0.21	0.17
Net realized and unrealized gains (losses) from investment activities	1.00	(5.77)	(0.51)	8.09	3.13	4.45
Net increase (decrease) from operations	1.01	(5.57)	(0.23)	8.32	3.34	4.62
Dividends from net investment income	(0.16)	(0.15)	(0.29)	(0.22)	(0.15)	(0.01)
Distributions from net realized gains from investment activities	—	(3.24)	(3.64)	(2.70)	—	—
Total dividends and distributions	(0.16)	(3.39)	(3.93)	(2.92)	(0.15)	(0.01)
Net asset value, end of period	$11.57	$10.72	$19.68	$23.84	$18.44	$15.25
Total investment return[3]	9.38%	(21.42)%	(2.52)%	49.31%	21.98%	43.46%
Ratios/supplemental data:
Net assets, end of period (000's)	$224,381	$210,680	$337,958	$374,910	$259,321	$199,403
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager	1.83%[4]	1.97%	1.78%	1.82%	1.98%[5]	2.00%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.83%[4]	1.97%	1.78%	1.82%	1.98%	2.05%
Net investment income to average net assets	0.14%[4]	2.03%	1.22%	1.13%	1.20%	1.28%
Portfolio turnover	31%	77%	53%	54%	84%	119%

1  Investment advisory functions for this Portfolio were transferred from Baring International Investment Limited to Mondrian Investment Partners Ltd. on September 28, 2004. Gartmore Global Partners continues to provide a portion of the investment advisory function.

2  Calculated using the average shares method.

3  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable program or redemption fees; results would be lower if they were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4  Annualized.

5  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

See accompanying notes to financial statements.

(This page has been left blank intentionally)

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Global Real Estate Securities Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A
	Six months ended January 31, 2010[1]	Years ended July 31,		Period ended July 31,
	(unaudited)	2009	2008	2007[2]
Net asset value, beginning of period	$4.86	$7.73	$9.54	$9.84
Net investment income[6]	0.05	0.16	0.19	0.09
Net realized and unrealized gains (losses) from investment activities	0.44	(2.97)	(1.70)	(0.35)
Net increase (decrease) from operations	0.49	(2.81)	(1.51)	(0.26)
Dividends from net investment income	(0.49)	(0.06)	(0.27)	(0.04)
Distributions from net realized gains from investment activities	—	—	(0.03)	—
Total dividends and distributions	(0.49)	(0.06)	(0.30)	(0.04)
Net asset value, end of period	$4.86	$4.86	$7.73	$9.54
Total investment return[7]	9.56%	(36.25)%	(16.22)%	(2.63)%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,379	$3,238	$6,647	$4,199
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.45%[8]	1.45%	1.45%	1.45%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.81%[8]	2.06%	1.74%	3.06%[8]
Net investment income to average net assets	1.71%[8]	3.32%	2.10%	1.47%[8]
Portfolio turnover	77%	127%	68%	38%

	Class Y
	Six months ended January 31, 2010[1]	Period ended July 31,	Period ended February 15,
	(unaudited)	2009[3]	2007[4]
Net asset value, beginning of period	$4.87	$4.35	$10.00
Net investment income[6]	0.05	0.09	0.06
Net realized and unrealized gains (losses) from investment activities	0.45	0.43	0.97
Net increase (decrease) from operations	0.50	0.52	1.03
Dividends from net investment income	(0.50)	—	(0.04)
Distributions from net realized gains from investment activities	—	—	—
Total dividends and distributions	(0.50)	—	(0.04)
Net asset value, end of period	$4.87	$4.87	$10.99
Total investment return[7]	9.78%	11.95%	10.39%
Ratios/supplemental data:
Net assets, end of period (000's)	$49	$13	$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.20%[8]	1.20%[8]	1.20%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.36%[8]	1.87%[8]	1.92%[8]
Net investment income to average net assets	1.74%[8]	3.84%[8]	3.07%[8]
Portfolio turnover	77%	127%	38%

1  Investment advisory functions for this Portfolio were transferred from Goldman Sachs Asset Management, L.P. to Brookfield Investment Management Inc. and ING Clarion Real Estate Securities on November 17, 2009.

2  For the period December 18, 2006 (commencement of issuance) through July 31, 2007.

3  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

4  For the period November 30, 2006 (commencement of issuance) through February 15, 2007. There were no shares outstanding from February 16, 2007 through December 25, 2008.

5  For the period January 22, 2007 (commencement of issuance) through July 31, 2007.

	Class C
	Six months ended January 31, 2010[1]	Years ended July 31,		Period ended July 31,
	(unaudited)	2009	2008	2007[2]
Net asset value, beginning of period	$4.85	$7.69	$9.49	$9.84
Net investment income[6]	0.03	0.12	0.12	0.05
Net realized and unrealized gains (losses) from investment activities	0.42	(2.95)	(1.69)	(0.36)
Net increase (decrease) from operations	0.45	(2.83)	(1.57)	(0.31)
Dividends from net investment income	(0.45)	(0.01)	(0.20)	(0.04)
Distributions from net realized gains from investment activities	—	—	(0.03)	—
Total dividends and distributions	(0.45)	(0.01)	(0.23)	(0.04)
Net asset value, end of period	$4.85	$4.85	$7.69	$9.49
Total investment return[7]	8.87%	(36.73)%	(16.84)%	(3.16)%
Ratios/supplemental data:
Net assets, end of period (000's)	$143	$136	$213	$343
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	2.20%[8]	2.20%	2.20%	2.20%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	2.61%[8]	2.96%	2.68%	3.78%[8]
Net investment income to average net assets	0.95%[8]	2.67%	1.29%	0.84%[8]
Portfolio turnover	77%	127%	68%	38%

	Class P
	Six months ended January 31, 2010[1]	Years ended July 31,		Period ended July 31,
	(unaudited)	2009	2008	2007[5]
Net asset value, beginning of period	$4.86	$7.75	$9.56	$10.26
Net investment income[6]	0.05	0.17	0.21	0.09
Net realized and unrealized gains (losses) from investment activities	0.44	(2.97)	(1.71)	(0.79)
Net increase (decrease) from operations	0.49	(2.80)	(1.50)	(0.70)
Dividends from net investment income	(0.49)	(0.09)	(0.28)	—
Distributions from net realized gains from investment activities	—	—	(0.03)	—
Total dividends and distributions	(0.49)	(0.09)	(0.31)	—
Net asset value, end of period	$4.86	$4.86	$7.75	$9.56
Total investment return[7]	9.71%	(36.09)%	(16.06)%	(6.82)%
Ratios/supplemental data:
Net assets, end of period (000's)	$64,534	$52,925	$70,125	$44,772
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	1.20%[8]	1.20%	1.20%	1.20%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	1.76%[8]	2.17%	1.71%	3.02%[8]
Net investment income to average net assets	1.92%[8]	3.67%	2.38%	1.75%[8]
Portfolio turnover	77%	127%	68%	38%

6  Calculated using the average shares method.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class A					Class B
	Six months ended January 31, 2010	Years ended July 31,			Period ended July 31,	Six months ended January 31, 2010	Years ended July 31,			Period ended July 31,
	(unaudited)	2009[1]	2008[2]	2007	2006[3]	(unaudited)	2009[1]	2008[2]	2007	2006[4]
Net asset value, beginning of period	$8.79	$10.46	$11.27	$9.93	$10.01	$8.64	$10.36	$11.19	$9.91	$9.84
Net investment income (loss)[6]	0.01	0.06	0.09	0.13	0.03	(0.02)	(0.01)	0.01	0.02	0.01
Net realized and unrealized gains (losses) from investment activities	0.28	(1.63)	(0.65)	1.26	(0.11)	0.27	(1.62)	(0.64)	1.29	0.06
Net increase (decrease) from operations	0.29	(1.57)	(0.56)	1.39	(0.08)	0.25	(1.63)	(0.63)	1.31	0.07
Dividends from net investment income	(0.03)	(0.03)	(0.07)	(0.05)	—	—	(0.02)	(0.02)	(0.03)	—
Distributions from net realized gains from investment activities	—	(0.07)	(0.18)	—	—	—	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.03)	(0.10)	(0.25)	(0.05)	—	—	(0.09)	(0.20)	(0.03)	—
Net asset value, end of period	$9.05	$8.79	$10.46	$11.27	$9.93	$8.89	$8.64	$10.36	$11.19	$9.91
Total investment return[7]	3.16%	(14.95)%	(4.94)%	14.09%	(0.80)%	2.77%	(15.54)%	(5.68)%	13.26%	0.71%
Ratios/supplemental data:
Net assets, end of period (000's)	$57,984	$65,429	$150,598	$64,409	$10,393	$3	$29	$23	$18	$3
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	2.01%[8]	2.20%	2.42%[9]	2.52%	2.14%[8]	2.77%[8]	3.00%	3.16%	3.23%	2.83%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.05%[8]	2.23%	2.42%	2.69%	4.24%[8]	3.16%[8]	3.13%	4.51%	3.68%	5.09%[8]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.95%[8]	1.95%	1.94%[9]	1.88%	1.66%[8]	2.70%[8]	2.70%	2.70%	2.63%	2.38%[8]
Net investment income (loss) to average net assets	0.13%[8]	0.69%	0.79%	1.21%	1.30%[8]	(0.54)%[8]	(0.08)%	0.08%	0.31%	0.41%[8]
Portfolio turnover	131%	423%	389%	178%	54%	131%	423%	389%	178%	54%

1  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009. Analytic Investors, LLC, Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Goldman Sachs Asset Managment, L.P. on September 10, 2007. Analytic Investors, LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

3  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

4  For the period May 19, 2006 (commencement of issuance) through July 31, 2006.

5  For the period April 11, 2006 (commencement of issuance) through July 31, 2006.

6  Calculated using the average shares method.

7  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include sales charges or redemption fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

8  Annualized.

9  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class C
	Six months ended January 31, 2010	Years ended July 31,			Period ended July 31,
	(unaudited)	2009[1]	2008[2]	2007	2006[5]
Net asset value, beginning of period	$8.64	$10.34	$11.20	$9.91	$9.97
Net investment income (loss)[6]	(0.03)	(0.01)	0.01	0.05	0.02
Net realized and unrealized gains (losses) from investment activities	0.29	(1.62)	(0.64)	1.26	(0.08)
Net increase (decrease) from operations	0.26	(1.63)	(0.63)	1.31	(0.06)
Dividends from net investment income	—	—	(0.05)	(0.02)	—
Distributions from net realized gains from investment activities	—	(0.07)	(0.18)	—	—
Total dividends and distributions	—	(0.07)	(0.23)	(0.02)	—
Net asset value, end of period	$8.90	$8.64	$10.34	$11.20	$9.91
Total investment return[7]	2.89%	(15.61)%	(5.67)%	13.23%	(0.60)%
Ratios/supplemental data:
Net assets, end of period (000's)	$6,841	$6,565	$7,921	$3,843	$302
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	2.74%[8,9]	2.96%	3.16%[9]	3.28%	2.84%[8]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	2.74%[8]	2.96%	3.16%	3.45%	4.35%[8]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	2.67%[8,9]	2.70%	2.67%[9]	2.65%	2.40%[8]
Net investment income (loss) to average net assets	(0.60)%[8]	(0.08)%	0.08%	0.56%	0.66%[8]
Portfolio turnover	131%	423%	389%	178%	54%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Financial highlights

UBS PACE Alternative Strategies Investments (concluded)

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	Class Y
	Six months ended January 31, 2010	Year ended July 31,	Periods ended July 31,
	(unaudited)	2009[1]	2008[2,3]	2006[4]
Net asset value, beginning of period	$8.80	$10.51	$10.52	$10.00
Net investment income (loss)[6]	0.02	0.08	(0.00)[7]	0.06
Net realized and unrealized gains (losses) from investment activities	0.29	(1.66)	(0.01)	(0.20)
Net increase (decrease) from operations	0.31	(1.58)	(0.01)	(0.14)
Dividends from net investment income	(0.04)	(0.06)	—	—
Distributions from net realized gains from investment activities	—	(0.07)	—	—
Total dividends and distributions	(0.04)	(0.13)	—	—
Net asset value, end of period	$9.07	$8.80	$10.51	$9.86
Total investment return[8]	3.35%	(14.81)%	(0.10)%	(1.40)%
Ratios/supplemental data:
Net assets, end of period (000's)	$3,789	$13,707	$57,552	$—
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	1.77%[9]	1.95%	2.52%[9]	1.76%[9]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	1.95%[9]	1.98%	2.69%[9]	2.34%[9]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.70%[9]	1.70%	1.70%[9]	1.41%[9]
Net investment income (loss) to average net assets	0.42%[9]	0.95%	(1.77)%[9]	1.94%[9]
Portfolio turnover	131%	423%	389%	54%

1  A portion of the investment advisory function for this Portfolio was transferred to First Quadrant L.P. on April 8, 2009. Analytic Investors, LLC, Goldman Sachs Asset Management, L.P. and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

2  A portion of the investment advisory function for this Portfolio was transferred to Goldman Sachs Asset Managment, L.P. on September 10, 2007. Analytic Investors, LLC and Wellington Management Company, LLP continue to provide a portion of the investment advisory function.

3  For the period July 23, 2008 (recommencement of issuance) through July 31, 2008.

4  For the period April 3, 2006 (commencement of issuance) through July 26, 2006. There were no shares outstanding from July 27, 2006 through July 22, 2008.

5  For the period April 10, 2006 (commencement of issuance) through July 31, 2006.

6  Calculated using the average shares method.

7  Amount of loss represents less than $0.005 per share.

8  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the ex-dividend dates, and a sale at net asset value on the last day of each period reported. The figures do not include any applicable sales charges, redemption fees or program fees; results would be lower if they were included. Total investment return for periods of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

9  Annualized.

10  The investment manager recouped expenses previously reimbursed by the investment manager on behalf of the Portfolio, not to exceed the expense cap.

	Class P
	Six months ended January 31,2010	Years ended July 31,			Period ended July 31,
	(unaudited)	2009[1]	2008[2]	2007	2006[5]
Net asset value, beginning of period	$8.82	$10.51	$11.30	$9.94	$10.01
Net investment income (loss)[6]	0.02	0.08	0.12	0.16	0.03
Net realized and unrealized gains (losses) from investment activities	0.29	(1.65)	(0.65)	1.26	(0.10)
Net increase (decrease) from operations	0.31	(1.57)	(0.53)	1.42	(0.07)
Dividends from net investment income	(0.06)	(0.05)	(0.08)	(0.06)	—
Distributions from net realized gains from investment activities	—	(0.07)	(0.18)	—	—
Total dividends and distributions	(0.06)	(0.12)	(0.26)	(0.06)	—
Net asset value, end of period	$9.07	$8.82	$10.51	$11.30	$9.94
Total investment return[8]	3.34%	(14.73)%	(4.76)%	14.38%	(0.70)%
Ratios/supplemental data:
Net assets, end of period (000's)	$380,873	$356,352	$555,361	$384,649	$46,920
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager including dividend and interest expense for securities sold short	1.76%[9,10]	1.95%	2.13%[10]	2.28%	1.90%[9]
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager including dividend and interest expense for securities sold short	1.76%[9]	1.96%	2.13%	2.43%	4.12%[9]
Expenses to average net assets, net of fee waivers and/or expense reimbursements by and recoupments to manager excluding dividend and interest expense for securities sold short	1.70%[9,10]	1.70%	1.68%[10]	1.64%	1.41%[9]
Net investment income (loss) to average net assets	0.37%[9]	0.93%	1.10%	1.44%	1.47%[9]
Portfolio turnover	131%	423%	389%	178%	54%

See accompanying notes to financial statements.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS PACE Select Advisors Trust (the "Trust") is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company currently composed of fifteen separate investment portfolios and was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies: UBS PACE Money Market Investments, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments (collectively, the "Portfolios").

Each of the Portfolios is classified as a diversified investment company with the exception of UBS PACE Intermediate Fixed Income Investments, UBS PACE Global Fixed Income Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. With the exception of UBS PACE Money Market Investments (which currently offers Class P shares only) and UBS PACE Global Real Estate Securities Investments (which currently offers Class A, Class C, Class Y and Class P shares), each Portfolio currently offers Class A, Class B, Class C, Class Y and Class P shares. Each class represents interests in the same assets of the applicable Portfolio and the classes are identical except for differences in their sales charge structures, ongoing service and distribution charges and certain transfer agency and related services expenses. In addition, Class B shares and all corresponding reinvested dividend shares automatically convert to Class A shares within a certain number of years after issuance which varies depending upon the amount invested. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plan, if any. Class Y and Class P shares have no service or distribution plan. The Portfolios' Class P shares currently are available for purchase only to participants in the UBS PACESM Select Advisors Program, except that UBS PACE Money Market Investments shares are also available to participants in the UBS PACESM Multi Advisor Program.

As of October 1, 2007, new or additional investments into Class B shares, including investments through an automatic investment plan, are not permitted. Existing shareholders of Class B shares may: (i) continue as Class B shareholders; (ii) continue to reinvest dividends and distributions into Class B shares; and (iii) exchange their Class B shares for Class B shares of other series of the UBS Family of Funds, as permitted by existing exchange privileges. For Class B shares outstanding on October 1, 2007 and Class B shares acquired upon reinvestment of dividends and distributions or through exchanges, all Class B share attributes, including the associated Rule 12b-1 service plan and distribution fees, contingent deferred sales charges and conversion features will continue.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

In the normal course of business, the Portfolios may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolios' maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, the Portfolios have not had prior claims or losses pursuant to these contracts and expect the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial statements in conformity with US generally accepted accounting principles ("GAAP"). The Codification supersedes existing and nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Trust's financial statements.

The preparation of financial statements in accordance with GAAP requires the Trust's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation of investments—Each Portfolio (except UBS PACE Money Market Investments) calculates its net asset value based on the current value for its portfolio securities. The Portfolios normally obtain values for their securities from independent pricing sources. Independent pricing sources may use last reported sale prices, official market closing prices, current market quotations or valuations from computerized "matrix" systems that derive values based on comparable securities. Securities traded in the over-the-counter ("OTC") market and listed on The Nasdaq Stock Market, Inc. ("Nasdaq") normally are valued at the NASDAQ Official Closing Price. Other OTC securities are valued at the last bid price available prior to valuation. Securities which are listed on US and foreign stock exchanges normally are valued at the market close, last sale price on the day the securities are valued or, lacking any sales on such day, at the last available bid price. Securities listed on foreign stock exchanges (and certain related derivatives) may be fair valued based on significant events that occur between the close of the foreign markets and 4:00 pm EST. UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets (and certain related derivatives) in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at a "fair value", that value is likely to be different from the last quoted market price for the security. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by UBS Global Asset Management (Americas) Inc. ("UBS Global AM"). If a market value is not available from an independent pricing source for a particular security, that security is valued at fair value as determined in good faith by or under the direction of the Trust's Board of Trustees (the "Board"). Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; and changes in overall market conditions. If events occur that materially affect the value of securities (particularly non-US securities) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange ("NYSE"), the securities are fair valued. The amortized cost method of valuation, which

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

approximates market value, generally is used to value short-term debt instruments with sixty days or less remaining to maturity, unless the Board determines that this does not represent fair value. Investments of the UBS PACE Money Market Investments Portfolio are valued using the amortized cost method of valuation. All investments quoted in foreign currencies will be valued daily in US dollars on the basis of the foreign currency exchange rates prevailing at the time such valuation is determined by the Portfolios' custodian. Investments in open-end investment companies are valued at the daily closing net asset value of the respective investment company. Futures contracts are generally valued at the settlement price established each day on the exchange on which they are traded. Forward foreign currency contracts are valued daily using forward exchange rates quoted by independent pricing services. Swaps are marked to market daily based upon values from third party vendors or quotations from market makers to the extent available and the change in value, if any, is recorded on the Statement of assets and liabilities. In the event that market quotations are not readily available or deemed unreliable, swaps are valued at fair value as determined in good faith by or under the direction of the Board.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of each Portfolio's Portfolio of investments.

In January 2010, FASB issued Accounting Standards Update ("ASU") No. 2010-06 "Improving Disclosures about Fair Value Measurements". ASU No. 2010-06 will require reporting entities to make new disclosures about amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3, and information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. The new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2009 except for the disclosures surrounding purchases, sales, issuances and settlements on a gross basis in the reconciliation of Level 3 fair value measurements, which are effective for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact the adoption of ASU No. 2010-06 may have on the Fund's financial statement disclosures.

In March 2008, the FASB amended Accounting Standards Codification Topic 815 Derivatives and Hedging ("ASC 815"), which changed the disclosure requirements for derivatives and hedging activities. Since investment companies value their derivatives at fair value and recognize changes in fair value through the statement of operations, they do not qualify for hedge accounting under ASC 815. Accordingly, even though a fund's investments in derivatives may represent economic hedges, they are considered to be non-hedge transactions for purposes of disclosure under ASC 815. ASC 815 requires (1) objectives for using derivative instruments be disclosed in terms of underlying risk and accounting designation, (2) the fair values of derivative instruments and their gains and losses be disclosed in a tabular format, and (3) information be disclosed about credit-risk contingent features of derivatives contracts. ASC 815 is effective for financial statements for fiscal years and interim periods beginning after November 15, 2008. Details of this disclosure

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

can be found below as well as in the Portfolio of investments. The volume of derivatives that is presented in the Portfolio of investments of each Portfolio is consistent with the derivative activity during the period ended January 31, 2010. The Investment Manager is not aware of any credit-risk contingent features on derivatives contracts held by the Portfolios.

At January 31, 2010, the Portfolios had the following derivatives (not designated as hedging instruments under ASC 815):

Asset derivatives[1]
		Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Government Securities Fixed Income Investments	Futures contracts Swap agreements Total value	$282,813 — $282,813	— — —	— $289,687 $289,687	— — —	$282,813 289,687 $572,500
UBS PACE Intermediate Fixed Income Investments	Forward foreign currency contracts Total value	— —	$379,543 $379,543	— —	— —	$379,543 $379,543
UBS PACE Strategic Fixed Income Investments	Futures contracts Forward foreign currency contracts Swap agreements Total value	$1,914,837 — 1,328,222 $3,243,059	— $1,504,832 — $1,504,832	— — $287,971 $287,971	— — — —	$1,914,837 1,504,832 1,616,193 $5,035,862
UBS PACE Global Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$1,078,867 — $1,078,867	— $10,678,940 $10,678,940	— — —	— — —	$1,078,867 10,678,940 $11,757,807
UBS PACE High Yield Investments	Forward foreign currency contracts Total value	— —	$1,369,169 $1,369,169	— —	— —	$1,369,169 $1,369,169
UBS PACE International Equity Investments	Forward foreign currency contracts Total value	— —	$44,154 $44,154	— —	— —	$44,154 $44,154
UBS PACE Alternative Strategies Investments	Futures contracts Forward foreign currency contracts Swap agreements Total value	$1,680,968 — 1,439,177 $3,120,145	— $5,795,594 — $5,795,594	— — — —	$667,100 — — $667,100	$2,348,068 5,795,594 1,439,177 $9,582,839

1  In the Statement of assets and liabilities, swap agreements are shown at value while forward foreign currency contracts are shown using unrealized appreciation. Futures contracts are reported in the table above using the cumulative appreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be received, if any, is reported within the Statement of assets and liabilities.

Liability derivatives[2]
		Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Government Securities Fixed Income Investments	Written options Total value	$291,891 $291,891	— —	— —	— —	$291,891 $291,891
UBS PACE Intermediate Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$779,037 — $779,037	— $49,095 $49,095	— — —	— — —	$779,037 49,095 $828,132

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Liability derivatives[2]
		Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Strategic Fixed Income Investments	Futures contracts Written options Forward foreign currency contracts Swap agreements Total value	$283,555 228,186 — — $511,741	— — $762,174 — $762,174	— — — $1,052,021 $1,052,021	— — — — —	$283,555 228,186 762,174 1,052,021 $2,325,936
UBS PACE Global Fixed Income Investments	Futures contracts Forward foreign currency contracts Total value	$17,527 — $17,527	— $11,341,906 $11,341,906	— — —	— — —	$17,527 11,341,906 $11,359,433
UBS PACE International Equity Investments	Forward foreign currency contracts Total value	— —	$139,005 $139,005	— —	— —	$139,005 $139,005
UBS PACE Alternative Strategies Investments	Futures contracts Written options Forward foreign currency contracts Swap agreements Total value	$818,991— — 110,448 $929,439	—— $4,060,772 — $4,060,772	—— — $10,119,022 $10,119,022	$529,744671,279 — — $1,201,023	$1,348,735671,279 4,060,772 10,229,470 $16,310,256

2  In the Statement of assets and liabilities, swap agreements and written options are shown at value while forward foreign currency contracts are shown using unrealized depreciation. Futures contracts are reported in the table above using the cumulative depreciation as detailed in the futures contract table at the end of the Portfolio of investments, but only the variation margin to be paid, if any, is reported within the Statement of assets and liabilities.

Transactions in derivative instruments during the six months ended January 31, 2010, were as follows:

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Government Securities Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$(63,653)	—	—	—	$(63,653)
Written options	634,232	—	—	—	634,232
Swap contracts	121,088	—	$(594,492)	—	(473,404)
Total net realized gain (loss)	$691,667	—	$(594,492)	—	$97,175
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$282,813	—	—	—	$282,813
Written options	619,962	—	—	—	619,962
Swap agreements	—	—	$1,200,505	—	1,200,505
Total change in unrealized appreciation (depreciation)	$902,775	—	$1,200,505	—	$2,103,280

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE Intermediate Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$745,167	—	—	—	$745,167
Forward foreign currency contracts	—	$86,399	—	—	86,399
Total net realized gain	$745,167	$86,399	—	—	$831,566
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$(996,419)	—	—	—	$(996,419)
Forward foreign currency contracts	—	$438,170	—	—	438,170
Total change in unrealized appreciation (depreciation)	$(996,419)	$438,170	—	—	$(558,249)
UBS PACE Strategic Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$1,414,272	—	—	—	$1,414,272
Written options	870,818	—	—	—	870,818
Forward foreign currency contracts	—	$(916,931)	—	—	(916,931)
Swap agreements	8,456,294	—	$(12,745)	—	8,443,549
Total net realized gain/(loss)	$10,741,384	$(916,931)	$(12,745)	—	$9,811,708
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$1,931,482	—	—	—	$1,931,482
Written options	(206,089)	—	—	—	(206,089)
Forward foreign currency contracts	—	$1,823,225	—	—	1,823,225
Swap agreements	(1,595,597)	—	$443,270	—	(1,152,327)
Total change in unrealized appreciation (depreciation)	$129,796	$1,823,225	$443,270	—	$2,396,291
UBS PACE Global Fixed Income Investments
Net realized gain (loss)[3]
Futures contracts	$910,663	—	—	—	$910,663
Forward foreign currency contracts	—	$9,580,179	—	—	9,580,179
Total net realized gain	$910,663	$9,580,179	—	—	$10,490,842
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$(1,206,294)	—	—	—	$(1,206,294)
Forward foreign currency contracts	—	$(3,536,140)	—	—	(3,536,140)
Total change in unrealized appreciation (depreciation)	$(1,206,294)	$(3,536,140)	—	—	$(4,742,434)
UBS PACE High Yield Investments
Net realized gain (loss)[3]
Forward foreign currency contracts	—	$(76,270)	—	—	$(76,270)
Total net realized loss	—	$(76,270)	—	—	$(76,270)
Change in unrealized appreciation (depreciation)[4]
Forward foreign currency contracts	—	$1,606,104	—	—	$1,606,104
Total change in unrealized appreciation (depreciation)	—	$1,606,104	—	—	$1,606,104

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Interest rate risk	Foreign exchange risk	Credit risk	Equity risk	Total
UBS PACE International Equity Investments
Net realized gain (loss)[3]
Futures contracts	—	—	—	$150,736	$150,736
Forward foreign currency contracts	—	$355,670	—	—	355,670
Total net realized gain	—	$355,670	—	$150,736	$506,406
Change in unrealized appreciation (depreciation)[4]
Futures contracts	—	—	—	$(74,703)	$(74,703)
Forward foreign currency contracts	—	$(239,046)	—	—	(239,046)
Total change in unrealized appreciation (depreciation)	—	$(239,046)	—	$(74,703)	$(313,749)
UBS PACE Alternative Strategies Investments
Net realized gain (loss)[3]
Futures contracts	$344,148	—	—	$(2,621,691)	$(2,277,543)
Written options	—	—	—	1,605,471	1,605,471
Forward foreign currency contracts	—	$(87,800)	—	—	(87,800)
Swap agreements	(3,030,733)	—	$(54,655)	—	(3,085,388)
Total net realized loss	$(2,686,585)	$(87,800)	$(54,655)	$(1,016,220)	$(3,845,260)
Change in unrealized appreciation (depreciation)[4]
Futures contracts	$619,851	—	—	$1,234,851	$1,854,702
Written options	—	—	—	(12,616)	(12,616)
Forward foreign currency contracts	—	$1,618,288	—	—	1,618,288
Swap agreements	593,610	—	$1,185,423	—	1,779,033
Total change in unrealized appreciation (depreciation)	$1,213,461	$1,618,288	$1,185,423	$1,222,235	$5,239,407

3  The net realized gains (losses) from futures, written options and swaps are shown in the Statement of operations. The forward foreign currency contracts realized gains (losses) are included in forward foreign currency contracts and foreign currency transactions in the Statement of operations.

4  The net change in unrealized appreciation/depreciation on futures, written options and swaps are shown in the Statement of operations. The net change in unrealized appreciation/depreciation on forward foreign currency contracts is included in other assets and liabilities denominated in foreign currency and forward foreign currency contracts in the Statement of operations.

Repurchase agreements—The Portfolios may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolios maintain custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolios and their counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolios generally have the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolios may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

and/or retention of the collateral may be subject to legal proceedings. Each Portfolio (with the exception of UBS PACE Municipal Fixed Income Investments) may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global AM.

Restricted securities—The Portfolios may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities, if any, is included at the end of each Portfolio's Portfolio of investments.

Investment transactions, investment income and expenses—Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions and foreign exchange transactions are calculated using the identified cost method. Dividend income is recorded net of withholding taxes on the ex-dividend date ("ex-date") (except in the case of certain dividends from foreign securities which are recorded as soon after the ex-date as the respective Portfolio, using reasonable diligence, becomes aware of such dividends). Interest income is recorded on an accrual basis. Discounts are accreted and premiums are amortized as adjustments to interest income and the identified cost of investments.

Income, expenses (excluding class-specific expenses) and realized/unrealized gains/losses are allocated proportionately to each class of shares based upon the relative net asset value of outstanding shares (or the value of dividend-eligible shares, as appropriate) of each class at the beginning of the day (after adjusting for current capital share activity of the respective classes). Class-specific expenses are charged directly to the applicable class of shares.

Foreign currency translation—The books and records of the Portfolios are maintained in US dollars. Foreign currency amounts are translated into US dollars as follows: (1) the foreign currency market value of investment securities and other assets and liabilities stated in foreign currencies are translated into US dollars based on the current exchange rates each buiness day; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resulting exchange gains and losses are included on the Statement of operations.

The Portfolios do not generally isolate the effects of fluctuations in foreign exchange rates from the effects of fluctuations in the market prices of securities. However, the Portfolios do isolate the effect of fluctuations in foreign exchange rates when determining the realized gain or loss upon the sale or maturity of foreign currency-denominated debt obligations pursuant to US federal income tax regulations; such amount is categorized as realized foreign currency transaction gain or loss for both financial reporting and income tax purposes. Net realized foreign currency transaction gain (loss) is treated as ordinary income (loss) for income tax reporting purposes.

Forward foreign currency contracts—Certain Portfolios may enter into forward foreign currency contracts ("forward contracts") as part of its investment strategy, in connection with planned purchases or sales of securities or to hedge the US dollar value of portfolio securities denominated in a particular currency. The Portfolios may also engage in cross-hedging by using forward contracts in one currency to hedge fluctuations in the value of securities denominated in a different currency if the applicable investment sub-advisor anticipates that there is a correlation between the two currencies. Forward contracts may also be used to shift a Portfolio's exposure to foreign currency fluctuations from one country to another.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

The Portfolios have no specific limitation on the percentage of assets which may be committed to such contracts; however, the value of all forward contracts will not exceed the value of a Portfolio's total assets. The Portfolios may enter into forward contracts or maintain a net exposure to forward contracts only if (1) the consummation of the contracts would not obligate the Portfolios to deliver an amount of foreign currency in excess of the value of the positions being hedged by such contracts or (2) the Portfolios maintain cash or liquid securities in a segregated account in an amount determined pursuant to the Portfolios' segregation policies as disclosed in the Trust's Statement of Additional Information.

Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currencies relative to the US dollar or each other.

Fluctuations in the value of open forward contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Portfolios. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Portfolios on contracts which have matured.

Securities traded on to-be-announced basis—The Portfolios may from time to time purchase securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Portfolio commits to purchasing or selling securities for which all specific information is not yet known at the time of the trade, particularly the face amount and maturity date of the underlying security transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Portfolio, normally 15 to 45 days later. Beginning on the date the Portfolio enters into a TBA transaction, cash, US government securities or other liquid securities are segregated in an amount equal in value to the purchase price of the TBA security. These transactions are subject to market fluctuations, and their current value is determined in the same manner as for other securities.

At January 31, 2010, UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments and UBS PACE Alternative Strategies Investments held TBA securities with a total cost of $173,113,984, $46,325,574, and $1,057,513, respectively.

Option writing—Certain Portfolios may write (sell) put and call options on securities or derivative instruments in order to gain exposure to or protect against changes in the markets. When a Portfolio writes a call or a put option, an amount equal to the premium received by the Portfolio is included on the Portfolio's Statement of assets and liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. If an option which the Portfolio has written either expires on its stipulated expiration date or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of a closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security or derivative instrument, and the liability related to such option is extinguished. If a call option which the Portfolio has written is exercised, the Portfolio recognizes a realized gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security or derivative instrument and the proceeds from the sale are increased by the premium originally received. If a put option which the Portfolio has written is exercised, the amount of the premium originally received reduces the cost of the security or derivative instrument which the Portfolio purchases upon exercise of the option.

In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the derivative instrument, security or currency underlying the written option. Exercise of an option written by a

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio could result in the Portfolio selling or buying a derivative instrument, security or currency at a price different from current market value.

Purchased options—Certain Portfolios may also purchase put and call options. Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Portfolio pays a premium which is included on the Statement of assets and liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future, security or currency transaction to determine the realized gain or loss.

Futures contracts—Certain Portfolios may use futures contracts as part of its investment strategy, for hedging purposes to adjust exposure to US and foreign markets in connection with a reallocation of the Portfolios' assets or to manage the average duration of a Portfolio. In addition, a Portfolio may purchase or sell futures contracts or purchase options thereon to increase or reduce its exposure to an asset class without purchasing or selling the underlying securities, either as a hedge or to enhance return or realize gains. Using futures contracts involves various market risks, including interest rate and equity risk. However, imperfect correlations between futures contracts and the related securities or markets, or market disruptions, do not normally permit full control of these risks at all times. The maximum amount at risk from the purchase of a futures contract is the contract value or the loss of the benefit of the transaction should the counterparty default.

Upon entering into a futures contract, a Portfolio is required to deliver to a broker an amount of cash and/or government securities equal to a certain percentage of the contract amount. This amount is known as the "initial margin". Subsequent payments, known as "variation margin", generally are made or received by the Portfolio each day depending on the fluctuations in the value of the underlying futures contracts, except that in the case of certain futures contracts payments may be made or received at settlement. Such variation margin is recorded for financial statement purposes on a daily basis as an unrealized gain or loss on futures until the financial futures contract is closed, at which time the net gain or loss is reclassified to realized gain or loss on futures.

Loan Assignments—Certain Portfolios may invest in secured or unsecured fixed or floating rate loans ("Loans") arranged through private negotiations between a borrowing corporation, government or other entity and one or more financial institutions ("Lenders") which may be in the form of participations ("Participations") in Loans or assignments ("Assignments") of all or a portion of Loans from third parties. A Portfolio may invest in multiple series or tranches of a Loan, which may have varying terms and carry different associated risks. Participations typically result in a fund's having a contractual relationship only with the Lender, not with the borrower. A Portfolio has the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, a Portfolio generally has no direct right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and a Portfolio may not directly benefit from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Portfolio assumes the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the selling Lender, the Portfolio may be treated as a general creditor of that Lender and may not benefit from any set-off between the Lender and the borrower. A Portfolio will acquire Participations only if its sub-advisor determines that the selling Lender is creditworthy. When a Portfolio

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

purchases Assignments from Lenders, it acquires direct rights against the borrower on the Loan. In an Assignment, the Portfolio is entitled to receive payments directly from the borrower and, therefore, does not depend on the selling bank to pass these payments onto the Portfolio. However, because Assignments are arranged through private negotiations between potential assignees and assignors, the rights and obligations acquired by a Portfolio as the purchaser of an Assignment may differ from, and be more limited than, those held by the assigning Lender.

Short sales "Against the Box"—Each Portfolio (other than UBS PACE Money Market Investments and UBS PACE Municipal Fixed Income Investments) may engage in short sales of securities it owns or has the right to acquire at no added cost through conversion or exchange of other securities it owns (short sales "against the box"). To make delivery to the purchaser in a short sale, the executing broker borrows the securities being sold short on behalf of a Portfolio, and that Portfolio is obligated to replace the securities borrowed at a date in the future. When a Portfolio sells short, it establishes a margin account with the broker effecting the short sale and deposits collateral with the broker. In addition, the Portfolio maintains, in a segregated account with its custodian, the securities that could be used to cover the short sale. Each Portfolio may incur transaction costs, including dividend and interest expense, in connection with opening, maintaining and closing short sales "against the box".

A Portfolio might make a short sale "against the box" to hedge against market risks when its sub-advisor believes that the price of a security may decline, thereby causing a decline in the value of a security owned by the Portfolio or a security convertible into or exchangeable for a security owned by the Portfolio. In such case, any loss in the Portfolio's long position after the short sale should be reduced by a corresponding gain in the short position. Conversely, any gain in the long position after the short sale should be reduced by a corresponding loss in the short position. The extent to which gains or losses in the long position are reduced will depend upon the amount of the securities sold short relative to the amount of the securities a Portfolio owns, either directly or indirectly, and in the case where the Portfolio owns convertible securities, changes in the investment values or conversion premiums of such securities.

Short sales—UBS PACE Government Securities Fixed Income Investments (with respect to securities issued by the US Treasury and TBA securities coupon trades), UBS PACE Alternative Strategies Investments and UBS PACE Global Real Estate Securities Investments can enter into short sales whereby they sell a security they generally do not own, in anticipation of a decline in the security's price. The initial amount of a short sale is recorded as a liability which is marked to market daily. Fluctuations in the value of this liability are recorded as unrealized gains or losses on the Statement of operations. The Portfolio will realize a gain or loss upon closing of the short sale (returning the security to the counterparty by way of purchase or delivery of a long position owned). The Portfolio is liable to the buyer for any dividends and interest payable on securities while those securities are in a short position. These dividends and interest are booked as an expense of the Portfolio. UBS PACE Alternative Strategies Investments maintains one or more accounts containing cash and/or liquid assets at such a level that the amount deposited in the account plus that amount deposited with the broker as collateral will, at minimum, equal the current value of the stock sold short. UBS PACE Government Securities Fixed Income Investments and UBS PACE Global Real Estate Securities Investments did not engage in uncovered short sales during the six months ended January 31, 2010.

Interest rate swap agreements—Certain Portfolios may enter into interest rate swap agreements. This type of swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to a specified interest rate(s) for a specified amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. Upfront payments made and/or received by the Portfolio are recorded as an adjustment to cost.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Portfolio. Therefore, the Portfolio considers the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk.

The Portfolio accrues for interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the Statement of assets and liabilities. Once interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps, in addition to realized gain/loss recorded upon the termination of swap contracts on the Statement of operations. Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swaps.

Credit default swap agreements—Credit default swap agreements involve commitments to make or receive payments in the event of a default of a security or a credit event. As a buyer, the Portfolio would make periodic payments to the counterparty, and the Portfolio would receive payments only upon the occurrence of a credit event. If no credit event occurs, the Portfolio will lose its periodic stream of payments over the term of the contract. However, if a credit event does occur, the Portfolio typically would receive full notional value for a reference obligation that may have little or no value. As a seller, the Portfolio would receive periodic payments from the counterparty, and the Portfolio would make payments only upon the occurrence of a credit event. If no default or credit event occurs, the Portfolio will gain the periodic stream of payments it received over the term of the contract and the counterparty will lose its periodic stream of payments over the term of the contract. However, if a default or credit event occurs, the Portfolio typically pays full notional value for a reference obligation that may have little or no value. Credit default swaps may involve greater risks than if the Portfolio had invested in the reference obligation directly and are subject to general market risk, liquidity risk and credit risk.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a list of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of referenced credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name's weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Portfolio may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds with a credit default swap on indices which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Credit default swap agreements on corporate issues or sovereign issues of an emerging country involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection's right

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

to choose the deliverable obligation with the lowest value following a credit event). The Portfolio may use credit default swaps on corporate issues or sovereign issues of an emerging country to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where the Portfolio owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer's default.

The maximum potential amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected on the Statement of assets and liabilities. Notional amounts of all credit default swap agreements outstanding as of January 31, 2010 for which a Portfolio is the seller of protection are disclosed under the sections "Credit default swaps on credit indices—sell protection" and "Credit default swaps on corporate issues—sell protection" in the Portfolios of investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into, if any, by a Portfolio for the same referenced entity or entities.

The use of swaps involves investment techniques and risks different from those associated with ordinary portfolio security transactions. If a Portfolio's sub-adviser is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of the Portfolios will be less favorable than it would have been if this investment technique was never used. Swaps do not involve the delivery of securities and are subject to counterparty risk. If the other party to a swap defaults and fails to consummate the transaction, a Portfolio's risk of loss will consist of the net amount of interest or other payments that the Portfolio is contractually entitled to receive. Therefore, the Portfolio would consider the creditworthiness of the counterparty to a swap agreement in evaluating potential credit risk.

Total return swaps—Total return swap contracts involve commitments to pay interest in exchange for a market-linked return both based on notional amounts. To the extent the total return of the security or index underlying the transactions exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. At January 31, 2010, there were no Portfolios that were invested in total return swap contracts.

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amounts of dividends and distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and prices more volatile than those of comparable US companies and US government securities. These risks are greater with respect to securities of issuers located in emerging market countries in which UBS PACE Global Fixed Income Investments, UBS PACE High Yield Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments are authorized to invest.

Small capitalization ("small cap") companies may be more vulnerable than larger capitalization companies to adverse business or economic developments. Small cap companies may also have limited product lines, markets or financial resources, and may be dependent on a relatively small management group. Securities of such companies may be less liquid and more volatile than securities of larger capitalization companies or the market averages in general and therefore may involve greater risk than investing in larger capitalization companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership and may have only cyclical, static or moderate growth prospects. These risks are greater with respect to the securities in which UBS PACE Small/Medium Co Value Equity Investments and UBS PACE Small/Medium Co Growth Equity Investments tend to invest.

The ability of the issuers of debt securities held by the Portfolios to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment Management and Administration Fees and Other Transactions with Affiliates

The Trust has entered into an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, each Portfolio paid UBS Global AM investment management and administration fees, which were accrued daily and paid monthly, in accordance with the following schedule as of January 31, 2010:

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Money Market Investments	0.350%

UBS PACE Government Securities Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

UBS PACE Intermediate Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

UBS PACE Strategic Fixed Income Investments	0.650% up to $250 million 0.600% above $250 million up to $500 million 0.575% above $500 million up to $750 million 0.550% above $750 million up to $1 billion 0.525% above $1 billion

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE Municipal Fixed Income Investments	0.550% up to $250 million 0.500% above $250 million up to $500 million 0.475% above $500 million up to $750 million 0.450% above $750 million up to $1 billion 0.425% above $1 billion

UBS PACE Global Fixed Income Investments	0.750% up to $500 million 0.725% above $500 million up to $1 billion 0.700% above $1 billion

UBS PACE High Yield Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Large Co Value Equity Investments	0.800% up to $250 million 0.770% above $250 million up to $500 million 0.730% above $500 million up to $1 billion 0.700% above $1 billion

UBS PACE Large Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million up to $1 billion 0.750% above $1 billion up to $1.5 billion 0.725% above $1.5 billion up to $2 billion 0.700% above $2 billion

UBS PACE Small/Medium Co Value Equity Investments	0.800% up to $500 million 0.775% above $500 million

UBS PACE Small/Medium Co Growth Equity Investments	0.800% up to $500 million 0.775% above $500 million

UBS PACE International Equity Investments	0.900% up to $500 million 0.875% above $500 million up to $1 billion 0.850% above $1 billion up to $1.5 billion 0.825% above $1.5 billion up to $2 billion 0.800% above $2 billion

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Annual rate as a percentage of each Portfolio's average daily net assets
UBS PACE International Emerging Markets Equity Investments	1.100% up to $500 million 1.075% above $500 million up to $1 billion 1.050% above $1 billion up to $1.5 billion 1.025% above $1.5 billion up to $2 billion 1.000% above $2 billion

UBS PACE Global Real Estate Securities Investments	0.800% up to $500 million 0.750% above $500 million up to $1 billion 0.725% above $1 billion up to $1.5 billion 0.700% above $1.5 billion up to $2 billion 0.675% above $2 billion

UBS PACE Alternative Strategies Investments	1.400% up to $500 million 1.350% above $500 million up to $1 billion 1.300% above $1 billion up to $1.5 billion 1.275% above $1.5 billion up to $2 billion 1.250% above $2 billion

Under separate Sub-Advisory Agreements, with the exception of UBS PACE Money Market Investments, UBS Global AM (not the Portfolios) pays each investment sub-advisor a fee from the investment management and administration fees which UBS Global AM receives, which is accrued daily and paid monthly, in accordance with the following schedule:

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
UBS PACE Government Securities Fixed Income Investments	Pacific Investment Management Company LLC	0.200%

UBS PACE Intermediate Fixed Income Investments	BlackRock Financial Management, Inc.	0.200% up to $120 million 0.100% above $120 million

UBS PACE Strategic Fixed Income Investments	Pacific Investment Management Company LLC	0.250%

UBS PACE Municipal Fixed Income Investments	Standish Mellon Asset Management Company LLC	0.200% up to $60 million 0.150% above $60 million

UBS PACE Global Fixed Income Investments	Rogge Global Partners plc	0.250% up to $150 million 0.180% above $150 million up to $500 million 0.150% above $500 million

UBS PACE High Yield Investments	MacKay Shields LLC	0.350%

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
UBS PACE Large Co Value Equity Investments	Institutional Capital LLC Pzena Investment Management, LLC[1] Westwood Management Corp.	0.300% 0.700% up to $25 million 0.500% above $25 million up to $100 million 0.400% above $100 million up to $300 million 0.350% above $300 million 0.300%

UBS PACE Large Co Growth Equity Investments	Delaware Management Company Marsico Capital Management, LLC SSgA Funds Management, Inc. Wellington Management Company, LLP	0.400% 0.300% 0.150% 0.300%

UBS PACE Small/Medium Co Value Equity Investments	Buckhead Capital Management, LLC Metropolitan West Capital Management, LLC Systematic Financial Mangement, L.P.	0.400% up to $100 million 0.350% above $100 million 0.400% 0.400%

UBS PACE Small/Medium Co Growth Equity Investments	Copper Rock Capital Partners, LLC Palisade Capital Management, LLC Riverbridge Partners, LLC	0.450% up to $100 million 0.400% above $100 million 0.450% up to $100 million 0.400% above $100 million 0.400%

UBS PACE International Equity Investments	J.P. Morgan Investment Management Inc. Martin Currie Inc. Mondrian Investment Partners Ltd.	0.200% 0.350% up to $150 million 0.300% above $150 million up to $250 million 0.250% above $250 million up to $350 million 0.200% above $350 million 0.350% up to $150 million 0.300% above $150 million

UBS PACE International Emerging Markets Equity Investments	Gartmore Global Partners Mondrian Investment Partners Ltd.	0.500% 0.650% up to $150 million 0.550% above $150 million up to $250 million 0.500% above $250 million

UBS PACE Global Real Estate Securities Investments	Brookfield Investment Management Inc.[2] ING Clarion Real Estate Securities, LLC[2]	0.420% up to $50 million 0.400% above $50 million 0.400%

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Investment sub-advisor	Annual rate as a percentage of each sub-advisor's portion of the Portfolio's average daily net assets
UBS PACE Alternative Strategies Investments	Analytic Investors, LLC First Quadrant L.P. Goldman Sachs Asset Management, L.P. Wellington Management Company, LLP	0.450% up to $200 million
0.400% above $200 million
up to $400 million
0.300% above $400 million
0.750%
0.680% up to $300 million
0.640% above $300 million
up to $500 million
0.600% above $500 million
0.750% up to $200 million
0.725% above $200 million

1  If the assets under Pzena's management are less than $10 million, Pzena receives 1.00% of the Portfolio's average daily net assets that it manages with a minimum annual fee of $35,000 and a maximum annual fee of $70,000.

2  Brookfield Investment Management Inc. and ING Clarion Real Estate Securities, LLC replaced Goldman Sachs Asset Management, L.P. effective November 17, 2009.

At January 31, 2010, certain Portfolios owe or are (owed by) UBS Global AM for investment management and administration fees, net of fee waivers/expense reimbursements and/or recoupments as follows:

Portfolio	Amounts due to (owed by) UBS Global AM
UBS PACE Money Market Investments	$(112,951)
UBS PACE Government Securities Fixed Income Investments	262,531
UBS PACE Intermediate Fixed Income Investments	177,759
UBS PACE Strategic Fixed Income Investments	331,211
UBS PACE Municipal Fixed Income Investments	131,909
UBS PACE Global Fixed Income Investments	281,187
UBS PACE High Yield Investments	129,828
UBS PACE Large Co Value Equity Investments	718,765
UBS PACE Large Co Growth Equity Investments	660,110
UBS PACE Small/Medium Co Value Equity Investments	248,648
UBS PACE Small/Medium Co Growth Equity Investments	283,313
UBS PACE International Equity Investments	650,390
UBS PACE International Emerging Markets Equity Investments	272,977
UBS PACE Global Real Estate Securities Investments	17,238
UBS PACE Alternative Strategies Investments	547,961

UBS Global AM has entered into a written fee waiver agreement with each of UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE Large Co Growth Equity Investments under which UBS Global AM is contractually obligated to waive its management fees to the extent necessary to reflect the lower subadvisory fees paid by UBS Global AM to each of these Portfolio's sub-advisors: Pacific Investment Management Company LLC, Rogge Global Partners plc and SSgA Funds Management, Inc., respectively. For the six months ended January 31, 2010, UBS Global AM was contractually obligated to waive $75,413, $129,293 and $147,938 in investment management and administration fees for UBS PACE Government Securities Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE Large Co Growth Equity Investments, respectively.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Additionally, with respect to UBS PACE Money Market Investments, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the six months ended January 31, 2010, UBS Global AM voluntarily waived and/or reimbursed expenses of $767,230 for UBS PACE Money Market Investments for that purpose.

UBS Global AM is contractually obligated to waive all or a portion of its investment management and administration fees and/or to reimburse the Portfolios for certain operating expenses in order to maintain the total annual ordinary operating expenses of each class (with certain exclusions such as dividend expense, borrowing costs and interest expense, if any) for the year ending November 30, 2010 at a level not to exceed amounts in the table below.

Each Portfolio will repay UBS Global AM for any such waived fees/reimbursed expenses during a three-year period following July 31, 2009, to the extent that ordinary operating expenses (with certain exclusions such as dividend expense, borrowing costs and interest expense) are otherwise below the applicable expense cap in effect at the time the fees or expenses were waived/reimbursed. For the six months ended January 31, 2010, UBS Global AM had the following voluntary fee waiver/expense reimbursements, and recoupments. The recoupments are included in the investment management and administration fees on the Statement of operations. The fee waivers/expense reimbursements, portions of which are subject to repayment by the Portfolios through July 31, 2013, and recoupments for the six months ended January 31, 2010, were as follows:

Portfolio	Class A expense cap	Class B expense cap		Class C expense cap	Class Y expense cap	Class P expense cap	Fee waivers/ expense reimbursements	Recoupments
UBS PACE Money Market Investments	N/A	N/A		N/A	N/A	0.60%	$680,597	—
UBS PACE Government Securities Fixed Income Investments	1.02%	1.77%		1.52%	0.77%	0.77	209,749	—
UBS PACE Intermediate Fixed Income Investments	0.93	1.68		1.43	0.68	0.68	102,295	$201
UBS PACE Strategic Fixed Income Investments	1.06	1.81		1.56	0.81	0.81	185,636	256
UBS PACE Municipal Fixed Income Investments	0.93	1.68		1.43	0.68	0.68	63,508	—
UBS PACE Global Fixed Income Investments	1.25	2.00		1.75	1.00	1.00	177,869	9,656
UBS PACE High Yield Investments	1.35	2.10	[1]	1.85	1.10	1.10	64,076	2,555
UBS PACE Large Co Value Equity Investments	1.27	2.02		2.02	1.02	1.02	581	297
UBS PACE Large Co Growth Equity Investments	1.30	2.05		2.05	1.05	1.05	1,999	—
UBS PACE Small/Medium Co Value Equity Investments	1.41	2.16		2.16	1.16	1.16	127,231	—
UBS PACE Small/Medium Co Growth Equity Investments	1.38	2.13		2.13	1.13	1.13	175,757	5,290
UBS PACE International Equity Investments	1.65	2.40		2.40	1.40	1.40	71	—
UBS PACE International Emerging Markets Equity Investments	2.25	3.00		3.00	2.00	2.00	—	—
UBS PACE Global Real Estate Securities Investments	1.45	N/A2		2.20	1.20	1.20	184,773	—
UBS PACE Alternative Strategies Investments	1.95	2.70		2.70	1.70	1.70	20,469	21,803

1  Share class has not commenced operations.

2  UBS PACE Global Real Estate Securities Investments does not offer Class B shares.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

At January 31, 2010, the following Portfolios had remaining fee waivers/expense reimbursements subject to repayment to UBS Global AM and respective dates of expiration as follows:

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2010	Expires July 31, 2011	Expires July 31, 2012	Expires July 31, 2013
UBS PACE Money Market Investments	$5,036,131	$1,199,238	$1,426,962	$1,729,334	$680,597
UBS PACE Government Securities Fixed Income Investments—Class A	51,962	6,440	5,648	26,444	13,430
UBS PACE Government Securities Fixed Income Investments—Class B	907	158	334	280	135
UBS PACE Government Securities Fixed Income Investments—Class C	70,108	22,421	17,897	20,528	9,262
UBS PACE Government Securities Fixed Income Investments—Class Y	70,904	—	6,932	42,938	21,034
UBS PACE Government Securities Fixed Income Investments—Class P	849,287	173,439	193,089	316,871	165,888
UBS PACE Intermediate Fixed Income Investments—Class A	124,088	15,881	50,808	40,388	17,011
UBS PACE Intermediate Fixed Income Investments—Class B	1,137	201	550	259	127
UBS PACE Intermediate Fixed Income Investments—Class C	11,942	832	5,041	4,223	1,846
UBS PACE Intermediate Fixed Income Investments—Class Y	641	—	616	25	—
UBS PACE Intermediate Fixed Income Investments—Class P	597,362	—	304,567	209,484	83,311
UBS PACE Strategic Fixed Income Investments—Class A	23,135	—	11,610	8,462	3,063
UBS PACE Strategic Fixed Income Investments—Class B	1,001	19	537	278	167
UBS PACE Strategic Fixed Income Investments—Class C	2,333	—	1,535	798	—
UBS PACE Strategic Fixed Income Investments—Class P	1,033,800	—	490,956	360,438	182,406
UBS PACE Municipal Fixed Income Investments—Class A	98,422	12,636	54,146	23,896	7,744
UBS PACE Municipal Fixed Income Investments—Class B	645	134	387	84	40
UBS PACE Municipal Fixed Income Investments—Class C	21,787	3,609	10,476	5,657	2,045
UBS PACE Municipal Fixed Income Investments—Class Y	602	99	356	106	41
UBS PACE Municipal Fixed Income Investments—Class P	483,901	86,390	214,715	129,158	53,638
UBS PACE Global Fixed Income Investments—Class A	25,080	—	10,454	14,626	—
UBS PACE Global Fixed Income Investments—Class B	596	—	433	125	38
UBS PACE Global Fixed Income Investments—Class P	1,470,671	337,692	485,900	469,248	177,831
UBS PACE High Yield Investments—Class A	8,194	2,782	1,314	4,098	—
UBS PACE High Yield Investments—Class Y	12	—	—	10	2
UBS PACE High Yield Investments—Class P	859,415	296,414	202,550	296,377	64,074
UBS PACE Large Co Value Equity Investments—Class B	1,972	—	41	1,350	581
UBS PACE Large Co Value Equity Investments—Class C	5,178	—	—	5,178	—
UBS PACE Large Co Growth Equity Investments—Class B	2,770	1,430	598	487	255
UBS PACE Large Co Growth Equity Investments—Class C	6,310	—	—	4,566	1,744
UBS PACE Small/Medium Co Value Equity Investments—Class B	792	—	133	490	169
UBS PACE Small/Medium Co Value Equity Investments—Class P	591,573	—	—	464,511	127,062
UBS PACE Small/Medium Co Growth Equity Investments—Class B	1,966	848	585	364	169

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2010	Expires July 31, 2011	Expires July 31, 2012	Expires July 31, 2013
UBS PACE Small/Medium Co Growth Equity Investments—Class C	$2,157	—	—	$1,976	$181
UBS PACE Small/Medium Co Growth Equity Investments—Class P	912,876	$111,841	$77,670	547,958	175,407
UBS PACE International Equity Investments—Class B	262	—	—	191	71
UBS PACE Global Real Estate Securities Investments—Class A	61,303	19,517	15,153	20,367	6,266
UBS PACE Global Real Estate Securities Investments—Class C	5,082	2,563	1,201	1,009	309
UBS PACE Global Real Estate Securities Investments—Class Y	13,391	13,331	—	39	21
UBS PACE Global Real Estate Securities Investments—Class P	1,151,330	250,408	278,584	444,161	178,177
UBS PACE Alternative Strategies Investments—Class A	67,308	27,998	—	28,060	11,250
UBS PACE Alternative Strategies Investments—Class B	479	64	329	54	32
UBS PACE Alternative Strategies Investments—Class C	1,110	1,110	—	—	—
UBS PACE Alternative Strategies Investments—Class Y	16,696	—	—	7,509	9,187
UBS PACE Alternative Strategies Investments—Class P	170,221	152,362	—	17,859	—

UBS PACE Strategic Fixed Income Investments Class Y, UBS PACE Global Fixed Income Investments Class C and Class Y, UBS PACE High Yield Investments Class C, UBS PACE Large Co Value Equity Investments Class A, Class Y and Class P, UBS PACE Large Co Growth Equity Investments Class A, Class Y and Class P, UBS PACE Small/Medium Co Value Equity Investments Class A, Class C and Class Y, UBS PACE Small/Medium Co Growth Equity Investments Class A and Class Y, UBS PACE International Equity Investments Class A, Class C, Class Y and Class P and UBS PACE International Emerging Markets Equity Investments Class A, Class B, Class C, Class Y and Class P have no remaining fee waivers/expense reimbursements subject to repayment.

During the six months ended January 31, 2010, the Portfolios listed below paid broker commissions to affiliates of the investment manager as follows:

Affiliated broker	UBS PACE Large Co Value Equity Investments	UBS PACE Large Co Growth Equity Investments	UBS PACE Small/ Medium Co Value Equity Investments	UBS PACE Small/ Medium Co Growth Equity Investments	UBS PACE International Emerging Markets Equity Investments	UBS PACE Global Real Estate Securities Investments	UBS PACE Alternative Strategies Investments
UBS AG	—	—	—	—	$3,003	$261	$178
UBS Securities Asia Ltd.	—	—	—	—	—	748	170
UBS Securities LLC	$5,613	$522	$2,448	$885	—	262	1,294

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested trustee of the Portfolios. The Portfolios have been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions. For the six months

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

ended January 31, 2010, the following Portfolios paid brokerage commissions to Morgan Stanley in the amounts as follows:

UBS PACE Large Co Value Equity Investments	$21,032
UBS PACE Large Co Growth Equity Investments	62,390
UBS PACE Small/Medium Co Value Equity Investments	6,741
UBS PACE Small/Medium Co Growth Equity Investments	9,724
UBS PACE International Equity Investments	20,427
UBS PACE International Emerging Markets Equity Investments	45,722
UBS PACE Global Real Estate Securities Investments	3,890
UBS PACE Alternative Strategies Investments	87,571

During the six months ended January 31, 2010, the following Portfolios purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having aggregate values as follows:

UBS PACE Money Market Investments	$60,995,664
UBS PACE Government Securities Fixed Income Investments	1,618,778,919
UBS PACE Intermediate Fixed Income Investments	673,993,773
UBS PACE Strategic Fixed Income Investments	487,844,050
UBS PACE Municipal Fixed Income Investments	6,507,555
UBS PACE Global Fixed Income Investments	54,445,565
UBS PACE High Yield Investments	3,353,557
UBS PACE Small/Medium Co Growth Equity Investments	1,611,171
UBS PACE Alternative Strategies Investments	139,480,328

Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Service and distribution plans

UBS Global Asset Management (US) Inc. ("UBS Global AM (US)") is the principal underwriter of each Portfolio's shares. Under separate plans of service and/or distribution pertaining to Class A, Class B and Class C shares, the Portfolios (with the exception of UBS PACE Money Market Investments, which only offers Class P shares, and UBS PACE Global Real Estate Securities Investments, which does not offer Class B shares) pay UBS Global AM (US) monthly service fees at the annual rate of 0.25% of the average daily net assets of Class A, Class B and Class C shares and monthly distribution fees (1) at the annual rate of 0.75% of the average daily net assets of Class B and Class C shares for UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments Portfolios and (2) at the annual rate of 0.75% and 0.50% of the average daily net assets of Class B and Class C shares, respectively, for UBS PACE Government Securities Fixed Income Investments, UBS PACE Intermediate Fixed Income Investments, UBS PACE Strategic Fixed Income Investments, UBS PACE Municipal Fixed Income Investments, UBS PACE Global Fixed Income Investments and UBS PACE High Yield Investments Portfolios.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS Global AM (US) also receives the proceeds of the initial sales charges paid upon the purchase of Class A shares and the contingent deferred sales charges paid by shareholders upon certain redemptions of Class A, Class B and Class C shares.

At January 31, 2010, certain Portfolios owed UBS Global AM (US) service and distribution fees, and for the six months ended January 31, 2010, certain Portfolios were informed by UBS Global AM (US) that it had earned sales charges as follows:

Portfolio	Service and distribution fees owed	Sales charges earned by distributor
UBS PACE Government Securities Fixed Income Investments—Class A	$19,077	$14,977
UBS PACE Government Securities Fixed Income Investments—Class B	107	1,000
UBS PACE Government Securities Fixed Income Investments—Class C	15,124	47
UBS PACE Intermediate Fixed Income Investments—Class A	9,126	4,676
UBS PACE Intermediate Fixed Income Investments—Class B	143	—
UBS PACE Intermediate Fixed Income Investments—Class C	2,992	955
UBS PACE Strategic Fixed Income Investments—Class A	7,856	19,267
UBS PACE Strategic Fixed Income Investments—Class B	284	282
UBS PACE Strategic Fixed Income Investments—Class C	6,378	33
UBS PACE Municipal Fixed Income Investments—Class A	18,314	22,152
UBS PACE Municipal Fixed Income Investments—Class B	76	—
UBS PACE Municipal Fixed Income Investments—Class C	9,821	—
UBS PACE Global Fixed Income Investments—Class A	21,858	7,266
UBS PACE Global Fixed Income Investments—Class B	166	10
UBS PACE Global Fixed Income Investments—Class C	4,619	—
UBS PACE High Yield Investments—Class A	2,166	24,914
UBS PACE High Yield Investments—Class C	1,324	820
UBS PACE Large Co Value Equity Investments—Class A	33,314	2,416
UBS PACE Large Co Value Equity Investments—Class B	252	153
UBS PACE Large Co Value Equity Investments—Class C	14,510	161
UBS PACE Large Co Growth Equity Investments—Class A	12,855	750
UBS PACE Large Co Growth Equity Investments—Class B	107	165
UBS PACE Large Co Growth Equity Investments—Class C	3,766	—
UBS PACE Small/Medium Co Value Equity Investments—Class A	6,108	770
UBS PACE Small/Medium Co Value Equity Investments—Class B	81	—
UBS PACE Small/Medium Co Value Equity Investments—Class C	4,816	—
UBS PACE Small/Medium Co Growth Equity Investments—Class A	7,166	445
UBS PACE Small/Medium Co Growth Equity Investments—Class B	32	53
UBS PACE Small/Medium Co Growth Equity Investments—Class C	2,980	56
UBS PACE International Equity Investments—Class A	15,976	672
UBS PACE International Equity Investments—Class B	44	178
UBS PACE International Equity Investments—Class C	3,726	—
UBS PACE International Emerging Markets Equity Investments—Class A	4,134	1,720
UBS PACE International Emerging Markets Equity Investments—Class B	98	91
UBS PACE International Emerging Markets Equity Investments—Class C	3,586	—
UBS PACE Global Real Estate Securities Investments—Class A	731	2,940
UBS PACE Global Real Estate Securities Investments—Class C	129	—
UBS PACE Alternative Strategies Investments—Class A	12,652	2,113
UBS PACE Alternative Strategies Investments—Class B	2	19
UBS PACE Alternative Strategies Investments—Class C	5,907	414

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Redemption fees

Each class of each series of the Trust will impose a 1% redemption fee on shares sold or exchanged within 90 days of their purchase date, subject to limited exemptions as noted in the prospectuses. This amount is paid to the applicable Portfolio. The redemption fees earned by the Portfolios are disclosed in the Statement of changes in net assets.

Transfer agency and related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (U.S.) Inc. ("PNC"), the Portfolios' transfer agent, and was compensated for these services by PNC, not the Portfolios.

For the six months ended January 31, 2010, UBS Financial Services Inc. received from PNC, not the Portfolios, total delegated services fees as follows:

Portfolio	Delegated services fees earned
UBS PACE Money Market Investments	$320,999
UBS PACE Government Securities Fixed Income Investments	144,232
UBS PACE Intermediate Fixed Income Investments	74,245
UBS PACE Strategic Fixed Income Investments	187,566
UBS PACE Municipal Fixed Income Investments	34,202
UBS PACE Global Fixed Income Investments	193,235
UBS PACE High Yield Investments	76,494
UBS PACE Large Co Value Equity Investments	241,547
UBS PACE Large Co Growth Equity Investments	223,054
UBS PACE Small/Medium Co Value Equity Investments	208,320
UBS PACE Small/Medium Co Growth Equity Investments	208,891
UBS PACE International Equity Investments	214,413
UBS PACE International Emerging Markets Equity Investments	181,164
UBS PACE Global Real Estate Securities Investments	72,365
UBS PACE Alternative Strategies Investments	92,637

For the six months ended January 31, 2010, each Portfolio accrued transfer agency and related services fees payable to PNC on each class as follows:

Portfolio	Class A	Class B	Class C	Class Y	Class P
UBS PACE Money Market Investments	$—	$—	$—	$—	$1,002,793
UBS PACE Government Securities Fixed Income Investments	47,625	182	18,379	36,406	330,854
UBS PACE Intermediate Fixed Income Investments	27,277	163	2,978	278	169,757
UBS PACE Strategic Fixed Income Investments	19,956	329	4,148	115	479,822
UBS PACE Municipal Fixed Income Investments	17,874	50	3,854	56	76,905
UBS PACE Global Fixed Income Investments	67,867	181	3,827	494	460,415
UBS PACE High Yield Investments	3,830	—	645	8	179,354
UBS PACE Large Co Value Equity Investments	101,022	900	16,097	977	545,790
UBS PACE Large Co Growth Equity Investments	46,813	415	6,462	338	544,708
UBS PACE Small/Medium Co Value Equity Investments	22,524	282	5,395	460	523,824
UBS PACE Small/Medium Co Growth Equity Investments	27,185	233	3,701	222	523,183

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Portfolio	Class A	Class B	Class C	Class Y	Class P
UBS PACE International Equity Investments	$54,512	$179	$5,370	$1,132	$518,009
UBS PACE International Emerging Markets Equity Investments	17,585	174	3,417	18,740	458,781
UBS PACE Global Real Estate Securities Investments	5,774	—	288	17	169,419
UBS PACE Alternative Strategies Investments	47,692	42	2,766	15,070	196,574

Securities lending

Each Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, each Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. Each Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolios' lending agent.

Bank line of credit

Each Portfolio, other than UBS PACE Money Market Investments and UBS PACE Large Co Growth Equity Investments, participates with other funds managed, advised or sub-advised by UBS Global AM in a $100 million committed credit facility with State Street Bank and Trust Company ("Committed Credit Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of each Portfolio at the request of shareholders and other temporary or emergency purposes. Under the Committed Credit Facility arrangement, each Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the Committed Credit Facility. Each Portfolio borrows at prevailing rates in effect at the time of borrowings. For the six months ended January 31, 2010, the following Portfolios had borrowings as follows:

Portfolio	Average daily amount of borrowing outstanding	Days outstanding	Interest expense	Weighted average annualized interest rate
UBS PACE Government Securities Fixed Income Investments	$2,681,851	1	$50	0.671%
UBS PACE Intermediate Fixed Income Investments	1,263,169	3	123	1.168
UBS PACE International Equity Investments	2,873,473	6	322	0.672
UBS PACE International Emerging Market Equity Investments	1,934,111	49	1,871	0.711
UBS PACE Alternative Strategies Investments	2,097,849	10	491	0.843

UBS PACE Large Co Growth Equity Investments participates with other funds advised by UBS Global AM, in a $75 million committed credit facility with JP Morgan Chase Bank ("JPMorgan Chase Bank Facility"), to be utilized for temporary financing until the settlement of sales or purchases of portfolio securities, the repurchase or redemption of shares of the Portfolio at the request of shareholders and other temporary or emergency purposes. Under the JPMorgan Chase Bank Facility arrangement, the Portfolio has agreed to pay commitment fees, pro rata, based on the relative asset size of the funds in the JPMorgan Chase Bank Facility. The Portfolio borrows at prevailing rates in effect at the time of borrowings. For the six months ended January 31, 2010, the Portfolio did not borrow under the JPMorgan Chase Bank Facility.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Purchases and sales of securities

For the six months ended January 31, 2010, aggregate purchases and sales of portfolio securities, excluding short-term securities and US Government and agency securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$42,853,666	$79,211,790
UBS PACE Intermediate Fixed Income Investments	66,867,904	49,547,029
UBS PACE Strategic Fixed Income Investments	69,538,354	130,363,525
UBS PACE Municipal Fixed Income Investments	26,913,042	12,513,659
UBS PACE Global Fixed Income Investments	185,291,830	184,196,812
UBS PACE High Yield Investments	46,563,869	25,981,002
UBS PACE Large Co Value Equity Investments	360,553,191	379,035,011
UBS PACE Large Co Growth Equity Investments	427,284,722	438,905,095
UBS PACE Small/Medium Co Value Equity Investments	165,247,606	173,848,430
UBS PACE Small/Medium Co Growth Equity Investments	268,370,484	285,437,941
UBS PACE International Equity Investments	250,208,238	263,513,678
UBS PACE International Emerging Markets Equity Investments	83,847,749	100,194,753
UBS PACE Global Real Estate Securities Investments	54,797,552	48,165,392
UBS PACE Alternative Strategies Investments	262,896,618	279,287,574

For the six months ended January 31, 2010, aggregate purchases and sales of US Government and agency securities, excluding short-term securities, were as follows:

Portfolio	Purchases	Sales
UBS PACE Government Securities Fixed Income Investments	$4,219,238,543	$4,131,067,797
UBS PACE Intermediate Fixed Income Investments	2,476,909,418	2,386,782,984
UBS PACE Strategic Fixed Income Investments	962,425,392	799,226,992
UBS PACE Global Fixed Income Investments	2,714,905	0
UBS PACE Alternative Strategies Investments	147,951,403	162,465,006

Commission recapture program

The Board has approved a brokerage commission recapture program for the following Portfolios: UBS PACE Large Co Value Equity Investments, UBS PACE Large Co Growth Equity Investments, UBS PACE Small/Medium Co Value Equity Investments, UBS PACE Small/Medium Co Growth Equity Investments, UBS PACE International Equity Investments, UBS PACE International Emerging Markets Equity Investments, UBS PACE Global Real Estate Securities Investments and UBS PACE Alternative Strategies Investments. These Portfolios have established commission recapture arrangements with certain participating brokers or dealers. If a Portfolio's investment sub-advisor chooses to execute a transaction through a participating broker, the broker will rebate a portion of the commission back to the Portfolio. Any collateral benefit received through participation in the commission recapture program is directed exclusively to the Portfolio. The recaptured commissions are reflected on the Statement of operations within the net realized gains (losses) from investment activities.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest for each of the Portfolios, except UBS PACE Money Market Investments, about which similar information is provided on the Statement of changes in net assets, were as follows:

UBS PACE Government Securities Fixed Income Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	412,291	$5,574,346	3,828	$52,458	58,816	$799,798
Shares repurchased	(640,379)	(8,673,796)	(4,147)	(56,568)	(177,731)	(2,399,384)
Shares converted from Class B to Class A	3,462	46,839	(3,460)	(46,839)	—	—
Dividends reinvested	263,904	3,493,833	419	5,533	73,302	970,451
Net increase (decrease)	39,278	$441,222	(3,360)	$(45,416)	(45,613)	$(629,135)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	777,277	$10,480,859	5,050,108	$68,365,499
Shares repurchased	(651,468)	(8,770,346)	(4,219,542)	(57,029,203)
Dividends reinvested	169,001	2,237,772	1,746,835	23,132,164
Net increase	294,810	$3,948,285	2,577,401	$34,468,460

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	794,704	$10,324,132	4,608	$59,505	187,121	$2,422,895
Shares repurchased	(1,435,064)	(18,693,940)	(11,081)	(143,809)	(327,195)	(4,265,308)
Shares converted from Class B to Class A	41,278	534,675	(41,259)	(534,675)	—	—
Dividends reinvested	245,499	3,183,096	952	12,265	65,462	849,557
Net decrease	(353,583)	$(4,652,037)	(46,780)	$(606,714)	(74,612)	$(992,856)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,359,212	$30,552,270	10,532,417	$137,379,082
Shares repurchased	(1,558,509)	(20,269,280)	(22,899,522)	(297,004,650)
Dividends reinvested	139,038	1,805,219	1,814,928	23,513,421
Net increase (decrease)	939,741	$12,088,209	(10,552,177)	$(136,112,147)

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Intermediate Fixed Income Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	117,446	$1,375,622	4,034	$47,518	40,301	$471,815
Shares repurchased	(415,619)	(4,872,029)	(884)	(10,396)	(100,017)	(1,177,143)
Shares converted from Class B to Class A	2,297	26,820	(2,293)	(26,820)	—	—
Dividends reinvested	54,644	639,283	137	1,607	5,658	66,278
Net increase (decrease)	(241,232)	$(2,830,304)	994	$11,909	(54,058)	$(639,050)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	42,757	$501,688	6,001,181	$70,349,863
Shares repurchased	(62,845)	(734,563)	(4,281,192)	(50,162,409)
Dividends reinvested	4,153	48,613	646,518	7,568,503
Net increase (decrease)	(15,935)	$(184,262)	2,366,507	$27,755,957

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	508,717	$5,673,742	5,548	$59,615	162,600	$1,812,116
Shares repurchased	(751,373)	(8,370,574)	(4,201)	(48,125)	(72,890)	(816,207)
Shares converted from Class B to Class A	2,715	30,358	(2,711)	(30,358)	—	—
Dividends reinvested	119,581	1,330,289	290	3,228	10,949	122,167
Net increase (decrease)	(120,360)	$(1,336,185)	(1,074)	$(15,640)	100,659	$1,118,076
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	137,417	$1,531,926	13,274,784	$147,790,899
Shares repurchased	(63,002)	(702,761)	(19,267,717)	(213,737,546)
Dividends reinvested	7,218	80,452	1,334,036	14,843,956
Net increase (decrease)	81,633	$909,617	(4,658,897)	$(51,102,691)

UBS PACE Strategic Fixed Income Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	534,834	$7,268,517	879	$11,691	116,819	$1,605,947
Shares repurchased	(464,980)	(6,359,798)	(1,464)	(20,133)	(71,708)	(976,103)
Shares converted from Class B to Class A	1,566	21,305	(1,566)	(21,305)	—	—
Dividends reinvested	58,912	802,522	444	6,045	13,738	187,238
Net increase (decrease)	130,332	$1,732,546	(1,707)	$(23,702)	58,849	$817,082
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	87,539	$1,192,603	7,183,689	$97,259,803
Shares repurchased	(104,254)	(1,438,720)	(5,849,051)	(79,713,649)
Dividends reinvested	7,773	105,891	1,228,398	16,723,140
Net increase (decrease)	(8,942)	$(140,226)	2,563,036	$34,269,294

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Strategic Fixed Income Investments (concluded)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,158,554	$14,732,706	20,511	$257,482	360,847	$4,531,256
Shares repurchased	(834,812)	(10,596,812)	(3,024)	(38,773)	(145,805)	(1,860,777)
Shares converted from Class B to Class A	4,220	54,950	(4,221)	(54,950)	—	—
Dividends reinvested	239,230	2,973,992	1,826	22,594	50,492	627,167
Net increase	567,192	$7,164,836	15,092	$186,353	265,534	$3,297,646
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	124,187	$1,548,317	10,383,796	$131,380,408
Shares repurchased	(131,417)	(1,641,523)	(29,277,183)	(370,944,752)
Dividends reinvested	29,260	363,729	6,416,564	79,811,700
Net increase (decrease)	22,030	$270,523	(12,476,823)	$(159,752,644)

UBS PACE Municipal Fixed Income Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	331,556	$4,215,698	—	—	90,055	$1,144,839
Shares repurchased	(844,626)	(10,688,696)	—	—	(122,494)	(1,550,413)
Shares converted from Class B to Class A	1,258	15,772	(1,257)	$(15,772)	—	—
Dividends reinvested	74,490	941,294	76	955	11,770	148,756
Net decrease	(437,322)	$(5,515,932)	(1,181)	$(14,817)	(20,669)	$(256,818)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	—	3,021,101	$38,201,258
Shares repurchased	(2,234)	$(28,123)	(1,880,391)	(23,781,815)
Dividends reinvested	64	812	242,916	3,070,101
Net increase (decrease)	(2,170)	$(27,311)	1,383,626	$17,489,544

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	955,999	$11,591,980	1,282	$15,656	179,584	$2,143,204
Shares repurchased	(1,208,678)	(14,615,846)	(4,854)	(58,641)	(106,948)	(1,307,803)
Shares converted from Class B to Class A	4,476	54,425	(4,476)	(54,425)	—	—
Dividends reinvested	170,919	2,076,191	169	2,063	26,485	321,829
Net increase (decrease)	(77,284)	$(893,250)	(7,879)	$(95,347)	99,121	$1,157,230
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,017	$12,001	6,342,348	$76,739,936
Shares repurchased	(712)	(8,858)	(11,741,873)	(141,649,274)
Dividends reinvested	172	2,094	576,921	7,000,558
Net increase (decrease)	477	$5,237	(4,822,604)	$(57,908,780)

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Global Fixed Income Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	203,473	$2,446,418	1,847	$22,267	41,903	$504,797
Shares repurchased	(562,040)	(6,755,512)	(86)	(1,057)	(54,126)	(658,189)
Shares converted from Class B to Class A	1,769	20,733	(1,764)	(20,733)	—	—
Dividends reinvested	326,582	3,807,977	433	5,044	20,711	241,181
Net increase (decrease)	(30,216)	$(480,384)	430	$5,521	8,488	$87,789
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	36,403	$437,240	4,810,731	$57,850,715
Shares repurchased	(167,454)	(1,970,615)	(3,470,956)	(41,681,129)
Dividends reinvested	31,816	370,664	1,559,004	18,171,431
Net increase (decrease)	(99,235)	$(1,162,711)	2,898,779	$34,341,017

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	466,380	$5,094,875	3,570	$40,001	91,793	$1,013,832
Shares repurchased	(1,901,242)	(20,414,425)	(14,161)	(156,962)	(92,348)	(981,653)
Shares converted from Class B to Class A	15,903	172,589	(15,881)	(172,589)	—	—
Dividends reinvested	296,581	3,208,918	322	3,505	17,268	186,956
Net increase (decrease)	(1,122,378)	$(11,938,043)	(26,150)	$(286,045)	16,713	$219,135
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	82,623	$880,745	6,404,190	$69,138,944
Shares repurchased	(312,929)	(3,317,046)	(21,733,322)	(231,552,261)
Dividends reinvested	31,926	344,796	1,546,584	16,724,215
Net decrease	(198,380)	$(2,091,505)	(13,782,548)	$(145,689,102)

UBS PACE High Yield Investments

For the six months ended January 31, 2010:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	342,352	$3,243,778	17,007	$161,583
Shares repurchased	(195,998)	(1,856,651)	(24,639)	(240,427)
Dividends reinvested	28,874	277,312	5,147	49,237
Net increase (decrease)	175,228	$1,664,439	(2,485)	$(29,607)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	—	—	4,004,993	$38,099,328
Shares repurchased	—	—	(2,222,525)	(21,283,274)
Dividends reinvested	33	$318	727,474	6,986,039
Net increase	33	$318	2,509,942	$23,802,093

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE High Yield Investments (concluded)

For the year ended July 31, 2009:

	Class A		Class C1
	Shares	Amount	Shares	Amount
Shares sold	774,901	$5,974,010	213,076	$1,681,927
Shares repurchased	(210,539)	(1,623,355)	(12,105)	(95,429)
Dividends reinvested	37,621	286,334	2,820	22,709
Net increase	601,983	$4,636,989	203,791	$1,609,207
	Class Y2		Class P
	Shares	Amount	Shares	Amount
Shares sold	732	$5,000	7,202,359	$56,408,434
Shares repurchased	—	—	(8,176,699)	(63,172,121)
Dividends reinvested	40	309	1,598,523	12,055,172
Net increase	772	$5,309	624,183	$5,291,485

UBS PACE Large Co Value Equity Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	272,083	$3,909,189	322	$4,280	25,195	$361,559
Shares repurchased	(1,038,172)	(14,991,106)	(3,221)	(46,714)	(149,427)	(2,152,669)
Shares converted from Class B to Class A	8,226	113,309	(8,205)	(113,309)	—	—
Dividends reinvested	89,586	1,296,304	—	—	2,021	29,340
Net decrease	(668,277)	$(9,672,304)	(11,104)	$(155,743)	(122,211)	$(1,761,770)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	37,578	$543,656	6,725,006	$96,589,710
Shares repurchased	(489,700)	(7,157,293)	(7,444,439)	(107,082,779)
Dividends reinvested	21,785	315,880	704,054	10,173,781
Net decrease	(430,337)	$(6,297,757)	(15,379)	$(319,288)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	660,284	$7,930,768	8,254	$93,264	33,877	$393,827
Shares repurchased	(2,870,387)	(34,570,268)	(10,569)	(125,003)	(281,109)	(3,414,489)
Shares converted from Class B to Class A	13,348	153,186	(13,301)	(153,186)	—	—
Dividends reinvested	252,025	2,923,492	288	3,364	13,830	160,984
Net decrease	(1,944,730)	$(23,562,822)	(15,328)	$(181,561)	(233,402)	$(2,859,678)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	210,794	$2,271,355	20,080,494	$230,552,581
Shares repurchased	(478,980)	(5,700,488)	(29,018,138)	(347,132,745)
Dividends reinvested	54,081	627,879	1,694,551	19,605,951
Net decrease	(214,105)	$(2,801,254)	(7,243,093)	$(96,974,213)

1  For the period January 21, 2009 (commencement of issuance) through July 31, 2009.

2  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Large Co Growth Equity Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	188,525	$2,724,715	—	—	8,872	$115,487
Shares repurchased	(466,679)	(6,803,201)	(5,237)	$(68,355)	(35,936)	(483,202)
Shares converted from Class B to Class A	1,878	27,138	(2,023)	(27,138)	—	—
Dividends reinvested	7,175	107,262	—	—	—	—
Net decrease	(269,101)	$(3,944,086)	(7,260)	$(95,493)	(27,064)	$(367,715)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	33,937	$511,468	6,462,535	$95,493,357
Shares repurchased	(357,204)	(5,423,927)	(7,148,618)	(105,959,937)
Dividends reinvested	6,572	100,359	261,628	3,976,812
Net decrease	(316,695)	$(4,812,100)	(424,455)	$(6,489,768)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	644,241	$7,861,600	6,266	$67,411	23,348	$253,122
Shares repurchased	(1,136,486)	(13,708,024)	(6,538)	(70,404)	(81,212)	(919,964)
Shares converted from Class B to Class A	7,080	90,720	(7,571)	(90,720)	—	—
Dividends reinvested	24,059	276,436	97	1,047	2,162	23,264
Net decrease	(461,106)	$(5,479,268)	(7,746)	$(92,666)	(55,702)	$(643,578)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	163,249	$1,893,714	17,204,825	$207,651,720
Shares repurchased	(305,109)	(3,752,192)	(29,819,584)	(366,300,315)
Dividends reinvested	11,397	133,685	484,047	5,648,826
Net decrease	(130,463)	$(1,724,793)	(12,130,712)	$(152,999,769)

UBS PACE Small/Medium Co Value Equity Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	184,508	$2,413,235	—	—	3,953	$49,311
Shares repurchased	(198,052)	(2,597,339)	(5)	$(75)	(71,717)	(855,039)
Shares converted from Class B to Class A	1,280	16,642	(1,395)	(16,642)	—	—
Dividends reinvested	1,166	15,652	—	—	—	—
Net decrease	(11,098)	$(151,810)	(1,400)	$(16,717)	(67,764)	$(805,728)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	24,894	$332,889	2,444,947	$32,532,584
Shares repurchased	(268,883)	(3,751,161)	(3,061,741)	(40,905,880)
Dividends reinvested	959	13,160	58,453	797,903
Net decrease	(243,030)	$(3,405,112)	(558,341)	$(7,575,393)

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Small/Medium Co Value Equity Investments (concluded)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	246,372	$2,616,610	675	$9,455	21,582	$222,857
Shares repurchased	(824,188)	(8,527,066)	(4,666)	(40,399)	(152,975)	(1,441,002)
Shares converted from Class B to Class A	11,752	129,112	(12,604)	(129,112)	—	—
Dividends reinvested	18,011	178,128	6	55	185	1,701
Net decrease	(548,053)	$(5,603,216)	(16,589)	$(160,001)	(131,208)	$(1,216,444)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	124,253	$1,318,210	7,961,183	$79,410,898
Shares repurchased	(166,989)	(1,665,642)	(12,358,189)	(130,657,574)
Dividends reinvested	4,215	42,610	290,387	2,918,328
Net decrease	(38,521)	$(304,822)	(4,106,619)	$(48,328,348)

UBS PACE Small/Medium Co Growth Equity Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	245,225	$2,815,188	—	—	3,857	$41,179
Shares repurchased	(267,158)	(3,089,138)	(2,804)	$(30,540)	(31,033)	(324,166)
Shares converted from Class B to Class A	920	10,976	(1,012)	(10,976)	—	—
Net decrease	(21,013)	$(262,974)	(3,816)	$(41,516)	(27,176)	$(282,987)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	22,822	$270,821	2,828,105	$33,171,855
Shares repurchased	(414,397)	(5,091,675)	(3,334,048)	(39,337,472)
Net decrease	(391,575)	$(4,820,854)	(505,943)	$(6,165,617)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	275,725	$2,618,914	2,493	$18,607	18,606	$183,786
Shares repurchased	(688,549)	(6,322,902)	(2,560)	(20,138)	(95,360)	(830,687)
Shares converted from Class B to Class A	2,918	25,851	(3,160)	(25,851)	—	—
Net decrease	(409,906)	$(3,678,137)	(3,227)	$(27,382)	(76,754)	$(646,901)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	136,334	$1,266,993	8,477,168	$77,137,831
Shares repurchased	(160,723)	(1,523,761)	(14,173,325)	(133,492,602)
Net decrease	(24,389)	$(256,768)	(5,696,157)	$(56,354,771)

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE International Equity Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	265,023	$3,307,881	—	—	992	$12,586
Shares repurchased	(533,817)	(6,707,686)	(1,105)	$(13,821)	(32,006)	(392,751)
Shares converted from Class B to Class A	491	6,040	(494)	(6,040)	—	—
Dividends reinvested	111,134	1,369,177	26	324	4,283	51,910
Net decrease	(157,169)	$(2,024,588)	(1,573)	$(19,537)	(26,731)	$(328,255)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	100,224	$1,261,008	6,770,922	$84,687,156
Shares repurchased	(636,934)	(7,919,550)	(7,004,468)	(87,194,972)
Dividends reinvested	65,958	810,623	1,296,967	15,914,145
Net increase (decrease)	(470,752)	$(5,847,919)	1,063,421	$13,406,329

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	571,939	$6,201,114	—	—	8,873	$89,598
Shares repurchased	(1,330,999)	(13,944,210)	(2,348)	$(30,919)	(84,168)	(889,223)
Shares converted from Class B to Class A	3,892	40,865	(3,932)	(40,865)	—	—
Dividends reinvested	275,755	2,845,791	133	1,371	13,339	135,660
Net decrease	(479,413)	$(4,856,440)	(6,147)	$(70,413)	(61,956)	$(663,965)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	340,446	$3,224,877	19,170,198	$192,830,013
Shares repurchased	(808,911)	(8,469,346)	(28,623,459)	(298,817,677)
Dividends reinvested	157,137	1,616,941	3,107,946	31,949,681
Net decrease	(311,328)	$(3,627,528)	(6,345,315)	$(74,037,983)

UBS PACE International Emerging Markets Equity Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	161,937	$1,860,101	2,997	$32,222	46,942	$481,312
Shares repurchased	(250,852)	(2,870,645)	(876)	(9,356)	(38,047)	(395,624)
Shares converted from Class B to Class A	5,444	60,013	(5,800)	(60,013)	—	—
Dividends reinvested	20,292	234,169	—	—	3,397	36,756
Net increase (decrease)	(63,179)	$(716,362)	(3,679)	$(37,147)	12,292	$122,444
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	307,180	$3,633,901	2,057,591	$23,987,201
Shares repurchased	(1,097,315)	(12,919,539)	(2,569,402)	(29,820,334)
Dividends reinvested	46,841	549,454	251,594	2,943,688
Net decrease	(743,294)	$(8,736,184)	(260,217)	$(2,889,445)

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE International Emerging Markets Equity Investments (concluded)

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	308,284	$2,828,696	628	$5,635	29,331	$263,728
Shares repurchased	(733,563)	(7,326,792)	(4,220)	(38,619)	(141,191)	(1,622,283)
Shares converted from Class B to Class A	4,436	29,549	(4,723)	(29,549)	—	—
Dividends reinvested	562,820	4,254,921	4,671	33,260	114,037	810,805
Net increase (decrease)	141,977	$(213,626)	(3,644)	$(29,273)	2,177	$(547,750)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	1,968,886	$16,393,043	5,348,327	$48,647,585
Shares repurchased	(1,088,099)	(11,160,497)	(9,634,416)	(92,330,347)
Dividends reinvested	591,234	4,540,675	6,768,940	51,850,076
Net increase	1,472,021	$9,773,221	2,482,851	$8,167,314

UBS PACE Global Real Estate Securities Investments

For the six months ended January 31, 2010:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	139,611	$747,661	—	—
Shares repurchased	(162,723)	(875,597)	(1,137)	$(5,889)
Dividends reinvested	52,970	269,088	2,443	12,411
Net increase	29,858	$141,152	1,306	$6,522
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	6,530	$37,007	2,565,040	$13,773,118
Shares repurchased	—	—	(1,277,966)	(6,859,036)
Dividends reinvested	869	4,423	1,120,076	5,690,179
Net increase	7,399	$41,430	2,407,150	$12,604,261

For the year ended July 31, 2009:

	Class A		Class C
	Shares	Amount	Shares	Amount
Shares sold	290,554	$1,287,894	30,714	$122,298
Shares repurchased	(493,143)	(2,608,638)	(30,405)	(125,190)
Dividends reinvested	8,852	39,833	92	416
Net increase (decrease)	(193,737)	$(1,280,911)	401	$(2,476)
	Class Y1		Class P
	Shares	Amount	Shares	Amount
Shares sold	2,675	$11,127	6,764,544	$28,974,209
Shares repurchased	—	—	(5,105,255)	(22,874,570)
Dividends reinvested	—	—	176,684	793,310
Net increase	2,675	$11,127	1,835,973	$6,892,949

1  For the period December 26, 2008 (recommencement of issuance) through July 31, 2009.

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

UBS PACE Alternative Strategies Investments

For the six months ended January 31, 2010:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	1,079,054	$9,750,451	—	—	129,790	$1,151,135
Shares repurchased	(2,135,191)	(19,272,483)	(3,077)	$(27,464)	(120,169)	(1,066,568)
Dividends reinvested	18,849	170,776	—	—	—	—
Net increase (decrease)	(1,037,288)	$(9,351,256)	(3,077)	$(27,464)	9,621	$84,567
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	285,578	$2,595,213	6,980,240	$63,354,144
Shares repurchased	(1,427,754)	(12,981,995)	(5,618,508)	(50,899,670)
Dividends reinvested	3,063	27,810	246,491	2,238,199
Net increase (decrease)	(1,139,113)	$(10,358,972)	1,608,223	$14,692,673

For the year ended July 31, 2009:

	Class A		Class B		Class C
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold	2,260,653	$20,193,719	5,986	$47,632	245,008	$2,036,513
Shares repurchased	(9,335,513)	(79,934,791)	—	—	(258,877)	(2,217,887)
Shares converted from Class B to Class A	4,796	39,330	(4,874)	(39,330)	—	—
Dividends reinvested	123,559	1,014,423	82	660	7,203	58,485
Net increase (decrease)	(6,946,505)	$(58,687,319)	1,194	$8,962	(6,666)	$(122,889)
	Class Y		Class P
	Shares	Amount	Shares	Amount
Shares sold	485,333	$4,304,423	11,356,471	$100,000,134
Shares repurchased	(4,466,050)	(38,519,549)	(24,491,823)	(208,257,527)
Dividends reinvested	60,793	499,722	687,645	5,659,320
Net decrease	(3,919,924)	$(33,715,404)	(12,447,707)	$(102,598,073)

The Portfolios, except for UBS PACE Money Market Investments, charge a 1.00% redemption fee if you sell or exchange any class of shares less than 90 days after purchase, subject to certain exemptions as noted in the prospectuses.

US Treasury Temporary Guarantee Program for Money Market Funds

UBS PACE Money Market Investments Portfolio participated in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covered shareholders of participating money market funds as of the close of business on September 19, 2008. The program expired on September 18, 2009. The Portfolio bore the cost of participating in this program, to the extent not offset by UBS Global AM's fee waivers/voluntary expense reimbursements. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was first extended until April 30, 2009, and the Portfolio paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. The program was then extended a final time, providing coverage through September 18, 2009. In April, the Portfolio paid an

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

additional fee for continued coverage for the period May 1, 2009, through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

Federal tax status

Each of the Portfolios intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, each Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid during the fiscal year ended July 31, 2009 was as follows:

Portfolio	Tax-exempt income	Ordinary income	Long term realized capital gains
UBS PACE Money Market Investments	—	$5,188,699	—
UBS PACE Government Securities Fixed Income Investments	—	31,473,152	—
UBS PACE Intermediate Fixed Income Investments	—	17,340,284	—
UBS PACE Strategic Fixed Income Investments	—	72,003,648	$14,127,728
UBS PACE Municipal Fixed Income Investments	$10,716,766	29,103	—
UBS PACE Global Fixed Income Investments	—	21,847,836	—
UBS PACE High Yield Investments	—	12,761,815	—
UBS PACE Large Co Value Equity Investments	—	24,067,706	—
UBS PACE Large Co Growth Equity Investments	—	1,291,989	4,940,277
UBS PACE Small/Medium Co Value Equity Investments	—	3,121,118	89,716
UBS PACE Small/Medium Co Growth Equity Investments	—	—	—
UBS PACE International Equity Investments	—	37,591,109	—
UBS PACE International Emerging Markets Equity Investments	—	5,178,821	57,546,514
UBS PACE Global Real Estate Securities Investments	—	854,192	—
UBS PACE Alternative Strategies Investments	—	2,920,045	4,443,762

The tax character of distributions paid and the components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Trust's fiscal year ending July 31, 2010.

At July 31, 2009, the following Portfolios had net capital loss carryforwards available as reductions, to the extent provided in the regulations, of future net realized gains. These losses expire as follows:

	Expiration Dates
Portfolio	July 31, 2011	July 31, 2012	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	Total
UBS PACE Intermediate Fixed Income Investments	$1,504,703	$7,849,781	$—	$3,023,333	$1,958,404	$—	$—	$14,336,221
UBS PACE Municipal Fixed Income Investments	—	—	—	—	875,309	1,051,765	—	1,927,074
UBS PACE Global Fixed Income Investments	—	—	—	—	6,340,375	2,354,563	765,140	9,460,078
UBS PACE High Yield Investments	—	—	—	—	—	187,540	4,621,857	4,809,397
UBS PACE Large Co Value Equity Investments	—	—	—	—	—	—	138,871,199	138,871,199

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

	Expiration Dates
Portfolio	July 31, 2011	July 31, 2012	July 31, 2013	July 31, 2014	July 31, 2015	July 31, 2016	July 31, 2017	Total
UBS PACE Large Co Growth Equity Investments	$—	$—	$—	$—	$—	$—	$58,515,117	$58,515,117
UBS PACE Small/Medium Co Value Equity Investments	—	—	—	—	—	—	36,465,774	36,465,774
UBS PACE Small/Medium Co Growth Equity Investments	—	—	—	—	—	—	66,552,548	66,552,548
UBS PACE International Equity Investments	—	—	—	—	—	—	75,160,153	75,160,153
UBS PACE International Emerging Markets Equity Investments	—	—	—	—	—	—	14,417,167	14,417,167
UBS PACE Global Real Estate Securities Investments	—	—	—	—	—	20,265	16,496,463	16,516,728
UBS PACE Alternative Strategies Investments	—	—	—	—	—	—	38,285,609	38,285,609

During the fiscal year ended July 31, 2009, the following Portfolios utilized capital loss carryforwards to offset realized gains:

Portfolio	Capital loss carryforwards utilized
UBS PACE Government Securities Fixed Income Investments	$1,054,103
UBS PACE Intermediate Fixed Income Investments	676,539
UBS PACE Municipal Fixed Income Investments	126,300

In accordance with US Treasury regulations, the following Portfolios have elected to defer realized capital losses and foreign currency losses and passive foreign investment company losses ("PFIC") arising after October 31, 2008. Such losses are treated for tax purposes as arising on August 1, 2009:

Portfolio	Capital losses	Foreign currency losses
UBS PACE Intermediate Fixed Income Investments	$8,094,666	—
UBS PACE Strategic Fixed Income Investments	16,533,964	—
UBS PACE Municipal Fixed Income Investments	1,252,655	—
UBS PACE Global Fixed Income Investments	12,170,919	$1,083,293
UBS PACE High Yield Investments	3,672,564	1,362,429
UBS PACE Large Co Value Equity Investments	249,707,418	—
UBS PACE Large Co Growth Equity Investments	220,616,713	—
UBS PACE Small/Medium Co Value Equity Investments	108,946,003	—
UBS PACE Small/Medium Co Growth Equity Investments	76,815,380	—
UBS PACE International Equity Investments	216,429,634	—
UBS PACE International Emerging Markets Equity Investments	36,995,288	—
UBS PACE Global Real Estate Securities Investments	26,120,740	—
UBS PACE Alternative Strategies Investments	95,176,812	—

UBS PACE Select Advisors Trust

Notes to financial statements (unaudited)

As of and during the period ended January 31, 2010, the Portfolios did not have any liabilities for any unrecognized tax positions. The Portfolios recognize interest and penalties, if any, related to unrecognized tax positions as income tax expense in the Statement of operations. During the six months ended January 31, 2010, the Portfolios did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events

Management has evaluated the effect of subsequent events on the Portfolios' financial statements through the date of issuance of the Portfolios' financial statements. Management has determined that there are no material subsequent events that would require disclosure in or adjustment to the Portfolios' financial statements.

UBS PACE Select Advisors Trust

General information (unaudited)

Quarterly Form N-Q portfolio schedule

Each Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolios' Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolios upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of each Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how a Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting a Portfolio directly at 1-800-647 1568, online on a Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, UBS PACE Money Market Investments designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2009 as short-term capital gain dividends.

UBS PACE Select Advisors Trust

Board Approvals of Sub-Advisory Agreements (unaudited)

November 2009 Board Meeting:

Brookfield Investment Management Inc. and ING Clarion Real Estate Securities, LLC

Background—At a meeting of the board of UBS PACE Select Advisors Trust (the "Trust") on November 11, 2009, the members of the board, including the Trustees who are not "interested persons" of the Trust ("Independent Trustees") as defined in the Investment Company Act of 1940, as amended ("Investment Company Act"), considered and approved (1) a proposed sub-advisory agreement between UBS Global Asset Management (Americas) Inc. ("UBS Global AM") and Brookfield Investment Management Inc. ("Brookfield") and (2) a proposed sub-advisory agreement between UBS Global AM and ING Clarion Real Estate Securities, LLC ("ING CRES"), each with respect to UBS PACE Global Real Estate Securities Investments (the "Portfolio") (each a "Sub-Advisory Agreement"). In considering the approval of the proposed Sub-Advisory Agreements, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the investment advisory and sub-advisory agreements for the other portfolios of the Trust, including the extensive materials the board had reviewed at its last annual contract renewal meeting for the portfolios in July 2009, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of the Trustees in considering approval of advisory and sub-advisory agreements. The board also received a memorandum from UBS Global AM discussing UBS Global AM's reasons for recommending ING CRES and Brookfield as investment advisors for the Portfolio.

In its consideration of the approval of the Sub-Advisory Agreements, the board considered the following factors:

Nature, Extent and Quality of the Services under the Sub-Advisory Agreements—The board's evaluation of the services to be provided by ING CRES and Brookfield to the Portfolio took into account the board's knowledge and familiarity gained as Trustees of funds in the UBS New York fund complex, including the Trust and its portfolios. The board considered management's reasons for recommending ING CRES and Brookfield to replace Goldman Sachs Asset Management LP ("GSAM"), including management's belief that the proposed changes, which include the introduction of a multi-manager structure, should result in superior risk-adjusted performance with less volatility for the Portfolio as a whole. The board also received materials from each of ING CRES and Brookfield detailing each investment advisor's investment philosophy and met with representatives of each of ING CRES and Brookfield, who discussed with the board their investment philosophies and process and the backgrounds and qualifications of the portfolio management team. The board also received information about the possible spin-off of ING Group's banking business from its insurance and investment management businesses over the next several years. (ING CRES is part of ING Group.) The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Sub-Advisory Agreements.

Sub-Advisory Fees—The board reviewed and considered the proposed contractual sub-advisory fees to be payable by UBS Global AM to each of ING CRES and Brookfield in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by ING CRES and Brookfield, respectively. The board took note that the overall blended sub-advisory fee proposed to be charged by ING CRES and Brookfield would be slightly less than the sub-advisory fee paid to GSAM. The board also considered that the compensation to be paid to ING CRES and Brookfield would be paid by UBS Global AM, not the Portfolio and, accordingly, that the retention of ING CRES and Brookfield would not affect the fees otherwise incurred by the Portfolio's shareholders. Taking all of the above into consideration, the board determined that each

UBS PACE Select Advisors Trust

Board Approvals of Sub-Advisory Agreements (unaudited)

proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the applicable Sub-Advisory Agreement.

Fund Performance—The board received and considered composite performance information provided by each of ING CRES and Brookfield. The board also noted that, as each of ING CRES and Brookfield would be a new investment advisor to the Portfolio, the current performance of the Portfolio was not directly relevant to the consideration of the approval of either Sub-Advisory Agreement.

Advisor Profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the sub-advisory fees would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of Scale—The board noted that, as the sub-advisory fees for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fees was not relevant.

Other Benefits to ING Clarion and Brookfield—The board was informed by management that each of ING CRES's and Brookfield's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that neither ING CRES nor Brookfield would receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio). The board recognized that ING CRES and Brookfield could each receive intangible benefits from its association with the Portfolio, such as increased name recognition or publicity from being selected as an investment advisor to the Portfolio after an extensive review process. Similarly, the Portfolio could benefit from having an investment advisor with an established or well-regarded reputation.

In light of all of the foregoing, the board approved the Sub-Advisory Agreements for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve either Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

Delaware Management Company

Background—At the same meeting, the members of the board, including the Independent Trustees, also considered and approved a proposed sub-advisory agreement between UBS Global AM and Delaware Management Company ("Delaware") with respect to UBS PACE Large Co Growth Equity Investments (the "Portfolio") (the "Delaware Sub-Advisory Agreement"). In considering the approval of the proposed Delaware Sub-Advisory Agreement, the board was able to draw on its knowledge of the Trust, its portfolios and UBS Global AM. The board took note of its knowledge of UBS Global AM and the investment advisory and sub-advisory agreements for the other portfolios of the Trust, including the extensive materials the board had reviewed at its last annual contract renewal meeting for the portfolios in July 2009, and noted that it had at that time received a memorandum from its independent legal counsel discussing, among other things, the duties of the Trustees in considering approval of advisory and sub-advisory agreements. The board also received a memorandum from UBS Global AM containing information about a proposed transaction (the "Transaction") whereby Delaware's parent company, Delaware Management Holdings, Inc., would be acquired by a subsidiary of Macquarie Bank Limited ("Macquarie"). The consummation of the Transaction, expected within the following few months, would trigger the automatic termination of the

UBS PACE Select Advisors Trust

Board Approvals of Sub-Advisory Agreements (unaudited)

existing sub-advisory agreement with Delaware, and the board was being asked to approve a new sub-advisory agreement so that Delaware could continue to provide services to the Portfolio. The memorandum also discussed UBS Global AM's reasons for recommending the approval of the Delaware Sub-Advisory Agreement to the board, including its belief that the Delaware investment team would be able to continue to perform at its current level after the Transaction and that there would be no material risks to the Portfolio associated with the change in control. The board also took note that Delaware had served as an investment advisor to the Portfolio since December 2007 and that no changes in portfolio management or investment philosophy and process were being proposed as a result of the Delaware change in control.

In its consideration of the approval of the proposed Delaware Sub-Advisory Agreement, the board considered the following factors:

Nature, Extent and Quality of the Services under the Sub-Advisory Agreement—The board took note that at its recent annual contract renewal meeting for the Trust in July 2009, in connection with its review of the Trust's advisory, sub-advisory and distribution agreements, it had received and considered extensive information regarding UBS Global AM and a description of UBS Global AM's role in coordinating providers of other services to the portfolios of the Trust, including oversight of the provision of sub-advisory services by the investment advisors to the portfolios. The board's evaluation of the services to be provided by Delaware to the Portfolio took into account the board's knowledge and familiarity gained as Trustees of funds in the UBS New York fund complex, including the Trust and its portfolios. The board took note that no changes from the services provided by Delaware to the Portfolio under the existing sub-advisory agreement with Delaware were being proposed. The board concluded that, overall, it was satisfied with the nature, extent and quality of services expected to be provided to the Portfolio under the proposed Delaware Sub-Advisory Agreement.

Sub-Advisory Fee—The board reviewed and considered the proposed contractual sub-advisory fee to be payable by UBS Global AM in light of the nature, extent and quality of the sub-advisory services anticipated to be provided by Delaware. The board noted that no change in the sub-advisory fee paid to Delaware by UBS Global AM was being proposed. The board also considered that the compensation to be paid to Delaware would be paid by UBS Global AM, not the Portfolio and, accordingly, that the continued retention of Delaware would not increase the fees otherwise incurred by the Portfolio's shareholders.

Taking all of the above into consideration, the board determined that the proposed sub-advisory fee was reasonable in light of the nature, extent and quality of the services proposed to be provided to the Portfolio under the Delaware Sub-Advisory Agreement.

Fund Performance—The board considered the current performance of the portion of the Portfolio sub-advised by Delaware and determined that it was satisfied with that performance.

Advisor Profitability—Profitability of UBS Global AM or its affiliates in providing services to the Portfolio was not a factor considered by the board, as the sub-advisory fee would be paid by UBS Global AM out of the management fee paid to it by the Portfolio, and not by the Portfolio.

Economies of Scale—The board noted that, as the sub-advisory fee for the Portfolio would be paid by UBS Global AM, not by the Portfolio, consideration of economies of scale with respect specifically to the sub-advisory fee was not relevant. The board also noted that the sub-advisory fee was not proposed to be changed.

UBS PACE Select Advisors Trust

Board Approvals of Sub-Advisory Agreements (unaudited)

Other Benefits to Delaware—The board was informed by management that Delaware's relationship with the Portfolio would be limited to its provision of sub-advisory services to the Portfolio and that therefore management believed that Delaware would not receive tangible ancillary benefits as a result of its relationship with the Portfolio, with the exception of possible benefits from soft dollars for the Portfolio (which would also potentially benefit the Portfolio).

In light of all of the foregoing, the board approved the proposed Delaware Sub-Advisory Agreement for the Portfolio.

No single factor reviewed by the board was identified by the board as the principal factor in determining whether to approve the Delaware Sub-Advisory Agreement. The Independent Trustees were advised by separate independent legal counsel throughout the process.

(This page has been left blank intentionally)

UBS PACE® Money Market
Investments

Semiannual Report
January 31, 2010

UBS PACE Money Market Investments

March 17, 2010

Dear Shareholder,

Performance

For the six months ended January 31, 2010, the Portfolio returned 0.01%, before the deduction of the maximum UBS PACE program fee. (The Portfolio declined 0.74%, after the deduction of the maximum UBS PACE program fee, for the same six-month period.) Please remember that the UBS PACE program fee is assessed outside the Portfolio at the UBS PACE program account level. The program fee does not impact the determination of the Portfolio's net asset value per share. In comparison, the 90-Day US T-Bill Index (the "benchmark") returned 0.06% and the median return of the Lipper Money Market Funds category was 0.01%. (Returns over various time periods are shown in the "Performance at a glance" table on page 5. Please note that the returns shown do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.)

Market Review

Money market fund managers were faced with a number of challenges over the reporting period. The Federal Reserve Board's (the "Fed's") efforts to stimulate economic growth kept yields at historically low levels, making the quest for income largely futile. Significantly, however, despite these obstacles, money market funds continued to attract investors.

UBS PACE Money
Market Investments

Investment Advisor:

UBS Global Asset Management (Americas) Inc.

Portfolio Manager:

Robert Sabatino

Objective:

Current income consistent with preservation of capital and liquidity

Investment process:

The Portfolio is a money market mutual fund and seeks to maintain a stable price of $1.00 per share, although it may be possible to lose money by investing in this Portfolio. The Portfolio invests in a diversified portfolio of high-quality money market instruments of governmental and private issuers. Security selection is based on the assessment of relative values and changes in market and economic conditions.

1

UBS PACE Money Market Investments

On the economic front, while growth in the US was still strained when the reporting period began, the recession—considered to be the longest since the Great Depression—appears to have ended.* Gross domestic product ("GDP") declined 6.4% for the first quarter of 2009, its third consecutive quarterly contraction. While the economy continued to struggle throughout the second quarter of 2009, GDP fell at a more modest pace, declining 0.7%. The Commerce Department then reported that third quarter 2009 GDP increased 2.2% and its advance estimate for fourth quarter GDP was a strong 5.7% expansion. The US economy's turnaround was due, in part, to the Fed's accommodative monetary policy and the federal government's $787 billion stimulus program.

Portfolio Performance

Given the issues impacting the credit markets, we sought to maintain a high degree of liquidity in the Portfolio, in order to minimize pricing volatility and to meet redemption requests. We initially invested a significant portion of the Portfolio's new investments in relatively short term money market securities, maturing within one to three months. As the reporting period progressed and the credit markets stabilized, we increased the Portfolio's weighted average maturity significantly, ending the period at 53 days. (Weighted average maturity is an average of the maturity dates of a portfolio's securities, weighted by the dollar amount that is invested in each maturity.)
At the issuer level, we maintained a relatively higher level of diversification by investing in smaller positions. The Portfolio is generally able to hold up to 5.00% in any one issuer (subject to certain exceptions), with the goal of reducing risk and keeping the Portfolio liquid. As the economic environment improved in the period, we gradually increased our single issuer exposure, typically purchasing up to 3% in single non-government issuers.

*  The National Bureau of Economic Research (NBER) defines economic recession as: "a significant decline in the economic activity spread across the economy, lasting more than a few months, normally visible in real GDP growth, real personal income, employment (non-farm payrolls), industrial production and wholesale-retail sales."

2

UBS PACE Money Market Investments

In addition, we significantly increased the Portfolio's position in certificates of deposit and slightly decreased its exposure to asset-backed commercial paper. In contrast, we decreased the Portfolio's position in US government and agency obligations, repurchase agreements and short-term corporate obligations. (Repurchase agreements are transactions in which the seller of a security agrees to buy it back at a predetermined time and price or upon demand.)

On a final note, on January 27, 2010, the Securities and Exchange Commission ("SEC") voted to adopt rule amendments designed to strengthen the regulations governing money market funds. The amendments impose new liquidity, credit quality and maturity limits. They also enhance disclosures by, among other things, requiring the monthly posting of portfolio holdings reports. UBS Global Asset Management (Americas) Inc. ("UBS Global AM") welcomes the SEC's approval of these new requirements. We believe that they will fortify the money market sector and are consistent with UBS Global AM's long-standing conservative approach to the management of its US money market funds. The new amendments are expected to become effective beginning later in 2010.

As always, we thank you for your continued support and welcome any comments or questions you may have.

Sincerely,

Kai R. Sotorp President UBS PACE Select Advisors Trust Head—Americas UBS Global Asset Management (Americas) Inc.	Robert Sabatino Portfolio Manager UBS PACE Money Market Investments Managing Director UBS Global Asset Management (Americas) Inc.

3

UBS PACE Money Market Investments

This letter is intended to assist shareholders in understanding how the Portfolio performed during the 6-month period ended January 31, 2010. The views and opinions in this letter were current as of March 17, 2010. They are not guarantees of performance or investment results and should not be taken as investment advice.

Investment decisions reflect a variety of factors, and we reserve the right to change our views about individual securities, sectors and markets at any time. As a result, the views expressed should not be relied upon as a forecast of the Portfolio's future investment intent. We encourage you to consult your financial advisor regarding your personal investment program. Investors should carefully read and consider a mutual fund's investment objectives, risks, charges, and expenses before investing. The prospectus contains this and other information about a mutual fund. For a current prospectus, contact UBS Global Asset Management at 888-793 8637, or visit us on the Web at www.ubs.com/globalam-us.

4

UBS PACE Money Market Investments

Performance at a glance (unaudited)

Average annual total returns for periods ended 01/31/10

	6 months	1 year	5 years	10 years
UBS PACE Money Market Investments before deducting maximum UBS PACE program fee[1]	0.01%	0.07%	2.81%	2.65%
UBS PACE Money Market Investments after deducting maximum UBS PACE program fee[1]	(0.74)%	(1.42)%	1.28%	1.13%
90-Day US T-Bill Index[2]	0.06%	0.15%	2.84%	2.79%
Lipper Money Market Funds median	0.01%	0.08%	2.70%	2.51%

For UBS PACE Money Market Investments, average annual total returns for periods ended December 31, 2009, after deduction of the maximum UBS PACE program fee, were as follows: 1-year period, (1.36)%; 5-year period, 1.31%; 10-year period, 1.17%.

For UBS PACE Money Market Investments, the 7-day current yield for the period ended January 31, 2010 was 0.01% (without maximum UBS PACE program fee and after fee waivers and/or expense reimbursements; the yield was (0.29)% before fee waivers and/or expense reimbursements). With the maximum UBS PACE program fee, the 7-day current yield was (1.49)% after fee waivers and/or expense reimbursements; the yield was (1.79)% before fee waivers and/or expense reimbursements. The Portfolio's yield quotation more closely reflects the current earnings of the Portfolio than the total return quotation. Yields will fluctuate and reflect fee waivers.

1  The maximum annual UBS PACE program fee is 1.5% of the value of UBS PACE assets.

2  90-Day US T-Bills are promissory notes issued by the US Treasury and sold through competitive bidding, with a short-term maturity date, in this case, of three months. This Index is derived from secondary market interest rates as published by the Federal Reserve Bank. Investors should note that indices do not reflect the deduction of fees and expenses.

Past performance does not predict future performance and the performance information provided does not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions. The return of an investment will fluctuate. Performance results assume reinvestment of all dividends and capital gain distributions at net asset value on the payable dates. Total returns for the period of less than one year have not been annualized. Current performance may be higher or lower than the performance data quoted.

Lipper peer group data calculated by Lipper Inc.; used with permission. The Lipper median is the return of the fund that places in the middle of a Lipper peer group.

An investment in UBS PACE Money Market Investments is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Not FDIC Insured. May lose value. No Bank guarantee.

5

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)

As a shareholder of the Portfolio, you incur two types of costs: (1) ongoing program fees; and (2) ongoing Portfolio costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The example below is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, August 1, 2009 to January 31, 2010.

Actual expenses

The first line in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over a period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

6

UBS PACE Money Market Investments

Understanding your Portfolio's expenses (unaudited)
(concluded)

Please note that the expenses shown in the table are meant to highlight your ongoing Portfolio costs only and do not reflect any program fees. Therefore, the second line in the table is useful in comparing ongoing Portfolio costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these program fees were included, your costs would have been higher.

		Beginning account value August 1, 2009	Ending account value January 31, 2010	Expenses paid during period[1] 08/01/09 to 01/31/10	Expense ratio during the period
Class P	Actual	$1,000.00	$1,000.10	$1.46	0.29%
	Hypothetical (5% annual return before expenses)	1,000.00	1,023.74	1.48	0.29%

1  Expenses are equal to the Portfolio's annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184 divided by 365 (to reflect the one-half year period).

7

UBS PACE Money Market Investments

Portfolio statistics (unaudited)

Characteristics	01/31/10
Net assets (mm)	$403.2
Number of holdings	81
Weighted average maturity	53 days
Portfolio composition[1]	01/31/10
Commercial paper	40.1%
US government and agency obligations	23.8
Certificates of deposit	18.1
Repurchase agreements	12.8
Short-term corporate obligations	1.5
Bank note	1.2
Other assets less liabilities	2.5
Total	100.0%
Top 10 holdings[1]	01/31/10
Repurchase agreement with Deutsche Bank Securities, 0.110% due 02/01/10	8.9%
Repurchase agreement with Barclays Bank PLC, 0.110% due 02/01/10	3.7
Federal Home Loan Bank, 0.550% due 06/04/10	2.5
Bank of Tokyo-Mitsubishi UFJ Ltd., 0.170% due 02/16/10	2.5
Dexia Delaware LLC, 0.220% due 02/02/10	2.5
Amsterdam Funding Corp., 0.150% due 02/16/10	2.5
Bank of Montreal, 0.100% due 02/01/10	2.0
ENI Finance USA, Inc., 0.130% due 02/16/10	1.5
Enterprise Funding Co. LLC, 0.220% due 02/24/10	1.4
Federal Home Loan Bank, 0.191% due 02/09/10	1.4
Total	28.9%

1  Weightings represent percentages of the Portfolio's net assets as of January 31, 2010. The Portfolio is actively managed and its composition will vary over time.

8

UBS PACE Money Market Investments

Statement of net assets—January 31, 2010 (unaudited)

Security description	Face amount	Value
US government and agency obligations—23.82%
Federal Farm Credit Bank
0.500%, due 08/09/10[1]	$5,000,000	$4,986,875
Federal Home Loan Bank
0.191%, due 02/09/10[2]	5,500,000	5,500,139
0.413%, due 02/13/10[2]	5,000,000	5,000,000
0.520%, due 06/01/10	3,000,000	2,999,638
0.550%, due 06/04/10	10,000,000	10,011,024
2.750%, due 06/18/10	5,000,000	5,046,828
0.500%, due 10/15/10	2,100,000	2,099,906
0.500%, due 10/29/10	4,000,000	4,005,836
0.500%, due 12/28/10	4,000,000	4,000,000
0.400%, due 01/04/11	2,000,000	1,998,579
Federal Home Loan Mortgage Corp.*
0.350%, due 02/16/10[1]	5,000,000	4,999,271
0.210%, due 04/19/10[1]	5,000,000	4,997,754
0.145%, due 04/26/10[1]	5,000,000	4,998,308
0.230%, due 07/06/10[1]	5,000,000	4,995,049
0.520%, due 07/16/10[1]	5,000,000	4,988,083
0.170%, due 07/20/10[1]	5,000,000	4,996,010
Federal National Mortgage Association*
0.141%, due 04/13/10[2]	5,000,000	5,000,000
0.190%, due 06/09/10[1]	5,000,000	4,996,622
2.875%, due 10/12/10	1,300,000	1,321,282
US Treasury Bills
0.495%, due 07/29/10[1]	3,350,000	3,341,801
0.498%, due 07/29/10[1]	1,650,000	1,645,941
US Treasury Notes
2.000%, due 02/28/10	4,100,000	4,105,367
Total US government and agency obligations (cost—$96,034,313)		96,034,313
Bank note—1.24%
Banking-US—1.24%
Bank of America N.A.
0.210%, due 03/26/10 (cost—$5,000,000)	5,000,000	5,000,000

9

UBS PACE Money Market Investments

Statement of net assets—January 31, 2010 (unaudited)

Security description	Face amount	Value
Certificates of deposit—18.13%
Banking-non-US—16.39%
Banco Bilbao Vizcaya London
0.255%, due 02/19/10	$5,000,000	$5,000,012
Bank of Montreal
0.100%, due 02/01/10	8,000,000	8,000,000
Bank of Nova Scotia
0.320%, due 03/08/10	1,000,000	1,000,010
1.100%, due 05/11/10	1,600,000	1,600,000
Bank of Tokyo-Mitsubishi UFJ Ltd.
0.170%, due 02/16/10	10,000,000	10,000,042
BNP Paribas SA
0.230%, due 03/30/10	3,000,000	3,000,000
Intesa Sanpaolo SpA
0.150%, due 02/12/10	5,000,000	5,000,000
National Australia Bank Ltd.
0.210%, due 04/30/10	4,000,000	4,000,000
National Bank of Canada
0.190%, due 02/24/10	5,000,000	5,000,000
Natixis
0.200%, due 02/12/10	5,000,000	5,000,008
0.220%, due 03/22/10	5,000,000	5,000,000
Rabobank Nederland N.V.
0.290%, due 07/06/10	2,000,000	2,000,000
Societe Generale
0.500%, due 02/01/10	2,000,000	2,000,000
UniCredito Italiano SpA
0.210%, due 02/25/10	5,000,000	5,000,000
Westpac Banking Corp.
0.200%, due 02/01/10[2]	3,500,000	3,500,000
0.210%, due 02/01/10[2]	1,000,000	1,000,000
		66,100,072

10

UBS PACE Money Market Investments

Statement of net assets—January 31, 2010 (unaudited)

Security description	Face amount	Value
Certificates of deposit—(concluded)
Banking-US—1.74%
Royal Bank of Scotland PLC
0.200%, due 04/19/10	$5,000,000	$5,000,000
State Street Bank & Trust Co.
0.220%, due 05/20/10	2,000,000	2,000,000
		7,000,000
Total certificates of deposit (cost—$73,100,072)		73,100,072
Commercial paper[1]—40.08%
Asset backed-miscellaneous—17.15%
Amsterdam Funding Corp.
0.150%, due 02/16/10	10,000,000	9,999,375
Atlantic Asset Securitization LLC
0.190%, due 03/04/10	5,000,000	4,999,182
Bryant Park Funding LLC
0.150%, due 02/17/10	3,201,000	3,200,787
Chariot Funding LLC
0.150%, due 02/25/10	4,000,000	3,999,600
Enterprise Funding Co. LLC
0.220%, due 02/24/10	5,504,000	5,503,226
Market Street Funding LLC
0.200%, due 03/11/10	5,000,000	4,998,944
Old Line Funding Corp.
0.220%, due 02/16/10	5,000,000	4,999,542
Ranger Funding Co. LLC
0.210%, due 03/12/10	2,000,000	1,999,545
0.180%, due 04/27/10	5,000,000	4,997,875
Salisbury Receivables Co. LLC
0.150%, due 02/04/10	2,000,000	1,999,975
Sheffield Receivables Corp.
0.180%, due 04/26/10	5,000,000	4,997,900
Thames Asset Global Securitization No. 1
0.150%, due 02/10/10	5,000,000	4,999,813
0.140%, due 02/18/10	5,000,000	4,999,669

11

UBS PACE Money Market Investments

Statement of net assets—January 31, 2010 (unaudited)

Security description	Face amount	Value
Commercial paper[1]—(continued)
Asset backed-miscellaneous—(concluded)
Variable Funding Capital Corp.
0.160%, due 02/16/10	$3,446,000	$3,445,770
0.150%, due 02/25/10	4,000,000	3,999,600
		69,140,803
Asset backed-securities—2.48%
Grampian Funding LLC
0.250%, due 02/01/10	5,000,000	5,000,000
0.350%, due 02/02/10	5,000,000	4,999,951
		9,999,951
Banking-non-US—2.73%
Banco Bilbao Vizcaya London
0.250%, due 03/17/10	5,000,000	4,998,472
Intesa Funding LLC
0.150%, due 02/19/10	5,000,000	4,999,625
Westpac Securitization NZ Ltd.
0.311%, due 02/22/10	1,000,000	1,000,000
		10,998,097
Banking-US—14.13%
Barclays US Funding Corp.
0.210%, due 02/09/10	5,000,000	4,999,767
Calyon N.A., Inc.
0.280%, due 02/19/10	5,000,000	4,999,300
CBA (Delaware) Finance, Inc.
0.300%, due 06/23/10	3,000,000	2,996,450
Danske Corp.
0.170%, due 02/05/10	5,000,000	4,999,905
0.190%, due 03/01/10	5,000,000	4,999,261
Deutsche Bank Financial LLC
0.190%, due 04/07/10	4,000,000	3,998,628
Dexia Delaware LLC
0.220%, due 02/02/10	10,000,000	9,999,939
ING (US) Funding LLC
0.170%, due 02/08/10	5,000,000	4,999,835

12

UBS PACE Money Market Investments

Statement of net assets—January 31, 2010 (unaudited)

Security description	Face amount	Value
Commercial paper[1]—(concluded)
Banking-US—(concluded)
Nordea N.A., Inc.
0.205%, due 02/19/10	$5,000,000	$4,999,487
Rabobank USA Financial Corp.
0.180%, due 03/18/10	5,000,000	4,998,875
Societe Generale N.A., Inc.
0.245%, due 02/12/10	5,000,000	4,999,626
		56,991,073
Energy-integrated—1.49%
ENI Finance USA, Inc.
0.130%, due 02/16/10	6,000,000	5,999,675
Finance-captive automotive—0.74%
Toyota Motor Credit Corp.
0.200%, due 02/03/10	3,000,000	2,999,967
Finance-noncaptive diversified—0.99%
General Electric Capital Corp.
0.210%, due 05/03/10	4,000,000	3,997,877
Food/beverage—0.37%
Nestle Capital Corp.
0.650%, due 02/16/10	1,500,000	1,499,594
Total commercial paper (cost—$161,627,037)		161,627,037
Short-term corporate obligations—1.49%
Banking-non-US—0.25%
Commonwealth Bank of Australia
0.269%, due 04/28/10[2,3]	1,000,000	1,000,000
Supranationals—1.24%
International Bank for Reconstruction & Development
0.150%, due 03/05/10[1]	5,000,000	4,999,333
Total short-term corporate obligations (cost—$5,999,333)		5,999,333

13

UBS PACE Money Market Investments

Statement of net assets—January 31, 2010 (unaudited)

Security description	Face amount	Value
Repurchase agreements—12.81%
Repurchase agreement dated 01/29/10 with Barclays Bank PLC, 0.110% due 02/01/10, collateralized by $15,380,000 Federal National Mortgage Association obligations, 4.150% due 12/17/18; (value—$15,300,665); proceeds: $15,000,138	$15,000,000	$15,000,000
Repurchase agreement dated 01/29/10 with Deutsche Bank Securities, 0.110% due 02/01/10, collateralized by $36,743,000 Federal National Mortgage Association obligations, 2.000% due 04/29/13; (value—$36,720,219); proceeds: $36,000,330	36,000,000	36,000,000
Repurchase agreement dated 01/29/10 with State Street Bank & Trust Co., 0.010% due 02/01/10, collateralized by $669,398 US Treasury Bills, zero coupon due 06/10/10 to 07/01/10; (value—$669,126); proceeds: $656,001	656,000	656,000
Total repurchase agreements (cost—$51,656,000)		51,656,000
Total investments (cost—$393,416,755 which approximates cost for federal income tax purposes)—97.57%		393,416,755
Other assets in excess of liabilities—2.43%		9,808,247
Net assets (applicable to 403,224,514 shares of beneficial interest outstanding equivalent to $1.00 per share)—100.00%		$403,225,002

*  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship, and the US Treasury guaranteed the debt issued by those organizations.

1  Interest rates shown are the discount rates at date of purchase.

2  Variable rate securities. The maturity dates reflect earlier of reset dates or stated maturity dates. The interest rates shown are the current rates as of January 31, 2010, and reset periodically.

3  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. This security, which represents 0.25% of net assets as of January 31, 2010, is considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

14

UBS PACE Money Market Investments

Statement of net assets—January 31, 2010 (unaudited)

Affiliated issuer activity

The table below details the Portfolio's activity in an affiliated issuer during the six months ended January 31, 2010. The advisor earns a management fee from UBS Private Money Market Fund LLC.

Security description	Value at 07/31/09	Purchases during the six months ended 01/31/10	Sales during the six months ended 01/31/10	Value at 01/31/10	Net income earned from affiliate for the six months ended 01/31/10
UBS Private Money Market Fund LLC	$9,894,000	$—	$9,894,000	$—	$87

The following is a summary of the fair valuations according to the inputs used as of January 31, 2010 in valuing the Portfolio's investments:

	Unadjusted quoted prices in active markets for identical investments (Level 1)	Other significant observable inputs (Level 2)	Unobservable inputs (Level 3)	Total
US government and agency obligations	$—	$96,034,313	$—	$96,034,313
Bank note	—	5,000,000	—	5,000,000
Certificates of deposit	—	73,100,072	—	73,100,072
Commercial paper	—	161,627,037	—	161,627,037
Short-term corporate obligations	—	5,999,333	—	5,999,333
Repurchase agreements	—	51,656,000	—	51,656,000
Total	$—	$393,416,755	$—	$393,416,755

15

UBS PACE Money Market Investments

Statement of net assets—January 31, 2010 (unaudited)

Issuer breakdown by country of origin

Percentage of total investments
United States	77.5%
Italy	5.3
Canada	4.0
France	3.8
Japan	3.3
Australia	2.7
Spain	2.5
Netherlands	0.5
Switzerland	0.4
Total	100.0%

Weighted average maturity—53 days

See accompanying notes to financial statements
16

UBS PACE Money Market Investments

Statement of operations

For the six months ended January 31, 2010 (unaudited)
Investment income:
Interest	$702,503
Affiliated securities lending income	87
702,590
Expenses:
Transfer agency and related services fees	1,002,793
Investment management and administration fees	826,330
Reports and notices to shareholders	139,985
Professional fees	41,623
Custody and accounting fees	31,426
US Treasury Temporary Guarantee Program Participation fees	29,569
State registration fees	26,983
Insurance expense	13,225
Trustees' fees	8,713
Other expenses	6,083
2,126,730
Less: Fee waivers and/or expense reimbursements by investment manager and administrator	(1,447,827)
Net expenses	678,903
Net investment income	23,687
Net realized gain from investment activities	649
Net increase in net assets resulting from operations	$24,336

Statement of changes in net assets

	For the six months ended January 31, 2010 (unaudited)	For the year ended July 31, 2009
From operations:
Net investment income	$23,687	$5,113,515
Net realized gains from investment activities	649	43,603
Net increase in net assets resulting from operations	24,336	5,157,118
Dividends and distributions to shareholders from:
Net investment income	(23,687)	(5,113,515)
Net realized gains from investment activities	(10,489)	(75,184)
Total dividends and distributions to shareholders	(34,176)	(5,188,699)
From beneficial interest transactions:
Net increase (decrease) in net assets from beneficial interest transactions	(126,723,667)	6,747,394
Net increase (decrease) in net assets	(126,733,507)	6,715,813
Net assets:
Beginning of period	529,958,509	523,242,696
End of period	$403,225,002	$529,958,509
Accumulated undistributed net investment income	$—	$—

See accompanying notes to financial statements
17

UBS PACE Money Market Investments

Financial highlights

Selected data for a share of beneficial interest outstanding throughout each period is presented below:

	For the six months ended January 31,	For the years ended July 31,
	2010 (unaudited)	2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Net investment income	0.000[1]	0.008	0.033	0.048	0.038	0.018
Dividends from net investment income	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)	(0.018)
Distributions from net realized gains from investment activities	(0.000)[1]	(0.000)[1]	—	—	—	—
Total dividends and distributions	(0.000)[1]	(0.008)	(0.033)	(0.048)	(0.038)	(0.018)
Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00	$1.00
Total investment return[2]	0.01%	0.81%	3.40%	4.86%	3.89%	1.80%
Ratios/supplemental data:
Net assets, end of period (000's)	$403,225	$529,959	$523,243	$408,562	$342,573	$227,528
Expenses to average net assets, net of fee waivers and/or expense reimbursements by manager	0.29%[3]	0.59%	0.60%	0.60%	0.60%	0.60%
Expenses to average net assets, before fee waivers and/or expense reimbursements by manager	0.90%[3]	0.89%	0.93%	0.92%	0.99%	0.97%
Net investment income to average net assets	0.01%[3]	0.78%	3.27%	4.75%	3.89%	1.85%

1  Amount represents less than $0.0005 per share.

2  Total investment return is calculated assuming a $10,000 investment on the first day of each period reported, reinvestment of all dividends and other distributions, if any, at net asset value on the payable dates, and a sale at net asset value on the last day of each period reported. The figures do not include program fees; results would be lower if these fees were included. Total investment return for the period of less than one year has not been annualized. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions.

3  Annualized.

See accompanying notes to financial statements
18

19

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Organization and significant accounting policies

UBS PACE Money Market Investments (the "Portfolio") is a diversified portfolio of UBS PACE Select Advisors Trust (the "Trust"), which was organized as a Delaware statutory trust under the laws of the State of Delaware by Certificate of Trust dated September 9, 1994, as amended June 9, 1995 and thereafter, and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as an open-end management investment company. The trustees of the Trust have authority to issue an unlimited number of shares of beneficial interest, par value $0.001 per share.

The Trust has fifteen Portfolios available for investment, each having its own investment objectives and policies. Shares of the Portfolio currently are available only to participants in the UBS PACESM Select Advisors Program and the UBS PACESM Multi Advisor Program.

The Trust accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio's operations; expenses which are applicable to all Portfolios are allocated among them on a pro rata basis.

In the normal course of business, the Portfolio may enter into contracts that contain a variety of representations or that provide indemnification for certain liabilities. The Portfolio's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolio that have not yet occurred. However, the Portfolio has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

In June 2009, the Financial Accounting Standards Board ("FASB") established the FASB Accounting Standards CodificationTM ("Codification") as the single source of authoritative accounting principles recognized by the FASB in the preparation of financial

20

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

statements in conformity with US generally accepted accounting principles ("GAAP"). The Codification supersedes existing and nongrandfathered, non-SEC accounting and reporting standards. The Codification did not change GAAP but rather organized it into a hierarchy where all guidance within the Codification carries an equal level of authority. The Codification became effective on July 1, 2009. The Codification did not have a material effect on the Portfolio's financial statements.

The preparation of financial statements in accordance with GAAP requires the Portfolio's management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies:

Valuation and accounting for investments and investment income—Investments are valued at amortized cost. Periodic review and monitoring of the valuation of the securities held by the Portfolio is performed in an effort to ensure that amortized cost approximates market value. Investment transactions are recorded on the trade date. Realized gains and losses from investment transactions are calculated using the identified cost method. Interest income is recorded on an accrual basis. Premiums are amortized and discounts are accreted as adjustments to interest income and the identified cost of investments.

GAAP requires disclosure surrounding the various inputs that are used in determining the value of the Portfolio's investments. These inputs are summarized into the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical investments.

Level 2—Other significant observable inputs, including but not limited to, quoted prices for similar investments, interest rates, prepayment speeds and credit risks.

Level 3—Unobservable inputs inclusive of the Portfolio's own assumptions in determining the fair value of investments.

21

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

In accordance with the requirements of GAAP, a fair value hierarchy has been included near the end of the Portfolio's Statement of net assets.

Repurchase agreements—The Portfolio may purchase securities or other obligations from a bank or securities dealer (or its affiliate), subject to the seller's agreement to repurchase them at an agreed upon date (or upon demand) and price. The Portfolio maintains custody of the underlying obligations prior to their repurchase, either through its regular custodian or through a special "tri-party" custodian or sub-custodian that maintains a separate account for both the Portfolio and its counterparty. The underlying collateral is valued daily to ensure that the value, including accrued interest, is at least equal to the repurchase price. In the event of default of the obligation to repurchase, the Portfolio generally has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Repurchase agreements involving obligations other than US government securities (such as commercial paper, corporate bonds and mortgage loans) may be subject to special risks and may not have the benefit of certain protections in the event of counterparty insolvency. If the seller (or seller's guarantor, if any) becomes insolvent, the Portfolio may suffer delays, costs and possible losses in connection with the disposition or retention of the collateral. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. The Portfolio may participate in joint repurchase agreement transactions with other funds managed, advised or sub-advised by UBS Global Asset Management (Americas) Inc. ("UBS Global AM").

Dividends and distributions—Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions is determined in accordance with federal income tax regulations, which may differ from GAAP. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are

22

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Concentration of risk

The ability of the issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments particular to a specific industry, country, state or region.

Investment management and administration fees and other transactions with affiliates

The Board has approved an investment management and administration contract ("Management Contract") with UBS Global AM. In accordance with the Management Contract, the Portfolio pays UBS Global AM an investment management and administration fee, which is accrued daily and paid monthly, at an annual rate of 0.35% of the Portfolio's average daily net assets. At January 31, 2010, the Portfolio is owed $112,951 from UBS Global AM, representing investment management and administration fees net of fee waivers/expense reimbursements.

UBS Global AM has contractually undertaken to waive a portion of the Portfolio's investment management and administration fees and/or reimburse a portion of the Portfolio's other expenses, when necessary, to maintain the total ordinary annual operating expenses (excluding dividend expense, borrowing costs and interest expense, if any) through November 30, 2010 at a level not to exceed 0.60%. The Portfolio will make a payment to UBS Global AM for any previously waived fees/reimbursed expenses during the following three fiscal years to the extent that operating expenses are otherwise below the expense cap.

23

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

At January 31, 2010, the Portfolio had fee waivers/expense reimbursements subject to repayment and respective dates of expiration as follows:

Fee waivers/ expense reimbursements subject to repayment	Expires July 31, 2010	Expires July 31, 2011	Expires July 31, 2012	Expires July 31, 2013
$5,036,131	$1,199,238	$1,426,962	$1,729,334	$680,597

Additionally, UBS Global AM may voluntarily waive fees and/or reimburse expenses from time to time in the event that the Portfolio's yield falls below a certain level. Once started, there is no guarantee that UBS Global AM would continue to voluntarily waive an additional portion of its fees and/or reimburse expenses. For the six months ended January 31, 2010, UBS Global AM voluntarily waived and/or reimbursed expenses of $767,230 for that purpose.

For the six months ended January 31, 2010, UBS Global AM waived fees/reimbursed expenses of $1,447,827.

Additional information regarding compensation to affiliate of a board member

Professor Meyer Feldberg serves as a senior advisor to Morgan Stanley, resulting in him being an interested trustee of the Portfolio. The Portfolio has been informed that Professor Feldberg's role at Morgan Stanley does not involve matters directly affecting any UBS funds. Portfolio transactions are executed through Morgan Stanley based on that firm's ability to provide best execution of the transactions.

During the six months ended January 31, 2010, the Portfolio purchased and sold certain securities (e.g., fixed income securities) in principal trades with Morgan Stanley having an aggregate value of $60,995,664. Morgan Stanley received compensation in connection with these trades, which may have been in the form of a "mark-up" or "mark-down" of the price of the securities, a fee

24

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

from the issuer for maintaining a commercial paper program, or some other form of compensation. Although the precise amount of this compensation is not generally known by the Portfolio's investment manager, it is believed that under normal circumstances it represents a small portion of the total value of the transactions.

Transfer agency related services fees

UBS Financial Services Inc. provides certain services pursuant to a delegation of authority from PNC Global Investment Servicing (U.S.), Inc. ("PNC"), the Portfolio's transfer agent, and was compensated for these services by PNC, not the Portfolio.

For the six months ended January 31, 2010, UBS Financial Services, Inc. received from PNC, not the Portfolio, $320,999 of the total transfer agency and related services fees paid by the Portfolio to PNC.

Securities lending

The Portfolio may lend securities up to 33 1/3% of its total assets to qualified broker-dealers or institutional investors. The loans are secured at all times by cash, US government securities or irrevocable letters of credit in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. The Portfolio will regain ownership of loaned securities to exercise certain beneficial rights; however, the Portfolio may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower fail financially. The Portfolio receives compensation for lending its securities from interest or dividends earned on the cash, US government securities or irrevocable letters of credit held as collateral, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. State Street Bank and Trust Company serves as the Portfolio's lending agent. At January 31, 2010, the Portfolio did not have any securities on loan.

25

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

Other liabilities and components of net assets

At January 31, 2010, the Portfolio had the following liabilities outstanding:

Payable for shares of beneficial interest repurchased	$1,817,036
Dividends payable to shareholders	1,934
Other accrued expenses*	439,498

* Excludes investment management and administration fees.

At January 31, 2010, the components of net assets were as follows:

Accumulated paid in capital	$403,224,353
Accumulated net realized gains from investment activities	649
Net assets	$403,225,002

Shares of beneficial interest

There is an unlimited amount of $0.001 par value shares of beneficial interest authorized. Transactions in shares of beneficial interest, at $1.00 per share, were as follows:

	For the six months ended January 31, 2010	For the year ended July 31, 2009
Shares sold	213,582,776	993,352,180
Shares repurchased	(340,329,568)	(992,040,001)
Dividends reinvested	23,125	5,435,215
Net increase (decrease) in shares outstanding	(126,723,667)	6,747,394

US Treasury Temporary Guarantee Program for Money Market Funds

The Portfolio participated in the US Treasury Department Temporary Guarantee Program for Money Market Funds. The program covered shareholders of participating money market funds as of the close of business on September 19, 2008. The program expired on September 18, 2009. The Portfolio bore the

26

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

cost of participating in this program, to the extent not offset by UBS Global AM's fee waivers/voluntary expense reimbursements. The Portfolio paid a fee of 0.01% of the value of the Portfolio's outstanding shares on September 19, 2008 (valued at $1.00 per share) for participation in the program for the initial coverage period of September 19, 2008, through December 18, 2008. The program was first extended until April 30, 2009, and the Portfolio paid a fee calculated in the same manner but at the rate of 0.015% for continued participation in the program through that date. The program was then extended a final time, providing coverage through September 18, 2009. In April, the Portfolio paid an additional fee for continued coverage for the period May 1, 2009, through September 18, 2009, calculated in the same manner and at the same 0.015% rate as for the initial extension period.

Federal tax status

The Portfolio intends to distribute substantially all of its income and to comply with the other requirements of the Internal Revenue Code applicable to regulated investment companies. Accordingly, no provision for federal income taxes is required. In addition, by distributing during each calendar year substantially all of its net investment income, net realized capital gains and certain other amounts, if any, the Portfolio intends not to be subject to a federal excise tax.

The tax character of distributions paid to shareholders by the Portfolio during the six months ended January 31, 2010 and the fiscal year ended July 31, 2009 was ordinary income.

The components of accumulated earnings (deficit) on a tax basis for the current fiscal year will be determined after the Portfolio's fiscal year ending July 31, 2010.

As of and during the period ended January 31, 2010, the Portfolio did not have any liabilities for any unrecognized tax positions. The Portfolio recognizes interest and penalties, if any, related to

27

UBS PACE Money Market Investments

Notes to financial statements (unaudited)

unrecognized tax positions as income tax expense in the Statement of operations. During the period, the Portfolio did not incur any interest or penalties.

Each of the tax years in the four year period ended July 31, 2009, remains subject to examination by the Internal Revenue Service and state taxing authorities.

Subsequent events

Management has evaluated the effect of subsequent events on the Portfolio's financial statements through the date of issuance of the Portfolio's financial statements. Management has determined that there are no material subsequent events that would require disclosure in or adjustment to the Portfolio's financial statements.

28

UBS PACE Money Market Investments

General information (unaudited)

Quarterly Form N-Q portfolio schedule

The Portfolio will file its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Portfolio's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Portfolio's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC 0330. Additionally, you may obtain copies of Forms N-Q from the Portfolio upon request by calling 1-800-647 1568.

Proxy voting policies, procedures and record

You may obtain a description of the Portfolio's (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Portfolio voted any proxies related to portfolio securities during the most recent 12-month period ended June 30 for which an SEC filing has been made, without charge, upon request by contacting the Portfolio directly at 1-800-647 1568, online on the Portfolio's Web site: www.ubs.com/ubsglobalam-proxy, or on the EDGAR Database on the SEC's Web site (http://www.sec.gov).

Other tax information

Pursuant to Section 871(k)(2)(C) of the Internal Revenue Code, UBS PACE Money Market Investments designates 100% of its "qualified short-term gains" (as defined in Section 871(k)(2)(D)) related to the distribution made in December 2009 as short-term capital gain dividends.

29

(This page intentionally left blank)

(This page intentionally left blank)

(This page intentionally left blank)

Trustees

Richard Q. Armstrong
Chairman

Alan S. Bernikow

Richard R. Burt

Meyer Feldberg

Bernard H. Garil

Heather R. Higgins

Principal Officers

Kai R. Sotorp
President

Mark F. Kemper
Vice President and Secretary

Thomas Disbrow
Vice President and Treasurer

Robert Sabatino
Vice President

Investment Manager and
Administrator

UBS Global Asset Management (Americas) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

Principal Underwriter

UBS Global Asset Management (US) Inc.
1285 Avenue of the Americas
New York, New York 10019-6028

The financial information included herein is taken from the records of the Portfolio without examination by independent registered public accountants who do not express an opinion thereon.

This report is not to be used in connection with the offering of shares of the Portfolio unless accompanied or preceded by an effective prospectus.

© 2010 UBS Global Asset Management (Americas) Inc. All rights reserved.

PRESORTED
STANDARD
U.S. POSTAGE
PAID
COMPUTERSHARE

UBS Global Asset Management (Americas) Inc.

1285 Avenue of the Americas

New York, New York 10019-6028

Item 2.  Code of Ethics.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 3.  Audit Committee Financial Expert.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the registrant.

Item 6.  Investments.

(a) Included as part of the report to shareholders filed under Item 1 of this form.

(b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

(a)            The registrant’s Board has established a Nominating and Corporate Governance Committee.  The Nominating and Corporate Governance Committee will consider nominees recommended by shareholders if a vacancy occurs among those board members who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended.  In order to recommend a nominee, a shareholder should send a letter to the chairperson of the Nominating and Corporate Governance Committee, Richard R. Burt, care of the Secretary of the registrant at UBS Global Asset Management (Americas) Inc., UBS Building, One North Wacker Drive, Chicago, IL 60606, Attn: Mark Kemper, Secretary, and indicate on the envelope “Nominating and Corporate Governance Committee.”  The shareholder’s letter should state the nominee’s name and should include the nominee’s resume or curriculum vitae, and must be accompanied by a written consent of the individual to stand for election if nominated for the Board and to serve if elected by shareholders.

Item 11.  Controls and Procedures.

(a)            The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b)           The registrant’s principal executive officer and principal financial officer are aware of no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)                (1) Code of Ethics — Form N-CSR disclosure requirement not applicable to this filing of a semi-annual report.

(a)                (2) Certifications of principal executive officer and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.CERT.

(a)                (3) Written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons — not applicable to the registrant.

(b)               Certifications of principal executive officer and principal financial officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 is attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UBS PACE Select Advisors Trust

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 12, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kai R. Sotorp
Kai R. Sotorp
President

Date:	April 12, 2010

By:	/s/ Thomas Disbrow
Thomas Disbrow
Vice President and Treasurer

Date:	April 12, 2010